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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number	811-02699

AIM Growth Series (Invesco Growth Series)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	12/31

Date of reporting period:	12/31/15

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders December 31, 2015

Invesco Alternative Strategies Fund

Nasdaq:
A: LQLAX ■ C: LQLCX ■ R: LQLRX ■ Y: LQLYX ■ R5: LQLFX ■ R6: LQLSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
7 Supplemental Information
10 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
19 Financial Highlights
20 Auditor's Report
21 Fund Expenses
22 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Alternative Strategies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Alternative Strategies Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco Alternative Strategies Fund (the Fund), at net asset value (NAV), underperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.15%
Class C Shares	-3.00
Class R Shares	-2.49
Class Y Shares	-1.89
Class R5 Shares	-2.00
Class R6 Shares	-2.00
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.03
Lipper Alternative Multi-Strategy Funds Classification Average■ (Peer Group)	-2.05

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. Equity markets experienced a strong rally in February on the expectation that falling oil prices would boost US consumer-led growth. However, a colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone in the spring contributed to an increasingly uncertain market environment. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While developed markets were fairly resilient, or flat, for the year, many emerging markets – particularly China, Brazil and Russia – struggled and ended the year down significantly.

    The Fund is allocated across “core” and “satellite” components. The core portfolio allocation is comprised of underlying alternative funds and strategies that may exhibit low-to-medium correlation with traditional stocks and bonds. Against the backdrop of volatile global equity markets during the reporting period, underlying funds within this core allocation – including Invesco All Cap Market Neutral Fund and Invesco Global Market Neutral Fund – were among the top contributors to Fund performance for the year.

    The Fund’s satellite portfolio allocation includes underlying funds that are directional, meaning they seek to perform well in specific economic environments, reflecting a near-term outlook for markets. Given the sharp decline in oil prices and broader headwinds across commodities during the reporting period, certain underlying funds within this satellite allocation – PowerShares DB Base Metals Fund and Invesco Balanced-Risk Commodity Strategy Fund – detracted from Fund performance. Invesco Global Infrastructure Fund, an underlying fund with a heavy emphasis in the energy and utilities sectors, also detracted from Fund performance for the reporting period.

    Please note that some of the Fund’s underlying funds – which include, but are not limited to, Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Markets Strategy Fund, Invesco Balanced-Risk Allocation Fund, Invesco Macro Long/ Short Fund, Invesco Long/Short Equity Fund and Invesco Balanced-Risk Commodity Strategy Fund – may use derivatives. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	57.7%

Alternative Funds	31.8

Exchange-Traded Funds	4.0

Fixed Income Funds	1.9

Money Market Funds	4.6

Total Net Assets	$883.0 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

4	Invesco Alternative Strategies Fund

    During the year, allocations within the core component of the Fund remained relatively static, while allocations within the satellite component of the Fund changed to reflect shifts in the macroeconomic environment. Specifically, at the beginning of the reporting period, our macroeconomic model gave a higher probability to continued economic growth with low inflation. As the year progressed, the probability of economic contraction increased significantly. An environment of economic contraction and low inflation would generally favor fixed income assets at the expense of US consumer-focused asset classes.

    Thank you for investing in Invesco Alternative Strategies Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is
manager of Invesco Alternative Strategies Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Solutions Team

5 Invesco Alternative Strategies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/14/14

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-5.16%
1 Year	-7.54

Class C Shares
Inception (10/14/14)	-1.49%
1 Year	-3.94

Class R Shares
Inception (10/14/14)	-0.98%
1 Year	-2.49

Class Y Shares
Inception (10/14/14)	-0.31%
1 Year	-1.89

Class R5 Shares
Inception (10/14/14)	-0.48%
1 Year	-2.00

Class R6 Shares
Inception (10/14/14)	-0.48%
1 Year	-2.00

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.75%, 2.50%, 2.00%, 1.50%, 1.50% and 1.50%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.46%, 5.21%, 4.71%, 4.21%, 4.10% and 4.05%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 1.23% for Invesco Alternative Strategies Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least October 31, 2016. See current prospectus for more information.

6 Invesco Alternative Strategies Fund

Invesco Alternative Strategies Fund’s investment objective is long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

The principal risks of investing in the Fund are:

■	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds. It is possible that due to unexpected market movements or other factors, the Adviser’s allocation of the Fund’s assets among underlying funds may not produce the desired results and could cause the Fund to perform poorly or underperform other available funds.
■	Exchange-traded funds risk. An investment by the Fund or an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include:

■	Active trading risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to mutual funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action. The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity risk. Certain of the underlying fund’s significant investment exposure to the commodities markets and/ or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, continued on page 8

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7 Invesco Alternative Strategies Fund

continued from page 7

such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than certain underlying funds to implement their investment strategy.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries held by an underlying fund may be affected more negatively by inflation, devaluation of their curren-

cies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates

8 Invesco Alternative Strategies Fund

fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.
■	Management risk. The investment techniques and risk analysis used by the underlying funds’ portfolio managers may not produce the desired results. In particular, there is no guarantee that the underlying funds’ portfolio manager’s investment selection process will produce a portfolio effective at achieving the underlying fund’s respective investment objective. In addition, certain underlying funds’ investment strategies will likely cause the underlying fund to underperform the broader equity markets in which the underlying fund invests during market rallies. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations in the various markets in which the underlying funds invest.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Short sales risk. Short sales may cause an underlying fund to repurchase a security at a higher price, thereby causing the underlying fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, an underlying fund’s exposure is unlimited. In order to establish a short position in a security, an underlying fund must borrow the security from a broker. The underlying fund may not always be able to borrow a security the underlying fund seeks to sell short at a particular time or at an acceptable price. An underlying fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. An underlying fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause an underlying fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. Certain underlying funds invest in wholly owned subsidiaries to gain exposure to commodities and other non-securities in amounts greater than could be held directly by the underlying funds. By investing in the subsidiary, an underlying fund is indirectly exposed to risks associated with the subsidiary’s investments. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United

States and/or the Cayman Islands, under which the underlying fund and the subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and, therefore, the Fund.

■	US government obligations risk. Underlying funds that invest in derivatives may hold significant positions in obligations issued by US government agencies and instrumentalities. These obligations may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Multi-Strategy Funds Classification Average represents an average of all funds in the Lipper Alternative Multi-Strategy Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Alternative Strategies Fund

Schedule of Investments

December 31, 2015

Invesco Alternative Strategies Fund

Schedule of Investments in Affiliated Issuers–102.41%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/15	Value 12/31/15
Alternative Funds–4.13%
Powershares DB Base Metals Fund–ETF(b)	2.26%	$12,648	$16,738	$(5,223)	$(3,278)	$(915)		$—	1,681	$19,970
Powershares DB Silver Fund–ETF (b)	1.87%	9,375	11,814	(2,743)	(1,690)	(222)		—	756	16,534
Total Alternative Funds		22,023	28,552	(7,966)	(4,968)	(1,137)		—		36,504

Asset Allocation Funds–32.56%
Invesco Balanced-Risk Allocation Fund	15.47%	72,352	130,912	(52,185)	(9,565)	(44)		4,030	13,155	136,551
Invesco Balanced-Risk Commodity Strategy Fund(b)	2.06%	12,175	13,778	(5,225)	(1,957)	(585)		—	2,910	18,186
Invesco Global Markets Strategy Fund	15.03%	76,889	108,809	(48,070)	(3,616)	(1,288)		3,272	13,781	132,724
Total Asset Allocation Funds		161,416	253,499	(105,480)	(15,138)	(1,917)		7,302		287,461

Domestic Equity Funds–20.78%
Invesco All Cap Market Neutral Fund	17.27%	94,560	134,372	(70,736)	(3,633)	(2,032)		16,921	14,752	152,531
Invesco Long/Short Equity Fund(b)	3.51%	20,465	25,917	(15,013)	(597)	361		1,539	2,840	30,984
Total Domestic Equity Funds		115,025	160,289	(85,749)	(4,230)	(1,671)		18,460		183,515

Fixed-Income Funds–1.97%
Invesco Floating Rate Fund	1.97%	9,393	11,439	(2,341)	(1,099)	(43)		618	2,430	17,349

Foreign Equity Funds–34.34%
Invesco Global Infrastructure Fund	4.12%	18,503	31,213	(8,398)	(4,145)	(753)		506	4,215	36,420
Invesco Global Market Neutral Fund(b)	18.38%	89,189	119,407	(48,332)	2,806	(416)		—	15,799	162,257
Invesco Macro Long/Short Fund	11.84%	74,542	78,184	(41,953)	(4,168)	(425)		567	11,312	104,523
Total Foreign Equity Funds		182,234	228,804	(98,683)	(5,507)	(1,594)		1,073		303,200

Real Estate Funds–3.97%
Invesco Global Real Estate Fund	3.97%	19,969	25,556	(9,645)	(435)	(384)		637	2,794	35,061

Money Market Funds–4.66%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	2.33%	18,709	308,471	(306,604)	—	—		10	20,576	20,576
Premier Portfolio–Institutional Class, 0.24% (c)	2.33%	18,709	308,471	(306,604)	—	—		7	20,576	20,576
Total Money Market Funds		37,418	616,942	(613,208)	—	—		17		41,152
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $942,916)	102.41%	$547,478	$1,325,081	$(923,072)	$(31,377)	$(6,746	)(d)	$28,107		$904,242
OTHER ASSETS LESS LIABILITIES	(2.41)%									(21,248)
NET ASSETS	100.00%									$882,994

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(d)	Includes $4,919, $149, $397 and $1,657 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco Long/Short Equity Fund, Invesco Global Market Neutral Fund and Invesco Macro Long/Short Fund respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Alternative Strategies Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in affiliated underlying funds, at value (Cost $942,916)	$904,242
Receivable for:
Fund shares sold	3,016
Dividends — affiliated underlying funds	83
Fund expenses absorbed	3,980
Investment for trustee deferred compensation and retirement plans	2,386
Other assets	23,801
Total assets	937,508

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	23,416
Accrued fees to affiliates	1,049
Accrued trustees’ and officers’ fees and benefits	172
Accrued other operating expenses	27,491
Trustee deferred compensation and retirement plans	2,386
Total liabilities	54,514
Net assets applicable to shares outstanding	$882,994

Net assets consist of:
Shares of beneficial interest	$936,472
Undistributed net investment income	(1,721)
Undistributed net realized gain (loss)	(13,083)
Net unrealized appreciation (depreciation)	(38,674)
$882,994

Net Assets:
Class A	$489,498
Class C	$100,839
Class R	$18,054
Class Y	$255,933
Class R5	$9,335
Class R6	$9,335

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	52,540
Class C	10,871
Class R	1,940
Class Y	27,416
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.32
Maximum offering price per share
(Net asset value of $9.32 ÷ 94.50%)	$9.86
Class C:
Net asset value and offering price per share	$9.28
Class R:
Net asset value and offering price per share	$9.31
Class Y:
Net asset value and offering price per share	$9.34
Class R5:
Net asset value and offering price per share	$9.33
Class R6:
Net asset value and offering price per share	$9.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Alternative Strategies Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends from affiliated underlying funds	$28,107
Other Income	109
Total investment income	28,216

Expenses:
Advisory fees	900
Administrative services fees	50,000
Custodian fees	7,763
Distribution fees:
Class A	864
Class C	369
Class R	90
Transfer agent fees — A, C, R and Y	2,241
Transfer agent fees — R5	10
Transfer agent fees — R6	10
Trustees’ and officers’ fees and benefits	18,271
Registration and filing fees	103,306
Reports to shareholders	16,259
Professional services fees	67,782
Other	15,610
Total expenses	283,475
Less: Fees waived and expenses reimbursed	(280,532)
Net expenses	2,943
Net investment income	25,273

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares:
Net realized gain (loss) on sales of affiliated underlying fund shares	(13,868)
Net realized gain from distributions of affiliated underlying fund shares	7,122
(6,746)
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(31,377)
Net gain (loss) from affiliated underlying funds	(38,123)
Net increase (decrease) in net assets resulting from operations	$(12,850)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Alternative Strategies Fund

Statement of Changes in Net Assets

For the year ended December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014

	2015	October 14, 2014 (commencement date) through December 31, 2014
Operations:
Net investment income	$25,273	$5,617
Net realized gain (loss)	(6,746)	4,260
Change in net unrealized appreciation (depreciation)	(31,377)	(7,297)
Net increase (decrease) in net assets resulting from operations	(12,850)	2,580

Distributions to shareholders from net investment income:
Class A	(20,322)	(2,664)
Class C	(2,788)	(356)
Class R	(723)	(183)
Class Y	(10,795)	(5,449)
Class R5	(411)	(193)
Class R6	(411)	(193)
Total distributions from net investment income	(35,450)	(9,038)

Distributions to shareholders from net realized gains:
Class A	(1,156)	—
Class C	(174)	—
Class R	(43)	—
Class Y	(591)	—
Class R5	(22)	—
Class R6	(22)	—
Total distributions from net realized gains	(2,008)	—

Share transactions–net:
Class A	366,449	153,374
Class C	83,830	20,746
Class R	1,256	18,066
Class Y	(38,255)	314,262
Class R5	—	10,016
Class R6	—	10,016
Net increase in net assets resulting from share transactions	413,280	526,480
Net increase in net assets	362,972	520,022

Net assets:
Beginning of year	520,022	—
End of year (includes undistributed net investment income of $(1,721) and $(625), respectively)	$882,994	$520,022

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Alternative Strategies Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco.

13                         Invesco Alternative Strategies Fund

Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as

14                         Invesco Alternative Strategies Fund

realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least October 31, 2016, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27% of average daily net assets, respectively. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on October 31, 2016. The fee waiver agreement cannot be terminated during its term.

For the year ended December 31, 2015, the Adviser waived advisory fees of $900 and reimbursed fund level expenses of $277,371 and reimbursed class level expenses of $1,336, $143, $70, $692, $10 and $10 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

15                         Invesco Alternative Strategies Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $920 in front-end sales commissions from the sale of Class A shares.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Alternative Strategies Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended December 31, 2015 and the Period October 14, 2014 (commencement date) through December 31, 2014:

	2015	2014
Ordinary income	$33,975	$9,038
Long-term capital gain	3,483	—
Total distributions	$37,458	$9,038

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$1,431
Net unrealized appreciation (depreciation) — investments	(52,547)
Temporary book/tax differences	(2,362)
Shares of beneficial interest	936,472
Total net assets	$882,994

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $708,139 and $309,864, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$927
Aggregate unrealized (depreciation) of investment securities	(53,474)
Net unrealized appreciation (depreciation) of investment securities	$(52,547)
Cost of investments for tax purposes is $956,789.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds and organizational expenses, on December 31, 2015, undistributed net investment income was increased by $9,081, undistributed net realized gain (loss) was decreased by $6,137 and shares of beneficial interest was decreased by $2,944. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Alternative Strategies Fund

NOTE 9—Share Information

	Summary of Share Activity
	Year ended December 31, 2015(a)		October 14, 2014 (commencement date) through December 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	43,322	$426,003	15,237	$152,686
Class C	8,520	81,281	2,059	20,563
Class R	92	896	1,809	18,066
Class Y	12,130	118,904	30,683	310,841
Class R5	—	—	1,001	10,016
Class R6	—	—	1,001	10,016

Issued as reinvestment of dividends:
Class A	1,826	17,090	69	688
Class C	276	2,579	19	183
Class R	39	360	—	—
Class Y	729	6,833	345	3,421

Reacquired:
Class A	(7,914)	(76,644)	—	—
Class C	(3)	(30)	—	—
Class Y	(16,471)	(163,992)	—	—
Net increase in share activity	42,546	$413,280	52,223	$526,480

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 26% of the outstanding shares of the Fund are owned by the Adviser.

18                         Invesco Alternative Strategies Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$9.95	$0.41	$(0.62)	$(0.21)	$(0.40)	$(0.02)	$(0.42)	$9.32	(2.15)%	$489	0.52	%(e)	47.31	%(e)	4.19	%(e)	52%
Year ended 12/31/14(f)	10.00	0.15	(0.01)	0.14	(0.19)	—	(0.19)	9.95	1.39	152	0.52	(g)	97.85	(g)	6.96	(g)	3
Class C
Year ended 12/31/15	9.95	0.33	(0.62)	(0.29)	(0.36)	(0.02)	(0.38)	9.28	(2.90)	101	1.27	(e)	48.06	(e)	3.44	(e)	52
Year ended 12/31/14(f)	10.00	0.14	(0.02)	0.12	(0.17)	—	(0.17)	9.95	1.23	21	1.27	(g)	98.60	(g)	6.21	(g)	3
Class R
Year ended 12/31/15	9.95	0.39	(0.63)	(0.24)	(0.38)	(0.02)	(0.40)	9.31	(2.38)	18	0.77	(e)	47.56	(e)	3.94	(e)	52
Year ended 12/31/14(f)	10.00	0.15	(0.02)	0.13	(0.18)	—	(0.18)	9.95	1.34	18	0.77	(g)	98.10	(g)	6.71	(g)	3
Class Y
Year ended 12/31/15	9.96	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.34	(1.89)	256	0.27	(e)	47.06	(e)	4.44	(e)	52
Year ended 12/31/14(f)	10.00	0.16	(0.01)	0.15	(0.19)	—	(0.19)	9.96	1.54	309	0.27	(g)	97.60	(g)	7.21	(g)	3
Class R5
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27	(e)	46.77	(e)	4.44	(e)	52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	—	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3
Class R6
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27	(e)	46.77	(e)	4.44	(e)	52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	—	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.02% and 1.73% for the year ended December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $346, $37, $18, $179, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

19                         Invesco Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Alternative Strategies Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 14, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

20                         Invesco Alternative Strategies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, through December 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,010.00	$2.63	$1,022.58	$2.65	0.52%
C	1,000.00	1,005.30	6.42	1,018.80	6.46	1.27
R	1,000.00	1,007.50	3.90	1,021.32	3.92	0.77
Y	1,000.00	1,011.60	1.37	1,023.84	1.38	0.27
R5	1,000.00	1,010.50	1.37	1,023.84	1.38	0.27
R6	1,000.00	1,010.50	1.37	1,023.84	1.38	0.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Alternative Strategies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,483
Qualified Dividend Income*	12.30%
Corporate Dividends Received Deduction*	7.28%
U.S. Treasury Obligations*	0.68%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Alternative Strategies Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Alternative Strategies Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 AND 002-57526	ALST-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders — December 31, 2015

Invesco Balanced-Risk Retirement Funds

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
14 Long-Term Fund Performance
24 Supplemental Information
31 Schedule of Investments
33 Financial Statements
39 Notes to Financial Statements
49 Financial Highlights
54 Auditor's Report
55 Fund Expenses
58 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Balanced-Risk Retirement Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2015, Class A shares of Invesco Balanced-Risk Retirement Now Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement Now Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.81%
Class AX Shares	-2.82
Class B Shares	-3.55
Class C Shares	-3.67
Class CX Shares	-3.55
Class R Shares	-3.08
Class RX Shares	-3.09
Class Y Shares	-2.64
Class R5 Shares	-2.64
Class R6 Shares	-2.64
S&P 500 Index▼(Broad Market Index)	1.38
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	1.40
Custom Invesco Balanced-Risk Retirement Now Index■ (Style-Specific Index)	0.05
Lipper Mixed-Asset Target Today Index¿ (Peer Group Index)	-1.04
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement Now Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    During the year ended December 31, 2015, global markets produced mixed results due to a variety of geopolitical developments. The Fund’s returns at NAV were negative for the reporting period. IBRA invests in derivatives, specifically swaps, futures and commodity-linked notes, which are expected to correspond to US and international equity, fixed income and commodity markets. The strategic portion of IBRA’s investment process involves selecting representative assets for each asset class from a universe of over 50 assets. Next, IBRA seeks to construct its portfolio so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA then makes tactical adjustments to its portfolio on a monthly basis to try to take advantage of short-term market dynamics.

    Positive performance from IBRA’s strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted the Fund’s results for the reporting period. IBRA’s tactical positioning within commodities, achieved through the use of swaps, futures and commodity-linked notes, also contributed to results, while IBRA’s tactical positioning within equities and fixed income through the use of swaps and futures slightly detracted from results results for the year. The net effect was a positive contribution to Fund results for the year from IBRA’s tactical allocation process.

    Equity markets in developed nations rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter of 2015, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices. The tactical allocation element of IBRA’s strategy contributed to quarterly results, with all three asset classes contributing fairly equally to IBRA’s results, and therefore to the Fund’s results, for the quarter.

    The Fund ended the second quarter of 2015 on a weak note; small gains from IBRA’s equity and commodity exposure were not enough to compensate for losses from its government bond exposure. Early equity gains were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed

Target Risk Allocation and
Notional Asset Weights as of 12/31/15
By asset class
Asset Class*	Target Risk Allocation**	Notional Asset Weights***
Equities	38.09%	22.63%
Fixed Income	41.86	51.75
Commodities	16.40	12.94
Cash	3.65	40.46
Total	100.00	127.78

Total Net Assets	$32.5 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Fund Nasdaq Symbols
Class A Shares	IANAX
Class AX Shares	VIRAX
Class B Shares	IANBX
Class C Shares	IANCX
Class CX Shares	VIRCX
Class R Shares	IANRX
Class RX Shares	VIRRX
Class Y Shares	IANYX
Class R5 Shares	IANIX
Class R6 Shares	IANFX

*	Reflects exposure achieved through investments in affiliated underlying funds.
**	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
***	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

4                         Invesco Balanced-Risk Retirement Funds

results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities may have been easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets. IBRA’s tactical allocation across all three asset classes detracted from its return, and therefore the Fund’s return, for the quarter.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe haven assets after commodity prices resumed their slide, creating renewed volatility in equities.1 All of the bond markets in which IBRA invested, using swaps and futures, posted gains for the third quarter of 2015. Several factors caused weakness in equities during the quarter, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the quarter. IBRA’s tactical allocation process generated a positive return for the quarter; its general overweight exposure to bonds, achieved through the use of swaps and futures, proved timely and benefited IBRA’s performance, and therefore the Fund’s performance. IBRA’s tactical shifts to equities, achieved through the use of swaps and futures, detracted from Fund performance, due to IBRA’s overweight exposure to all equity markets during August, when volatility increased. IBRA’s defensive posture in commodities, achieved through the use of swaps, futures and commodity-linked notes, benefited its performance every month during the third quarter; this benefited Fund performance.

    Exposure to developed-market equities, achieved through the use of swaps and futures, were the sole contributor to IBRA’s performance in the fourth quarter of 2015, but performance diverged between markets. Equities saw broad strength in October as share prices rebounded from the third quarter. During the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds, exposure to which was achieved through the use of swaps and futures, were mild detractors from IBRA’s results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong equity market performance in October and November reduced the perceived safe haven appeal of bonds.1 IBRA’s exposure to commodities, achieved through the use of swaps, futures and commodity linked notes, produced the largest drag on Fund performance for the quarter. IBRA’s tactical results for the fourth quarter were positive overall. The largest contributor to IBRA’s results was its defensive posture across commodities, particularly energy, for the quarter. This exposure was achieved through the use of swaps, futures and commodity-linked notes.

    Please note that IBRA’s strategy is principally implemented with derivative instruments, specifically, swaps and futures, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of IBRA’s performance, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement Now Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2020 Fund

For the year ended December 31, 2015, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2020 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.79%
Class AX Shares	-3.69
Class B Shares	-4.48
Class C Shares	-4.37
Class CX Shares	-4.48
Class R Shares	-3.98
Class RX Shares	-3.98
Class Y Shares	-3.40
Class R5 Shares	-3.50
Class R6 Shares	-3.49
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	1.40
Custom Invesco Balanced-Risk Retirement 2020 Index■ (Style-Specific Index)	0.02
Lipper Mixed-Asset Target 2020 Funds Index¿ (Peer Group Index)	-0.99
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2020 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    During the year ended December 31, 2015, global markets produced mixed results due to a variety of geopolitical developments. The Fund’s returns at NAV were negative for the reporting period. IBRA invests in derivatives, specifically swaps, futures and commodity-linked notes, which are expected to correspond to US and international equity, fixed income and commodity markets. The strategic portion of IBRA’s investment process involves selecting representative assets for each asset class from a universe of over 50 assets. Next, IBRA seeks to construct its portfolio so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA then makes tactical adjustments to its portfolio on a monthly basis to try to take advantage of short-term market dynamics.

    Positive performance from IBRA’s strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted the Fund’s results for the reporting period. IBRA’s tactical positioning within commodities, achieved through the use of swaps, futures and commodity-linked notes, also contributed to results, while IBRA’s tactical positioning within equities and fixed income through the use of swaps and futures slightly detracted from results results for the year. The net effect was a positive contribution to Fund results for the year from IBRA’s tactical allocation process.

    Equity markets in developed nations rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter of 2015, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices. The tactical allocation element of IBRA’s strategy contributed to quarterly results, with all three asset classes contributing fairly equally to IBRA’s results, and therefore to the Fund’s results, for the quarter.

    The Fund ended the second quarter of 2015 on a weak note; small gains from IBRA’s equity and commodity exposure were not enough to compensate for losses from its government bond exposure. Early equity gains were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed

Target Risk Allocation and
Notional Asset Weights as of 12/31/15
By asset class
Asset Class*	Target Risk Allocation**	Notional Asset Weights***
Equities	38.92%	29.50%
Fixed Income	42.77	67.47
Commodities	16.76	16.87
Cash	1.55	21.97
Total	100.00	135.81

Total Net Assets	$98.3 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Fund Nasdaq Symbols

Class A Shares	AFTAX
Class AX Shares	VRCAX
Class B Shares	AFTBX
Class C Shares	AFTCX
Class CX Shares	VRCCX
Class R Shares	ATFRX
Class RX Shares	VRCRX
Class Y Shares	AFTYX
Class R5 Shares	AFTSX
Class R6 Shares	VRCFX

*	Reflects exposure achieved through investments in affiliated underlying funds.
**	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
***	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

6                         Invesco Balanced-Risk Retirement Funds

results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities may have been easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets. IBRA’s tactical allocation across all three asset classes detracted from its return, and therefore the Fund’s return, for the quarter.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe haven assets after commodity prices resumed their slide, creating renewed volatility in equities.1 All of the bond markets in which IBRA invested, using swaps and futures, posted gains for the third quarter of 2015. Several factors caused weakness in equities during the quarter, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the quarter. IBRA’s tactical allocation process generated a positive return for the quarter; its general overweight exposure to bonds, achieved through the use of swaps and futures, proved timely and benefited IBRA’s performance, and therefore the Fund’s performance. IBRA’s tactical shifts to equities, achieved through the use of swaps and futures, detracted from Fund performance, due to IBRA’s overweight exposure to all equity markets during August, when volatility increased. IBRA’s defensive posture in commodities, achieved through the use of swaps, futures and commodity-linked notes, benefited its performance every month during the third quarter; this benefited Fund performance.

    Exposure to developed-market equities, achieved through the use of swaps and futures, were the sole contributor to IBRA’s performance in the fourth quarter of 2015, but performance diverged between markets. Equities saw broad strength in October as share prices rebounded from the third quarter. During the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds, exposure to which was achieved through the use of swaps and futures, were mild detractors from IBRA’s results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong equity market performance in October and November reduced the perceived safe haven appeal of bonds.1 IBRA’s exposure to commodities, achieved through the use of swaps, futures and commodity-linked notes, produced the largest drag on Fund performance for the quarter. IBRA’s tactical results for the fourth quarter were positive overall. The largest contributor to IBRA’s results was its defensive posture across commodities, particularly energy, for the quarter. This exposure was achieved through the use of swaps, futures and commodity-linked notes.

    Please note that IBRA’s strategy is principally implemented with derivative instruments, specifically, swaps and futures, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of IBRA’s performance, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2020 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

7                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Balanced-Risk Retirement 2030 Fund

For the year ended December 31, 2015, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2030 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.03%
Class AX Shares	-4.90
Class B Shares	-5.77
Class C Shares	-5.66
Class CX Shares	-5.66
Class R Shares	-5.21
Class RX Shares	-5.09
Class Y Shares	-4.75
Class R5 Shares	-4.74
Class R6 Shares	-4.74
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	1.40
Custom Invesco Balanced-Risk Retirement 2030 Index■ (Style-Specific Index)	-0.09
Lipper Mixed-Asset Target 2030 Funds Index¿ (Peer Group Index)	-1.37
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2030 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market di-versification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    During the year ended December 31, 2015, global markets produced mixed results due to a variety of geopolitical developments. The Fund’s returns at NAV were negative for the reporting period. IBRA and IBRAA invest in derivatives, specifically, swaps, futures and commodity-linked notes, which are expected to correspond to US and international equity, fixed income and commodity markets. The strategic portion of IBRA’s and IBRAA’s investment process involves selecting representative assets for each asset class from a universe of over 50 assets. Next, IBRA and IBRAA seek to construct portfolios so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA and IBRAA then make tactical adjustments to their portfolios on a monthly basis to try to take advantage of short-term market dynamics.

    Positive performance from IBRA’s and

IBRAA’s strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted the Fund’s results for the reporting period. IBRA’s and IBRAA’s tactical positioning within commodities, achieved through the use of swaps, futures and commodity-linked notes, also contributed to results, while IBRA’s and IBRAA’s tactical positioning within equities and fixed income through the use of swaps and futures slightly detracted from results. The net effect was a positive contribution to Fund results for the year from IBRA’s and IBRAA’s tactical allocation process.

    Equity markets in developed nations rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter of 2015, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices. The tactical allocation element of IBRA’s and IBRAA’s strategy contributed to quarterly results, with all three asset classes contributing fairly equally to IBRA’s and IBRAA’s results, and therefore to the Fund’s results, for the quarter.

    The Fund ended the second quarter of 2015 on a weak note; small gains from IBRA’s and IBRAA’s equity and commodity exposure were not enough to compensate for losses from their government bond exposure. Early equity gains were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial

Target Risk Allocation and
Notional Asset Weights as of 12/31/15
By asset class
Asset Class*	Target Risk Allocation**	Notional Asset Weights***
Equities	39.52%	40.02%
Fixed Income	43.43	91.54
Commodities	17.01	22.88
Cash	0.04	0.70
Total	100.00	155.14

Total Net Assets	$106.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Fund Nasdaq Symbols
Class A Shares	TNAAX
Class AX Shares	VREAX
Class B Shares	TNABX
Class C Shares	TNACX
Class CX Shares	VRECX
Class R Shares	TNARX
Class RX Shares	VRERX
Class Y Shares	TNAYX
Class R5 Shares	TNAIX
Class R6 Shares	TNAFX

*	Reflects exposure achieved through investments in affiliated underlying funds.
**	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
***	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

8                         Invesco Balanced-Risk Retirement Funds

increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities may have been easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets. IBRA’s and IBRAA’s tactical allocation across all three asset classes detracted from the underlying funds’ returns for the quarter.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe haven assets after commodity prices resumed their slide, creating renewed volatility in equities.1 All of the bond markets in which IBRA and IBRAA invested, using swaps and futures, posted gains for the third quarter of 2015. Several factors caused weakness in equities during the quarter, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the quarter. IBRA’s and IBRAA’s tactical allocation process generated a positive return for the quarter; their general overweight exposure to bonds, achieved through the use of swaps and futures, proved timely and benefited their performance, and therefore the Fund’s performance. IBRA’s and IBRAA’s tactical shifts to equities, achieved through the use of swaps and futures, detracted from Fund performance, due to IBRA’s and IBRAA’s overweight exposure to all equity markets during August, when volatility increased. IBRA’s and IBRAA’s defensive posture in commodities, achieved through the use of swaps, futures and commodity-linked notes, benefited their performance every month during the third quarter; this benefited Fund performance.

    Exposure to developed-market equities, achieved through the use of swaps and futures, were the sole contributor to IBRA’s and IBRAA’s performance in the fourth quarter of 2015, but performance diverged between markets. Equities saw broad strength in October as share prices rebounded from the third quarter. During the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds, exposure to which was achieved through the use of swaps and futures, were mild detractors from IBRA’s and IBRAA’s results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong equity market performance in October and November reduced the perceived safe haven appeal of bonds.1 IBRA’s and IBRAA’s exposure to commodities, achieved through the use of swaps, futures and commodity-linked notes, produced the largest drag on Fund performance for the quarter. IBRA’s and IBRAA’s tactical results for the fourth quarter were positive overall. The largest contributor to IBRA’s and IBRAA’s results was their defensive posture across commodities, particularly energy, for the quarter. This exposure was achieved through the use of swaps, futures and commodity-linked notes.

    Please note that IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments, specifically swaps and futures, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of IBRA’s and IBRAA’s performance, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2030 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

9                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040 Fund

For the year ended December 31, 2015, Invesco Balanced-Risk Retirement 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2040 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.74%
Class AX Shares	-5.76
Class B Shares	-6.39
Class C Shares	-6.39
Class CX Shares	-6.40
Class R Shares	-5.93
Class RX Shares	-5.91
Class Y Shares	-5.58
Class R5 Shares	-5.44
Class R6 Shares	-5.58
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	1.40
Custom Invesco Balanced-Risk Retirement 2040 Index■ (Style-Specific Index)	-0.17
Lipper Mixed-Asset Target 2040 Funds Index¿ (Peer Group Index)	-1.74
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2040 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    During the year ended December 31, 2015, global markets produced mixed results due to a variety of geopolitical developments. The Fund’s returns at NAV were negative for the reporting period. IBRA and IBRAA invest in derivatives, specifically, swaps, futures and commodity-linked notes, which are expected to correspond to US and international equity, fixed income and commodity markets. The strategic portion of IBRA’s and IBRAA’s investment process involves selecting representative assets for each asset class from a universe of over 50 assets. Next, IBRA and IBRAA seek to construct portfolios so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA and IBRAA then make tactical adjustments to their portfolios on a monthly basis to try to take advantage of short-term market dynamics.

    Positive performance from IBRA’s and

IBRAA’s strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted the Fund’s results for the reporting period. IBRA’s and IBRAA’s tactical positioning within commodities, achieved through the use of swaps, futures and commodity-linked notes, also contributed to results, while IBRA’s and IBRAA’s tactical positioning within equities and fixed income through the use of swaps and futures slightly detracted from results. The net effect was a positive contribution to Fund results for the year from IBRA’s and IBRAA’s tactical allocation process.

    Equity markets in developed nations rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter of 2015, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices. The tactical allocation element of IBRA’s and IBRAA’s strategy contributed to quarterly results, with all three asset classes contributing fairly equally to IBRA’s and IBRAA’s results, and therefore to the Fund’s results, for the quarter.

    The Fund ended the second quarter of 2015 on a weak note; small gains from IBRA’s and IBRAA’s equity and commodity exposure were not enough to compensate for losses from their government bond exposure. Early equity gains were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial

Target Risk Allocation and
Notional Asset Weights as of 12/31/15
By asset class
Asset Class*	Target Risk Allocation**	Notional Asset Weights***
Equities	39.52%	46.44%
Fixed Income	43.44	106.21
Commodities	17.01	26.55
Cash	0.03	0.78
Total	100.00	179.98

Total Net Assets	$71.7 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Fund Nasdaq Symbols
Class A Shares	TNDAX
Class AX Shares	VRGAX
Class B Shares	TNDBX
Class C Shares	TNDCX
Class CX Shares	VRGCX
Class R Shares	TNDRX
Class RX Shares	VRGRX
Class Y Shares	TNDYX
Class R5 Shares	TNDIX
Class R6 Shares	TNDFX

*	Reflects exposure achieved through investments in affiliated underlying funds.
**	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
***Proprietary	models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than
100%	is achieved through derivatives and other instruments that create leverage.

10                         Invesco Balanced-Risk Retirement Funds

increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities may have been easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets. IBRA’s and IBRAA’s tactical allocation across all three asset classes detracted from the underlying funds’ returns for the quarter.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe haven assets after commodity prices resumed their slide, creating renewed volatility in equities.1 All of the bond markets in which IBRA and IBRAA invested, using swaps and futures, posted gains for the third quarter of 2015. Several factors caused weakness in equities during the quarter, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the quarter. IBRA’s and IBRAA’s tactical allocation process generated a positive return for the quarter; their general overweight exposure to bonds, achieved through the use of swaps and futures, proved timely and benefited their performance, and therefore the Fund’s performance. IBRA’s and IBRAA’s tactical shifts to equities, achieved through the use of swaps and futures, detracted from Fund performance, due to IBRA’s and IBRAA’s overweight exposure to all equity markets during August, when volatility increased. IBRA’s and IBRAA’s defensive posture in commodities, achieved through the use of swaps, futures and commodity-linked notes, benefited their performance every month during the third quarter; this benefited Fund performance.

    Exposure to developed-market equities, achieved through the use of swaps and futures, were the sole contributor to IBRA’s and IBRAA’s performance in the fourth quarter of 2015, but performance diverged between markets. Equities saw broad strength in October as share prices rebounded from the third quarter. During the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds, exposure to which was achieved through the use of swaps and futures, were mild detractors from IBRA’s and IBRAA’s results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong equity market performance in October and November reduced the perceived safe haven appeal of bonds.1 IBRA’s and IBRAA’s exposure to commodities, achieved through the use of swaps, futures and commodity-linked notes, produced the largest drag on Fund performance for the quarter. IBRA’s and IBRAA’s tactical results for the fourth quarter were positive overall. The largest contributor to IBRA’s and IBRAA’s results was their defensive posture across commodities, particularly energy, for the quarter. This exposure was achieved through the use of swaps, futures and commodity-linked notes.

    Please note that IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments, specifically swaps and futures, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of IBRA’s and IBRAA’s performance, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2040 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

11                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050 Fund

For the year ended December 31, 2015, Invesco Balanced-Risk Retirement 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2050 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.45%
Class AX Shares	-6.32
Class B Shares	-7.11
Class C Shares	-7.11
Class CX Shares	-7.10
Class R Shares	-6.63
Class RX Shares	-6.63
Class Y Shares	-6.29
Class R5 Shares	-6.17
Class R6 Shares	-6.16
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	1.40
Custom Invesco Balanced-Risk Retirement 2050 Index■ (Style-Specific Index)	-0.27
Lipper Mixed-Asset Target 2050 Funds Index¿(Peer Group Index)	-1.69
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2050 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    During the year ended December 31, 2015, global markets produced mixed results due to a variety of geopolitical developments. The Fund’s returns at NAV were negative for the reporting period. IBRA and IBRAA invest in derivatives, specifically, swaps, futures and commodity-linked notes, which are expected to correspond to US and international equity, fixed income and commodity markets. The strategic portion of IBRA’s and IBRAA’s investment process involves selecting representative assets for each asset class from a universe of over 50 assets. Next, IBRA and IBRAA seek to construct portfolios so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA and IBRAA then make tactical adjustments to their portfolios on a monthly basis to try to take advantage of short-term market dynamics.

    Positive performance from IBRA’s and

IBRAA’s strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted the Fund’s results for the reporting period. IBRA’s and IBRAA’s tactical positioning within commodities, achieved through the use of swaps, futures and commodity-linked notes, also contributed to results, while IBRA’s and IBRAA’s tactical positioning within equities and fixed income through the use of swaps and futures slightly detracted from results. The net effect was a positive contribution to Fund results for the year from IBRA’s and IBRAA’s tactical allocation process.

    Equity markets in developed nations rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter of 2015, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices. The tactical allocation element of IBRA’s and IBRAA’s strategy contributed to quarterly results, with all three asset classes contributing fairly equally to IBRA’s and IBRAA’s results, and therefore to the Fund’s results, for the quarter.

    The Fund ended the second quarter of 2015 on a weak note; small gains from IBRA’s and IBRAA’s equity and commodity exposure were not enough to compensate for losses from their government bond exposure. Early equity gains were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial

Target Risk Allocation and Notional Asset Weights as of 12/31/15 By asset class
Asset Class*	Target Risk Allocation**	Notional Asset Weights***
Equities	39.51%	51.82%
Fixed Income	43.43	118.53
Commodities	17.02	29.63
Cash	0.04	1.00
Total	100.00	200.98

Total Net Assets	$34.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Fund Nasdaq Symbols
Class A Shares	TNEAX
Class AX Shares	VRIAX
Class B Shares	TNEBX
Class C Shares	TNECX
Class CX Shares	VRICX
Class R Shares	TNERX
Class RX Shares	VRIRX
Class Y Shares	TNEYX
Class R5 Shares	TNEIX
Class R6 Shares	TNEFX

*	Reflects exposure achieved through investments in affiliated underlying funds.
**	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
***Proprietary	models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than
100%	is achieved through derivatives and other instruments that create leverage.

12                         Invesco Balanced-Risk Retirement Funds

increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities may have been easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets. IBRA’s and IBRAA’s tactical allocation across all three asset classes detracted from the underlying funds’ returns for the quarter.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe haven assets after commodity prices resumed their slide, creating renewed volatility in equities.1 All of the bond markets in which IBRA and IBRAA invested, using swaps and futures, posted gains for the third quarter of 2015. Several factors caused weakness in equities during the quarter, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the quarter. IBRA’s and IBRAA’s tactical allocation process generated a positive return for the quarter; their general overweight exposure to bonds, achieved through the use of swaps and futures, proved timely and benefited their performance, and therefore the Fund’s performance. IBRA’s and IBRAA’s tactical shifts to equities, achieved through the use of swaps and futures, detracted from Fund performance, due to IBRA’s and IBRAA’s overweight exposure to all equity markets during August, when volatility increased. IBRA’s and IBRAA’s defensive posture in commodities, achieved through the use of swaps, futures and commodity-linked notes, benefited their performance every month during the third quarter; this benefited Fund performance.

    Exposure to developed-market equities, achieved through the use of swaps and futures, were the sole contributor to IBRA’s and IBRAA’s performance in the fourth quarter of 2015, but performance diverged between markets. Equities saw broad strength in October as share prices rebounded from the third quarter. During the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds, exposure to which was achieved through the use of swaps and futures, were mild detractors from IBRA’s and IBRAA’s results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong equity market performance in October and November reduced the perceived safe haven appeal of bonds.1 IBRA’s and IBRAA’s exposure to commodities, achieved through the use of swaps, futures and commodity-linked notes, produced the largest drag on Fund performance for the quarter. IBRA’s and IBRAA’s tactical results for the fourth quarter were positive overall. The largest contributor to IBRA’s and IBRAA’s results was their defensive posture across commodities, particularly energy, for the quarter. This exposure was achieved through the use of swaps, futures and commodity-linked notes.

    Please note that IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments, specifically swaps and futures, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of IBRA’s and IBRAA’s performance, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2050 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

13                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

14                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	1.51%
5 Years	1.63
1 Year	-8.15

Class AX Shares
Inception	1.50%
5 Years	1.61
1 Year	-8.16

Class B Shares
Inception (1/31/07)	1.46%
5 Years	1.67
1 Year	-8.15
Class C Shares
Inception (1/31/07)	1.38%
5 Years	1.99
1 Year	-4.59
Class CX Shares
Inception	1.38%
5 Years	1.99

1 Year	-4.47
Class R Shares
Inception (1/31/07)	1.90%
5 Years	2.52
1 Year	-3.08
Class RX Shares
Inception	1.89%
5 Years	2.52

1 Year	-3.09
Class Y Shares
Inception	2.36%
5 Years	3.02
1 Year	-2.64
Class R5 Shares
Inception (1/31/07)	2.41%
5 Years	3.04
1 Year	-2.64
Class R6 Shares
Inception	2.25%
5 Years	2.96
1 Year	-2.64

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.81%, 0.81%, 1.56%, 1.56%, 1.56%, 1.06%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.52%, 1.52%, 2.27%, 2.27%, 2.27%, 1.77%, 1.77%, 1.27%, 1.19% and 1.10%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX,

    Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56% for Invesco Balanced-Risk Retirement Now Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

15                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.13%
5 Years	3.24
1 Year	-9.08

Class AX Shares
Inception	2.13%
5 Years	3.24
1 Year	-8.99

Class B Shares
Inception (1/31/07)	2.08%
5 Years	3.28
1 Year	-9.01

Class C Shares
Inception (1/31/07)	1.99%
5 Years	3.65
1 Year	-5.28

Class CX Shares
Inception	2.01%
5 Years	3.63
1 Year	-5.39

Class R Shares
Inception (1/31/07)	2.52%
5 Years	4.15
1 Year	-3.98

Class RX Shares
Inception	2.52%
5 Years	4.15
1 Year	-3.98

Class Y Shares
Inception	2.98%
5 Years	4.66
1 Year	-3.40

Class R5 Shares
Inception (1/31/07)	3.04%
5 Years	4.66
1 Year	-3.50

Class R6 Shares
Inception	2.88%
5 Years	4.61
1 Year	-3.49

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.98%, 0.98%, 1.73%, 1.73%, 1.73%, 1.23%, 1.23%, 0.73%, 0.73% and 0.73%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.40%, 1.40%, 2.15%, 2.15%, 2.15%, 1.65%, 1.65%, 1.15%, 1.04% and 0.95%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX,

Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.73% for Invesco Balanced-Risk Retirement 2020 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

17                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	1.61%
5 Years	3.51
1 Year	-10.24

Class AX Shares
Inception	1.63%
5 Years	3.56
1 Year	-10.11

Class B Shares
Inception (1/31/07)	1.56%
5 Years	3.58
1 Year	-10.13

Class C Shares
Inception (1/31/07)	1.49%
5 Years	3.93
1 Year	-6.54

Class CX Shares
Inception	1.50%
5 Years	3.93
1 Year	-6.54

Class R Shares
Inception (1/31/07)	1.99%
5 Years	4.42
1 Year	-5.21

Class RX Shares
Inception	2.01%
5 Years	4.45
1 Year	-5.09

Class Y Shares
Inception	2.46%
5 Years	4.95
1 Year	-4.75

Class R5 Shares
Inception (1/31/07)	2.52%
5 Years	4.94
1 Year	-4.74

Class R6 Shares
Inception	2.35%
5 Years	4.86
1 Year	-4.74

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.14%, 1.14%, 1.89%, 1.89%, 1.89%, 1.39%, 1.39%, 0.89%, 0.89% and 0.89%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.57%, 1.57%, 2.32%, 2.32%, 2.32%, 1.82%, 1.82%, 1.32%, 1.19% and 1.10%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX,

Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.89% for Invesco Balanced-Risk Retirement 2030 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

19                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	1.28%
5 Years	3.57
1 Year	-10.93

Class AX Shares
Inception	1.26%
5 Years	3.55
1 Year	-10.95

Class B Shares
Inception (1/31/07)	1.25%
5 Years	3.65
1 Year	-10.67

Class C Shares
Inception (1/31/07)	1.15%
5 Years	3.96
1 Year	-7.25

Class CX Shares
Inception	1.15%
5 Years	3.94
1 Year	-7.26

Class R Shares
Inception (1/31/07)	1.66%
5 Years	4.48
1 Year	-5.93

Class RX Shares
Inception	1.67%
5 Years	4.51
1 Year	-5.91

Class Y Shares
Inception	2.12%
5 Years	4.96
1 Year	-5.58

Class R5 Shares
Inception (1/31/07)	2.17%
5 Years	5.01
1 Year	-5.44

Class R6 Shares
Inception	2.02%
5 Years	4.92
1 Year	-5.58

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.24%, 1.24%, 1.99%, 1.99%, 1.99%, 1.49%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.84%, 1.84%, 2.59%, 2.59%, 2.59%, 2.09%, 2.09%, 1.59%, 1.42% and 1.33%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX,

Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.99% for Invesco Balanced-Risk Retirement 2040 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

21                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

    The Lipper Mixed-Asset Target 2050 Funds Index has insufficient performance history to be shown on the chart. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	1.03%
5 Years	3.61
1 Year	-11.55

Class AX Shares
Inception	1.03%
5 Years	3.63
1 Year	-11.43

Class B Shares
Inception (1/31/07)	0.98%
5 Years	3.73
1 Year	-11.31

Class C Shares
Inception (1/31/07)	0.91%
5 Years	3.99
1 Year	-7.95

Class CX Shares
Inception	0.91%
5 Years	4.03
1 Year	-7.94

Class R Shares
Inception (1/31/07)	1.41%
5 Years	4.53
1 Year	-6.63

Class RX Shares
Inception	1.42%
5 Years	4.53
1 Year	-6.63

Class Y Shares
Inception	1.89%
5 Years	5.04
1 Year	-6.29

Class R5 Shares
Inception (1/31/07)	1.92%
5 Years	5.06
1 Year	-6.17

Class R6 Shares
Inception	1.77%
5 Years	4.96
1 Year	-6.16

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.
    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.35%, 1.35%, 2.10%, 2.10%, 2.10%, 1.60%, 1.60%, 1.10%, 1.10% and 1.10%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.34%, 2.34%, 3.09%, 3.09%, 3.09%, 2.59%, 2.59%, 2.09%, 1.80% and 1.71%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX,

Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 1.10% for Invesco Balanced-Risk Retirement 2050 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

23                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class AX shares, Class CX shares, Class RX shares and Class Y shares are available only to certain investors.
■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for retirement plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund and the underlying funds are:

■	Banking and financial services industry focus risk. From time to time, an underlying fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits. To the extent an underlying fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which an underlying fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to mutual funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action. The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

24                         Invesco Balanced-Risk Retirement Funds

risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. An underlying fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because an underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could continued on page 26

25                         Invesco Balanced-Risk Retirement Funds

continued from page 25

affect payments of principal and interest.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.
■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and an underlying fund’s portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Money market fund risk. Although an underlying money market fund seeks to preserve the value of the Fund’s investment at $1.00 per share, the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect an underlying money market fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain an underlying money market fund’s $1.00 share price. The credit quality of an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, amendments to money market fund regulations could impact an underlying money market fund’s operations and possibly negatively impact its return.
■	Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Repurchase agreement risk. An underlying fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause an underlying fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively

26                         Invesco Balanced-Risk Retirement Funds

affect the underlying fund and its shareholders.
■	US government obligations risk. An underlying fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and an underlying fund could suffer a loss if the issuer defaults during periods in which an underlying fund is not entitled to exercise its demand rights.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
■	Yield risk. An underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

Principal risks of investing in Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund, Invesco Balanced-Risk Retirement 2050 Fund and the underlying funds are:

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to mutual funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action. The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. An underlying fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because an underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

continued on page 28

27                         Invesco Balanced-Risk Retirement Funds

continued from page 27

■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.
■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying

28                         Invesco Balanced-Risk Retirement Funds

fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and an underlying fund’s portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund and certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund or an underlying fund more than if it was a diversified fund.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.
■	US government obligations risk. An underlying fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
■	The Custom Invesco Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.
■	The Custom Invesco Balanced-Risk Retirement Now Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Barclays U.S. Universal and the three-month US Treasury bill. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index, the JP Morgan Global Government Bond Index and the three-month US Treasury bill. Since December 1, 2009, the index has comprised the MSCI World Index, the Barclays U.S. Aggregate Index and the three-month US Treasury bill. The composition of the index may change from time to time based upon the target allocation of the Fund and will likely be altered in the future to better reflect the Fund’s objective.
■	The Custom Invesco Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4,
2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index, the Barclays U.S. Aggregate Index and the three-month US Treasury bill. The composition of the index may change from time to time based upon the target allocation of the Fund and will likely be altered in the future to better reflect the Fund’s objective.
■	The Custom Invesco Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target allocation of the Fund and will likely be altered in the future to better reflect the Fund’s objective.
■	The Custom Invesco Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target allocation of the Fund and will likely be altered in the future to better reflect the Fund’s objective.

continued on page 30

29                         Invesco Balanced-Risk Retirement Funds

continued from page 29

■	The Custom Invesco Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target allocation of the Fund and will likely be altered in the future to better reflect the Fund’s objective.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US real estate investment trusts (REITs).
■	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is re-balanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.
■	The Lipper Mixed-Asset Target Today Funds Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2050 Funds Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI WorldSM Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

30                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2015

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–100.27%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–59.81%
Invesco Balanced-Risk Allocation Fund–Class R6	59.81%	$28,271,689	$4,316,990	$(10,985,373)	$(2,180,809)	$773,028		$607,692	1,874,148	$19,453,656

Money Market Funds–40.46%
Liquid Assets Portfolio–Institutional Class, 0.29%(b)	20.23%	9,405,316	8,395,859	(11,220,468)	—	—		8,788	6,580,707	6,580,707
Premier Portfolio–Institutional Class, 0.24%(b)	20.23%	9,405,317	8,395,860	(11,220,469)	—	—		5,538	6,580,708	6,580,708
Total Money Market Funds		18,810,633	16,791,719	(22,440,937)	—	—		14,326		13,161,415
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $33,251,330)	100.27%	$47,082,322	$21,108,709	$(33,426,310)	$(2,180,809)	$773,028	(c)	$622,018		$32,615,071
OTHER ASSETS LESS LIABILITIES	(0.27)%									(88,613)
NET ASSETS	100.00%									$32,526,458

Invesco Balanced-Risk Retirement 2020 Fund
Schedule of Investments in Affiliated Issuers–99.95%(a)
	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–77.98%
Invesco Balanced-Risk Allocation Fund–Class R6	77.98%	$102,084,679	$11,106,871	$(27,820,922)	$(7,473,281)	$1,699,923		$2,392,078	7,386,997	$76,677,026

Money Market Funds–21.97%
Liquid Assets Portfolio–Institutional Class, 0.29%(b)	10.98%	11,118,164	20,924,396	(21,240,287)	—	—		13,000	10,802,273	10,802,273
Premier Portfolio–Institutional Class, 0.24%(b)	10.99%	11,118,163	20,924,396	(21,240,286)	—	—		8,333	10,802,273	10,802,273
Total Money Market Funds		22,236,327	41,848,792	(42,480,573)	—	—		21,333		21,604,546
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $104,133,726)	99.95%	$124,321,006	$52,955,663	$(70,301,495)	$(7,473,281)	$1,699,923	(c)	$2,413,411		$98,281,572
OTHER ASSETS LESS LIABILITIES	0.05%									46,944
NET ASSETS	100.00%									$98,328,516

Invesco Balanced-Risk Retirement 2030 Fund
Schedule of Investments in Affiliated Issuers–99.58%(a)
	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–98.88%
Invesco Balanced-Risk Allocation Fund–Class R6	85.06%	$110,854,332	$17,181,496	$(27,258,371)	$(9,219,409)	$2,371,306		$2,809,302	8,718,667	$90,499,763
Invesco Balanced-Risk Aggressive Allocation Fund	13.82%	23,529,861	3,151,370	(9,472,875)	(2,153,053)	446,871		761,862	1,889,651	14,701,487
Total Asset Allocation Fund		134,384,193	20,332,866	(36,731,246)	(11,372,462)	2,818,177		3,571,164		105,201,250

Money Market Funds–0.70%
Liquid Assets Portfolio-Institutional Class, 0.29%(b)	0.35%	492,685	12,376,076	(12,498,548)	—	—		315	370,213	370,213
Premier Portfolio-Institutional Class, 0.24%(b)	0.35%	492,684	12,376,077	(12,498,547)	—	—		189	370,214	370,214
Total Money Market Funds		985,369	24,752,153	(24,997,095)	—	—		504		740,427
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $118,290,023)	99.58%	$135,369,562	$45,085,019	$(61,728,341)	$(11,372,462)	$2,818,177	(c)	$3,571,668		$105,941,677
OTHER ASSETS LESS LIABILITIES	0.42%									446,849
NET ASSETS	100.00%									$106,388,526

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7–day SEC standardized yield as of December 31, 2015.
(c)	Includes $741,869, $2,920,244 and $4,230,278 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced–Risk Retirement 2020 Fund and Invesco Balanced-Risk Retirement 2030 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2015

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–99.92%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–99.14%
Invesco Balanced-Risk Allocation Fund–Class R6	51.93%	$41,547,718	$11,845,525	$(11,831,977)	$(3,875,937)	$961,861		$1,147,347	3,588,296	$37,246,511
Invesco Balanced-Risk Aggressive Allocation Fund	47.21%	43,773,366	11,016,897	(14,983,411)	(5,510,184)	1,394,699		1,741,333	4,352,351	33,861,294
Total Asset Allocation Funds		85,321,084	22,862,422	(26,815,388)	(9,386,121)	2,356,560		2,888,680		71,107,805

Money Market Funds–0.78%
Liquid Assets Portfolio-Institutional Class, 0.29%(b)	0.39%	273,954	12,807,496	(12,803,664)	—	—		250	277,786	277,786
Premier Portfolio-Institutional Class, 0.24%(b)	0.39%	273,954	12,807,497	(12,803,664)	—	—		155	277,787	277,787
Total Money Market Funds		547,908	25,614,993	(25,607,328)	—	—		405		555,573
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $85,231,888)	99.92%	$85,868,992	$48,477,415	$(52,422,716)	$(9,386,121)	$2,356,560	(c)	$2,889,085		$71,663,378
OTHER ASSETS LESS LIABILITIES	0.08%									59,835
NET ASSETS	100.00%									$71,723,213

Invesco Balanced-Risk Retirement 2050 Fund
Schedule of Investments in Affiliated Issuers–98.54%(a)
	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–97.55%
Invesco Balanced-Risk Allocation Fund–Class R6	18.66%	$7,466,097	$2,257,943	$(2,639,668)	$(571,847)	$109,799		$200,909	614,360	$6,377,055
Invesco Balanced-Risk Aggressive Allocation Fund	78.89%	40,474,603	6,097,881	(15,137,440)	(3,734,744)	756,326		1,418,439	3,466,054	26,965,902
Total Asset Allocation Funds		47,940,700	8,355,824	(17,777,108)	(4,306,591)	866,125		1,619,348		33,342,957

Money Market Funds–0.99%
Liquid Assets Portfolio-Institutional Class, 0.29%(b)	0.49%	256,012	5,034,804	(5,121,555)	—	—		119	169,261	169,261
Premier Portfolio-Institutional Class, 0.24%(b)	0.50%	256,012	5,034,805	(5,121,555)	—	—		73	169,262	169,262
Total Money Market Funds		512,024	10,069,609	(10,243,110)	—	—		192		338,523
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $40,819,371)	98.54%	$48,452,724	$18,425,433	$(28,020,218)	$(4,306,591)	$866,125	(c)	$1,619,540		$33,681,480
OTHER ASSETS LESS LIABILITIES	1.46%									498,351
NET ASSETS	100.00%									$34,179,831

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7–day SEC standardized yield as of December 31, 2015.
(c)	Includes $3,230,752 and $1,735,993 of capital gains distributions from affiliated underlying funds for Invesco Balanced–Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2015

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$32,615,071	$98,281,572	$105,941,677	$71,663,378	$33,681,480
Receivable for:
Fund shares sold	37,119	248,651	536,866	133,194	570,410
Dividends from affiliated underlying funds	2,323	3,760	80	72	21
Investment for trustee deferred compensation and retirement plans	38,533	32,762	32,502	29,758	26,707
Other assets	40,839	43,142	43,174	41,895	41,248
Total assets	32,733,885	98,609,887	106,554,299	71,868,297	34,319,866

Liabilities:
Payable for:
Fund shares reacquired	123,989	155,906	29,461	39,364	52,879
Accrued fees to affiliates	19,443	64,218	75,395	49,194	34,244
Accrued trustees’ and officer’s fees and benefits	131	182	183	134	176
Accrued operating expenses	24,400	26,332	26,358	25,563	25,210
Trustee deferred compensation and retirement plans	39,464	34,733	34,376	30,829	27,526
Total liabilities	207,427	281,371	165,773	145,084	140,035
Net assets applicable to shares outstanding	$32,526,458	$98,328,516	$106,388,526	$71,723,213	$34,179,831

Net assets consist of:
Shares of beneficial interest	$32,869,095	$104,213,737	$118,096,098	$84,677,039	$41,221,822
Undistributed net investment income	22,083	308,367	560,280	341,163	418,145
Undistributed net realized gain (loss)	271,539	(341,434)	80,494	273,521	(322,245)
Net unrealized appreciation (depreciation)	(636,259)	(5,852,154)	(12,348,346)	(13,568,510)	(7,137,891)
	$32,526,458	$98,328,516	$106,388,526	$71,723,213	$34,179,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2015

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Net Assets:
Class A	$10,365,758	$38,164,194	$40,599,551	$27,131,402	$13,455,837
Class AX	$9,282,529	$7,802,403	$5,767,177	$2,851,285	$1,036,893
Class B	$168,389	$1,001,089	$1,502,335	$558,937	$294,435
Class C	$3,798,904	$8,031,784	$12,118,642	$5,381,789	$4,282,990
Class CX	$2,280,663	$2,123,979	$1,111,335	$307,730	$141,055
Class R	$1,441,586	$6,046,845	$9,435,285	$6,869,130	$3,811,720
Class RX	$189,242	$544,670	$1,161,894	$598,967	$163,412
Class Y	$1,441,832	$5,501,709	$5,018,291	$2,921,482	$2,411,863
Class R5	$3,141,142	$27,809,246	$28,098,315	$23,618,912	$8,058,484
Class R6	$416,413	$1,302,597	$1,575,701	$1,483,579	$523,142

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,278,007	4,623,575	5,290,710	3,926,984	2,008,147
Class AX	1,145,964	945,344	750,396	413,037	154,598
Class B	21,344	122,612	197,810	81,828	44,634
Class C	481,215	985,630	1,596,876	789,267	647,751
Class CX	289,031	260,561	146,417	45,168	21,347
Class R	179,074	735,451	1,236,476	999,864	572,145
Class RX	23,548	66,242	152,362	87,080	24,513
Class Y	176,259	667,010	652,308	421,905	359,128
Class R5	384,088	3,352,869	3,642,169	3,405,246	1,198,670
Class R6	50,915	156,863	204,278	213,941	77,714
Class A:
Net asset value per share	$8.11	$8.25	$7.67	$6.91	$6.70
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.58	$8.73	$8.12	$7.31	$7.09
Class AX:
Net asset value per share	$8.10	$8.25	$7.69	$6.90	$6.71
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.57	$8.73	$8.14	$7.30	$7.10
Class B:
Net asset value and offering price per share	$7.89	$8.16	$7.59	$6.83	$6.60
Class C:
Net asset value and offering price per share	$7.89	$8.15	$7.59	$6.82	$6.61
Class CX:
Net asset value and offering price per share	$7.89	$8.15	$7.59	$6.81	$6.61
Class R:
Net asset value and offering price per share	$8.05	$8.22	$7.63	$6.87	$6.66
Class RX:
Net asset value and offering price per share	$8.04	$8.22	$7.63	$6.88	$6.67
Class Y:
Net asset value and offering price per share	$8.18	$8.25	$7.69	$6.92	$6.72
Class R5:
Net asset value and offering price per share	$8.18	$8.29	$7.71	$6.94	$6.72
Class R6:
Net asset value and offering price per share	$8.18	$8.30	$7.71	$6.93	$6.73
Cost of Investments in affiliated underlying funds	$33,251,330	$104,133,726	$118,290,023	$85,231,888	$40,819,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2015

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Investment income:
Dividends from affiliated underlying funds	$622,018	$2,413,411	$3,571,668	$2,889,085	$1,619,540
Other Income	2,763	2,240	2,543	2,418	2,145
Total investment income	624,781	2,415,651	3,574,211	2,891,503	1,621,685

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000
Custodian fees	7,224	7,417	8,325	7,953	7,708
Distribution fees:
Class A	32,089	111,348	117,055	80,882	37,287
Class AX	26,071	22,056	15,760	7,742	2,822
Class B	2,722	14,174	18,474	7,473	3,383
Class C	41,292	91,631	132,175	59,929	47,907
Class CX	28,178	24,960	15,461	4,493	1,503
Class R	6,157	34,562	52,225	38,248	21,443
Class RX	952	2,961	5,642	3,214	916
Transfer agent fees — A, AX, B, C, CX, R, RX and Y	62,222	163,245	191,630	150,407	109,974
Transfer agent fees — R5	4,053	29,610	31,153	26,029	8,966
Transfer agent fees — R6	51	40	41	49	58
Trustees’ and officers’ fees and benefits	18,949	20,341	20,436	19,562	18,886
Registration and filing fees	111,098	112,908	113,243	111,208	110,241
Professional services fees	33,681	34,680	34,839	34,173	33,931
Other	36,591	37,852	39,288	39,697	38,845
Total expenses	461,330	757,785	845,747	641,059	493,870
Less: Expenses reimbursed and expense offset arrangement(s)	(323,864)	(456,084)	(488,946)	(439,078)	(378,609)
Net expenses	137,466	301,701	356,801	201,981	115,261
Net investment income	487,315	2,113,950	3,217,410	2,689,522	1,506,424

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying fund shares	31,159	(1,220,321)	(1,412,101)	(874,192)	(869,868)
Net realized gain from distributions of affiliated underlying fund shares	741,869	2,920,244	4,230,278	3,230,752	1,735,993
Net realized gain from affiliated underlying fund shares	773,028	1,699,923	2,818,177	2,356,560	866,125
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(2,180,809)	(7,473,281)	(11,372,462)	(9,386,121)	(4,306,591)
Net increase (decrease) in net assets resulting from operations	$(920,466)	$(3,659,408)	$(5,336,875)	$(4,340,039)	$(1,934,042)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2015	2014	2015	2014
Operations:
Net investment income	$487,315	$514,488	$2,113,950	$2,067,095
Net realized gain	773,028	1,355,637	1,699,923	4,772,968
Change in net unrealized appreciation (depreciation)	(2,180,809)	(269,640)	(7,473,281)	(864,783)
Net increase (decrease) in net assets resulting from operations	(920,466)	1,600,485	(3,659,408)	5,975,280

Distributions to shareholders from net investment income:
Class A	(299,568)	(364,400)	(1,359,846)	(1,812,630)
Class AX	(264,007)	(294,723)	(277,881)	(369,802)
Class B	(4,848)	(8,317)	(27,761)	(56,171)
Class C	(89,859)	(109,009)	(216,384)	(294,938)
Class CX	(55,369)	(74,269)	(58,191)	(83,463)
Class R	(38,701)	(41,609)	(194,725)	(270,578)
Class RX	(5,038)	(4,555)	(17,772)	(33,126)
Class Y	(42,597)	(44,687)	(209,322)	(296,821)
Class R5	(93,359)	(251,618)	(1,050,620)	(1,454,726)
Class R6	(12,034)	(8,685)	(49,595)	(46,138)
Total distributions from net investment income	(905,380)	(1,201,872)	(3,462,097)	(4,718,393)

Distributions to shareholders from net realized gains:
Class A	(215,268)	(299,152)	(881,058)	(1,358,673)
Class AX	(192,106)	(242,254)	(180,042)	(277,178)
Class B	(4,227)	(7,541)	(23,896)	(52,790)
Class C	(78,478)	(98,791)	(186,251)	(277,190)
Class CX	(48,331)	(67,339)	(50,087)	(78,439)
Class R	(29,813)	(35,225)	(137,481)	(218,075)
Class RX	(3,915)	(3,863)	(12,548)	(26,698)
Class Y	(29,245)	(35,549)	(125,307)	(207,924)
Class R5	(64,485)	(200,167)	(628,936)	(1,019,038)
Class R6	(8,534)	(6,909)	(29,689)	(32,320)
Total distributions from net realized gains	(674,402)	(996,790)	(2,255,295)	(3,548,325)

Share transactions–net:
Class A	(3,070,860)	(1,420,882)	(5,384,625)	(3,284,778)
Class AX	(1,249,263)	(3,438,156)	(1,040,165)	(2,264,245)
Class B	(155,203)	(135,934)	(608,820)	(688,783)
Class C	(429,944)	(456,656)	(781,485)	(295,605)
Class CX	(606,402)	(721,654)	(338,075)	(227,525)
Class R	(119,782)	(280,618)	(943,047)	(2,745,399)
Class RX	23,893	(113,283)	(253,329)	(421,521)
Class Y	(141,407)	(409,157)	(1,414,875)	(934,782)
Class R5	(6,285,034)	1,908,589	(5,934,325)	5,034,068
Class R6	120,057	51,688	291,563	265,549
Net increase (decrease) in net assets resulting from share transactions	(11,913,945)	(5,016,063)	(16,407,183)	(5,563,021)
Net increase (decrease) in net assets	(14,414,193)	(5,614,240)	(25,783,983)	(7,854,459)

Net assets:
Beginning of year	46,940,651	52,554,891	124,112,499	131,966,958
End of year*	$32,526,458	$46,940,651	$98,328,516	$124,112,499
* Includes accumulated undistributed net investment income	$22,083	$31,067	$308,367	$46,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2015 and 2014

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2015	2014	2015	2014
Operations:
Net investment income	$3,217,410	$3,365,630	$2,689,522	$2,856,995
Net realized gain	2,818,177	6,911,510	2,356,560	4,632,580
Change in net unrealized appreciation (depreciation)	(11,372,462)	(2,327,246)	(9,386,121)	(1,839,365)
Net increase (decrease) in net assets resulting from operations	(5,336,875)	7,949,894	(4,340,039)	5,650,210

Distributions to shareholders from net investment income:
Class A	(1,951,010)	(2,643,932)	(1,604,411)	(2,346,944)
Class AX	(277,777)	(344,412)	(168,765)	(217,920)
Class B	(61,751)	(100,522)	(29,170)	(55,986)
Class C	(495,569)	(594,112)	(280,790)	(367,039)
Class CX	(45,112)	(79,309)	(16,284)	(34,315)
Class R	(423,964)	(570,533)	(377,024)	(551,253)
Class RX	(53,437)	(57,190)	(33,862)	(43,775)
Class Y	(244,475)	(321,183)	(170,324)	(150,614)
Class R5	(1,405,557)	(2,204,621)	(1,450,788)	(1,738,631)
Class R6	(79,855)	(68,353)	(92,784)	(86,758)
Total distributions from net investment income	(5,038,507)	(6,984,167)	(4,224,202)	(5,593,235)

Distributions to shareholders from net realized gains:
Class A	(1,318,289)	(1,589,382)	(865,327)	(1,110,494)
Class AX	(187,693)	(211,387)	(91,029)	(103,124)
Class B	(50,435)	(70,577)	(18,371)	(29,728)
Class C	(404,762)	(417,139)	(176,834)	(194,885)
Class CX	(36,846)	(55,684)	(10,255)	(18,221)
Class R	(303,997)	(361,250)	(213,630)	(270,926)
Class RX	(38,317)	(36,211)	(19,187)	(21,515)
Class Y	(155,930)	(184,515)	(87,509)	(68,731)
Class R5	(896,484)	(1,266,529)	(745,381)	(793,403)
Class R6	(50,932)	(39,268)	(47,670)	(39,591)
Total distributions from net realized gains	(3,443,685)	(4,231,942)	(2,275,193)	(2,650,618)

Share transactions–net:
Class A	(3,884,649)	(687,184)	(4,199,292)	2,740,509
Class AX	(167,151)	(1,557,282)	3,434	(130,970)
Class B	(452,542)	(572,735)	(281,356)	(162,732)
Class C	435,106	1,621,386	(35,617)	453,698
Class CX	(458,435)	(51,452)	(214,156)	24,138
Class R	(866,397)	(1,259,277)	(774,584)	187,122
Class RX	170,908	48,783	4,199	91,900
Class Y	(50,354)	481,334	991,676	(328,971)
Class R5	(10,136,809)	7,672,220	1,316,892	5,612,550
Class R6	528,290	386,334	437,623	345,740
Net increase (decrease) in net assets resulting from share transactions	(14,882,033)	6,082,127	(2,751,181)	8,832,984
Net increase (decrease) in net assets	(28,701,100)	2,815,912	(13,590,615)	6,239,341

Net assets:
Beginning of year	135,089,626	132,273,714	85,313,828	79,074,487
End of year*	$106,388,526	$135,089,626	$71,723,213	$85,313,828
* Includes accumulated undistributed net investment income	$560,280	$4,405	$341,163	$(6,940)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2015 and 2014

	Invesco Balanced-Risk Retirement 2050 Fund
	2015	2014
Operations:
Net investment income	$1,506,424	$1,980,965
Net realized gain	866,125	2,569,470
Change in net unrealized appreciation (depreciation)	(4,306,591)	(1,201,920)
Net increase (decrease) in net assets resulting from operations	(1,934,042)	3,348,515

Distributions to shareholders from net investment income:
Class A	(872,957)	(1,016,748)
Class AX	(66,905)	(84,710)
Class B	(16,975)	(23,142)
Class C	(237,177)	(284,533)
Class CX	(7,989)	(9,889)
Class R	(228,364)	(383,441)
Class RX	(10,117)	(14,890)
Class Y	(143,573)	(150,482)
Class R5	(533,933)	(1,302,262)
Class R6	(34,912)	(31,429)
Total distributions from net investment income	(2,152,902)	(3,301,526)

Distributions to shareholders from net realized gains:
Class A	(508,680)	(430,390)
Class AX	(38,986)	(35,867)
Class B	(11,405)	(10,807)
Class C	(159,352)	(132,866)
Class CX	(5,368)	(4,618)
Class R	(139,279)	(167,740)
Class RX	(6,170)	(6,514)
Class Y	(79,779)	(61,712)
Class R5	(298,145)	(534,051)
Class R6	(19,495)	(12,889)
Total distributions from net realized gains	(1,266,659)	(1,397,454)

Share transactions–net:
Class A	1,175,617	1,469,740
Class AX	20,033	(9,296)
Class B	(1,002)	(39,177)
Class C	133,665	1,105,732
Class CX	13,358	22,277
Class R	(1,157,344)	796,896
Class RX	(24,559)	(38,052)
Class Y	(667,388)	1,483,469
Class R5	(9,101,601)	4,671,437
Class R6	183,878	157,657
Net increase (decrease) in net assets resulting from share transactions	(9,425,343)	9,620,683
Net increase (decrease) in net assets	(14,778,946)	8,270,218

Net assets:
Beginning of year	48,958,777	40,688,559
End of year*	$34,179,831	$48,958,777
* Includes accumulated undistributed net investment income	$418,145	$24,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund currently consists of ten different classes of shares: Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. Class AX, Class CX and Class RX shares are closed to new investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of

39                         Invesco Balanced-Risk Retirement Funds

current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Other Risks – The Funds and certain of the underlying funds are non-diversified and may invest in securities of fewer issuers than if they were diversified. Thus, the value of each Fund’s shares may vary more widely and the Funds may be subject to greater market and credit risk than if the Funds invested more broadly.

40                         Invesco Balanced-Risk Retirement Funds

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2017, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table:

	Class A/AX	Class B	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Funds directly, but are fees and expenses, including management fees of the investment companies in which the Funds invest. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2017. The fee waiver agreement cannot be terminated during its term.

For the year ended December 31, 2015, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$257,539	$23,757	$19,302	$504	$7,643	$5,215	$2,279	$352	$2,989	$4,053	$51
Invesco Balanced-Risk Retirement 2020 Fund	263,189	90,358	17,898	2,875	18,590	5,064	14,023	1,201	12,812	29,610	40
Invesco Balanced-Risk Retirement 2030 Fund	266,122	102,959	13,862	4,062	29,065	3,400	22,968	2,481	12,255	31,153	41
Invesco Balanced-Risk Retirement 2040 Fund	262,594	90,599	8,672	2,093	16,782	1,258	21,422	1,800	7,250	26,028	49
Invesco Balanced-Risk Retirement 2050 Fund	259,611	57,673	4,365	1,308	18,525	581	16,584	708	9,798	8,966	58

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class B, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class B	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$4,387	$111	$0	$0	$95	$245	$0
Invesco Balanced-Risk Retirement 2020 Fund	12,174	778	23	0	1,005	1,439	53
Invesco Balanced-Risk Retirement 2030 Fund	23,111	705	23	0	680	1,080	10
Invesco Balanced-Risk Retirement 2040 Fund	13,382	403	39	17	257	658	67
Invesco Balanced-Risk Retirement 2050 Fund	10,775	118	62	0	38	584	0

41                         Invesco Balanced-Risk Retirement Funds

The underlying Invesco Funds pay no distribution fees for Class R6 shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund, and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$180
Invesco Balanced-Risk Retirement 2020 Fund	424
Invesco Balanced-Risk Retirement 2030 Fund	578
Invesco Balanced-Risk Retirement 2040 Fund	531
Invesco Balanced-Risk Retirement 2050 Fund	432

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

42                         Invesco Balanced-Risk Retirement Funds

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015			2014
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Balanced-Risk Retirement Now Fund	$905,380	$674,402	$1,579,782	$1,201,872	$996,790	$2,198,662
Invesco Balanced-Risk Retirement 2020 Fund	3,462,097	2,255,295	5,717,392	4,718,393	3,548,325	8,266,718
Invesco Balanced-Risk Retirement 2030 Fund	5,038,507	3,443,685	8,482,192	6,984,167	4,231,942	11,216,109
Invesco Balanced-Risk Retirement 2040 Fund	4,224,202	2,275,193	6,499,395	5,593,235	2,650,618	8,243,853
Invesco Balanced-Risk Retirement 2050 Fund	2,152,902	1,266,659	3,419,561	3,301,526	1,397,454	4,698,980

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Net Unrealized Appreciation (Depreciation) — Investments	Temporary Book/Tax Differences	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$61,504	$326,190	$(690,910)	$(39,421)	$32,869,095	$32,526,458
Invesco Balanced-Risk Retirement 2020 Fund	343,456	345,189	(6,538,777)	(35,089)	104,213,737	98,328,516
Invesco Balanced-Risk Retirement 2030 Fund	594,968	524,408	(12,792,260)	(34,688)	118,096,098	106,388,526
Invesco Balanced-Risk Retirement 2040 Fund	372,047	734,366	(14,029,355)	(30,884)	84,677,039	71,723,213
Invesco Balanced-Risk Retirement 2050 Fund	445,533	93,449	(7,553,585)	(27,388)	41,221,822	34,179,831

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Funds do not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2015*		At December 31, 2015
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Balanced-Risk Retirement Now Fund	$4,316,990	$10,985,373	$33,305,981	$—	$(690,910)	$(690,910)
Invesco Balanced-Risk Retirement 2020 Fund	11,106,871	27,820,922	104,820,349	—	(6,538,777)	(6,538,777)
Invesco Balanced-Risk Retirement 2030 Fund	20,332,866	36,731,246	118,733,937	—	(12,792,260)	(12,792,260)
Invesco Balanced-Risk Retirement 2040 Fund	22,862,422	26,815,388	85,692,733	—	(14,029,355)	(14,029,355)
Invesco Balanced-Risk Retirement 2050 Fund	8,355,824	17,777,108	41,235,065	—	(7,553,585)	(7,553,585)

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gains distributions from the underlying funds, on December 31, 2015. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Balanced-Risk Retirement Now Fund	$409,081	$(409,081)	$—
Invesco Balanced-Risk Retirement 2020 Fund	1,610,280	(1,610,280)	—
Invesco Balanced-Risk Retirement 2030 Fund	2,376,972	(2,376,972)	—
Invesco Balanced-Risk Retirement 2040 Fund	1,882,783	(1,882,783)	—
Invesco Balanced-Risk Retirement 2050 Fund	1,039,763	(1,039,763)	—

43                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	221,287	$1,940,981	375,413	$3,390,563
Class AX	5,696	49,505	8,821	80,081
Class B	—	—	2,067	18,335
Class C	106,383	895,181	101,963	904,695
Class CX	7,728	65,953	8,045	71,416
Class R	95,420	817,379	69,218	625,816
Class RX	3,172	27,446	3,659	32,882
Class Y	34,668	304,097	63,165	580,283
Class R5	567,119	5,049,836	431,578	3,935,017
Class R6	15,205	133,456	7,887	72,520

Issued as reinvestment of dividends:
Class A	61,236	497,240	71,036	619,438
Class AX	56,052	454,314	61,603	536,562
Class B	1,154	9,072	1,808	15,405
Class C	19,859	156,339	22,834	194,778
Class CX	12,652	99,609	16,123	137,367
Class R	8,284	66,630	7,594	65,842
Class RX	1,046	8,398	880	7,617
Class Y	8,702	71,330	9,084	79,755
Class R5	19,203	157,377	51,401	451,302
Class R6	2,458	20,114	1,723	15,123

Automatic conversion of Class B shares to Class A shares:
Class A	10,880	94,119	5,669	51,674
Class B	(11,166)	(94,119)	(5,790)	(51,674)

Reacquired:
Class A	(642,135)	(5,603,200)	(605,120)	(5,482,557)
Class AX	(202,161)	(1,753,082)	(448,838)	(4,054,799)
Class B	(8,415)	(70,156)	(13,147)	(118,000)
Class C	(173,770)	(1,481,464)	(176,218)	(1,556,129)
Class CX	(91,511)	(771,964)	(104,803)	(930,437)
Class R	(114,424)	(1,003,791)	(107,661)	(972,276)
Class RX	(1,402)	(11,951)	(17,142)	(153,782)
Class Y	(58,875)	(516,834)	(116,928)	(1,069,195)
Class R5	(1,285,492)	(11,492,247)	(270,803)	(2,477,730)
Class R6	(3,846)	(33,513)	(3,885)	(35,955)
Net increase (decrease) in share activity	(1,334,993)	$(11,913,945)	(548,764)	$(5,016,063)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

44                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	857,764	$7,809,084	1,093,068	$10,462,047
Class AX	21,856	199,988	20,270	193,990
Class B	11,953	108,173	10,837	102,184
Class C	257,787	2,271,155	226,299	2,116,900
Class CX	17,825	157,017	17,976	167,140
Class R	233,703	2,101,278	227,423	2,155,946
Class RX	11,973	106,741	13,724	129,619
Class Y	189,813	1,740,484	189,637	1,823,083
Class R5	1,546,804	14,230,294	906,082	8,734,464
Class R6	26,982	246,017	36,884	357,959

Issued as reinvestment of dividends:
Class A	257,286	2,114,892	324,142	2,926,998
Class AX	55,708	457,923	71,648	646,979
Class B	6,354	51,657	12,160	108,588
Class C	46,622	378,105	60,605	539,992
Class CX	11,096	90,102	14,614	130,211
Class R	35,239	288,604	45,260	406,890
Class RX	2,118	17,350	4,924	44,265
Class Y	40,483	332,365	55,593	501,999
Class R5	203,248	1,678,831	272,641	2,472,851
Class R6	9,521	78,744	8,566	77,777

Automatic conversion of Class B shares to Class A shares:
Class A	34,005	309,938	40,028	379,297
Class B	(34,508)	(309,938)	(40,585)	(379,297)

Reacquired:
Class A	(1,720,318)	(15,618,539)	(1,774,786)	(17,053,120)
Class AX	(187,628)	(1,698,076)	(323,286)	(3,105,214)
Class B	(51,749)	(458,712)	(55,127)	(520,258)
Class C	(388,850)	(3,430,745)	(316,039)	(2,952,497)
Class CX	(66,258)	(585,194)	(55,485)	(524,876)
Class R	(367,689)	(3,332,929)	(556,692)	(5,308,235)
Class RX	(41,381)	(377,420)	(63,351)	(595,405)
Class Y	(377,921)	(3,487,724)	(342,866)	(3,259,864)
Class R5	(2,357,267)	(21,843,450)	(647,717)	(6,173,247)
Class R6	(3,665)	(33,198)	(17,604)	(170,187)
Net increase (decrease) in share activity	(1,719,094)	$(16,407,183)	(541,157)	$(5,563,021)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 27% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

45                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,144,483	$9,920,812	1,290,653	$12,044,775
Class AX	22,327	196,111	26,875	251,510
Class B	6,493	57,109	27,139	246,943
Class C	387,063	3,288,413	377,037	3,441,140
Class CX	15,531	131,186	19,185	171,605
Class R	381,144	3,278,952	411,723	3,802,369
Class RX	28,018	238,218	23,551	218,590
Class Y	203,996	1,753,312	157,192	1,481,004
Class R5	1,786,756	15,886,068	1,107,279	10,365,009
Class R6	56,381	491,638	40,931	386,423

Issued as reinvestment of dividends:
Class A	388,699	2,965,777	419,161	3,642,513
Class AX	60,620	463,137	64,389	560,181
Class B	14,859	112,186	19,895	171,100
Class C	105,548	796,887	100,805	866,919
Class CX	7,002	52,861	8,111	69,755
Class R	86,642	657,612	79,953	690,793
Class RX	11,506	87,214	10,235	88,425
Class Y	52,211	399,417	57,925	504,522
Class R5	300,010	2,301,081	397,481	3,470,008
Class R6	16,957	130,064	12,229	106,761

Automatic conversion of Class B shares to Class A shares:
Class A	34,871	305,759	39,003	364,217
Class B	(35,346)	(305,759)	(39,505)	(364,217)

Reacquired:
Class A	(1,959,465)	(17,076,997)	(1,790,864)	(16,738,689)
Class AX	(93,638)	(826,399)	(253,936)	(2,368,973)
Class B	(36,246)	(316,078)	(67,717)	(626,561)
Class C	(429,820)	(3,650,194)	(290,887)	(2,686,673)
Class CX	(75,461)	(642,482)	(31,568)	(292,812)
Class R	(550,822)	(4,802,961)	(618,428)	(5,752,439)
Class RX	(17,573)	(154,524)	(27,855)	(258,232)
Class Y	(254,303)	(2,203,083)	(161,330)	(1,504,192)
Class R5	(3,154,325)	(28,323,958)	(660,116)	(6,162,797)
Class R6	(10,563)	(93,412)	(11,308)	(106,850)
Net increase (decrease) in share activity	(1,506,445)	$(14,882,033)	737,238	$6,082,127

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

46                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	893,763	$7,121,503	1,277,088	$11,059,547
Class AX	16,952	136,291	23,826	206,191
Class B	3,354	27,295	972	8,561
Class C	247,045	1,926,548	272,232	2,320,246
Class CX	5,851	45,758	16,264	136,860
Class R	329,263	2,595,298	374,739	3,210,408
Class RX	12,210	95,878	10,233	88,432
Class Y	187,268	1,469,694	139,410	1,212,454
Class R5	2,173,806	17,899,688	788,116	6,893,157
Class R6	51,406	413,653	43,556	383,075

Issued as reinvestment of dividends:
Class A	316,696	2,172,750	354,292	2,823,740
Class AX	37,871	259,795	40,332	321,044
Class B	7,002	47,541	10,878	85,715
Class C	59,379	402,588	61,093	480,800
Class CX	3,156	21,363	3,793	29,816
Class R	70,963	484,682	69,158	547,729
Class RX	7,281	49,727	7,768	61,601
Class Y	37,325	256,800	27,321	218,021
Class R5	318,590	2,195,083	316,334	2,530,674
Class R6	20,271	139,669	15,671	125,366

Automatic conversion of Class B shares to Class A shares:
Class A	27,014	217,763	10,574	91,779
Class B	(27,428)	(217,763)	(10,717)	(91,779)

Reacquired:
Class A	(1,710,306)	(13,711,308)	(1,294,898)	(11,234,557)
Class AX	(49,182)	(392,652)	(75,728)	(658,205)
Class B	(17,091)	(138,429)	(19,476)	(165,229)
Class C	(301,990)	(2,364,753)	(275,980)	(2,347,348)
Class CX	(35,742)	(281,277)	(16,548)	(142,538)
Class R	(478,533)	(3,854,564)	(406,770)	(3,571,015)
Class RX	(17,466)	(141,406)	(6,864)	(58,133)
Class Y	(91,843)	(734,818)	(202,419)	(1,759,446)
Class R5	(2,278,825)	(18,777,879)	(438,642)	(3,811,281)
Class R6	(14,580)	(115,699)	(18,201)	(162,701)
Net increase (decrease) in share activity	(196,520)	$(2,751,181)	1,097,407	$8,832,984

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

47                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	648,190	$5,156,220	677,144	$5,829,854
Class AX	12,641	100,874	12,409	107,349
Class B	1,039	8,632	372	3,104
Class C	320,199	2,506,686	280,698	2,346,780
Class CX	2,882	22,070	3,316	27,666
Class R	233,960	1,829,736	343,603	2,886,244
Class RX	6,479	50,645	8,446	71,624
Class Y	240,126	1,830,571	270,272	2,237,022
Class R5	547,385	4,376,341	663,388	5,722,148
Class R6	26,908	213,453	13,908	121,613

Issued as reinvestment of dividends:
Class A	193,337	1,285,693	172,187	1,355,108
Class AX	15,891	105,837	15,313	120,513
Class B	4,333	28,381	4,380	33,949
Class C	56,822	373,322	46,208	358,568
Class CX	1,713	11,236	1,498	11,621
Class R	51,697	341,716	49,942	390,543
Class RX	2,232	14,775	2,504	19,604
Class Y	33,227	222,196	26,755	210,833
Class R5	124,590	831,020	232,581	1,835,067
Class R6	8,016	53,545	5,481	43,303

Automatic conversion of Class B shares to Class A shares:
Class A	1,154	9,122	3,194	28,257
Class B	(1,176)	(9,122)	(3,246)	(28,257)

Reacquired:
Class A	(670,135)	(5,275,418)	(670,278)	(5,743,479)
Class AX	(23,276)	(186,678)	(28,111)	(237,158)
Class B	(3,904)	(28,893)	(5,653)	(47,973)
Class C	(348,630)	(2,746,343)	(190,924)	(1,599,616)
Class CX	(2,545)	(19,948)	(2,032)	(17,010)
Class R	(412,862)	(3,328,796)	(292,408)	(2,479,891)
Class RX	(11,193)	(89,979)	(15,192)	(129,280)
Class Y	(336,505)	(2,720,155)	(110,813)	(964,386)
Class R5	(1,743,688)	(14,308,962)	(334,568)	(2,885,778)
Class R6	(10,910)	(83,120)	(874)	(7,259)
Net increase (decrease) in share activity	(1,032,003)	$(9,425,343)	1,179,500	$9,620,683

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

48                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$8.77	$0.12	$(0.37)	$(0.25)	$(0.24)	$(0.17)	$(0.41)	$8.11	(2.81)%	$10,366	0.25	%(e)	1.11	%(e)	1.39	%(e)	19%
Year ended 12/31/14	8.91	0.10	0.19	0.29	(0.23)	(0.20)	(0.43)	8.77	3.32	14,273	0.25		0.96		1.13		9
Year ended 12/31/13	9.07	(0.02)	0.14	0.12	(0.20)	(0.08)	(0.28)	8.91	1.33	15,858	0.25		0.85		(0.22)		16
Year ended 12/31/12	8.84	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.07	6.22	13,959	0.25		0.96		1.30		7
Year ended 12/31/11	8.58	0.17	0.35	0.52	(0.14)	(0.12)	(0.26)	8.84	6.18	10,150	0.25		1.09		1.95		15
Class AX
Year ended 12/31/15	8.76	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.10	(2.82)	9,283	0.25	(e)	1.11	(e)	1.39	(e)	19
Year ended 12/31/14	8.90	0.10	0.20	0.30	(0.24)	(0.20)	(0.44)	8.76	3.32	11,273	0.25		0.96		1.13		9
Year ended 12/31/13	9.06	(0.02)	0.14	0.12	(0.20)	(0.08)	(0.28)	8.90	1.33	14,817	0.25		0.85		(0.22)		16
Year ended 12/31/12	8.83	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.06	6.22	18,345	0.25		0.96		1.30		7
Year ended 12/31/11	8.58	0.17	0.34	0.51	(0.14)	(0.12)	(0.26)	8.83	6.06	20,371	0.25		1.09		1.95		15
Class B
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	168	1.00	(e)	1.86	(e)	0.64	(e)	19
Year ended 12/31/14	8.76	0.03	0.19	0.22	(0.21)	(0.20)	(0.41)	8.57	2.55	341	1.00		1.71		0.38		9
Year ended 12/31/13	8.97	(0.09)	0.14	0.05	(0.18)	(0.08)	(0.26)	8.76	0.56	480	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.77	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.97	5.50	684	1.00		1.71		0.55		7
Year ended 12/31/11	8.56	0.11	0.33	0.44	(0.11)	(0.12)	(0.23)	8.77	5.19	812	1.00		1.84		1.20		15
Class C
Year ended 12/31/15	8.58	0.05	(0.37)	(0.32)	(0.20)	(0.17)	(0.37)	7.89	(3.67)	3,799	1.00	(e)	1.86	(e)	0.64	(e)	19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.21)	(0.20)	(0.41)	8.58	2.66	4,535	1.00		1.71		0.38		9
Year ended 12/31/13	8.98	(0.09)	0.13	0.04	(0.18)	(0.08)	(0.26)	8.76	0.45	5,084	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.78	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.98	5.49	4,773	1.00		1.71		0.55		7
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	2,416	1.00		1.84		1.20		15
Class CX
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	2,281	1.00	(e)	1.86	(e)	0.64	(e)	19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.22)	(0.20)	(0.42)	8.57	2.55	3,088	1.00		1.71		0.38		9
Year ended 12/31/13	8.97	(0.09)	0.14	0.05	(0.18)	(0.08)	(0.26)	8.76	0.56	3,861	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.78	0.05	0.42	0.47	(0.17)	(0.11)	(0.28)	8.97	5.38	4,667	1.00		1.71		0.55		7
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	4,891	1.00		1.84		1.20		15
Class R
Year ended 12/31/15	8.72	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.05	(3.08)	1,442	0.50	(e)	1.36	(e)	1.14	(e)	19
Year ended 12/31/14	8.88	0.08	0.19	0.27	(0.23)	(0.20)	(0.43)	8.72	3.02	1,656	0.50		1.21		0.88		9
Year ended 12/31/13	9.04	(0.04)	0.14	0.10	(0.18)	(0.08)	(0.26)	8.88	1.13	1,959	0.50		1.10		(0.47)		16
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	2,006	0.50		1.21		1.05		7
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.81	1,774	0.50		1.34		1.70		15
Class RX
Year ended 12/31/15	8.71	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.04	(3.09)	189	0.50	(e)	1.36	(e)	1.14	(e)	19
Year ended 12/31/14	8.86	0.08	0.20	0.28	(0.23)	(0.20)	(0.43)	8.71	3.14	181	0.50		1.21		0.88		9
Year ended 12/31/13	9.04	(0.04)	0.13	0.09	(0.19)	(0.08)	(0.27)	8.86	1.03	295	0.50		1.10		(0.47)		16
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	497	0.50		1.21		1.05		7
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.82	467	0.50		1.34		1.70		15
Class Y
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	1,442	0.00	(e)	0.86	(e)	1.64	(e)	19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	1,695	0.00		0.71		1.38		9
Year ended 12/31/13	9.11	0.00	0.13	0.13	(0.20)	(0.08)	(0.28)	8.96	1.51	2,118	0.00		0.60		0.03		16
Year ended 12/31/12	8.86	0.14	0.44	0.58	(0.22)	(0.11)	(0.33)	9.11	6.58	673	0.00		0.71		1.55		7
Year ended 12/31/11	8.60	0.20	0.34	0.54	(0.16)	(0.12)	(0.28)	8.86	6.30	305	0.00		0.84		2.20		15
Class R5
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	3,141	0.00	(e)	0.77	(e)	1.64	(e)	19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	9,573	0.00		0.63		1.38		9
Year ended 12/31/13	9.10	0.00	0.14	0.14	(0.20)	(0.08)	(0.28)	8.96	1.63	7,802	0.00		0.54		0.03		16
Year ended 12/31/12	8.86	0.14	0.43	0.57	(0.22)	(0.11)	(0.33)	9.10	6.46	2,935	0.00		0.66		1.55		7
Year ended 12/31/11	8.59	0.20	0.35	0.55	(0.16)	(0.12)	(0.28)	8.86	6.42	26	0.00		0.75		2.20		15
Class R6
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	416	0.00	(e)	0.69	(e)	1.64	(e)	19
Year ended 12/31/14	8.96	0.13	0.20	0.33	(0.25)	(0.20)	(0.45)	8.84	3.61	328	0.00		0.54		1.38		9
Year ended 12/31/13	9.10	0.00	0.14	0.14	(0.20)	(0.08)	(0.28)	8.96	1.63	281	0.00		0.45		0.03		16
Year ended 12/31/12(f)	9.38	0.04	(0.02)	0.02	(0.19)	(0.11)	(0.30)	9.10	0.30	10	0.00	(g)	0.62	(g)	1.55	(g)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.56%, 0.56%, 0.54%, 0.52%, and 0.59% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $12,835, $10,429, $272, $4,129, $2,818, $1,231, $190, $1,615, $4,271 and $372 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

49                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$9.11	$0.17	$(0.52)	$(0.35)	$(0.31)	$(0.20)	$(0.51)	$8.25	(3.79)%	$38,164	0.25	%(e)	0.69	%(e)	1.92	%(e)	12%
Year ended 12/31/14	9.32	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.11	4.81	47,303	0.25		0.67		1.65		7
Year ended 12/31/13	9.51	(0.02)	0.21	0.19	(0.31)	(0.07)	(0.38)	9.32	2.01	51,352	0.25		0.66		(0.24)		16
Year ended 12/31/12	9.05	0.22	0.67	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	41,873	0.25		0.75		2.24		6
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	26,420	0.25		0.80		2.59		15
Class AX
Year ended 12/31/15	9.10	0.17	(0.51)	(0.34)	(0.31)	(0.20)	(0.51)	8.25	(3.69)	7,802	0.25	(e)	0.69	(e)	1.92	(e)	12
Year ended 12/31/14	9.31	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.10	4.81	9,609	0.25		0.67		1.65		7
Year ended 12/31/13	9.51	(0.02)	0.20	0.18	(0.31)	(0.07)	(0.38)	9.31	1.90	11,986	0.25		0.66		(0.24)		16
Year ended 12/31/12	9.05	0.21	0.68	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	14,125	0.25		0.75		2.24		6
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	15,291	0.25		0.80		2.59		15
Class B
Year ended 12/31/15	9.00	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.16	(4.48)	1,001	1.00	(e)	1.44	(e)	1.17	(e)	12
Year ended 12/31/14	9.21	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	9.00	4.03	1,715	1.00		1.42		0.90		7
Year ended 12/31/13	9.40	(0.09)	0.20	0.11	(0.23)	(0.07)	(0.30)	9.21	1.19	2,425	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.97	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.40	8.95	3,501	1.00		1.50		1.49		6
Year ended 12/31/11	8.49	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.97	9.04	3,163	1.00		1.55		1.84		15
Class C
Year ended 12/31/15	8.98	0.10	(0.50)	(0.40)	(0.23)	(0.20)	(0.43)	8.15	(4.37)	8,032	1.00	(e)	1.44	(e)	1.17	(e)	12
Year ended 12/31/14	9.20	0.09	0.27	0.36	(0.30)	(0.28)	(0.58)	8.98	3.93	9,613	1.00		1.42		0.90		7
Year ended 12/31/13	9.38	(0.09)	0.21	0.12	(0.23)	(0.07)	(0.30)	9.20	1.29	10,108	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	10,550	1.00		1.50		1.49		6
Year ended 12/31/11	8.47	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.95	9.06	5,322	1.00		1.55		1.84		15
Class CX
Year ended 12/31/15	8.99	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.15	(4.48)	2,124	1.00	(e)	1.44	(e)	1.17	(e)	12
Year ended 12/31/14	9.20	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	8.99	4.04	2,677	1.00		1.42		0.90		7
Year ended 12/31/13	9.38	(0.09)	0.21	0.12	(0.23)	(0.07)	(0.30)	9.20	1.29	2,951	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	3,759	1.00		1.50		1.49		6
Year ended 12/31/11	8.48	0.16	0.60	0.76	(0.17)	(0.12)	(0.29)	8.95	8.93	3,862	1.00		1.55		1.84		15
Class R
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	6,047	0.50	(e)	0.94	(e)	1.67	(e)	12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	7,564	0.50		0.92		1.40		7
Year ended 12/31/13	9.47	(0.05)	0.22	0.17	(0.29)	(0.07)	(0.36)	9.28	1.73	10,375	0.50		0.91		(0.49)		16
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	10,942	0.50		1.00		1.99		6
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	5,930	0.50		1.05		2.34		15
Class RX
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	545	0.50	(e)	0.94	(e)	1.67	(e)	12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	848	0.50		0.92		1.40		7
Year ended 12/31/13	9.47	(0.05)	0.22	0.17	(0.29)	(0.07)	(0.36)	9.28	1.73	1,282	0.50		0.91		(0.49)		16
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	1,957	0.50		1.00		1.99		6
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	1,443	0.50		1.05		2.34		15
Class Y
Year ended 12/31/15	9.10	0.20	(0.51)	(0.31)	(0.34)	(0.20)	(0.54)	8.25	(3.40)	5,502	0.00	(e)	0.44	(e)	2.17	(e)	12
Year ended 12/31/14	9.31	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.10	5.09	7,416	0.00		0.42		1.90		7
Year ended 12/31/13	9.51	0.00	0.21	0.21	(0.34)	(0.07)	(0.41)	9.31	2.16	8,497	0.00		0.41		0.01		16
Year ended 12/31/12	9.06	0.24	0.66	0.90	(0.35)	(0.10)	(0.45)	9.51	10.00	6,486	0.00		0.50		2.49		6
Year ended 12/31/11	8.57	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.06	10.08	395	0.00		0.55		2.84		15
Class R5
Year ended 12/31/15	9.15	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.29	(3.50)	27,809	0.00	(e)	0.34	(e)	2.17	(e)	12
Year ended 12/31/14	9.36	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.15	5.07	36,230	0.00		0.31		1.90		7
Year ended 12/31/13	9.55	0.00	0.22	0.22	(0.34)	(0.07)	(0.41)	9.36	2.26	32,091	0.00		0.32		0.01		16
Year ended 12/31/12	9.09	0.24	0.67	0.91	(0.35)	(0.10)	(0.45)	9.55	10.08	5,839	0.00		0.42		2.49		6
Year ended 12/31/11	8.60	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.09	10.04	12	0.00		0.47		2.84		15
Class R6
Year ended 12/31/15	9.16	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.30	(3.49)	1,303	0.00	(e)	0.24	(e)	2.17	(e)	12
Year ended 12/31/14	9.37	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.16	5.06	1,136	0.00		0.22		1.90		7
Year ended 12/31/13	9.56	0.00	0.22	0.22	(0.34)	(0.07)	(0.41)	9.37	2.25	901	0.00		0.23		0.01		16
Year ended 12/31/12(f)	9.96	0.07	(0.02)	0.05	(0.35)	(0.10)	(0.45)	9.56	0.57	10	0.00	(g)	0.30	(g)	2.49	(g)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.70%, 0.73%, 0.71%, 0.71%, and 0.85% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $44,539, $8,822, $1,417, $9,163, $2,496, $6,912, $592, $6,315, $29,650 and $1,242 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

50                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$8.79	$0.24	$(0.69)	$(0.45)	$(0.40)	$(0.27)	$(0.67)	$7.67	(5.03)%	$40,600	0.25	%(e)	0.69	%(e)	2.74	%(e)	17%
Year ended 12/31/14	9.04	0.24	0.31	0.55	(0.50)	(0.30)	(0.80)	8.79	6.25	49,929	0.25		0.68		2.57		9
Year ended 12/31/13	9.23	(0.02)	0.23	0.21	(0.32)	(0.08)	(0.40)	9.04	2.28	51,749	0.25		0.68		(0.25)		34
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	38,142	0.25		0.76		2.66		3
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	22,508	0.25		0.95		2.89		9
Class AX
Year ended 12/31/15	8.80	0.24	(0.68)	(0.44)	(0.40)	(0.27)	(0.67)	7.69	(4.90)	5,767	0.25	(e)	0.69	(e)	2.74	(e)	17
Year ended 12/31/14	9.04	0.24	0.32	0.56	(0.50)	(0.30)	(0.80)	8.80	6.36	6,697	0.25		0.68		2.57		9
Year ended 12/31/13	9.23	(0.02)	0.23	0.21	(0.32)	(0.08)	(0.40)	9.04	2.27	8,353	0.25		0.68		(0.25)		34
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	10,273	0.25		0.76		2.66		3
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	10,834	0.25		0.95		2.89		9
Class B
Year ended 12/31/15	8.70	0.17	(0.68)	(0.51)	(0.33)	(0.27)	(0.60)	7.59	(5.77)	1,502	1.00	(e)	1.44	(e)	1.99	(e)	17
Year ended 12/31/14	8.95	0.17	0.31	0.48	(0.43)	(0.30)	(0.73)	8.70	5.51	2,157	1.00		1.43		1.82		9
Year ended 12/31/13	9.14	(0.09)	0.23	0.14	(0.25)	(0.08)	(0.33)	8.95	1.52	2,759	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.65	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.14	9.70	3,507	1.00		1.51		1.91		3
Year ended 12/31/11	8.08	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.65	9.36	3,068	1.00		1.70		2.14		9
Class C
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	12,119	1.00	(e)	1.44	(e)	1.99	(e)	17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	13,330	1.00		1.43		1.82		9
Year ended 12/31/13	9.13	(0.09)	0.24	0.15	(0.25)	(0.08)	(0.33)	8.95	1.64	12,050	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.64	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	10,976	1.00		1.51		1.91		3
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	6,107	1.00		1.70		2.14		9
Class CX
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	1,111	1.00	(e)	1.44	(e)	1.99	(e)	17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	1,732	1.00		1.43		1.82		9
Year ended 12/31/13	9.13	(0.09)	0.24	0.15	(0.25)	(0.08)	(0.33)	8.95	1.64	1,821	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.64	0.17	0.67	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	2,017	1.00		1.51		1.91		3
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	1,883	1.00		1.70		2.14		9
Class R
Year ended 12/31/15	8.74	0.22	(0.68)	(0.46)	(0.38)	(0.27)	(0.65)	7.63	(5.21)	9,435	0.50	(e)	0.94	(e)	2.49	(e)	17
Year ended 12/31/14	8.99	0.22	0.31	0.53	(0.48)	(0.30)	(0.78)	8.74	6.02	11,531	0.50		0.93		2.32		9
Year ended 12/31/13	9.18	(0.05)	0.24	0.19	(0.30)	(0.08)	(0.38)	8.99	2.03	13,007	0.50		0.93		(0.50)		34
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.25	12,296	0.50		1.01		2.41		3
Year ended 12/31/11	8.11	0.22	0.57	0.79	(0.21)	(0.01)	(0.22)	8.68	9.83	7,636	0.50		1.20		2.64		9
Class RX
Year ended 12/31/15	8.73	0.22	(0.67)	(0.45)	(0.38)	(0.27)	(0.65)	7.63	(5.09)	1,162	0.50	(e)	0.94	(e)	2.49	(e)	17
Year ended 12/31/14	8.99	0.22	0.30	0.52	(0.48)	(0.30)	(0.78)	8.73	5.89	1,139	0.50		0.93		2.32		9
Year ended 12/31/13	9.18	(0.05)	0.24	0.19	(0.30)	(0.08)	(0.38)	8.99	2.04	1,119	0.50		0.93		(0.50)		34
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.26	1,177	0.50		1.01		2.41		3
Year ended 12/31/11	8.10	0.22	0.58	0.80	(0.21)	(0.01)	(0.22)	8.68	9.97	848	0.50		1.20		2.64		9
Class Y
Year ended 12/31/15	8.81	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.69	(4.75)	5,018	0.00	(e)	0.44	(e)	2.99	(e)	17
Year ended 12/31/14	9.06	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.81	6.51	5,730	0.00		0.43		2.82		9
Year ended 12/31/13	9.25	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.06	2.52	5,406	0.00		0.43		0.00		34
Year ended 12/31/12	8.73	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.25	10.88	4,077	0.00		0.51		2.91		3
Year ended 12/31/11	8.15	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.73	10.40	2,403	0.00		0.70		3.14		9
Class R5
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	28,098	0.00	(e)	0.32	(e)	2.99	(e)	17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	41,595	0.00		0.30		2.82		9
Year ended 12/31/13	9.27	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.08	2.52	35,104	0.00		0.33		0.00		34
Year ended 12/31/12	8.75	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.27	10.86	18,476	0.00		0.40		2.91		3
Year ended 12/31/11	8.17	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.75	10.37	12	0.00		0.51		3.14		9
Class R6
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	1,576	0.00	(e)	0.23	(e)	2.99	(e)	17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	1,250	0.00		0.21		2.82		9
Year ended 12/31/13	9.27	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.08	2.52	905	0.00		0.24		0.00		34
Year ended 12/31/12(f)	9.65	0.07	(0.02)	0.05	(0.38)	(0.05)	(0.43)	9.27	0.52	10	0.00	(g)	0.32	(g)	2.91	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.88%, 0.89%, 0.87%, 0.85%, and 0.87% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $46,822, $6,304, $1,847, $13,217, $1,546, $10,445, $1,128, $5,573, $31,194 and $1,426 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

51                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$8.07	$0.27	$(0.74)	$(0.47)	$(0.45)	$(0.24)	$(0.69)	$6.91	(5.74)%	$27,131	0.25	%(e)	0.85	%(e)	3.32	%(e)	28%
Year ended 12/31/14	8.34	0.31	0.29	0.60	(0.59)	(0.28)	(0.87)	8.07	7.35	35,495	0.26		0.86		3.53		8
Year ended 12/31/13	8.76	(0.02)	0.21	0.19	(0.22)	(0.39)	(0.61)	8.34	2.23	33,816	0.25		0.87		(0.25)		68
Year ended 12/31/12	8.23	0.24	0.62	0.86	(0.33)	—	(0.33)	8.76	10.38	28,426	0.25		1.07		2.69		4
Year ended 12/31/11	7.79	0.23	0.57	0.80	(0.36)	—	(0.36)	8.23	10.30	13,484	0.25		1.52		2.88		14
Class AX
Year ended 12/31/15	8.06	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.90	(5.76)	2,851	0.25	(e)	0.85	(e)	3.32	(e)	28
Year ended 12/31/14	8.34	0.31	0.28	0.59	(0.59)	(0.28)	(0.87)	8.06	7.23	3,284	0.26		0.86		3.53		8
Year ended 12/31/13	8.75	(0.02)	0.22	0.20	(0.22)	(0.39)	(0.61)	8.34	2.34	3,493	0.25		0.87		(0.25)		68
Year ended 12/31/12	8.22	0.23	0.63	0.86	(0.33)	—	(0.33)	8.75	10.51	3,999	0.25		1.07		2.69		4
Year ended 12/31/11	7.79	0.23	0.56	0.79	(0.36)	—	(0.36)	8.22	10.17	4,087	0.25		1.52		2.88		14
Class B
Year ended 12/31/15	7.97	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.83	(6.39)	559	1.00	(e)	1.60	(e)	2.57	(e)	28
Year ended 12/31/14	8.26	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.97	6.38	925	1.01		1.61		2.78		8
Year ended 12/31/13	8.67	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.26	1.54	1,109	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.15	0.17	0.63	0.80	(0.28)	—	(0.28)	8.67	9.79	1,263	1.00		1.82		1.94		4
Year ended 12/31/11	7.73	0.17	0.55	0.72	(0.30)	—	(0.30)	8.15	9.37	1,289	1.00		2.27		2.13		14
Class C
Year ended 12/31/15	7.96	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.82	(6.39)	5,382	1.00	(e)	1.60	(e)	2.57	(e)	28
Year ended 12/31/14	8.25	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.96	6.39	6,249	1.01		1.61		2.78		8
Year ended 12/31/13	8.66	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.25	1.54	5,999	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.14	0.17	0.63	0.80	(0.28)	—	(0.28)	8.66	9.81	6,377	1.00		1.82		1.94		4
Year ended 12/31/11	7.73	0.17	0.54	0.71	(0.30)	—	(0.30)	8.14	9.24	3,468	1.00		2.27		2.13		14
Class CX
Year ended 12/31/15	7.95	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.81	(6.40)	308	1.00	(e)	1.60	(e)	2.57	(e)	28
Year ended 12/31/14	8.24	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.95	6.39	572	1.01		1.61		2.78		8
Year ended 12/31/13	8.65	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.24	1.54	563	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.14	0.17	0.62	0.79	(0.28)	—	(0.28)	8.65	9.68	590	1.00		1.82		1.94		4
Year ended 12/31/11	7.72	0.17	0.55	0.72	(0.30)	—	(0.30)	8.14	9.38	595	1.00		2.27		2.13		14
Class R
Year ended 12/31/15	8.02	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.87	(5.93)	6,869	0.50	(e)	1.10	(e)	3.07	(e)	28
Year ended 12/31/14	8.30	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.02	7.00	8,650	0.51		1.11		3.28		8
Year ended 12/31/13	8.72	(0.04)	0.21	0.17	(0.20)	(0.39)	(0.59)	8.30	1.97	8,644	0.50		1.12		(0.50)		68
Year ended 12/31/12	8.19	0.21	0.63	0.84	(0.31)	—	(0.31)	8.72	10.33	8,197	0.50		1.32		2.44		4
Year ended 12/31/11	7.77	0.21	0.55	0.76	(0.34)	—	(0.34)	8.19	9.81	3,692	0.50		1.77		2.63		14
Class RX
Year ended 12/31/15	8.03	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.88	(5.91)	599	0.50	(e)	1.10	(e)	3.07	(e)	28
Year ended 12/31/14	8.31	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.03	6.99	683	0.51		1.11		3.28		8
Year ended 12/31/13	8.72	(0.04)	0.22	0.18	(0.20)	(0.39)	(0.59)	8.31	2.08	614	0.50		1.12		(0.50)		68
Year ended 12/31/12	8.20	0.21	0.62	0.83	(0.31)	—	(0.31)	8.72	10.19	781	0.50		1.32		2.44		4
Year ended 12/31/11	7.76	0.21	0.57	0.78	(0.34)	—	(0.34)	8.20	10.08	631	0.50		1.77		2.63		14
Class Y
Year ended 12/31/15	8.09	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.92	(5.58)	2,921	0.00	(e)	0.60	(e)	3.57	(e)	28
Year ended 12/31/14	8.36	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.09	7.61	2,338	0.01		0.61		3.78		8
Year ended 12/31/13	8.78	0.00	0.21	0.21	(0.24)	(0.39)	(0.63)	8.36	2.49	2,716	0.00		0.62		0.00		68
Year ended 12/31/12	8.24	0.26	0.63	0.89	(0.35)	—	(0.35)	8.78	10.83	1,967	0.00		0.82		2.94		4
Year ended 12/31/11	7.81	0.25	0.56	0.81	(0.38)	—	(0.38)	8.24	10.39	190	0.00		1.27		3.13		14
Class R5
Year ended 12/31/15	8.10	0.29	(0.74)	(0.45)	(0.47)	(0.24)	(0.71)	6.94	(5.44)	23,619	0.00	(e)	0.42	(e)	3.57	(e)	28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	25,848	0.01		0.44		3.78		8
Year ended 12/31/13	8.78	0.00	0.22	0.22	(0.24)	(0.39)	(0.63)	8.37	2.60	21,149	0.00		0.47		0.00		68
Year ended 12/31/12	8.25	0.26	0.62	0.88	(0.35)	—	(0.35)	8.78	10.69	6,079	0.00		0.65		2.94		4
Year ended 12/31/11	7.81	0.25	0.57	0.82	(0.38)	—	(0.38)	8.25	10.52	13	0.00		1.02		3.13		14
Class R6
Year ended 12/31/15	8.10	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.93	(5.58)	1,484	0.00	(e)	0.33	(e)	3.57	(e)	28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	1,270	0.01		0.35		3.78		8
Year ended 12/31/13	8.78	0.00	0.22	0.22	(0.24)	(0.39)	(0.63)	8.37	2.60	970	0.00		0.37		0.00		68
Year ended 12/31/12(f)	9.09	0.07	(0.03)	0.04	(0.35)	—	(0.35)	8.78	0.46	10	0.00	(g)	0.53	(g)	2.94	(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.98%, 0.99%, 0.99%, 0.98% and 0.87% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $32,353, $3,097, $747, $5,993, $449, $7,650, $643, $2,589, $26,022 and $1,419 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

52                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$7.98	$0.31	$(0.83)	$(0.52)	$(0.48)	$(0.28)	$(0.76)	$6.70	(6.45)%	$13,456	0.25	%(e)	1.31	%(e)	3.97	%(e)	22%
Year ended 12/31/14	8.21	0.40	0.27	0.67	(0.63)	(0.27)	(0.90)	7.98	8.30	14,645	0.25		1.24		4.61		8
Year ended 12/31/13	8.68	(0.02)	0.22	0.20	(0.20)	(0.47)	(0.67)	8.21	2.42	13,570	0.25		1.31		(0.25)		93
Year ended 12/31/12	8.20	0.23	0.63	0.86	(0.35)	(0.03)	(0.38)	8.68	10.47	12,933	0.25		1.57		2.62		4
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	7,586	0.25		3.01		3.34		22
Class AX
Year ended 12/31/15	7.99	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.71	(6.44)	1,037	0.25	(e)	1.31	(e)	3.97	(e)	22
Year ended 12/31/14	8.21	0.40	0.28	0.68	(0.63)	(0.27)	(0.90)	7.99	8.43	1,192	0.25		1.24		4.61		8
Year ended 12/31/13	8.69	(0.02)	0.21	0.19	(0.20)	(0.47)	(0.67)	8.21	2.30	1,230	0.25		1.31		(0.25)		93
Year ended 12/31/12	8.20	0.23	0.64	0.87	(0.35)	(0.03)	(0.38)	8.69	10.59	1,258	0.25		1.57		2.62		4
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	1,430	0.25		3.01		3.34		22
Class B
Year ended 12/31/15	7.86	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.60	(7.11)	294	1.00	(e)	2.06	(e)	3.22	(e)	22
Year ended 12/31/14	8.10	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.86	7.55	348	1.00		1.99		3.86		8
Year ended 12/31/13	8.57	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.10	1.65	393	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.11	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.57	9.68	473	1.00		2.32		1.86		4
Year ended 12/31/11	7.55	0.20	0.51	0.71	(0.15)	—	(0.15)	8.11	9.39	478	1.00		3.76		2.59		22
Class C
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.11)	4,283	1.00	(e)	2.06	(e)	3.22	(e)	22
Year ended 12/31/14	8.12	0.33	0.26	0.59	(0.57)	(0.27)	(0.84)	7.87	7.41	4,876	1.00		1.99		3.86		8
Year ended 12/31/13	8.59	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.12	1.65	3,924	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.13	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.59	9.66	3,975	1.00		2.32		1.87		4
Year ended 12/31/11	7.57	0.20	0.51	0.71	(0.15)	—	(0.15)	8.13	9.36	1,872	1.00		3.76		2.59		22
Class CX
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.10)	141	1.00	(e)	2.06	(e)	3.22	(e)	22
Year ended 12/31/14	8.11	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.87	7.54	152	1.00		1.99		3.86		8
Year ended 12/31/13	8.58	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.11	1.65	134	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.12	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.58	9.67	128	1.00		2.32		1.87		4
Year ended 12/31/11	7.56	0.20	0.51	0.71	(0.15)	—	(0.15)	8.12	9.37	99	1.00		3.76		2.59		22
Class R
Year ended 12/31/15	7.93	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.66	(6.63)	3,812	0.50	(e)	1.56	(e)	3.72	(e)	22
Year ended 12/31/14	8.17	0.37	0.27	0.64	(0.61)	(0.27)	(0.88)	7.93	7.96	5,548	0.50		1.49		4.36		8
Year ended 12/31/13	8.64	(0.04)	0.22	0.18	(0.18)	(0.47)	(0.65)	8.17	2.18	4,887	0.50		1.56		(0.50)		93
Year ended 12/31/12	8.17	0.21	0.62	0.83	(0.33)	(0.03)	(0.36)	8.64	10.17	3,846	0.50		1.82		2.37		4
Year ended 12/31/11	7.59	0.24	0.51	0.75	(0.17)	—	(0.17)	8.17	9.98	1,930	0.50		3.26		3.09		22
Class RX
Year ended 12/31/15	7.94	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.67	(6.63)	163	0.50	(e)	1.56	(e)	3.72	(e)	22
Year ended 12/31/14	8.17	0.37	0.28	0.65	(0.61)	(0.27)	(0.88)	7.94	8.09	214	0.50		1.49		4.36		8
Year ended 12/31/13	8.65	(0.04)	0.21	0.17	(0.18)	(0.47)	(0.65)	8.17	2.06	255	0.50		1.56		(0.50)		93
Year ended 12/31/12	8.17	0.21	0.63	0.84	(0.33)	(0.03)	(0.36)	8.65	10.30	205	0.50		1.82		2.37		4
Year ended 12/31/11	7.60	0.24	0.50	0.74	(0.17)	—	(0.17)	8.17	9.84	146	0.50		3.26		3.09		22
Class Y
Year ended 12/31/15	8.01	0.34	(0.85)	(0.51)	(0.50)	(0.28)	(0.78)	6.72	(6.29)	2,412	0.00	(e)	1.06	(e)	4.22	(e)	22
Year ended 12/31/14	8.22	0.42	0.29	0.71	(0.65)	(0.27)	(0.92)	8.01	8.81	3,381	0.00		0.99		4.86		8
Year ended 12/31/13	8.69	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.22	2.68	1,941	0.00		1.06		0.00		93
Year ended 12/31/12	8.21	0.25	0.63	0.88	(0.37)	(0.03)	(0.40)	8.69	10.68	1,336	0.00		1.32		2.87		4
Year ended 12/31/11	7.63	0.29	0.50	0.79	(0.21)	—	(0.21)	8.21	10.36	482	0.00		2.76		3.59		22
Class R5
Year ended 12/31/15	8.00	0.34	(0.84)	(0.50)	(0.50)	(0.28)	(0.78)	6.72	(6.17)	8,058	0.00	(e)	0.77	(e)	4.22	(e)	22
Year ended 12/31/14	8.23	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.00	8.53	18,171	0.00		0.70		4.86		8
Year ended 12/31/13	8.70	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.23	2.68	14,065	0.00		0.81		0.00		93
Year ended 12/31/12	8.21	0.25	0.64	0.89	(0.37)	(0.03)	(0.40)	8.70	10.80	5,747	0.00		1.08		2.87		4
Year ended 12/31/11	7.62	0.29	0.51	0.80	(0.21)	—	(0.21)	8.21	10.50	11	0.00		2.36		3.59		22
Class R6
Year ended 12/31/15	8.01	0.33	(0.83)	(0.50)	(0.50)	(0.28)	(0.78)	6.73	(6.16)	523	0.00	(e)	0.69	(e)	4.22	(e)	22
Year ended 12/31/14	8.24	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.01	8.52	430	0.00		0.61		4.86		8
Year ended 12/31/13	8.71	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.24	2.67	290	0.00		0.72		0.00		93
Year ended 12/31/12(f)	9.06	0.07	(0.02)	0.05	(0.37)	(0.03)	(0.40)	8.71	0.52	10	0.00	(g)	0.99	(g)	2.87	(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.09%, 1.10%, 1.11%, 1.11% and 0.87% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $14,915, $1,129, $338, $4,791, $150, $4,289, $183, $2,534, $9,624 and $518 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

53                         Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

54                         Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, through December 31, 2015.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$971.00	$1.24	$1,023.95	$1.28	0.25%
AX	1,000.00	971.00	1.24	1,023.95	1.28	0.25
B	1,000.00	966.60	4.96	1,020.16	5.09	1.00
C	1,000.00	966.60	4.96	1,020.16	5.09	1.00
CX	1,000.00	966.60	4.96	1,020.16	5.09	1.00
R	1,000.00	968.90	2.48	1,022.68	2.55	0.50
RX	1,000.00	970.00	2.48	1,022.68	2.55	0.50
Y	1,000.00	972.10	0.00	1,025.21	0.00	0.00
R5	1,000.00	972.10	0.00	1,025.21	0.00	0.00
R6	1,000.00	972.10	0.00	1,025.21	0.00	0.00

55                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$961.00	$1.24	$1,023.95	$1.28	0.25%
AX	1,000.00	961.00	1.24	1,023.95	1.28	0.25
B	1,000.00	957.40	4.93	1,020.16	5.09	1.00
C	1,000.00	957.40	4.93	1,020.16	5.09	1.00
CX	1,000.00	957.30	4.93	1,020.16	5.09	1.00
R	1,000.00	959.10	2.47	1,022.68	2.55	0.50
RX	1,000.00	959.10	2.47	1,022.68	2.55	0.50
Y	1,000.00	962.80	0.00	1,025.21	0.00	0.00
R5	1,000.00	961.90	0.00	1,025.21	0.00	0.00
R6	1,000.00	961.90	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$947.50	$1.23	$1,023.95	$1.28	0.25%
AX	1,000.00	948.80	1.23	1,023.95	1.28	0.25
B	1,000.00	944.50	4.90	1,020.16	5.09	1.00
C	1,000.00	944.50	4.90	1,020.16	5.09	1.00
CX	1,000.00	944.50	4.90	1,020.16	5.09	1.00
R	1,000.00	946.80	2.45	1,022.68	2.55	0.50
RX	1,000.00	948.00	2.46	1,022.68	2.55	0.50
Y	1,000.00	949.30	0.00	1,025.21	0.00	0.00
R5	1,000.00	948.40	0.00	1,025.21	0.00	0.00
R6	1,000.00	949.40	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$940.30	$1.22	$1,023.95	$1.28	0.25%
AX	1,000.00	940.10	1.22	1,023.95	1.28	0.25
B	1,000.00	937.30	4.88	1,020.16	5.09	1.00
C	1,000.00	937.20	4.88	1,020.16	5.09	1.00
CX	1,000.00	936.00	4.88	1,020.16	5.09	1.00
R	1,000.00	939.50	2.44	1,022.68	2.55	0.50
RX	1,000.00	939.70	2.44	1,022.68	2.55	0.50
Y	1,000.00	940.70	0.00	1,025.21	0.00	0.00
R5	1,000.00	942.10	0.00	1,025.21	0.00	0.00
R6	1,000.00	940.80	0.00	1,025.21	0.00	0.00

56                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$933.20	$1.21	$1,023.88	$1.27	0.25%
AX	1,000.00	933.30	1.21	1,023.88	1.27	0.25
B	1,000.00	930.10	4.85	1,020.11	5.08	1.00
C	1,000.00	928.90	4.85	1,020.11	5.08	1.00
CX	1,000.00	929.00	4.85	1,020.11	5.08	1.00
R	1,000.00	931.30	2.43	1,022.62	2.54	0.50
RX	1,000.00	932.60	2.43	1,022.62	2.54	0.50
Y	1,000.00	934.80	0.00	1,025.14	0.00	0.00
R5	1,000.00	933.60	0.00	1,025.14	0.00	0.00
R6	1,000.00	933.70	0.00	1,025.14	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2015, through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

57                         Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2015:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$674,402	0.00%	0.00%	1.13%
Invesco Balanced-Risk Retirement 2020 Fund	2,255,295	0.00%	0.00%	1.14%
Invesco Balanced-Risk Retirement 2030 Fund	3,443,685	0.00%	0.00%	1.06%
Invesco Balanced-Risk Retirement 2040 Fund	2,275,193	0.00%	0.00%	0.90%
Invesco Balanced-Risk Retirement 2050 Fund	1,266,659	0.00%	0.00%	0.78%

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

58                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Retirement Funds

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-02699 and 002-57526 IBRR-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders December 31, 2015

Invesco

Invesco Allocation Funds

2	Long-Term Fund Performance
8	Letters to Shareholders
10	Performance Summary
10	Management Discussion
16	Supplemental Information
22	Schedule of Investments
25	Financial Statements
29	Notes to Financial Statements
38	Financial Highlights
41	Auditor's Report
42	Fund Expenses
44	Tax Information
T-1	Trustees and Officers

Invesco Conservative Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2                         Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.59%
10 Years	3.13
5 Years	3.23
1 Year	-8.40

Class B Shares
Inception (4/29/05)	3.56%
10 Years	3.10
5 Years	3.29
1 Year	-8.58

Class C Shares
Inception (4/29/05)	3.38%
10 Years	2.97
5 Years	3.63
1 Year	-4.80

Class R Shares
Inception (4/29/05)	3.88%
10 Years	3.46
5 Years	4.16
1 Year	-3.34

Class S Shares
10 Years	3.76%
5 Years	4.51
1 Year	-3.05

Class Y Shares
10 Years	3.88%
5 Years	4.65
1 Year	-2.83

Class R5 Shares
Inception (4/29/05)	4.41%
10 Years	3.99
5 Years	4.70
1 Year	-2.92

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.13%, 1.88%, 1.88%, 1.38%, 1.03%, 0.88% and 0.84%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.63% for Invesco Conservative Allocation Fund.

3                         Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.63%
10 Years	3.12
5 Years	4.21
1 Year	-9.91

Class B Shares
Inception (4/30/04)	4.61%
10 Years	3.07
5 Years	4.26
1 Year	-10.10

Class C Shares
Inception (4/30/04)	4.36%
10 Years	2.93
5 Years	4.61
1 Year	-6.34

Class R Shares
Inception (4/30/04)	4.89%
10 Years	3.45
5 Years	5.15
1 Year	-4.89

Class S Shares
10 Years	3.77%
5 Years	5.53
1 Year	-4.51

Class Y Shares
10 Years	3.89%
5 Years	5.66
1 Year	-4.43

Class R5 Shares
Inception (4/30/04)	5.48%
10 Years	4.05
5 Years	5.76
1 Year	-4.28

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.23%, 1.98%, 1.98%, 1.48%, 1.13%, 0.98% and 0.86%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.69% for Invesco Growth Allocation Fund.

5                         Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.43%
10 Years	3.46
5 Years	3.69
1 Year	-9.43

Class B Shares
Inception (4/30/04)	4.41%
10 Years	3.42
5 Years	3.76
1 Year	-9.57

Class C Shares
Inception (4/30/04)	4.16%
10 Years	3.27
5 Years	4.08
1 Year	-5.81

Class R Shares
Inception (4/30/04)	4.69%
10 Years	3.79
5 Years	4.61
1 Year	-4.35

Class S Shares
10 Years	4.10%
5 Years	4.98
1 Year	-4.08

Class Y Shares
10 Years	4.23%
5 Years	5.13
1 Year	-3.92

Class R5 Shares
Inception (4/30/04)	5.21%
10 Years	4.30
5 Years	5.11
1 Year	-4.03

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.14%, 1.89%, 1.89%, 1.39%, 1.04%, 0.89% and 0.83%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.67% for Invesco Moderate Allocation Fund.

7                         Invesco Allocation Funds

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

8                         Invesco Allocation Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

9                         Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Conservative Allocation Fund

For the year ended December 31, 2015, Class A shares of Invesco Conservative Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Conservative Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.07%
Class B Shares	-3.87
Class C Shares	-3.86
Class R Shares	-3.34
Class S Shares	-3.05
Class Y Shares	-2.83
Class R5 Shares	-2.92
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Conservative Allocation Index■ (Style-Specific Index)	0.84
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	-1.60
Source(s): ▼FactSet Research Systems Inc.; ■Invesco , FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2015, global markets produced mixed results due to volatility from a variety of geopolitical developments. The Fund ended the reporting period in negative territory.

    Equity markets rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices.

    During the second quarter of 2015, gains within equities from the beginning of the quarter were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter

Portfolio Composition
Asset Class*	% of total net assets as of 12/31/15

Intermediate Term Taxable Investment Grade	24.77%
Taxable Non Investment Grade	14.33
Balanced Risk	9.99
Large Cap Value	8.47
Large Cap Growth	3.90
International/Global Blend	3.89
International/Global Growth	3.69
Emerging Markets Fixed Income	3.22
Absolute Return	3.21
Emerging Markets	3.15
Large Cap Blend	2.98
Mid Cap Blend	2.03
Global Real Estate	1.95
Small Cap Blend	1.70
Cash Equivalents Plus Other Assets Less Liabilities	12.72

Total Net Assets	$348.3 million

*	Reflects exposure achieved through investments in affiliated underlying funds.

Fund Nasdaq Symbols

Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class S Shares	CMASX
Class Y Shares	CAAYX
Class R5 Shares	CMAIX

and on indications that the glut in certain key agricultural commodities might be easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe havens after commodity prices resumed their slide, creating renewed volatility in equities.1 During the quarter, indicators of economic activity and inflation came in weak across key geographies, which enhanced the appeal of bonds and allayed concerns of sustained interest rate hikes across major markets. Several factors caused weakness in equities during the third quarter of 2015, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. The combination of these factors suggested that global economic growth was slowing well beyond what equity prices reflected. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the third quarter of 2015, with energy suffering the steepest price declines, as US stockpiles remained well above the five-year

10                         Invesco Allocation Funds

seasonal average, the Chinese economy weakened, and Iran increased its oil production, thereby adding to fears of a worsening global oil glut.

    During the fourth quarter, equities saw broad strength in October as share prices rebounded from the third quarter. Equity markets experienced a broad sell-off in December as the US began the long-anticipated process of normalizing interest rates and as the actions of the European Central Bank did not meet market expectations. Over the course of the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds were mild detractors from results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong performance from equity markets in October and November reduced the perceived safe haven appeal of bonds.1 Commodities continued their decline, especially energy, as oil prices continued to be pressured by a rising US dollar and rising supplies. Declining oil prices hurt distillates such as gasoil and unleaded gasoline, while natural gas prices collapsed due to warmer weather across the eastern US. Industrial metals remained under pressure for most of the quarter due to dollar strength, oversupply and weakening demand from China; however, by quarter’s end, announced supply cuts from major producers began to lift prices. Precious metals prices fell as the Fed raised interest rates for the first time in nine years, which caused the dollar to rise. Gold achieved both its highest and lowest price for the year during the quarter. Gold peaked for the year in October after the Fed deferred an interest rate increase in September, and then reached its low for the year in December after the interest rate increase was enacted.

    Invesco Core Plus Bond Fund, PowerShares Russell Top 200 Pure Growth Portfolio and Invesco American Franchise Fund were the top contributors to Fund performance for the reporting period. Invesco Balanced-Risk Commodity Strategy Fund, Invesco Developing Markets Fund and Invesco Emerging Market Local Currency Debt Fund were the largest detractors from overall Fund performance.

    Please note that our strategy in managing some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets

Strategy Fund – is primarily implemented with derivatives, which create economic leverage in the underlying funds. These derivative instruments include futures and total return swaps and therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. The leverage used in the strategy is inherent in these instruments.

    Additionally, underlying fund holding Invesco Core Plus Bond Fund invests in derivative instruments such as futures contracts, options and swap agreements. Part of the underlying fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    Finally, we thank you for your continued commitment to Invesco Conservative Allocation Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Conservative Allocation Fund as of the close of the reporting period. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Conservative Allocation Fund as of the close of the reporting period. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Conservative Allocation Fund as of the close of the reporting period. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Conservative Allocation Fund as of the close of the reporting period. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Conservative Allocation Fund as of the close of the reporting period. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Effective February 17, 2016, after the close of the reporting period, the Fund’s management team changed to Duy Nguyen and Jacob Borbidge. Scott Wolle, Mark Ahnrud, Chris Devine, Christian Ulrich and Scott Hixon no longer manage the Fund.

11                         Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Growth Allocation Fund

For the year ended December 31, 2015, Class A shares of Invesco Growth Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Growth Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.68%
Class B Shares	-5.40
Class C Shares	-5.40
Class R Shares	-4.89
Class S Shares	-4.51
Class Y Shares	-4.43
Class R5 Shares	-4.28
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Growth Allocation Index■ (Style-Specific Index)	0.82
Lipper Mixed-Asset Target Allocation Growth Funds Index¿ (Peer Group Index)	-0.54

Source(s): ▼FactSet Research Systems Inc.; ■Invesco , FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2015, global markets produced mixed results due to volatility from a variety of geopolitical developments. The Fund ended the reporting period in negative territory.

    Equity markets rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices.

    During the second quarter of 2015, gains within equities from the beginning of the quarter were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter

Portfolio Composition

Asset Class*	% of Total Net Assets as of 12/31/15
Large Cap Value	18.96%
Balanced Risk	14.06
Large Cap Growth	8.73
International/Global Blend	8.71
International/Global Growth	8.26
Emerging Markets	7.06
Large Cap Blend	6.63
Absolute Return	5.45
Mid Cap Blend	4.58
Global Real Estate	4.39
Small Cap Blend	3.79
Intermediate Term Taxable Investment Grade	3.06
Cash Equivalents Plus Other Assets Less Liabilities	6.32

Total Net Assets	$1.04 billion

*	Reflects exposure achieved through investments in affiliated underlying funds.

Fund Nasdaq Symbols

Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Class R5 Shares	AADIX

and on indications that the glut in certain key agricultural commodities might be easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe havens after commodity prices resumed their slide, creating renewed volatility in equities.1 During the quarter, indicators of economic activity and inflation came in weak across key geographies, which enhanced the appeal of bonds and allayed concerns of sustained interest rate hikes across major markets. Several factors caused weakness in equities during the third quarter of 2015, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. The combination of these factors suggested that global economic growth was slowing well beyond what equity prices reflected. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the third quarter of 2015, with energy suffering the steepest price declines, as US stockpiles remained well above the five-year

12                         Invesco Allocation Funds

seasonal average, the Chinese economy weakened, and Iran increased its oil production, thereby adding to fears of a worsening global oil glut.

    During the fourth quarter, equities saw broad strength in October as share prices rebounded from the third quarter. Equity markets experienced a broad sell-off in December as the US began the long-anticipated process of normalizing interest rates and as the actions of the European Central Bank did not meet market expectations. Over the course of the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds were mild detractors from results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong performance from equity markets in October and November reduced the perceived safe haven appeal of bonds.1 Commodities continued their decline, especially energy, as oil prices continued to be pressured by a rising US dollar and rising supplies. Declining oil prices hurt distillates such as gasoil and unleaded gasoline, while natural gas prices collapsed due to warmer weather across the eastern US. Industrial metals remained under pressure for most of the quarter due to dollar strength, oversupply and weakening demand from China; however, by quarter’s end, announced supply cuts from major producers began to lift prices. Precious metals prices fell as the Fed raised interest rates for the first time in nine years, which caused the dollar to rise. Gold achieved both its highest and lowest price for the year during the quarter. Gold peaked for the year in October after the Fed deferred an interest rate increase in September, and then reached its low for the year in December after the interest rate increase was enacted.

    PowerShares Russell Top 200 Pure Growth Portfolio, Invesco American Franchise Fund and Invesco Diversified Dividend Fund were the top contributors to Fund performance for the reporting period. Invesco Developing Markets Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Endeavor Fund were the top detractors from overall Fund performance.

    Please note that our strategy in managing some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund – is primarily implemented with derivatives, which create economic leverage in the underlying funds. These derivative instruments include futures and total return swaps and therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. The leverage used in the strategy is inherent in these instruments.

    Additionally, underlying fund holding Invesco Core Plus Bond Fund invests in derivative instruments such as futures contracts, options and swap agreements. Part of the underlying fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    Finally, we thank you for your continued commitment to Invesco Growth Allocation Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Growth Allocation Fund as of the close of the reporting period. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Growth Allocation Fund as of the close of the reporting period. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Growth Allocation Fund as of the close of the reporting period. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Growth Allocation Fund as of the close of the reporting period. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Growth Allocation Fund as of the close of the reporting period. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Effective February 17, 2016, after the close of the reporting period, the Fund’s management team changed to Duy Nguyen and Jacob Borbidge. Scott Wolle, Mark Ahnrud, Chris Devine, Christian Ulrich and Scott Hixon no longer manage the Fund.

13                         Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Moderate Allocation Fund

For the year ended December 31, 2015, Class A shares of Invesco Moderate Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Moderate Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.18%
Class B Shares	-4.86
Class C Shares	-4.87
Class R Shares	-4.35
Class S Shares	-4.08
Class Y Shares	-3.92
Class R5 Shares	-4.03
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Moderate Allocation Index■ (Style-Specific Index)	0.91
Lipper Mixed-Asset Target Allocation Moderate Funds Index¿ (Peer Group Index)	-1.60

Source(s): ▼FactSet Research Systems Inc.; ■Invesco , FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2015, global markets produced mixed results due to volatility from a variety of geopolitical developments. The Fund ended the reporting period in negative territory.

    Equity markets rose in the first quarter of 2015, especially those markets in which central banks are still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices.

    During the second quarter of 2015, gains within equities from the beginning of the quarter were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities might be

Portfolio Composition

Asset Class*	% of total net assets as of 12/31/15

Large Cap Value	14.12%
Balanced Risk	12.01
Intermediate Term Taxable Investment Grade	11.16
Taxable Non Investment Grade	7.06
International/Global Blend	6.49
Large Cap Growth	6.49
International/Global Growth	6.15
Emerging Markets	5.26
Large Cap Blend	4.95
Absolute Return	4.23
Mid Cap Blend	3.39
Global Real Estate	3.26
Emerging Markets Fixed Income	2.98
Small Cap Blend	2.83
Cash Equivalents Plus Other Assets Less Liabilities	9.62

Total Net Assets	$829.6 million

*	Reflects exposure achieved through investments in affiliated underlying funds.

Fund Nasdaq Symbols
Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Class R5 Shares	AMLIX

easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe havens after commodity prices resumed their slide, creating renewed volatility in equities.1 During the quarter, indicators of economic activity and inflation came in weak across key geographies, which enhanced the appeal of bonds and allayed concerns of sustained interest rate hikes across major markets. Several factors caused weakness in equities during the third quarter of 2015, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. The combination of these factors suggested that global economic growth was slowing well beyond what equity prices reflected. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap equities, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the third quarter of 2015, with energy suffering the steepest price declines, as US stockpiles remained well above the five-year seasonal average, the Chinese economy weakened, and Iran increased its oil

14                         Invesco Allocation Funds

production, thereby adding to fears of a worsening global oil glut.

    During the fourth quarter, equities saw broad strength in October as share prices rebounded from the third quarter. Equity markets experienced a broad sell-off in December as the US began the long-anticipated process of normalizing interest rates and as the actions of the European Central Bank did not meet market expectations. Over the course of the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds were mild detractors from results in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong performance from equity markets in October and November reduced the perceived safe haven appeal of bonds.1 Commodities continued their decline, especially energy, as oil prices continued to be pressured by a rising US dollar and rising supplies. Declining oil prices hurt distillates such as gasoil and unleaded gasoline, while natural gas prices collapsed due to warmer weather across the eastern US. Industrial metals remained under pressure for most of the quarter due to dollar strength, oversupply and weakening demand from China; however, by quarter’s end, announced supply cuts from major producers began to lift prices. Precious metals prices fell as the Fed raised interest rates for the first time in nine years, which caused the dollar to rise. Gold achieved both its highest and lowest price for the year during the quarter. Gold peaked for the year in October after the Fed deferred an interest rate increase in September, and then reached its low for the year in December after the interest rate increase was enacted.

    PowerShares Russell Top 200 Pure Growth Portfolio, Invesco American Franchise Fund and Invesco Diversified Dividend Fund were the top contributors to absolute Fund performance for the reporting period. Invesco Developing Markets Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Emerging Market Local Currency Debt Fund were the largest absolute detractors from overall Fund performance.

    Please note that our strategy in managing some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund – is primarily implemented with derivatives, which create economic leverage in the underlying funds. These derivative instruments include futures and total return swaps and therefore, all or most of the performance of these underlying funds, both positive and negative, can be attributed to these instruments. The leverage used in the strategy is inherent in these instruments.

    Additionally, underlying fund holding Invesco Core Plus Bond Fund invests in derivative instruments such as futures contracts, options and swap agreements. Part of the underlying fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    Finally, we thank you for your continued commitment to Invesco Moderate Allocation Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Moderate Allocation Fund as of the close of the reporting period. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Moderate Allocation Fund as of the close of the reporting period. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Moderate Allocation Fund as of the close of the reporting period. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Moderate Allocation Fund as of the close of the reporting period. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, was manager of Invesco Moderate Allocation Fund as of the close of the reporting period. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Effective February 17, 2016, after the close of the reporting period, the Fund’s management team changed to Duy Nguyen and Jacob Borbidge. Scott Wolle, Mark Ahnrud, Chris Devine, Christian Ulrich and Scott Hixon no longer manage the Fund.

15                         Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Active trading risk	x		x
Call risk	x		x
Changing fixed income market conditions risk	x	x	x
Collateralized loan obligations risk	x		x
Commodities tax risk	x	x	x
Commodity-linked notes risk	x	x	x
Commodity risk	x	x	x
Concentration risk		x
Correlation risk	x	x	x
Credit risk	x	x	x
Currency/exchange rate risk	x	x	x
Depository receipts risk		x
Derivatives risk	x	x	x
Developing/emerging markets securities risk	x	x	x
Exchange-traded funds risk	x	x	x
Exchange-traded notes risk	x	x	x
Foreign currency tax risk	x
Foreign government debt risk	x	x	x
Foreign securities risk	x	x	x
Fund of funds risk	x	x	x
Geographic focus risk		x
Growth investing risk		x
High yield bond (junk bond) risk	x		x
Indexing risk	x	x	x
Interest rate risk	x	x	x
Investing in the European Union risk		x
Issuer-specific changes risk	x	x	x
Liquidity risk	x	x
Liquidity risk (Invesco Moderate Allocation)			x
Management risk	x	x	x

16                         Invesco Allocation Funds

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Market risk	x	x	x
Market trading risk	x	x	x
Mortgage- and asset-backed securities risk	x		x
Municipal securities risk	x		x
Non-correlation risk	x	x	x
Non-diversification risk	x	x	x
Preferred securities risk		x
Reinvestment risk	x		x
Small- and mid-capitalization risks		x
Subsidiary risk	x	x	x
TBA transactions risk	x		x
US government obligations risk	x	x	x
Value investing style risk		x
Volatility risk	x	x	x
When-issued and delayed delivery risks	x	x	x
Zero coupon or pay-in-kind securities risk	x	x	x

Principal risks defined

■	Active trading risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to mutual funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.

continued on page 18

17                         Invesco Allocation Funds

continued from page 17

The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. An underlying fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because an underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■

Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-

18                         Invesco Allocation Funds

traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities (which it has not done since such authority was granted to it in 1986, but has the right to do at any time), the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Indexing risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying continued on page 20

19                         Invesco Allocation Funds

continued from page 19

fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Liquidity risk (Invesco Moderate Allocation). An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and an underlying fund’s portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.
■	Mortgage- and asset-backed securities risk. Certain underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Non-correlation risk. An underlying fund’s return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when re-balancing an underlying fund’s securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to

20                         Invesco Allocation Funds

operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by an underlying fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing an underlying fund to further losses. Whether or not an underlying fund takes delivery of the securities at the termination date of a TBA transaction, an underlying fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
■	US government obligations risk. An underlying fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Value investing risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, an underlying fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in an underlying fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Custom Invesco Conservative Allocation Index, created by Invesco to serve as a benchmark for Invesco Conservative Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Custom Invesco Growth Allocation Index, created by Invesco to serve as a benchmark for Invesco Growth Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
■	The Custom Invesco Moderate Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderate Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

21                         Invesco Allocation Funds

Schedule of Investments

December 31, 2015

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–13.20%
Invesco Balanced-Risk Allocation Fund	6.01%	$22,066,459	$1,926,861	$(675,685)	$ (2,345,027)		$756,182	$648,435	2,017,069	$20,937,181
Invesco Balanced-Risk Commodity Strategy Fund(b)	3.98%	14,124,713	3,601,550	(1,359,696)	(2,238,447)		(278,344)	—	2,215,964	13,849,776
Invesco Global Markets Strategy Fund	3.21%	11,849,390	1,780,140	(1,802,541)	(598,256)		(30,485)	283,722	1,162,850	11,198,248
Total Asset Allocation Funds		48,040,562	7,308,551	(3,837,922)	(5,181,730)		447,353	932,157		45,985,205

Domestic Equity Funds–19.08%
Invesco American Franchise Fund(b)	1.99%	7,211,352	1,125,164	(1,545,728)	(268,958)		720,917	—	408,899	6,922,665
Invesco Charter Fund	2.98%	10,881,479	2,603,621	(1,199,586)	(1,886,478)		1,133,540	159,529	582,166	10,368,368
Invesco Comstock Fund	1.96%	7,381,114	1,766,149	(1,318,480)	(1,295,095)		842,678	129,655	314,401	6,809,923
Invesco Diversified Dividend Fund	3.91%	14,457,406	1,483,330	(1,861,439)	(855,270)		927,236	287,017	774,009	13,607,081
Invesco Endeavor Fund(b)	2.03%	7,611,283	1,778,635	(676,565)	(1,601,469)		818,922	—	418,908	7,079,537
Invesco Growth and Income Fund	2.60%	9,775,188	2,026,935	(1,769,766)	(1,078,209)		729,782	186,736	384,222	9,071,483
Invesco Small Cap Equity Fund(b)	1.70%	6,563,433	1,311,999	(1,386,996)	(544,249)		305,417	—	405,855	5,913,314
PowerShares Russell Top 200 Pure Growth Portfolio–ETF(c)	1.91%	6,852,216	834,655	(1,440,825)	(18,102)		422,846	78,128	193,900	6,650,790
Total Domestic Equity Funds		70,733,471	12,930,488	(11,199,385)	(7,547,830)		5,901,338	841,065		66,423,161

Fixed-Income Funds–54.85%
Invesco Core Plus Bond Fund	24.77%	90,222,076	7,668,824	(8,809,563)	(2,576,148)		(254,101)	3,393,118	8,206,574	86,251,088
Invesco Emerging Market Local Currency Debt Fund	3.22%	11,336,650	2,841,419	(633,299)	(1,711,832)		(99,236)	112,759	1,748,448	11,207,553
Invesco Floating Rate Fund	5.46%	19,773,285	2,159,198	(1,411,686)	(1,455,916)		(55,899)	1,043,483	2,662,322	19,008,982
Invesco High Yield Fund	4.87%	17,902,826	1,811,595	(1,216,929)	(1,455,991)		(65,249)	1,080,849	4,319,657	16,976,252
Invesco Premium Income Fund	4.00%	14,616,653	840,750	(798,150)	(700,269)		(20,849)	742,628	1,428,088	13,938,135
PowerShares 1-30 Laddered Treasury Portfolio–ETF	12.53%	46,351,360	5,673,689	(7,542,913)	(1,041,611)		182,133	955,023	1,353,900	43,622,658
Total Fixed-Income Funds		200,202,850	20,995,475	(20,412,540)	(8,941,767)		(313,201)	7,327,860		191,004,668

Foreign Equity Funds–10.73%
Invesco Developing Markets Fund	3.15%	11,071,648	3,659,614	(1,431,098)	(2,170,392)		(155,868)	171,617	449,382	10,973,904
Invesco International Growth Fund	3.69%	13,172,043	1,738,412	(1,696,068)	(463,164)		83,249	209,410	408,351	12,834,472
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	3.89%	14,022,500	3,059,746	(2,535,378)	(896,584)		(102,732)	405,057	372,800	13,547,552
Total Foreign Equity Funds		38,266,191	8,457,772	(5,662,544)	(3,530,140)		(175,351)	786,084		37,355,928

Real Estate Funds–1.95%
Invesco Global Real Estate Fund	1.95%	7,007,687	773,883	(760,221)	(226,835)		11,566	164,666	542,317	6,806,080

Money Market Funds–0.30%
Liquid Assets Portfolio–Institutional Class, 0.29%(f)	0.15%	1,617,548	14,135,641	(15,216,804)	—		—	877	536,385	536,385
Premier Portfolio–Institutional Class, 0.24%(f)	0.15%	1,617,547	14,135,641	(15,216,803)	—		—	554	536,385	536,385
Total Money Market Funds		3,235,095	28,271,282	(30,433,607)	—		—	1,431		1,072,770
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $340,303,613)	100.11%	$367,485,856	$78,737,451	$(72,306,219)	$(25,428,302	)(d)	$5,871,705 (e)	$10,053,263		$348,647,812
OTHER ASSETS LESS LIABILITIES	(0.11)%									(381,810)
NET ASSETS	100.00%									$348,266,002

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Effective May 26, 2015, PowerShares Fundamental Pure Large Growth Portfolio was renamed as PowerShares Russell Top 200 Pure Growth Portfolio.
(d)	Includes $526,149 of return of capital received from Invesco Emerging Markets Local Currency Debt Fund.
(e)	Includes $791,609, $320,082, $1,164,208, $566,443, $544,182, $851,269, $612,447 and $336,290 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco American Franchise Fund, Invesco Charter Fund, Invesco Comstock Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Growth and Income Fund and Invesco Small Cap Equity Fund, respectively.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2015

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.02%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–19.51%
Invesco Balanced-Risk Allocation Fund	8.07%	$94,798,026	$10,928,406	$(11,700,838)	$(9,477,540)	$2,982,420	$2,598,579	8,126,988	$84,358,134
Invesco Balanced-Risk Commodity Strategy Fund(b)	5.99%	68,358,284	16,255,414	(10,407,092)	(9,828,666)	(1,814,632)	—	10,010,129	62,563,308
Invesco Global Markets Strategy Fund	5.45%	64,627,406	10,639,091	(15,043,489)	(2,915,914)	(412,605)	1,433,760	5,908,047	56,894,489
Total Asset Allocation Funds		227,783,716	37,822,911	(37,151,419)	(22,222,120)	755,183	4,032,339		203,815,931

Domestic Equity Funds–42.69%
Invesco American Franchise Fund(b)	4.46%	51,576,489	4,283,627	(9,970,002)	(275,037)	3,134,673	—	2,752,899	46,606,573
Invesco Charter Fund	6.63%	77,881,594	12,247,130	(7,883,001)	(13,004,964)	7,715,243	1,059,295	3,886,890	69,225,515
Invesco Comstock Fund	4.39%	52,965,046	9,516,910	(9,532,340)	(9,552,755)	6,250,340	885,762	2,116,991	45,854,032
Invesco Diversified Dividend Fund	8.74%	103,618,075	7,609,215	(16,638,385)	(4,904,932)	5,204,234	1,952,564	5,191,036	91,258,419
Invesco Endeavor Fund(b)	4.58%	54,897,070	10,620,865	(6,544,643)	(11,005,529)	5,552,240	—	2,828,606	47,803,441
Invesco Growth and Income Fund	5.83%	69,889,285	10,744,079	(13,029,351)	(6,935,882)	4,347,680	1,267,909	2,580,485	60,925,247
Invesco Small Cap Equity Fund(b)	3.79%	47,131,546	6,925,712	(10,487,577)	(3,732,679)	2,014,825	—	2,718,698	39,611,427
PowerShares Russell Top 200 Pure Growth Portfolio–ETF(c)	4.27%	49,583,940	2,071,117	(9,610,185)	(65,813)	2,669,381	538,540	1,301,700	44,648,440
Total Domestic Equity Funds		507,543,045	64,018,655	(83,695,484)	(49,477,591)	36,888,616	5,704,070		445,933,094

Fixed-Income Funds–9.14%
Invesco Core Plus Bond Fund	3.06%	35,817,031	4,369,574	(7,154,343)	(1,043,516)	(10,874)	1,284,747	3,042,614	31,977,872
PowerShares 1-30 Laddered Treasury Portfolio–ETF	6.08%	72,075,048	10,833,578	(18,128,651)	(2,240,603)	1,017,800	1,420,141	1,972,600	63,557,172
Total Fixed-Income Funds		107,892,079	15,203,152	(25,282,994)	(3,284,119)	1,006,926	2,704,888		95,535,044

Foreign Equity Funds–24.03%
Invesco Developing Markets Fund	7.06%	79,563,179	20,946,886	(10,536,253)	(15,197,098)	(1,000,676)	1,147,548	3,021,132	73,776,038
Invesco International Growth Fund	8.26%	94,728,184	5,944,537	(11,590,932)	(3,628,599)	790,900	1,399,537	2,744,005	86,244,090
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	8.71%	101,092,350	14,548,810	(17,697,125)	(6,464,293)	(513,454)	2,773,608	2,503,200	90,966,288
Total Foreign Equity Funds		275,383,713	41,440,233	(39,824,310)	(25,289,990)	(723,230)	5,320,693		250,986,416

Real Estate Funds–4.39%
Invesco Global Real Estate Fund	4.39%	50,495,320	5,608,624	(8,717,419)	(1,691,464)	138,322	1,120,363	3,652,062	45,833,383

Money Market Funds–0.26%
Liquid Assets Portfolio–Institutional Class, 0.29%(e)	0.13%	1,651,536	42,635,574	(42,943,876)	—	—	1,888	1,343,234	1,343,234
Premier Portfolio–Institutional Class, 0.24%(e)	0.13%	1,651,536	42,635,575	(42,943,876)	—	—	1,244	1,343,235	1,343,235
Total Money Market Funds		3,303,072	85,271,149	(85,887,752)	—	—	3,132		2,686,469
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $965,078,951)	100.02%	$1,172,400,945	$249,364,724	$(280,559,378)	$(101,965,284)	$38,065,817 (d)	$18,885,485		$1,044,790,337
OTHER ASSETS LESS LIABILITIES	(0.02)%								(179,519)
NET ASSETS	100.00%								$1,044,610,818

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Effective May 26, 2015, PowerShares Fundamental Pure Large Growth Portfolio was renamed PowerShares Russell Top 200 Pure Growth Portfolio.
(d)	Includes $3,172,340, $2,143,177, $7,730,487, $3,793,169, $3,629,788, $5,716,562, $4,090,564 and $2,240,400 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco American Franchise Fund, Invesco Charter Fund, Invesco Comstock Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Growth and Income Fund and Invesco Small Cap Equity Fund, respectively.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2015

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–99.98%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/15	Value 12/31/15
Asset Allocation Funds–16.24%
Invesco Balanced-Risk Allocation Fund	7.03%	$65,064,029	$6,267,680	$(6,342,609)	$(6,549,193)		$2,081,619	$1,796,745	5,619,274	$58,328,063
Invesco Balanced-Risk Commodity Strategy Fund(b)	4.98%	44,760,903	10,334,600	(6,139,359)	(6,509,520)		(1,176,394)	—	6,603,237	41,270,230
Invesco Global Markets Strategy Fund	4.23%	39,675,305	6,050,427	(8,566,803)	(1,875,441)		(175,669)	884,729	3,645,672	35,107,819
Total Asset Allocation Funds		149,500,237	22,652,707	(21,048,771)	(14,934,154)		729,556	2,681,474		134,706,112

Domestic Equity Funds–31.78%
Invesco American Franchise Fund(b)	3.30%	30,138,352	3,212,291	(6,467,546)	(829,712)		2,585,870	—	1,617,259	27,380,193
Invesco Charter Fund	4.95%	45,889,394	7,653,835	(4,823,298)	(7,606,147)		4,511,365	628,028	2,304,433	41,041,950
Invesco Comstock Fund	3.27%	31,118,847	5,533,181	(5,354,460)	(5,542,717)		3,631,151	524,655	1,253,040	27,140,839
Invesco Diversified Dividend Fund	6.52%	61,023,238	4,222,749	(9,241,404)	(3,772,706)		4,018,287	1,158,990	3,077,270	54,098,409
Invesco Endeavor Fund(b)	3.39%	32,050,014	6,110,126	(3,476,000)	(6,441,073)		3,248,497	—	1,664,373	28,127,897
Invesco Growth and Income Fund	4.33%	41,175,613	6,462,835	(7,799,578)	(4,517,515)		3,039,951	750,796	1,522,564	35,947,748
Invesco Small Cap Equity Fund(b)	2.83%	27,731,781	4,079,322	(5,963,565)	(2,281,901)		1,270,200	—	1,613,338	23,506,332
PowerShares Russell Top 200 Pure Growth Portfolio–ETF(c)	3.19%	29,040,344	1,719,337	(5,917,768)	(117,480)		1,707,224	318,072	770,600	26,431,657
Total Domestic Equity Funds		298,167,583	38,993,676	(49,043,619)	(31,109,251)		24,012,545	3,380,541		263,675,025

Fixed-Income Funds–30.27%
Invesco Core Plus Bond Fund	11.16%	103,000,290	10,979,481	(18,314,697)	(2,162,315)		(900,139)	3,731,870	8,810,906	92,602,620
Invesco Emerging Market Local Currency Debt Fund	2.98%	26,531,464	6,414,185	(2,987,865)	(3,776,446)		(296,942)	247,499	3,852,460	24,694,269
Invesco Floating Rate Fund	3.06%	28,024,623	3,081,559	(3,732,167)	(1,929,827)		(95,143)	1,420,351	3,550,286	25,349,045
Invesco High Yield Fund	4.00%	37,062,382	3,591,682	(4,452,704)	(2,831,344)		(182,491)	2,154,047	8,444,663	33,187,525
PowerShares 1-30 Laddered Treasury Portfolio–ETF	9.07%	84,930,308	11,811,651	(20,004,070)	(2,097,469)		651,276	1,686,852	2,336,800	75,291,696
Total Fixed-Income Funds		279,549,067	35,878,558	(49,491,503)	(12,797,401)		(823,439)	9,240,619		251,125,155

Foreign Equity Funds–17.90%
Invesco Developing Markets Fund	5.26%	46,871,057	12,431,413	(6,056,302)	(8,921,082)		(630,951)	679,640	1,789,276	43,694,135
Invesco International Growth Fund	6.15%	55,716,338	4,307,771	(7,395,159)	(2,348,529)		733,910	827,842	1,623,109	51,014,331
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	6.49%	59,447,500	9,215,131	(10,761,801)	(3,687,873)		(389,783)	1,642,981	1,481,100	53,823,174
Total Foreign Equity Funds		162,034,895	25,954,315	(24,213,262)	(14,957,484)		(286,824)	3,150,463		148,531,640

Real Estate Funds–3.26%
Invesco Global Real Estate Fund	3.26%	29,749,746	3,233,787	(5,058,534)	(1,018,575)		123,525	662,301	2,153,781	27,029,949

Money Market Funds–0.53%
Liquid Assets Portfolio—Institutional Class, 0.29%(f)	0.27%	2,023,995	33,540,913	(33,373,216)	—		—	1,510	2,191,692	2,191,692
Premier Portfolio–Institutional Class, 0.24%(f)	0.26%	2,023,995	33,540,914	(33,373,217)	—		—	968	2,191,692	2,191,692
Total Money Market Funds		4,047,990	67,081,827	(66,746,433)	—		—	2,478		4,383,384
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $787,300,756)	99.98%	$923,049,518	$193,794,870	$(215,602,122)	$(74,816,865	)(d)	$23,755,363 (e)	$19,117,876		$829,451,265
OTHER ASSETS LESS LIABILITIES	0.02%									173,891
NET ASSETS	100.00%									$829,625,156

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded funds.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Effective May 26, 2015, PowerShares Fundamental Pure Large Growth Portfolio was renamed PowerShares Russell Top 200 Pure Growth Portfolio.
(d)	Includes $1,190,127 of return of capital received from Invesco Emerging Markets Local Currency Debt Fund.
(e)	Includes $2,193,463, $1,259,062, $4,583,199, $2,245,163, $2,151,755, $3,363,667, $ 2,413,558 and $1,329,505 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco American Franchise Fund, Invesco Charter Fund, Invesco Comstock Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Growth and Income Fund and Invesco Small Cap Equity Fund, respectively.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2015

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Assets:
Investments in affiliated underlying funds, at value	$348,647,812	$1,044,790,337	$829,451,265
Receivable for:
Fund shares sold	523,158	1,461,358	1,454,252
Dividends from affiliated underlying funds	199	713	662
Investment for trustee deferred compensation and retirement plans	81,433	184,068	129,656
Other assets	21,074	25,973	25,857
Total assets	349,273,676	1,046,462,449	831,061,692

Liabilities:
Payable for:
Fund shares reacquired	646,012	765,444	729,017
Accrued fees to affiliates	240,763	807,293	520,031
Accrued trustees’ and officer’s fees and benefits	211	362	265
Accrued operating expenses	29,161	69,337	37,935
Trustee deferred compensation and retirement plans	91,527	209,195	149,288
Total liabilities	1,007,674	1,851,631	1,436,536
Net assets applicable to shares outstanding	$348,266,002	$1,044,610,818	$829,625,156

Net assets consist of:
Shares of beneficial interest	$346,026,060	$1,087,260,452	$799,121,522
Undistributed net investment income	1,373,105	(20,371)	4,183,066
Undistributed net realized gain (loss)	(7,477,362)	(122,340,649)	(15,829,941)
Net unrealized appreciation	8,344,199	79,711,386	42,150,509
	$348,266,002	$1,044,610,818	$829,625,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2015

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Net Assets:
Class A	$246,517,955	$787,597,848	$607,468,836
Class B	$10,945,100	$54,640,762	$30,470,684
Class C	$73,617,299	$149,087,467	$141,889,952
Class R	$10,447,916	$24,381,854	$17,870,292
Class S	$2,226,205	$23,234,245	$27,124,038
Class Y	$4,498,281	$5,657,184	$4,788,380
Class R5	$13,246	$11,458	$12,974

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	23,045,391	60,161,566	51,330,983
Class B	1,035,677	4,215,022	2,593,043
Class C	6,952,634	11,492,658	12,082,374
Class R	980,306	1,866,910	1,513,321
Class S	207,863	1,776,685	2,292,900
Class Y	420,962	433,090	404,055
Class R5	1,233	872	1,091
Class A:
Net asset value per share	$10.70	$13.09	$11.83
Maximum offering price per share (Net asset value of ÷ 94.50%)	$11.32	$13.85	$12.52
Class B:
Net asset value and offering price per share	$10.57	$12.96	$11.75
Class C:
Net asset value and offering price per share	$10.59	$12.97	$11.74
Class R:
Net asset value and offering price per share	$10.66	$13.06	$11.81
Class S:
Net asset value and offering price per share	$10.71	$13.08	$11.83
Class Y:
Net asset value and offering price per share	$10.69	$13.06	$11.85
Class R5:
Net asset value and offering price per share	$10.74	$13.14	$11.89
Cost of Investments in affiliated issuers	$340,303,613	$965,078,951	$787,300,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Allocation Funds

Statement of Operations

For the year ended December 31, 2015

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$10,053,263	$18,885,485	$19,117,876
Other Income	5,747	12,279	8,627
Total investment income	10,059,010	18,897,764	19,126,503

Expenses:
Administrative services fees	114,019	288,349	234,631
Custodian fees	8,508	11,509	9,778
Distribution fees:
Class A	640,030	2,077,699	1,606,712
Class B	140,942	733,163	396,856
Class C	776,204	1,619,128	1,511,091
Class R	54,196	125,851	99,487
Class S	3,716	38,701	44,767
Transfer agent fees — A, B, C, R, S and Y	567,894	2,487,769	1,409,850
Transfer agent fees — R5	24	62	96
Trustees’ and officers’ fees and benefits	25,322	41,272	36,072
Other	217,781	297,046	248,998
Total expenses	2,548,636	7,720,549	5,598,338
Less: Expense offset arrangement(s)	(1,625)	(7,828)	(4,711)
Net expenses	2,547,011	7,712,721	5,593,627
Net investment income	7,511,999	11,185,043	13,532,876

Realized and unrealized gain (loss) from:
Net realized gain from:
Net realized gain on sales of affiliated underlying fund shares	685,175	5,549,330	4,215,991
Net realized gain from distributions of affiliated underlying fund shares	5,186,530	32,516,487	19,539,372
	5,871,705	38,065,817	23,755,363
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(25,428,302)	(101,965,284)	(74,816,865)
Net gain (loss) from affiliated underlying funds	(19,556,597)	(63,899,467)	(51,061,502)
Net increase (decrease) in net assets resulting from operations	$(12,044,598)	$(52,714,424)	$(37,528,626)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund
	2015	2014	2015	2014
Operations:
Net investment income	$7,511,999	$7,979,731	$11,185,043	$12,926,599
Net realized gain	5,871,705	8,436,983	38,065,817	54,927,846
Change in net unrealized appreciation (depreciation)	(25,428,302)	526,500	(101,965,284)	(19,614,457)
Net increase (decrease) in net assets resulting from operations	(12,044,598)	16,943,214	(52,714,424)	48,239,988

Distributions to shareholders from net investment income:
Class A	(6,742,578)	(6,465,578)	(12,346,545)	(14,857,772)
Class B	(242,674)	(337,494)	(408,633)	(922,817)
Class C	(1,457,594)	(1,329,564)	(1,085,963)	(1,655,374)
Class R	(261,117)	(231,484)	(312,236)	(377,240)
Class S	(66,316)	(68,915)	(391,210)	(527,256)
Class Y	(127,478)	(104,721)	(103,789)	(121,080)
Class R5	(639)	(941)	(228)	(8,311)
Total distributions from net investment income	(8,898,396)	(8,538,697)	(14,648,604)	(18,469,850)

Share transactions–net:
Class A	4,677,085	6,913,371	(12,517,751)	2,757,125
Class B	(5,609,263)	(6,307,687)	(33,523,507)	(33,873,938)
Class C	939,532	6,894,590	(10,031,047)	(1,377,221)
Class R	859,487	526,924	599,359	(697,324)
Class S	(161,423)	(412,981)	(3,626,463)	(4,413,534)
Class Y	893,453	37,378	(64,969)	1,402,067
Class R5	(12,438)	(20,268)	(361,345)	18,582
Net increase (decrease) in net assets resulting from share transactions	1,586,433	7,631,327	(59,525,723)	(36,184,243)
Net increase (decrease) in net assets	(19,356,561)	16,035,844	(126,888,751)	(6,414,105)

Net assets:
Beginning of year	367,622,563	351,586,719	1,171,499,569	1,177,913,674
End of year*	$348,266,002	$367,622,563	$1,044,610,818	$1,171,499,569
* Includes accumulated undistributed net investment income	$1,373,105	$2,135,440	$(20,371)	$435,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Allocation Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2015 and 2014

	Invesco Moderate Allocation Fund
	2015	2014
Operations:
Net investment income	$13,532,876	$15,308,757
Net realized gain	23,755,363	32,134,118
Change in net unrealized appreciation (depreciation)	(74,816,865)	(9,104,620)
Net increase (decrease) in net assets resulting from operations	(37,528,626)	38,338,255

Distributions to shareholders from net investment income:
Class A	(11,722,416)	(13,271,778)
Class B	(390,814)	(669,640)
Class C	(1,632,778)	(1,971,212)
Class R	(309,254)	(383,491)
Class S	(566,627)	(712,790)
Class Y	(123,120)	(149,884)
Class R5	(1,635)	(5,101)
Total distributions from net investment income	(14,746,644)	(17,163,896)

Share transactions–net:
Class A	(13,541,254)	16,563,581
Class B	(16,343,994)	(16,998,448)
Class C	(3,863,828)	3,733,323
Class R	(2,127,538)	(2,492,258)
Class S	(3,019,352)	(4,690,944)
Class Y	(1,716,293)	1,867,634
Class R5	(146,457)	(78,556)
Net increase (decrease) in net assets resulting from share transactions	(40,758,716)	(2,095,668)
Net increase (decrease) in net assets	(93,033,986)	19,078,691

Net assets:
Beginning of year	922,659,142	903,580,451
End of year*	$829,625,156	$922,659,142
* Includes accumulated undistributed net investment income	$4,183,066	$3,446,089

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The investment objectives of the Funds are: to provide total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

29                         Invesco Allocation Funds

Each Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

30                         Invesco Allocation Funds

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Funds allocate income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Conservative Allocation Fund and Invesco Moderate Allocation Fund generally declare and pay dividends from net investment income, if any, quarterly. Invesco Growth Allocation Fund generally declares and pays dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through June 30, 2016, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class S	Class Y	Class R5
Invesco Conservative Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.75%	2.25%	1.90%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%

31                         Invesco Allocation Funds

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of each Fund directly, but are fees and expenses, including management fees of the investment companies in which the Funds invest. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Funds and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S and Class R5 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class B	Class C
Invesco Conservative Allocation Fund	$103,730	$559	$4,459	$2,722
Invesco Growth Allocation Fund	299,064	8,692	15,329	9,933
Invesco Moderate Allocation Fund	225,581	8,205	9,946	10,188

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

32                         Invesco Allocation Funds

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$1,625
Invesco Growth Allocation Fund	7,828
Invesco Moderate Allocation Fund	4,711

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
	Ordinary Income	Ordinary Income
Invesco Conservative Allocation Fund	$8,898,396	$8,538,697
Invesco Growth Allocation Fund	14,648,604	18,469,850
Invesco Moderate Allocation Fund	14,746,644	17,163,896

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term gain	Net Unrealized Appreciation (Depreciation)- Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Invesco Conservative Allocation Fund	$1,467,495	$1,492,472	$(20,243)	$(94,390)	$(605,392)	$346,026,060	$348,266,002
Invesco Growth Allocation Fund	199,481	—	66,287,061	(219,852)	(108,916,324)	1,087,260,452	1,044,610,818
Invesco Moderate Allocation Fund	4,340,604	—	29,067,814	(157,538)	(2,747,246)	799,121,522	829,625,156

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have a capital loss carryforward as of December 31, 2015 which expires as follows:

	Invesco Conservative Allocation Fund			Invesco Growth Allocation Fund			Invesco Moderate Allocation Fund
Expiration*	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total
December 31, 2017	$—	$—	$—	$72,154,631	$—	$72,154,631	$—	$—	$—
December 31, 2018	605,392	—	605,392	36,761,693	—	36,761,693	2,747,246	—	2,747,246

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

33                         Invesco Allocation Funds

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2015*		At December 31, 2015
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Conservative Allocation Fund	$50,466,169	$41,872,612	$348,668,055	$15,738,291	$(15,758,534)	$(20,243)
Invesco Growth Allocation Fund	164,093,575	194,671,626	978,503,276	119,478,973	(53,191,912)	66,287,061
Invesco Moderate Allocation Fund	126,713,043	148,855,689	800,383,451	75,345,074	(46,277,260)	29,067,814

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2015. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Invesco Conservative Allocation Fund	$624,062	$(624,062)
Invesco Growth Allocation Fund	3,007,849	(3,007,849)
Invesco Moderate Allocation Fund	1,950,745	(1,950,745)

34                         Invesco Allocation Funds

NOTE 10—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	3,935,776	$44,164,937	4,247,570	$48,371,575
Class B	48,099	534,514	77,373	863,498
Class C	1,942,557	21,628,487	2,054,759	23,153,510
Class R	342,677	3,844,273	264,221	2,994,902
Class S	14,353	163,404	6,028	68,672
Class Y	232,574	2,614,537	184,377	2,093,033
Class R5	44	506	44	500

Issued as reinvestment of dividends:
Class A	573,368	6,289,432	534,235	6,041,984
Class B	21,453	232,485	27,708	309,261
Class C	126,289	1,367,300	112,474	1,256,736
Class R	23,920	261,117	20,513	231,062
Class S	6,029	66,316	6,083	68,915
Class Y	10,099	110,597	8,550	96,629
Class R5	8	89	21	236

Automatic conversion of Class B shares to Class A shares:
Class A	287,110	3,238,748	329,182	3,761,432
Class B	(290,800)	(3,238,748)	(333,497)	(3,761,432)

Reacquired:
Class A	(4,368,035)	(49,016,032)	(4,505,474)	(51,261,620)
Class B	(281,646)	(3,137,514)	(331,615)	(3,719,014)
Class C	(1,987,833)	(22,056,255)	(1,557,347)	(17,515,656)
Class R	(289,608)	(3,245,903)	(237,802)	(2,699,040)
Class S	(34,801)	(391,143)	(47,988)	(550,568)
Class Y	(163,352)	(1,831,681)	(190,229)	(2,152,284)
Class R5	(1,204)	(13,033)	(1,861)	(21,004)
Net increase in share activity	147,077	$1,586,433	667,325	$7,631,327

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	6,562,828	$90,717,917	7,201,794	$100,466,226
Class B	96,019	1,315,996	139,988	1,921,768
Class C	1,790,689	24,482,728	2,085,610	28,673,601
Class R	370,505	5,104,417	372,294	5,185,411
Class S	85,140	1,180,564	109,486	1,530,827
Class Y	123,906	1,714,171	213,175	2,985,897
Class R5	593	8,430	6,200	86,669

Issued as reinvestment of dividends:
Class A	912,010	11,992,939	1,053,875	14,469,695
Class B	30,891	402,510	66,695	905,713
Class C	81,154	1,058,252	118,463	1,609,921
Class R	23,793	312,169	27,556	377,235
Class S	29,772	391,210	38,458	527,256
Class Y	6,865	90,070	7,472	102,365
Class R5	—	—	584	8,050

Automatic conversion of Class B shares to Class A shares:
Class A	1,586,721	22,145,153	1,445,766	20,316,785
Class B	(1,608,681)	(22,145,153)	(1,466,789)	(20,316,785)

Reacquired:
Class A	(9,906,443)	(137,373,760)	(9,475,239)	(132,495,581)
Class B	(956,709)	(13,096,860)	(1,189,352)	(16,384,634)
Class C	(2,600,579)	(35,572,027)	(2,296,253)	(31,660,743)
Class R	(346,992)	(4,817,227)	(451,317)	(6,259,970)
Class S	(375,176)	(5,198,237)	(462,393)	(6,471,617)
Class Y	(135,244)	(1,869,210)	(120,514)	(1,686,195)
Class R5	(26,393)	(369,775)	(5,468)	(76,137)
Net increase (decrease) in share activity	(4,255,331)	$(59,525,723)	(2,579,909)	$(36,184,243)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	6,236,048	$77,470,511	7,840,472	$98,791,203
Class B	43,283	539,081	176,770	2,206,122
Class C	2,411,935	29,809,828	2,790,751	34,758,578
Class R	274,520	3,388,891	428,292	5,369,677
Class S	88,703	1,106,872	107,153	1,350,025
Class Y	146,140	1,817,575	419,065	5,316,276
Class R5	3,733	47,854	14,674	189,351

Issued as reinvestment of dividends:
Class A	919,671	11,178,739	1,002,545	12,556,506
Class B	31,583	380,112	50,540	627,355
Class C	129,721	1,555,516	150,209	1,861,934
Class R	25,231	305,884	29,824	372,553
Class S	46,557	566,089	56,832	712,064
Class Y	7,727	94,393	9,036	113,568
Class R5	108	1,387	379	4,776

Automatic conversion of Class B shares to Class A shares:
Class A	761,465	9,558,310	855,100	10,793,157
Class B	(767,331)	(9,558,310)	(861,777)	(10,793,157)

Reacquired:
Class A	(8,979,165)	(111,748,814)	(8,382,865)	(105,577,285)
Class B	(620,980)	(7,704,877)	(723,949)	(9,038,768)
Class C	(2,853,701)	(35,229,172)	(2,626,947)	(32,887,189)
Class R	(468,629)	(5,822,313)	(658,693)	(8,234,488)
Class S	(375,257)	(4,692,313)	(532,330)	(6,753,033)
Class Y	(295,120)	(3,628,261)	(281,733)	(3,562,210)
Class R5	(15,375)	(195,698)	(21,188)	(272,683)
Net increase (decrease) in share activity	(3,249,133)	$(40,758,716)	(157,840)	$(2,095,668)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37                         Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$11.34	$0.26	$(0.60)	$(0.34)	$(0.30)	$10.70	(3.07)%	$246,518	0.51	%(e)	0.51	%(e)	2.24	%(e)	12%
Year ended 12/31/14	11.08	0.27	0.28	0.55	(0.29)	11.34	5.01	256,587	0.50		0.50		2.40		7
Year ended 12/31/13	10.70	0.23	0.37	0.60	(0.22)	11.08	5.58	243,852	0.50		0.50		2.06		20
Year ended 12/31/12	9.95	0.27	0.85	1.12	(0.37)	10.70	11.28	228,512	0.46		0.49		2.55		9
Year ended 12/31/11	9.94	0.33	0.04	0.37	(0.36)	9.95	3.77	201,299	0.39		0.53		3.26		27
Class B
Year ended 12/31/15	11.21	0.17	(0.60)	(0.43)	(0.21)	10.57	(3.87)	10,945	1.26	(e)	1.26	(e)	1.49	(e)	12
Year ended 12/31/14	10.94	0.19	0.28	0.47	(0.20)	11.21	4.34	17,243	1.25		1.25		1.65		7
Year ended 12/31/13	10.60	0.14	0.37	0.51	(0.17)	10.94	4.83	22,965	1.25		1.25		1.31		20
Year ended 12/31/12	9.87	0.19	0.83	1.02	(0.29)	10.60	10.33	31,090	1.21		1.24		1.80		9
Year ended 12/31/11	9.88	0.25	0.05	0.30	(0.31)	9.87	3.06	34,832	1.14		1.28		2.51		27
Class C
Year ended 12/31/15	11.23	0.17	(0.60)	(0.43)	(0.21)	10.59	(3.86)	73,617	1.26	(e)	1.26	(e)	1.49	(e)	12
Year ended 12/31/14	10.96	0.19	0.28	0.47	(0.20)	11.23	4.34	77,159	1.25		1.25		1.65		7
Year ended 12/31/13	10.63	0.14	0.36	0.50	(0.17)	10.96	4.73	68,657	1.25		1.25		1.31		20
Year ended 12/31/12	9.89	0.19	0.84	1.03	(0.29)	10.63	10.41	62,919	1.21		1.24		1.80		9
Year ended 12/31/11	9.90	0.25	0.05	0.30	(0.31)	9.89	3.05	56,322	1.14		1.28		2.51		27
Class R
Year ended 12/31/15	11.30	0.23	(0.60)	(0.37)	(0.27)	10.66	(3.34)	10,448	0.76	(e)	0.76	(e)	1.99	(e)	12
Year ended 12/31/14	11.04	0.24	0.28	0.52	(0.26)	11.30	4.75	10,211	0.75		0.75		2.15		7
Year ended 12/31/13	10.67	0.20	0.37	0.57	(0.20)	11.04	5.36	9,453	0.75		0.75		1.81		20
Year ended 12/31/12	9.93	0.24	0.84	1.08	(0.34)	10.67	10.92	8,845	0.71		0.74		2.30		9
Year ended 12/31/11	9.92	0.30	0.05	0.35	(0.34)	9.93	3.60	8,197	0.64		0.78		3.01		27
Class S
Year ended 12/31/15	11.36	0.26	(0.60)	(0.34)	(0.31)	10.71	(3.05)	2,226	0.41	(e)	0.41	(e)	2.34	(e)	12
Year ended 12/31/14	11.09	0.29	0.28	0.57	(0.30)	11.36	5.20	2,525	0.40		0.40		2.50		7
Year ended 12/31/13	10.70	0.24	0.37	0.61	(0.22)	11.09	5.73	2,863	0.40		0.40		2.16		20
Year ended 12/31/12	9.96	0.28	0.84	1.12	(0.38)	10.70	11.27	2,864	0.36		0.39		2.65		9
Year ended 12/31/11(f)	10.09	0.19	(0.17)	0.02	(0.15)	9.96	0.24	2,560	0.29	(g)	0.43	(g)	3.36	(g)	27
Class Y
Year ended 12/31/15	11.33	0.28	(0.60)	(0.32)	(0.32)	10.69	(2.83)	4,498	0.26	(e)	0.26	(e)	2.49	(e)	12
Year ended 12/31/14	11.07	0.30	0.28	0.58	(0.32)	11.33	5.28	3,871	0.25		0.25		2.65		7
Year ended 12/31/13	10.67	0.25	0.38	0.63	(0.23)	11.07	5.91	3,751	0.25		0.25		2.31		20
Year ended 12/31/12	9.93	0.30	0.84	1.14	(0.40)	10.67	11.46	2,987	0.21		0.24		2.80		9
Year ended 12/31/11	9.92	0.35	0.04	0.39	(0.38)	9.93	3.94	1,173	0.14		0.28		3.51		27
Class R5
Year ended 12/31/15	11.40	0.29	(0.62)	(0.33)	(0.33)	10.74	(2.92)	13	0.20	(e)	0.20	(e)	2.55	(e)	12
Year ended 12/31/14	11.13	0.31	0.29	0.60	(0.33)	11.40	5.41	27	0.21		0.21		2.69		7
Year ended 12/31/13	10.73	0.26	0.37	0.63	(0.23)	11.13	5.92	47	0.20		0.20		2.36		20
Year ended 12/31/12	9.98	0.30	0.85	1.15	(0.40)	10.73	11.56	23	0.17		0.21		2.83		9
Year ended 12/31/11	9.96	0.35	0.05	0.40	(0.38)	9.98	4.03	77	0.14		0.21		3.51		27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.63%, 0.60%, 0.64% and 0.64% for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $226,619,088 and sold of $49,277,466 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $256,012, $14,094, $77,620, $10,839, $2,477, $4,234 and $24 for Class A, Class B, Class C, Class R, Class S, Class Y, and Class R5 shares, respectively.
(f)	Commencement date of June 3, 2011.
(g)	Annualized.

38                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$13.95	$0.16	$(0.81)	$(0.65)	$(0.21)	$13.09	(4.68)%	$787,598	0.53	%(e)	0.53	%(e)	1.15	%(e)	15%
Year ended 12/31/14	13.61	0.18	0.41	0.59	(0.25)	13.95	4.35	850,812	0.54		0.54		1.27		18
Year ended 12/31/13	11.98	0.14	1.70	1.84	(0.21)	13.61	15.37	827,241	0.51		0.51		1.03		39
Year ended 12/31/12	10.73	0.18	1.39	1.57	(0.32)	11.98	14.68	597,879	0.46		0.55		1.55		10
Year ended 12/31/11	11.10	0.17	(0.29)	(0.12)	(0.25)	10.73	(1.13)	556,456	0.40		0.58		1.58		28
Class B
Year ended 12/31/15	13.80	0.06	(0.80)	(0.74)	(0.10)	12.96	(5.40)	54,641	1.28	(e)	1.28	(e)	0.40	(e)	15
Year ended 12/31/14	13.46	0.07	0.41	0.48	(0.14)	13.80	3.56	91,798	1.29		1.29		0.52		18
Year ended 12/31/13	11.87	0.04	1.67	1.71	(0.12)	13.46	14.41	122,521	1.26		1.26		0.28		39
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	11.87	13.73	96,852	1.21		1.30		0.80		10
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	10.64	(1.79)	110,133	1.15		1.33		0.83		28
Class C
Year ended 12/31/15	13.81	0.06	(0.80)	(0.74)	(0.10)	12.97	(5.40)	149,087	1.28	(e)	1.28	(e)	0.40	(e)	15
Year ended 12/31/14	13.47	0.07	0.41	0.48	(0.14)	13.81	3.56	168,737	1.29		1.29		0.52		18
Year ended 12/31/13	11.87	0.04	1.68	1.72	(0.12)	13.47	14.50	165,853	1.26		1.26		0.28		39
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	11.87	13.73	131,069	1.21		1.30		0.80		10
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	10.64	(1.79)	124,789	1.15		1.33		0.83		28
Class R
Year ended 12/31/15	13.91	0.12	(0.80)	(0.68)	(0.17)	13.06	(4.89)	24,382	0.78	(e)	0.78	(e)	0.90	(e)	15
Year ended 12/31/14	13.57	0.14	0.41	0.55	(0.21)	13.91	4.09	25,309	0.79		0.79		1.02		18
Year ended 12/31/13	11.95	0.10	1.70	1.80	(0.18)	13.57	15.08	25,394	0.76		0.76		0.78		39
Year ended 12/31/12	10.71	0.15	1.38	1.53	(0.29)	11.95	14.32	22,751	0.71		0.80		1.30		10
Year ended 12/31/11	11.05	0.15	(0.29)	(0.14)	(0.20)	10.71	(1.32)	21,917	0.65		0.83		1.33		28
Class S
Year ended 12/31/15	13.93	0.17	(0.80)	(0.63)	(0.22)	13.08	(4.51)	23,234	0.43	(e)	0.43	(e)	1.25	(e)	15
Year ended 12/31/14	13.60	0.19	0.40	0.59	(0.26)	13.93	4.38	28,380	0.44		0.44		1.37		18
Year ended 12/31/13	11.97	0.15	1.70	1.85	(0.22)	13.60	15.49	31,974	0.41		0.41		1.13		39
Year ended 12/31/12	10.73	0.19	1.38	1.57	(0.33)	11.97	14.70	31,803	0.36		0.45		1.65		10
Year ended 12/31/11	11.10	0.19	(0.29)	(0.10)	(0.27)	10.73	(0.96)	30,420	0.30		0.48		1.68		28
Class Y
Year ended 12/31/15	13.92	0.19	(0.81)	(0.62)	(0.24)	13.06	(4.43)	5,657	0.28	(e)	0.28	(e)	1.40	(e)	15
Year ended 12/31/14	13.58	0.21	0.41	0.62	(0.28)	13.92	4.63	6,090	0.29		0.29		1.52		18
Year ended 12/31/13	11.96	0.17	1.69	1.86	(0.24)	13.58	15.56	4,584	0.26		0.26		1.28		39
Year ended 12/31/12	10.72	0.21	1.38	1.59	(0.35)	11.96	14.88	2,553	0.21		0.30		1.80		10
Year ended 12/31/11	11.10	0.20	(0.28)	(0.08)	(0.30)	10.72	(0.79)	2,585	0.15		0.33		1.83		28
Class R5
Year ended 12/31/15	14.00	0.22	(0.82)	(0.60)	(0.26)	13.14	(4.28)	11	0.16	(e)	0.16	(e)	1.52	(e)	15
Year ended 12/31/14	13.66	0.23	0.41	0.64	(0.30)	14.00	4.71	374	0.17		0.17		1.64		18
Year ended 12/31/13	12.02	0.18	1.71	1.89	(0.25)	13.66	15.75	346	0.16		0.16		1.38		39
Year ended 12/31/12	10.78	0.23	1.38	1.61	(0.37)	12.02	14.95	211	0.15		0.16		1.86		10
Year ended 12/31/11	11.17	0.21	(0.29)	(0.08)	(0.31)	10.78	(0.78)	43	0.13		0.13		1.85		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.69%, 0.69%, 0.74%, 0.78% and 0.78% for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $131,262,377 and sold of $75,210,289 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leaders Fund into the Fund. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $430,512,343 and sold of $117,636,196 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Moderate Growth Fund and Invesco Van Kampen Asset Allocation Growth Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $831,080, $73,316, $161,913, $25,170, $25,801, $5,913 and $62 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.

39                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$12.58	$0.21	$(0.73)	$(0.52)	$(0.23)	$11.83	(4.18)%	$607,469	0.47	%(e)	0.47	%(e)	1.68	%(e)	14%
Year ended 12/31/14	12.30	0.23	0.31	0.54	(0.26)	12.58	4.39	659,139	0.47		0.47		1.83		15
Year ended 12/31/13	11.32	0.19	1.01	1.20	(0.22)	12.30	10.61	628,036	0.46		0.46		1.61		23
Year ended 12/31/12	10.39	0.24	1.13	1.37	(0.44)	11.32	13.18	537,812	0.43		0.48		2.10		11
Year ended 12/31/11	10.50	0.24	(0.11)	0.13	(0.24)	10.39	1.26	481,483	0.37		0.51		2.30		26
Class B
Year ended 12/31/15	12.49	0.12	(0.72)	(0.60)	(0.14)	11.75	(4.86)	30,471	1.22	(e)	1.22	(e)	0.93	(e)	14
Year ended 12/31/14	12.21	0.13	0.31	0.44	(0.16)	12.49	3.62	48,796	1.22		1.22		1.08		15
Year ended 12/31/13	11.28	0.10	1.00	1.10	(0.17)	12.21	9.78	64,268	1.21		1.21		0.86		23
Year ended 12/31/12	10.35	0.15	1.13	1.28	(0.35)	11.28	12.37	80,029	1.18		1.23		1.35		11
Year ended 12/31/11	10.46	0.16	(0.10)	0.06	(0.17)	10.35	0.52	93,053	1.12		1.26		1.55		26
Class C
Year ended 12/31/15	12.48	0.12	(0.72)	(0.60)	(0.14)	11.74	(4.87)	141,890	1.22	(e)	1.22	(e)	0.93	(e)	14
Year ended 12/31/14	12.20	0.13	0.31	0.44	(0.16)	12.48	3.62	154,724	1.22		1.22		1.08		15
Year ended 12/31/13	11.27	0.10	1.00	1.10	(0.17)	12.20	9.79	147,372	1.21		1.21		0.86		23
Year ended 12/31/12	10.34	0.15	1.13	1.28	(0.35)	11.27	12.38	123,505	1.18		1.23		1.35		11
Year ended 12/31/11	10.46	0.16	(0.11)	0.05	(0.17)	10.34	0.42	115,040	1.12		1.26		1.55		26
Class R
Year ended 12/31/15	12.55	0.18	(0.72)	(0.54)	(0.20)	11.81	(4.35)	17,870	0.72	(e)	0.72	(e)	1.43	(e)	14
Year ended 12/31/14	12.27	0.20	0.30	0.50	(0.22)	12.55	4.13	21,117	0.72		0.72		1.58		15
Year ended 12/31/13	11.31	0.16	1.00	1.16	(0.20)	12.27	10.30	23,099	0.71		0.71		1.36		23
Year ended 12/31/12	10.38	0.21	1.13	1.34	(0.41)	11.31	12.91	20,557	0.68		0.73		1.85		11
Year ended 12/31/11	10.49	0.22	(0.11)	0.11	(0.22)	10.38	1.01	17,906	0.62		0.76		2.05		26
Class S
Year ended 12/31/15	12.58	0.22	(0.73)	(0.51)	(0.24)	11.83	(4.08)	27,124	0.37	(e)	0.37	(e)	1.78	(e)	14
Year ended 12/31/14	12.29	0.24	0.32	0.56	(0.27)	12.58	4.58	31,854	0.37		0.37		1.93		15
Year ended 12/31/13	11.31	0.20	1.00	1.20	(0.22)	12.29	10.68	35,661	0.36		0.36		1.71		23
Year ended 12/31/12	10.38	0.25	1.13	1.38	(0.45)	11.31	13.31	36,651	0.33		0.38		2.20		11
Year ended 12/31/11	10.49	0.25	(0.11)	0.14	(0.25)	10.38	1.35	35,229	0.27		0.41		2.40		26
Class Y
Year ended 12/31/15	12.60	0.24	(0.73)	(0.49)	(0.26)	11.85	(3.92)	4,788	0.22	(e)	0.22	(e)	1.93	(e)	14
Year ended 12/31/14	12.31	0.26	0.32	0.58	(0.29)	12.60	4.74	6,870	0.22		0.22		2.08		15
Year ended 12/31/13	11.32	0.22	1.00	1.22	(0.23)	12.31	10.84	4,912	0.21		0.21		1.86		23
Year ended 12/31/12	10.39	0.27	1.13	1.40	(0.47)	11.32	13.46	3,319	0.18		0.23		2.35		11
Year ended 12/31/11	10.50	0.27	(0.11)	0.16	(0.27)	10.39	1.49	1,851	0.12		0.26		2.55		26
Class R5
Year ended 12/31/15	12.62	0.26	(0.76)	(0.50)	(0.23)	11.89	(4.03)	13	0.16	(e)	0.16	(e)	1.99	(e)	14
Year ended 12/31/14	12.34	0.27	0.31	0.58	(0.30)	12.62	4.71	159	0.16		0.16		2.14		15
Year ended 12/31/13	11.35	0.23	1.00	1.23	(0.24)	12.34	10.84	232	0.17		0.17		1.90		23
Year ended 12/31/12	10.42	0.27	1.13	1.40	(0.47)	11.35	13.49	444	0.13		0.13		2.40		11
Year ended 12/31/11	10.53	0.27	(0.11)	0.16	(0.27)	10.42	1.50	1,110	0.10		0.10		2.57		26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.62%, 0.67%, 0.69%, 0.72% and 0.72% for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $218,592,415 and sold of $61,446,608 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Asset Allocation Moderate Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $642,685, $39,686, $151,109, $19,897, $29,845, $6,378 and $99 for Class A, Class B, Class C, Class R, Class S, Class Y Class R5 shares, respectively.

40                         Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (three of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

41                         Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, through December 31, 2015.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$966.70	$2.53	$1,022.63	$2.60	0.51%
B	1,000.00	962.40	6.23	1,018.85	6.41	1.26
C	1,000.00	962.50	6.23	1,018.85	6.41	1.26
R	1,000.00	965.30	3.76	1,021.37	3.87	0.76
S	1,000.00	966.40	2.03	1,023.14	2.09	0.41
Y	1,000.00	967.90	1.29	1,023.89	1.33	0.26
R5	1,000.00	966.60	0.99	1,024.20	1.02	0.20

42                         Invesco Allocation Funds

Invesco Growth Allocation Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$947.10	$2.60	$1,022.53	$2.70	0.53%
B	1,000.00	943.20	6.27	1,018.75	6.51	1.28
C	1,000.00	943.30	6.27	1,018.75	6.51	1.28
R	1,000.00	945.70	3.83	1,021.27	3.97	0.78
S	1,000.00	947.40	2.11	1,023.04	2.19	0.43
Y	1,000.00	948.20	1.37	1,023.79	1.43	0.28
R5	1,000.00	949.00	0.79	1,024.40	0.82	0.16

Invesco Moderate Allocation Fund

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$953.30	$2.26	$1,022.89	$2.35	0.46%
B	1,000.00	950.00	5.95	1,019.11	6.16	1.21
C	1,000.00	950.00	5.95	1,019.11	6.16	1.21
R	1,000.00	952.70	3.49	1,021.63	3.62	0.71
S	1,000.00	954.50	1.77	1,023.39	1.84	0.36
Y	1,000.00	955.30	1.03	1,024.15	1.07	0.21
R5	1,000.00	953.10	0.69	1,024.50	0.71	0.14

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2015, through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

43                         Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2015:

Federal and State Income Tax
	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Conservative Allocation Fund	37.15%	26.23%	7.94%
Invesco Growth Allocation Fund	83.84%	44.20%	3.19%
Invesco Moderate Allocation Fund	65.79%	51.56%	5.11%

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

44                         Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Allocation Funds

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-02699 and 002-57526 AAS-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders December 31, 2015

Invesco Convertible Securities Fund

Nasdaq:
A: CNSAX ■ B: CNSBX ■ C: CNSCX ■ Y: CNSDX ■ R5: CNSIX ■ R6: CNSFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
14 Financial Statements
16 Notes to Financial Statements
22 Financial Highlights
23 Auditor's Report
24 Fund Expenses
25 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Convertible Securities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Invesco Convertible Securities Fund (the Fund), at net asset value (NAV), underperformed The BofA Merrill Lynch All U.S. Convertibles Index, the Fund’s broad market/style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.02%
Class B Shares	-3.74
Class C Shares	-3.67
Class Y Shares	-2.78
Class R5 Shares	-2.75
Class R6 Shares	-2.66
The BofA Merrill Lynch All U.S. Convertibles Index▼ (Broad Market/Style-Specific Index)	-2.99
Lipper Convertible Securities Funds Index■ (Peer Group Index)	-3.90
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall of 2015, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    Convertible securities, as measured by The BofA Merrill Lynch All US Convertibles Index, rose steadily in the first half of the year, peaking in June, but then began a decline that accelerated with the market correction in August and September. The year ended with a sell-off in the credit markets, resulting in a return of -2.99% for the index in 2015, its weakest return since 2011. The performance of convertible securities was driven by poor returns from the underlying equities, particularly within the energy and materials sectors, as well as among intermediate and lower-grade issues, and small-cap issuers.

    The materials sector was The BofA Merrill Lynch All US Convertibles Index’s worst-performing sector during the reporting period, due primarily to the mining industry, which was hurt by higher production costs and falling metal prices. As such, the Fund’s outperformance in the sector relative to the broad market/style-specific benchmark was the result of the convertible bond issues that we owned, as well as the issues we avoided – many of which sustained double-digit losses for the year.

    Similarly, the energy sector suffered during the year as oil prices reached new

Portfolio Composition
By sector	% of total net assets

Information Technology	33.2%
Health Care	22.5
Financials	14.6
Consumer Discretionary	9.3
Industrials	4.3
Utilities	2.9
Consumer Staples	2.7
Materials	2.4
Telecommunication Services	2.2
Energy	2.0
Money Market Funds Plus Other Assets Less Liabilities	3.9

Top 10 Debt Issuers*
	% of total net assets

1.	salesforce.com, inc.	1.8%
2.	Jarden Corp.	1.7
3.	Tyson Foods, Inc.	1.4
4.	NXP Semiconductors N.V.	1.4
5.	Palo Alto Networks, Inc.	1.3
6.	Wright Medical Group, Inc.	1.3
7.	Illumina, Inc.	1.3
8.	Jazz Investments I Ltd.	1.3
9.	Euronet Worldwide, Inc.	1.2
10.	Micron Technology, Inc.	1.2

Total Net Assets	$2.1 billion

Total Number of Holdings*	146

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

4                         Invesco Convertible Securities Fund

multiyear lows, putting further pressure on energy issuers. Given the dislocation within the sector, the Fund’s underweight exposure in the energy sector relative to The BofA Merrill Lynch All US Convertibles Index had a positive impact on the Fund’s performance.

    Security selection in the information technology (IT) sector contributed to the Fund’s relative performance versus the broad market/style-specific benchmark. Palo Alto Networks, an enterprise security firm, was the Fund’s top contributor within the sector on a relative and absolute basis. The company gained market share in the cybersecurity market and reported strong sales and earnings during the year.

    Despite a positive absolute return, the health care sector was the largest detractor from the Fund’s performance relative to the broad market/style-specific benchmark. The health care sector was one of the stronger sectors within the market during the year, and the Fund’s underweight exposure to a number of top performing issues detracted from relative returns. In addition, exposure to assisted living operator Brookdale Senior Living was a key detractor from the Fund’s relative and absolute return. The firm reported occupancy rates that were lower than anticipated, and as a result, earnings results and future guidance came in below expectations.

    During the year, we increased our exposure to the IT, health care and telecommunication services sectors, and decreased our exposure to the industrials, utilities, materials and energy sectors. At year end, the Fund’s largest overweight positions relative to The BofA Merrill Lynch All US Convertibles Index were in health care and IT sectors, while the largest underweight positions were in the financials and energy sectors.

    US financial markets experienced continued volatility during the year as concerns about global economic growth, low oil prices and uncertainty regarding the Fed’s stance on interest rates weighed on investors. Given this market uncertainty, we seek to avoid issue-specific underperformers, and we continue to focus on companies with healthy balance sheets and reasonable valuations that can benefit in the current economic environment.

    Thank you for your continued investment in Invesco Convertible Securities Fund, and for sharing our commitment to a long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ellen Gold Portfolio Manager, is lead manager of Invesco Convertible Securities Fund. She joined Invesco in
2010. Ms. Gold earned a BBA from George Washington University and an MBA from New York University.

Ramez Nashed Portfolio Manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010.
Mr. Nashed earned a BA in finance from New Jersey City University and an MBA from Seton Hall University.

5                         Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The BofA Merrill Lynch All U.S. Convertibles Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.
■	The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	6.09%
10 Years	6.06
5 Years	4.66
1 Year	-8.36

Class B Shares
Inception (10/31/85)	7.50%
10 Years	6.03
5 Years	4.73
1 Year	-8.48

Class C Shares
Inception (7/28/97)	5.64%
10 Years	5.92
5 Years	5.13
1 Year	-4.61

Class Y Shares
Inception (7/28/97)	6.67%
10 Years	6.94
5 Years	6.12
1 Year	-2.78

Class R5 Shares
10 Years	6.83%
5 Years	6.17
1 Year	-2.75

Class R6 Shares
10 Years	6.79%
5 Years	6.10
1 Year	-2.66

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.85%, 1.61%, 1.49%, 0.61%, 0.54% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.86%, 1.62%, 1.50%, 0.62%, 0.55% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

continued on page 6

8                         Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2015

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–80.72%
Air Freight & Logistics–0.42%
Echo Global Logistics, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/01/2020	$10,000,000	$8,800,000

Aluminum–0.71%
RTI International Metals Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 10/15/2019	14,245,000	14,645,641

Application Software–5.96%
Bottomline Technologies de Inc., Sr. Unsec. Conv. Notes, 1.50%, 12/01/2017	9,500,000	10,735,000
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	22,865,000	24,980,013
Mentor Graphics Corp., Unsec. Sub. Conv. Deb., 4.00%, 04/01/2018(b)	3,950,000	4,135,156
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(b)(c)	6,629,000	6,409,414
salesforce.com, inc., Sr. Unsec. Conv. Notes, 0.25%, 04/01/2018	29,330,000	37,799,037
Synchronoss Technologies, Inc., Sr. Unsec. Conv. Notes, 0.75%, 08/15/2019	13,140,000	13,271,400
Verint Systems Inc., Sr. Unsec. Conv. Notes, 1.50%, 06/01/2021	14,000,000	13,195,000
Workday Inc., Sr. Unsec. Conv. Bonds, 0.75%, 07/15/2018	11,500,000	13,189,063
		123,714,083

Automobile Manufacturers–1.14%
Tesla Motors, Inc., Sr. Unsec. Conv. Notes, 0.25%, 03/01/2019	10,129,000	9,546,582
1.25%, 03/01/2021	15,260,000	14,058,275
		23,604,857

Biotechnology–4.07%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 0.75%, 10/15/2018	8,517,000	10,976,284
1.50%, 10/15/2020	4,497,000	6,031,601
Cepheid, Sr. Unsec. Conv. Bonds, 1.25%, 02/01/2021	20,500,000	18,309,062
Emergent BioSolutions Inc., Sr. Unsec. Conv. Bonds, 2.88%, 01/15/2021	7,587,000	10,474,802
Exelixis Inc., Sr. Unsec. Sub. Conv. Notes, 4.25%, 08/15/2019	4,000,000	4,710,000
Incyte Corp. Ltd., Sr. Unsec. Conv. Bonds, 0.38%, 11/15/2018	1,775,000	3,830,672
1.25%, 11/15/2020	1,775,000	3,873,938
Ionis Pharmaceuticals, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 11/15/2021	15,000,000	16,912,500

	Principal Amount	Value
Biotechnology–(continued)
Ironwood Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.25%, 06/15/2022(c)	$10,000,000	$9,362,500
		84,481,359

Broadcasting–1.04%
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/2023	21,825,000	21,483,984

Catalog Retail–0.62%
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.00%, 10/05/2016(b)(c)	14,835,000	12,823,003

Communications Equipment–3.18%
Brocade Communications Systems, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.38%, 01/01/2020(c)	20,500,000	19,731,250
Ciena Corp., Sr. Unsec. Conv. Notes, 3.75%, 10/15/2018(c)	4,000,000	4,980,000
InterDigital, Inc., Sr. Unsec. Conv. Notes, 1.50%, 03/01/2020(c)	3,500,000	3,366,562
Palo Alto Networks, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 07/01/2019(d)	16,695,000	27,818,044
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(b)	10,730,000	10,106,319
		66,002,175

Construction & Engineering–0.48%
Dycom Industries, Inc., Sr. Unsec. Conv. Notes, 0.75%, 09/15/2021(c)	10,000,000	9,926,070

Construction Machinery & Heavy Trucks–0.37%
Meritor Inc., Sr. Unsec. Gtd. Conv. Bonds, 7.88%, 12/01/2020(b)	6,414,000	7,680,765

Construction Materials–0.82%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Bonds, 3.72%, 03/15/2020	10,000,000	7,893,750
3.72%, 03/15/2020	11,500,000	9,077,813
		16,971,563

Consumer Finance–0.58%
PRA Group, Inc., Sr. Unsec. Conv. Bonds, 3.00%, 08/01/2020	14,060,000	11,951,000

Data Processing & Outsourced Services–1.97%
Cardtronics, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2020	15,897,000	14,833,888
Euronet Worldwide, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 10/01/2020(b)	21,900,000	25,965,188
		40,799,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Convertible Securities Fund

	Principal Amount	Value
Diversified REIT’s–0.68%
Spirit Realty Capital, Inc., Sr. Unsec. Conv. Notes, 3.75%, 05/15/2021	$9,865,000	$9,353,302
Sr. Unsec. Conv. Notes, 2.88%, 05/15/2019	5,000,000	4,787,525
		14,140,827

Electric Utilities–1.33%
Exelon Corp., Jr. Unsec. Sub. Conv. Investment Units, 6.50%, 06/01/2017	250,101	10,121,587
NextEra Energy, Inc., Conv. Investment Units, 6.37%, 11/01/2019	330,000	17,433,900
		27,555,487

Electrical Components & Equipment–0.37%
SolarCity Corp., Sr. Unsec. Conv. Bonds, 1.63%, 11/01/2019	9,500,000	7,718,750

Electronic Components–0.29%
InvenSense, Inc., Sr. Unsec. Conv. Bonds, 1.75%, 11/01/2018	6,295,000	5,897,628

Electronic Manufacturing Services–0.26%
TTM Technologies, Inc., Sr. unsec. Conv. Notes, 1.75%, 12/15/2020	6,000,000	5,437,500

Gas Utilities–0.22%
Laclede Group, Inc. (The), Conv. Investment Units, 6.75%, 04/01/2017	82,500	4,577,100

Gold–0.26%
Royal Gold Inc., Sr. Unsec. Conv. Notes, 2.88%, 06/15/2019	5,926,000	5,407,475

Health Care Distributors–0.25%
Aceto Corp., Sr. Unsec. Conv. Notes, 2.00%, 11/01/2020(c)	5,000,000	5,090,625

Health Care Equipment–4.50%
HeartWare International, Inc., Sr. Unsec. Conv. Notes, 1.75%, 12/15/2021(c)	9,000,000	7,734,375
Hologic Inc., Series 2010, Sr. Unsec. Conv. Notes, 2.00%, 12/15/2016(b)(e)	6,500,000	11,017,500
Series 2012, Sr. Unsec. Conv. Notes, 2.00%, 03/01/2018(b)(e)	6,400,000	8,568,000
Insulet Corp., Sr. Unsec. Conv. Notes, 2.00%, 06/15/2019	13,133,000	13,633,696
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/2017	8,500,000	11,639,688
Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/2017	6,300,000	13,474,125
Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 02/15/2020(c)	26,300,000	27,335,562
		93,402,946

	Principal Amount	Value
Health Care Facilities–1.79%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	$17,750,000	$17,738,906
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(b)	17,868,000	19,342,110
		37,081,016

Health Care Supplies–0.36%
Spectranetics Corp. (The), Sr. Unsec. Conv. Notes, 2.63%, 06/05/2021(b)	9,773,000	7,403,048

Health Care Technology–1.32%
Allscripts Healthcare Solutions, Inc., Sr. Unsec. Conv. Bonds, 1.25%, 07/01/2020	17,580,000	18,876,525
Medidata Solutions, Inc., Sr. Unsec. Conv. Notes, 1.00%, 08/01/2018	7,837,000	8,586,413
		27,462,938

Home Entertainment Software–0.90%
Electronic Arts Inc., Sr. Unsec. Conv. Notes, 0.75%, 07/15/2016	6,175,000	13,361,156
Take-Two Interactive Software, Inc., Sr. Unsec. Conv. Notes, 1.00%, 07/01/2018	3,200,000	5,336,000
		18,697,156

Homebuilding–0.57%
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Conv. Notes, 0.50%, 12/15/2017(b)	11,862,000	11,899,069

Homefurnishing Retail–0.79%
Restoration Hardware Holdings Inc., Sr. Unsec. Conv. Notes, 0.00%, 06/15/2019(c)(d)	17,755,000	16,445,569

Housewares & Specialties–1.67%
Jarden Corp., Sr. Unsec. Gtd. Sub. Conv. Bonds, 1.13%, 03/15/2024(b)	4,000,000	4,927,500
1.88%, 09/15/2018	16,300,000	29,716,937
		34,644,437

Industrial Machinery–1.13%
Stanley Black & Decker, Inc., Conv. Investment Units, 6.25%, 11/17/2016	201,433	23,525,360

Infrastructure–0.82%
Macquarie Infrastructure Co. LLC, Sr. Unsec. Conv. Notes, 2.88%, 07/15/2019	15,055,000	16,908,647

Internet Retail–1.40%
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Notes, 1.00%, 07/01/2018(b)(c)	6,500,000	7,267,813
Priceline Group Inc. (The), Sr. Unsec. Conv. Bonds, 0.35%, 06/15/2020	18,300,000	21,857,062
		29,124,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Convertible Securities Fund

	Principal Amount	Value
Internet Software & Services–5.88%
Akamai Technologies, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 02/15/2019(d)	$18,130,000	$17,416,222
Cornerstone OnDemand, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 07/01/2018	16,206,000	15,983,168
LinkedIn Corp., Sr. Unsec. Conv. Bonds, 0.50%, 11/01/2019	20,775,000	21,891,656
Twitter, Inc., Sr. unsec. Conv. Bonds, 1.00%, 09/15/2021	22,305,000	18,750,141
Web.com Group Inc., Sr. Unsec. Conv. Notes, 1.00%, 08/15/2018	13,595,000	12,762,306
WebMD Health Corp., Unsec. Conv. Bonds, 1.50%, 12/01/2020	12,000,000	13,462,500
Yahoo! Inc., Sr. Unsec. Conv. Bonds, 0.00%, 12/01/2018(d)	22,230,000	21,729,825
		121,995,818

Investment Banking & Brokerage–0.87%
Cowen Group, Inc., Sr. Unsec. Conv. Notes, 3.00%, 03/15/2019	11,300,000	10,911,563
FXCM, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 06/15/2018	10,081,000	7,107,105
		18,018,668

Life Sciences Tools & Services–1.54%
Fluidigm Corp., Sr. Unsec. Conv. Notes, 2.75%, 02/06/2021(b)	8,500,000	5,344,375
Illumina, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 06/15/2019(d)	6,120,000	6,682,275
0.50%, 06/15/2021	17,080,000	19,994,275
		32,020,925

Managed Health Care–0.95%
Molina Healthcare, Inc., Sr. Unsec. Conv. Notes, 1.63%, 08/19/2018(b)	16,300,000	19,651,687

Mortgage REIT’s–2.17%
Blackstone Mortgage Trust, Inc., Sr. Unsec. Conv. Notes, 5.25%, 12/01/2018	8,711,000	8,885,220
Colony Capital, Inc., Sr. Unsec. Conv. Notes, 3.88%, 01/15/2021	16,567,000	15,500,499
iStar Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/2016(c)	9,770,000	9,501,325
Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.55%, 03/01/2018	10,800,000	11,036,250
		44,923,294

Movies & Entertainment–0.94%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	19,081,000	19,498,397

	Principal Amount	Value
Multi-Utilities–1.34%
Dominion Resources, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.38%, 07/01/2017(f)	$332,932	$16,007,371
Series B, Jr. Unsec. Sub. Conv. Investment Units, 6.00%, 07/01/2016	219,700	11,791,299
		27,798,670

Office REIT’s–0.82%
SL Green Operating Partnership L.P., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 10/15/2017(c)	11,958,000	17,092,466

Oil & Gas Exploration & Production–1.43%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 3.13%, 05/15/2024	24,000,000	12,780,000
Whiting Petroleum Corp., Sr. Unsec. Gtd. Conv. Notes, 1.25%, 04/01/2020(c)	24,500,000	16,782,500
		29,562,500

Oil & Gas Storage & Transportation–0.52%
Scorpio Tankers Inc. (Monaco), Sr. Unsec. Conv. Notes, 2.38%, 07/01/2019(c)	11,649,000	10,826,289

Packaged Foods & Meats–1.67%
Post Holdings, Inc., Conv. Amortizing Notes, 5.25%, 06/01/2017	50,000	5,862,750
Tyson Foods, Inc., Sr. Unsec. Conv. Amortizing Notes, 4.75%, 07/15/2017	474,757	28,808,255
		34,671,005

Pharmaceuticals–3.39%
Horizon Pharma Investment Ltd., Sr. Unsec. Gtd. Conv. Notes, 2.50%, 03/15/2022(c)	10,000,000	10,006,250
Impax Laboratories, Inc., Sr. Unsec. Conv. Notes, 2.00%, 06/15/2022(c)	12,500,000	12,312,500
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	24,720,000	25,986,900
Medicines Co. (The), Sr. Unsec. Conv. Notes, 2.50%, 01/15/2022(c)	16,000,000	20,360,000
Pernix Therapeutics Holdings Inc., Sr. Unsec. Conv. Notes, 4.25%, 04/01/2021(c)	3,000,000	1,745,625
		70,411,275

Property & Casualty Insurance–0.45%
AmTrust Financial Services, Inc., Sr. Unsec. Conv. Notes, 2.75%, 12/15/2024(b)	10,000,000	9,343,750

Research & Consulting Services–0.34%
Huron Consulting Group Inc., Sr. Unsec. Conv. Notes, 1.25%, 10/01/2019	7,150,000	7,109,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Convertible Securities Fund

	Principal Amount	Value
Semiconductor Equipment–0.58%
Lam Research Corp., Series A, Sr. Unsec. Conv. Notes, 0.50%, 05/15/2016	$9,200,000	$11,994,500

Semiconductors–7.85%
Inphi Corp., Sr. Unsec. Conv. Notes, 1.13%, 12/01/2020(c)	4,000,000	3,825,000
Integrated Device Technology, Inc., Sr. Unsec. Conv. Notes, 0.88%, 11/15/2022(c)	20,500,000	21,204,688
Intel Corp., Jr. Unsec. Sub. Conv. Deb., 3.25%, 08/01/2039	9,440,000	15,717,647
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2025(c)	23,982,000	23,952,022
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(b)	30,500,000	25,505,625
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018	8,852,000	14,788,373
NXP Semiconductors N.V. (Netherlands), Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2019	25,700,000	28,286,062
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.00%, 12/01/2020(c)	18,400,000	17,227,000
Series B, Sr. Unsec. Gtd. Sub. Conv. Notes, 2.63%, 12/15/2016(b)	3,720,000	4,161,750
SunPower Corp., Sr. Unsec. Conv. Notes, 0.88%, 06/01/2021	5,300,000	4,630,875
4.00%, 01/15/2023(c)	3,000,000	3,611,250
		162,910,292

Specialty Chemicals–0.53%
RPM International Inc., Sr. Unsec. Conv. Notes, 2.25%, 12/15/2020	9,526,000	10,889,409

Specialty Stores–0.12%
GNC Holdings, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 08/15/2020(c)	3,160,000	2,545,775

Systems Software–4.08%
FireEye, Inc., Series A, Sr. Unsec. Conv. Notes, 1.00%, 06/01/2020(b)(c)	13,100,000	11,208,687
Series B, Sr. Unsec. Conv. Notes, 1.63%, 06/01/2022(b)(c)	8,400,000	6,777,750
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	14,510,000	14,364,900
Proofpoint, Inc., Sr. Unsec. Conv. Notes, 0.75%, 06/15/2020(c)	16,375,000	17,203,984
Red Hat, Inc., Sr. Unsec. Conv. Bonds, 0.25%, 10/01/2019	8,075,000	10,553,016
ServiceNow, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 11/01/2018(d)	19,062,000	24,554,239
		84,662,576

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–2.22%
Electronics for Imaging, Inc., Sr. Unsec. Conv. Bonds, 0.75%, 09/01/2019	$20,400,000	$21,777,000
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/2020	20,362,000	21,176,480
Sr. Unsec. Conv. Notes, 1.50%, 08/15/2017	2,000,000	3,146,250
		46,099,730

Thrifts & Mortgage Finance–1.43%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	8,000,000	11,160,000
5.00%, 05/01/2017	12,864,000	13,298,160
Walter Investment Management Corp., Sr. Unsec. Sub. Conv. Notes, 4.50%, 11/01/2019	8,000,000	5,170,000
		29,628,160

Tobacco–0.98%
Vector Group Ltd., Sr. Unsec. Conv. Notes, 1.75%, 04/15/2020	17,685,000	20,304,591

Trading Companies & Distributors–0.35%
Air Lease Corp., Sr. Unsec. Conv. Notes, 3.88%, 12/01/2018	5,379,000	7,342,335
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,645,729,245)		1,674,605,922

	Shares
Preferred Stocks–15.41%
Aluminum–0.08%
Alcoa Inc., Series 1, $2.69 Conv. Pfd.	50,000	1,665,500

Asset Management & Custody Banks–0.86%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	315,200	17,769,400

Automobile Manufacturers–1.00%
Fiat Chrysler Automobiles N.V. (United Kingdom), $7.88 Unsec. Sub. Conv. Euro Pfd.	17,780,000	20,702,587

Diversified Banks–3.01%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	26,800	29,299,636
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	28,500	33,088,500
		62,388,136

Health Care Facilities–0.79%
Amsurg Corp., Series A-1, $5.25 Conv. Pfd.	114,796	16,482,410

Integrated Telecommunication Services–1.04%
Frontier Communications Corp., Series A, $11.13 Conv. Pfd.	236,100	21,622,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Convertible Securities Fund

	Shares	Value
Managed Health Care–1.03%
Anthem Inc., $2.63 Conv. Pfd.	466,000	$21,459,300

Oil & Gas Exploration & Production–0.09%
Southwestern Energy Co., Series B, $3.13 Conv Pfd.	95,500	1,771,525

Pharmaceuticals–2.54%
Allergan PLC, Series A, $55.00 Conv. Pfd.	33,800	34,820,084
Teva Pharmaceutical Industries Ltd. (Israel), $70.00 Conv. Pfd.	17,500	17,933,125
		52,753,209

Regional Banks–0.61%
KeyCorp, Series A, $7.75 Conv. Pfd.	18,000	2,386,800
Wintrust Financial Corp., Series C, $50.00 Conv. Pfd.	8,173	10,228,509
		12,615,309

Reinsurance–0.39%
Maiden Holdings Ltd., Series B, $3.63 Conv. Pfd.	155,348	8,135,575

Specialized REIT’s–2.78%
American Tower Corp., Series A, $5.25 Conv. Pfd.	130,744	13,369,882

	Shares	Value
Specialized REIT’s–(continued)
American Tower Corp., Series B $5.50 Conv. Pfd.	154,300	$15,584,300
Crown Castle International Corp., Series A, $4.50 Conv. Pfd.	269,770	28,808,738
		57,762,920

Wireless Telecommunication Services–1.19%
T-Mobile US, Inc., Series A, $2.75 Conv. Pfd.	363,400	24,605,814
Total Preferred Stocks (Cost $307,379,056)		319,733,723

Money Market Funds–4.02%
Liquid Assets Portfolio–Institutional Class, 0.29%(g)	41,695,446	41,695,446
Premier Portfolio–Institutional Class, 0.24%(g)	41,695,446	41,695,446
Total Money Market Funds (Cost $83,390,892)		83,390,892
TOTAL INVESTMENTS–100.15% (Cost $2,036,499,193)		2,077,730,537
OTHER ASSETS LESS LIABILITIES–(0.15)%		(3,141,750)
NET ASSETS–100.00%		$2,074,588,787

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $336,655,854, which represented 16.23% of the Fund’s Net Assets.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Each corporate unit consists of purchase contract for the issuer’s common stock & 1/20th undivided beneficial ownership interest in the issuer’s Series A, 1.50% subordinated notes due 2020.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (Cost $1,953,108,301)	$1,994,339,645
Investments in affiliated money market funds, at value and cost	83,390,892
Total investments, at value (Cost $2,036,499,193)	2,077,730,537
Receivable for:
Fund shares sold	6,929,894
Dividends and interest	7,240,428
Investment for trustee deferred compensation and retirement plans	99,933
Other assets	92,658
Total assets	2,092,093,450

Liabilities:
Payable for:
Fund shares reacquired	16,241,747
Amount due custodian	33,940
Accrued fees to affiliates	980,714
Accrued trustees’ and officers’ fees and benefits	311
Accrued other operating expenses	65,360
Trustee deferred compensation and retirement plans	182,591
Total liabilities	17,504,663
Net assets applicable to shares outstanding	$2,074,588,787

Net assets consist of:
Shares of beneficial interest	$2,013,051,714
Undistributed net investment income	31,164,407
Undistributed net realized gain (loss)	(10,858,678)
Net unrealized appreciation	41,231,344
$2,074,588,787

Net Assets:
Class A	$755,533,939
Class B	$3,172,002
Class C	$187,743,124
Class Y	$1,107,496,644
Class R5	$3,912,195
Class R6	$16,730,883

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	33,395,600
Class B	139,817
Class C	8,336,671
Class Y	48,898,417
Class R5	172,842
Class R6	739,039
Class A:
Net asset value per share	$22.62
Maximum offering price per share
(Net asset value of $22.62 ÷ 94.50%)	$23.94
Class B:
Net asset value and offering price per share	$22.69
Class C:
Net asset value and offering price per share	$22.52
Class Y:
Net asset value and offering price per share	$22.65
Class R5:
Net asset value and offering price per share	$22.63
Class R6:
Net asset value and offering price per share	$22.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Interest	$32,299,243
Dividends	15,860,841
Dividends from affiliated money market funds	126,155
Total investment income	48,286,239

Expenses:
Advisory fees	10,165,800
Administrative services fees	470,690
Custodian fees	60,221
Distribution fees:
Class A	2,165,118
Class B	43,952
Class C	1,985,117
Transfer agent fees — A, B, C and Y	2,934,621
Transfer agent fees — R5	4,028
Transfer agent fees — R6	621
Trustees’ and officers’ fees and benefits	64,035
Other	547,764
Total expenses	18,441,967
Less: Fees waived and expense offset arrangement(s)	(178,658)
Net expenses	18,263,309
Net investment income	30,022,930

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	34,820,382
Change in net unrealized appreciation (depreciation) of investment securities	(132,230,071)
Net realized and unrealized gain (loss)	(97,409,689)
Net increase (decrease) in net assets resulting from operations	$(67,386,759)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$30,022,930	$31,699,176
Net realized gain	34,820,382	68,489,786
Change in net unrealized appreciation (depreciation)	(132,230,071)	(29,402,794)
Net increase (decrease) in net assets resulting from operations	(67,386,759)	70,786,168

Distributions to shareholders from net investment income:
Class A	(20,544,118)	(21,623,593)
Class B	(66,595)	(85,043)
Class C	(3,604,571)	(3,066,223)
Class Y	(30,148,724)	(25,721,876)
Class R5	(117,019)	(141,198)
Class R6	(466,253)	(208,270)
Total distributions from net investment income	(54,947,280)	(50,846,203)

Distributions to shareholders from net realized gains:
Class A	—	(29,129,632)
Class B	—	(168,094)
Class C	—	(6,890,239)
Class Y	—	(30,581,014)
Class R5	—	(217,675)
Class R6	—	(482,852)
Total distributions from net realized gains	—	(67,469,506)

Share transactions–net:
Class A	(181,321,645)	59,208,695
Class B	(2,313,136)	(1,499,592)
Class C	(33,418,349)	63,949,697
Class Y	130,423,223	350,985,169
Class R5	(2,488,774)	2,168,066
Class R6	1,054,709	17,313,231
Net increase (decrease) in net assets resulting from share transactions	(88,063,972)	492,125,266
Net increase (decrease) in net assets	(210,398,011)	444,595,725

Net assets:
Beginning of year	2,284,986,798	1,840,391,073
End of year (includes undistributed net investment income of $31,164,407 and $17,318,840, respectively)	$2,074,588,787	$2,284,986,798

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

16                         Invesco Convertible Securities Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

17                         Invesco Convertible Securities Fund

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $750 million	0.52%
Next $250 million	0.47%
Next $500 million	0.42%
Next $500 million	0.395%
Next $1 billion	0.37%
Over $3 billion	0.345%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of

18                         Invesco Convertible Securities Fund

average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $176,580.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended December 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $92,413 in front-end sales commissions from the sale of Class A shares and $44,044, $3,810 and $20,830 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$336,490,993	$66,633,622	$—	$403,124,615
Corporate Debt Securities	107,687,772	1,566,918,150	—	1,674,605,922
Total Investments	$444,178,765	$1,633,551,772	$—	$2,077,730,537

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,078.

19                         Invesco Convertible Securities Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$54,947,280	$56,582,247
Long-term capital gain		61,733,462
Total distributions	$54,947,280	$118,315,709

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$54,571,039
Net unrealized appreciation — investments	17,758,546
Temporary book/tax differences	(188,822)
Capital loss carryforward	(10,603,690)
Shares of beneficial interest	2,013,051,714
Total net assets	$2,074,588,787

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, bond premium amortization and convertible preferred debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$10,603,690	$—	$10,603,690

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

20                         Invesco Convertible Securities Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $962,006,698 and $1,067,441,705, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$124,142,881
Aggregate unrealized (depreciation) of investment securities	(106,384,335)
Net unrealized appreciation of investment securities	$17,758,546

Cost of investments for tax purposes is $2,059,971,991.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred debt instruments and bond premium amortization, on December 31, 2015, undistributed net investment income was increased by $38,769,917, undistributed net realized gain (loss) was decreased by $38,770,903 and shares of beneficial interest was increased by $986. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	7,390,470	$178,038,131	19,914,111	$495,629,049
Class B	1,511	36,758	27,238	679,032
Class C	1,068,704	25,494,440	3,726,131	92,040,371
Class Y	35,584,207	841,936,313	36,586,736	909,226,631
Class R5	33,187	796,173	246,200	6,178,233
Class R6	36,821	866,974	667,481	16,738,136

Issued as reinvestment of dividends:
Class A	732,141	17,477,850	1,943,409	46,641,230
Class B	2,433	58,380	9,744	233,924
Class C	122,934	2,938,478	393,190	9,329,115
Class Y	756,490	18,088,679	1,866,921	44,803,217
Class R5	1,652	39,897	13,659	326,531
Class R6	19,562	465,940	29,022	690,483

Automatic conversion of Class B shares to Class A shares:
Class A	33,314	801,380	42,304	1,052,390
Class B	(33,236)	(801,380)	(42,217)	(1,052,390)

Reacquired:
Class A	(15,814,157)	(377,639,006)	(19,587,595)	(484,113,974)
Class B	(66,454)	(1,606,894)	(54,938)	(1,360,158)
Class C	(2,616,251)	(61,851,267)	(1,521,259)	(37,419,789)
Class Y	(31,087,402)	(729,601,769)	(24,554,095)	(603,044,679)
Class R5	(138,855)	(3,324,844)	(180,741)	(4,336,698)
Class R6	(11,820)	(278,205)	(4,654)	(115,388)
Net increase (decrease) in share activity	(3,984,749)	$(88,063,972)	19,520,647	$492,125,266

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/15	$23.88	$0.30		$(1.00)	$(0.70)	$(0.56)	$—	$(0.56)	$22.62	(3.02)%	$755,534	0.86	%(d)(e)	0.87	%(d)(e)	1.26	%(d)(e)	45%
Year ended 12/31/14	24.17	0.32		0.63	0.95	(0.52)	(0.72)	(1.24)	23.88	3.95	980,513	0.84	(f)	0.85	(f)	1.29	(f)	56
Year ended 12/31/13	20.88	0.55	(g)	3.84	4.39	(0.53)	(0.57)	(1.10)	24.17	21.31	936,425	0.88	(h)	0.89	(h)	2.40	(g)(h)	45
Year ended 12/31/12	18.78	0.48		2.08	2.56	(0.46)	—	(0.46)	20.88	13.74	538,962	0.93	(i)	0.94	(i)	2.41	(i)	58
Year ended 12/31/11	20.05	0.46		(1.34)	(0.88)	(0.39)	—	(0.39)	18.78	(4.46)	518,426	0.97		0.98		2.37		38
Class B
Year ended 12/31/15	23.95	0.12		(1.00)	(0.88)	(0.38)	—	(0.38)	22.69	(3.74)	3,172	1.62	(d)(e)	1.63	(d)(e)	0.50	(d)(e)	45
Year ended 12/31/14	24.24	0.13		0.63	0.76	(0.33)	(0.72)	(1.05)	23.95	3.16	5,642	1.60	(f)	1.61	(f)	0.53	(f)	56
Year ended 12/31/13	20.93	0.38	(g)	3.86	4.24	(0.36)	(0.57)	(0.93)	24.24	20.45	7,167	1.64	(h)	1.65	(h)	1.64	(g)(h)	45
Year ended 12/31/12	18.83	0.33		2.08	2.41	(0.31)	—	(0.31)	20.93	12.85	7,325	1.70	(i)	1.71	(i)	1.64	(i)	58
Year ended 12/31/11	20.10	0.32		(1.35)	(1.03)	(0.24)	—	(0.24)	18.83	(5.16)	10,505	1.72		1.73		1.62		38
Class C
Year ended 12/31/15	23.77	0.14		(0.99)	(0.85)	(0.40)	—	(0.40)	22.52	(3.67)	187,743	1.54	(d)(e)	1.55	(d)(e)	0.58	(d)(e)	45
Year ended 12/31/14	24.04	0.16		0.62	0.78	(0.33)	(0.72)	(1.05)	23.77	3.30	232,065	1.48	(f)	1.49	(f)	0.65	(f)	56
Year ended 12/31/13	20.78	0.38	(g)	3.81	4.19	(0.36)	(0.57)	(0.93)	24.04	20.37	172,232	1.64	(h)	1.65	(h)	1.64	(g)(h)	45
Year ended 12/31/12	18.69	0.36		2.06	2.42	(0.33)	—	(0.33)	20.78	13.02	82,876	1.53	(i)	1.54	(i)	1.81	(i)	58
Year ended 12/31/11	19.94	0.32		(1.33)	(1.01)	(0.24)	—	(0.24)	18.69	(5.12)	87,388	1.72		1.73		1.62		38
Class Y
Year ended 12/31/15	23.91	0.36		(1.00)	(0.64)	(0.62)	—	(0.62)	22.65	(2.78)	1,107,497	0.62	(d)	0.63	(d)	1.50	(d)	45
Year ended 12/31/14	24.20	0.38		0.63	1.01	(0.58)	(0.72)	(1.30)	23.91	4.20	1,043,554	0.60		0.61		1.53		56
Year ended 12/31/13	20.90	0.61	(g)	3.84	4.45	(0.58)	(0.57)	(1.15)	24.20	21.62	719,722	0.64		0.65		2.64	(g)	45
Year ended 12/31/12	18.81	0.53		2.07	2.60	(0.51)	—	(0.51)	20.90	13.94	269,400	0.70		0.71		2.64		58
Year ended 12/31/11	20.07	0.52		(1.34)	(0.82)	(0.44)	—	(0.44)	18.81	(4.16)	204,319	0.72		0.73		2.62		38
Class R5
Year ended 12/31/15	23.89	0.37		(1.00)	(0.63)	(0.63)	—	(0.63)	22.63	(2.75)	3,912	0.57	(d)	0.58	(d)	1.55	(d)	45
Year ended 12/31/14	24.18	0.40		0.63	1.03	(0.60)	(0.72)	(1.32)	23.89	4.28	6,615	0.53		0.54		1.60		56
Year ended 12/31/13	20.88	0.63	(g)	3.84	4.47	(0.60)	(0.57)	(1.17)	24.18	21.72	4,781	0.57		0.58		2.71	(g)	45
Year ended 12/31/12	18.78	0.55		2.08	2.63	(0.53)	—	(0.53)	20.88	14.13	2,726	0.60		0.61		2.74		58
Year ended 12/31/11(k)	21.19	0.33		(2.38)	(2.05)	(0.36)	—	(0.36)	18.78	(9.70)	1,851	0.57	(j)	0.58	(j)	2.77	(j)	38
Class R6
Year ended 12/31/15	23.90	0.39		(1.00)	(0.61)	(0.65)	—	(0.65)	22.64	(2.66)	16,731	0.49	(d)	0.50	(d)	1.63	(d)	45
Year ended 12/31/14	24.18	0.41		0.64	1.05	(0.61)	(0.72)	(1.33)	23.90	4.35	16,598	0.49		0.50		1.64		56
Year ended 12/31/13	20.89	0.64	(g)	3.83	4.47	(0.61)	(0.57)	(1.18)	24.18	21.69	64	0.55		0.56		2.73	(g)	45
Year ended 12/31/12(k)	20.78	0.15		0.10	0.25	(0.14)	—	(0.14)	20.89	1.23	10	0.58	(j)	0.59	(j)	2.76	(j)	58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $310,063,973 and sold of $85,053,876 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Harbor Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $889,286, $4,395, $216,740, $1,142,374, $4,660 and $17,086 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.92% for Class A, Class B and Class C shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.88% for Class A, Class B and Class C shares, respectively.
(g)	Net investment income per share and the ratio of net investment income to average net assets include material significant dividends received during the year ended December 31, 2013. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.42 and 2.39%, $0.25 and 1.63%, $0.25 and 1.63%, $0.48 and 2.63%, $0.50 and 2.70% and $0.51 and 2.72%, for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 1.00% for Class A, Class B and Class C shares, respectively.
(i)	The total return, ratio of expenses to average net assets and the ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 1.00% and 0.83% for Class A, Class B and Class C shares, respectively.
(j)	Annualized.
(k)	Commencement date of May 23, 2011 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

22                         Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

23                         Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$943.40	$4.16	$1,020.92	$4.33	0.85%
B	1,000.00	940.40	7.83	1,017.14	8.13	1.60
C	1,000.00	939.20	8.50	1,016.43	8.84	1.74
Y	1,000.00	945.00	2.94	1,022.18	3.06	0.60
R5	1,000.00	944.60	2.89	1,022.23	3.01	0.59
R6	1,000.00	945.60	2.35	1,022.79	2.45	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	13.08%
Corporate Dividends Received Deduction*	13.45%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Convertible Securities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 MS-CSEC-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders December 31, 2015

Invesco Global Low Volatility Equity Yield Fund

Nasdaq:
A: GTNDX ■ B: GNDBX ■ C: GNDCX ■ R: GTNRX ■ Y: GTNYX ■ R5: GNDIX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
22 Financial Highlights
23 Auditor's Report
24 Fund Expenses
25 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco Global Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.02%
Class B Shares	-7.65
Class C Shares	-7.74
Class R Shares	-7.24
Class Y Shares	-6.75
Class R5 Shares	-6.66
MSCI World Index▼ (Broad Market/Style-Specific Index)	-0.87
Lipper Global Equity Income Funds Index■ (Peer Group Index)	-2.55
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty.

    During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall of 2015, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While European equity markets were fairly resilient, or flat, for the year, many emerging markets – particularly China, Brazil and Russia – struggled and ended the year down significantly.

    The Fund seeks to provide a higher level of income than the MSCI World Index while still achieving the highest return available with a lower volatility level. The Fund attempts to do this through its stock selection process in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank those securities based on their attractiveness relative to industry peers.

    During the year, performance was mixed across sectors of the Fund and its broad market/style-specific benchmark. Stock selection in the consumer discretionary, financials, health care and information technology sectors detracted from Fund performance. In addition, an underweight position in the consumer staples sector, as well as stock selection in the materials sector, hurt the Fund’s performance relative to the broad market/ style-specific benchmark. Stock selection in and an overweight exposure to the telecommunication services sector contributed positively to Fund performance.

    From a geographic perspective, stock selection in Germany, Japan and the UK was beneficial to the Fund’s relative performance, while stock selection lagged in France. Stock selection in the US was the largest detractor from the Fund’s relative performance.

    An overweight position in the struggling energy sector proved detrimental to Fund performance for the year. Canada-based energy producer Enerplus detracted from the Fund’s performance relative to the MSCI World Index. The stock experienced declining scores in our stock selection model. We sold the holding during the year.

    In addition, within the industrials sector, an overweight position in China-based Yangzijiang Shipbuilding detracted from the Fund’s performance relative to the

Portfolio Composition
By sector	% of total net assets

Financials	18.4%
Consumer Discretionary	16.4
Utilities	14.7
Industrials	12.8
Information Technology	9.8
Energy	8.3
Telecommunication Services	7.2
Health Care	5.0
Consumer Staples	3.4
Materials	0.7
Money Market Funds Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*
% of total net assets

1. Caltex Australia Ltd.	2.4%
2. Spark New Zealand Ltd.	2.1
3. Macquarie Group Ltd.	2.1
4. SSE PLC	2.1
5. Valero Energy Corp.	2.1
6. Rightmove PLC	2.0
7. National Grid PLC	2.0
8. Vestas Wind Systems A/S	2.0
9. Severn Trent PLC	2.0
10. CLP Holdings Ltd.	2.0

Total Net Assets	$130.9 million

Total Number of Holdings*	64

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

4                         Invesco Global Low Volatility Equity Yield Fund

broad market/style-specific benchmark.

    Stock selection in the telecommunication services sector benefited the Fund’s performance during the year. Positions in Nippon Telephone and Telegraph and Bezeq Israel Telecom were contributors to the Fund’s performance. We sold our position within Nippon Telephone and Telegraph before the end of the reporting period.

    Within the consumer discretionary sector, British retailer WH Smith also contributed to the Fund’s performance relative to the MSCI World Index. The Fund had an overweight position in this stock as it looked especially attractive within several of our investment concepts, including Market Sentiment (price momentum), Earnings Expectations (earnings momentum) and Management and Quality (net asset growth).

    The Fund uses a quantitative method of investing and focuses on four investment concepts that make up its stock selection model – Earnings Expectations, Market Sentiment, Management and Quality, and Value. During the reporting period, our stock selection model for our global investment universe showed an overall positive prognostic ability. Positive results were mainly driven by the strong predictive ability of our momentum-related factors: Earnings Expectations and Market Sentiment. Our Management & Quality concept also worked well and showed a strong signal quality, especially in the second half of 2015. Only our Value concept experienced a weak year with a slightly negative signal quality. In times of weak economic indicators, investors tend to favor growth stocks that can deliver rising earnings even without the support of a friendly economic environment; this is likely what impacted our model’s Value concept. The relative return distribution of all stocks in the global universe showed that on average the highest rated stocks identified by our stock selection model outperformed the market while the least attractive stocks underperformed the market.

    Please note that the Fund’s strategy is principally implemented through equity investments, but may also use MSCI World Index futures contracts, a derivative instrument, to gain exposure to the equity market. During the year, the Fund invested in MSCI World Index futures contracts, which generated a negative return and were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    As always, we thank you for your continued investment in Invesco Global Low Volatility Equity Yield Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in 2005.
Mr. Draeger earned a Diplom-Ökonom degree from Hoch-schule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2007. Mr. Huter earned a business administration degree “Diplom Kaufmann (FH)” from the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in 2007.
Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in 2008.
Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco Global Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

About indexes used in this report

■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	5.30%
10 Years	2.33
5 Years	4.47
1 Year	-12.14

Class B Shares
Inception (9/15/97)	5.40%
10 Years	2.29
5 Years	4.56
1 Year	-12.12

Class C Shares
Inception (1/2/98)	5.22%
10 Years	2.14
5 Years	4.90
1 Year	-8.63

Class R Shares
Inception (10/31/05)	3.25%
10 Years	2.66
5 Years	5.43
1 Year	-7.24

Class Y Shares
10 Years	3.09%
5 Years	5.94
1 Year	-6.75

Class R5 Shares
Inception (4/30/04)	5.30%
10 Years	3.45
5 Years	6.21
1 Year	-6.66

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.45% 2.20%, 2.20%, 1.70%, 1.20%, and 1.17%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.66%, 2.41%, 2.41%, 1.91%, 1.41%, and 1.18%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

7                         Invesco Global Low Volatility Equity Yield Fund

Invesco Global Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

continued on page 6

8                         Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–96.70%
Australia–11.60%
Blackmores Ltd.	12,864	$2,030,093
Caltex Australia Ltd.	113,289	3,084,812
Cochlear Ltd.	36,132	2,502,430
DUET Group(a)	1,410,835	2,338,033
JB Hi-Fi Ltd.(a)	177,251	2,506,244
Macquarie Group Ltd.	45,656	2,728,429
		15,190,041

Canada–3.88%
Dollarama Inc.	36,300	2,096,465
Metro Inc.	85,700	2,398,597
Superior Plus Corp.(a)	74,900	582,252
		5,077,314

China–1.77%
Yangzijiang Shipbuilding Holdings Ltd.	2,995,300	2,312,625

Denmark–2.69%
Pandora A/S	7,234	912,770
Vestas Wind Systems A/S	37,466	2,615,659
		3,528,429

France–1.70%
Vivendi S.A.	103,338	2,225,213

Germany–0.59%
ProSiebenSat.1 Media SE	15,249	771,356

Hong Kong–1.99%
CLP Holdings Ltd.	307,000	2,603,350

Israel–1.95%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,157,685	2,549,757

Japan–3.66%
Daiichi Sankyo Co., Ltd.(a)	87,900	1,806,408
Daiichikosho Co., Ltd.	20,700	819,348
Iida Group Holdings Co., Ltd.	117,000	2,167,148
		4,792,904

New Zealand–5.79%
Meridian Energy Ltd.	737,431	1,201,540
SKY Network Television Ltd.(a)	313,529	981,466
SKYCITY Entertainment Group Ltd.	695,396	2,104,006
Spark New Zealand Ltd.	1,216,664	2,742,827
Z Energy Ltd.	118,316	545,803
		7,575,642

Norway–0.33%
Veidekke A.S.A.	35,789	439,775

	Shares	Value
Singapore–2.73%
ComfortDelGro Corp. Ltd.	229,000	$489,806
SATS Ltd.	748,700	2,027,581
Venture Corp. Ltd.	183,200	1,059,445
		3,576,832

Spain–1.88%
Endesa, S.A.	122,976	2,463,778

Sweden–1.93%
Intrum Justitia AB	74,356	2,528,930

Switzerland–1.81%
Swiss Re AG	24,335	2,367,146

United Kingdom–20.26%
Berendsen PLC	79,969	1,264,623
Berkeley Group Holdings PLC (The)	35,198	1,913,597
BP PLC	446,481	2,326,509
Direct Line Insurance Group PLC	378,209	2,259,078
Galliford Try PLC	31,839	715,766
Moneysupermarket.com Group PLC	430,496	2,325,239
National Grid PLC	191,903	2,639,386
Phoenix Group Holdings	20,117	271,941
QinetiQ Group PLC	608,921	2,420,740
Rightmove PLC	43,731	2,643,049
Severn Trent PLC	81,149	2,604,254
SSE PLC	121,841	2,728,242
WH Smith PLC	92,481	2,411,693
		26,524,117

United States–32.14%
American Capital Agency Corp.	131,400	2,278,476
Annaly Capital Management Inc.	253,500	2,377,830
Apple Inc.	20,500	2,157,830
AT&T Inc.	53,200	1,830,612
CenturyLink Inc.	93,900	2,362,524
CYS Investments, Inc.	329,600	2,350,048
Entergy Corp.	29,800	2,037,128
Hatteras Financial Corp.	179,100	2,355,165
Hospitality Properties Trust	87,800	2,295,970
Intel Corp.	74,600	2,569,970
Lamar Advertising Co.–Class A	39,800	2,387,204
Leidos Holdings, Inc.	42,200	2,374,172
Newmont Mining Corp.	50,900	915,691
Noble Corp. PLC(a)	206,400	2,177,520
Pfizer Inc.	69,300	2,237,004
Public Storage	9,900	2,452,230
R. R. Donnelley & Sons Co.	129,400	1,904,768
RMR Group Inc. (The)–Class A(b)	1,457	21,002
Valero Energy Corp.	38,000	2,686,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Low Volatility Equity Yield Fund

	Shares	Value
United States–(continued)
Western Union Co. (The)	129,400	$2,317,554
		42,089,678
Total Common Stocks & Other Equity Interests (Cost $128,646,153)		126,616,887

Money Market Funds–3.02%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	1,980,069	1,980,069
Premier Portfolio–Institutional Class, 0.24%(c)	1,980,069	1,980,069
Total Money Market Funds (Cost $3,960,138)		3,960,138
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.72% (Cost $132,606,291)		130,577,025

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Fund–5.90%
Liquid Assets Portfolio–Institutional Class, 0.29% (Cost $7,725,024)(c)(d)	7,725,024	$7,725,024
TOTAL INVESTMENTS–105.62% (Cost $140,331,315)		138,302,049
OTHER ASSETS LESS LIABILITIES–(5.62)%		(7,364,597)
NET ASSETS–100.00%		$130,937,452

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2015.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (Cost $128,646,153)*	$126,616,887
Investments in affiliated money market funds, at value and cost	11,685,162
Total investments, at value (Cost $140,331,315)	138,302,049
Foreign currencies, at value (Cost $258,094)	258,321
Receivable for:
Deposits with brokers for open futures contracts	119,600
Fund shares sold	194,512
Dividends	466,297
Fund expenses absorbed	7,176
Investment for trustee deferred compensation and retirement plans	75,874
Other assets	24,046
Total assets	139,447,875

Liabilities:
Payable for:
Fund shares reacquired	512,236
Collateral upon return of securities loaned	7,725,024
Variation margin — futures	27,382
Accrued fees to affiliates	102,395
Accrued trustees’ and officers’ fees and benefits	93
Accrued other operating expenses	57,176
Trustee deferred compensation and retirement plans	86,117
Total liabilities	8,510,423
Net assets applicable to shares outstanding	$130,937,452

Net assets consist of:
Shares of beneficial interest	$219,787,817
Undistributed net investment income	952,341
Undistributed net realized gain (loss)	(87,809,742)
Net unrealized appreciation (depreciation)	(1,992,964)
$130,937,452

Net Assets:
Class A	$108,428,913
Class B	$1,959,419
Class C	$12,900,080
Class R	$1,387,972
Class Y	$4,257,469
Class R5	$2,003,599

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,744,369
Class B	166,947
Class C	1,100,560
Class R	111,765
Class Y	342,675
Class R5	159,513
Class A:
Net asset value per share	$12.40
Maximum offering price per share
(Net asset value of $12.40 ÷ 94.50%)	$13.12
Class B:
Net asset value and offering price per share	$11.74
Class C:
Net asset value and offering price per share	$11.72
Class R:
Net asset value and offering price per share	$12.42
Class Y:
Net asset value and offering price per share	$12.42
Class R5:
Net asset value and offering price per share	$12.56

*	At December 31, 2015, securities with an aggregate value of $7,346,691 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $476,864)	$7,796,504
Dividends from affiliated money market funds (includes securities lending income of $320,006)	323,354
Total investment income	8,119,858

Expenses:
Advisory fees	1,278,932
Administrative services fees	50,000
Custodian fees	48,232
Distribution fees:
Class A	312,167
Class B	26,436
Class C	155,621
Class R	7,663
Transfer agent fees — A, B, C, R and Y	382,535
Transfer agent fees — R5	3,097
Trustees’ and officers’ fees and benefits	22,756
Other	223,324
Total expenses	2,510,763
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(69,485)
Net expenses	2,441,278
Net investment income	5,678,580

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(12,153,651)
Foreign currencies	73,170
Futures contracts	80,552
(11,999,929)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,013,630)
Foreign currencies	(1,570)
Futures contracts	18,108
(4,997,092)
Net realized and unrealized gain (loss)	(16,997,021)
Net increase (decrease) in net assets resulting from operations	$(11,318,441)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$5,678,580	$6,761,214
Net realized gain (loss)	(11,999,929)	7,912,333
Change in net unrealized appreciation (depreciation)	(4,997,092)	(18,041,682)
Net increase (decrease) in net assets resulting from operations	(11,318,441)	(3,368,135)

Distributions to shareholders from net investment income:
Class A	(4,878,207)	(5,036,421)
Class B	(81,227)	(125,084)
Class C	(486,020)	(541,427)
Class R	(56,214)	(51,207)
Class Y	(262,016)	(385,152)
Class R5	(350,193)	(657,283)
Total distributions from net investment income	(6,113,877)	(6,796,574)

Share transactions–net:
Class A	(18,211,264)	31,050,791
Class B	(1,346,294)	(1,777,489)
Class C	(4,353,931)	6,090,593
Class R	(68,477)	353,446
Class Y	(5,028,439)	8,274,567
Class R5	(10,666,053)	(12,306,494)
Net increase (decrease) in net assets resulting from share transactions	(39,674,458)	31,685,414
Net increase (decrease) in net assets	(57,106,776)	21,520,705

Net assets:
Beginning of year	188,044,228	166,523,523
End of year (includes undistributed net investment income of $952,341 and $1,310,178, respectively)	$130,937,452	$188,044,228

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

13                         Invesco Global Low Volatility Equity Yield Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Global Low Volatility Equity Yield Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

15                         Invesco Global Low Volatility Equity Yield Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 1, 2015, the Adviser has contractually agreed, through at least April 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 1.46%, 2.21%, 2.21%, 1.71%, 1.21% and 1.21%, respectively, of average daily net assets. Prior to May 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or

16                         Invesco Global Low Volatility Equity Yield Fund

non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $5,060 and reimbursed class level expenses of $51,854, $1,098, $6,463, $636 and $ 2,768 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $30,115 in front-end sales commissions from the sale of Class A shares and $2,724, $797 and $2,326 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco Global Low Volatility Equity Yield Fund

During the year ended December 31, 2015, there were transfers from Level 1 to Level 2 of $1,752,822 and from Level 2 to Level 1 of $4,961,450, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$15,190,041	$—	$15,190,041
Canada	5,077,314	—	—	5,077,314
China	—	2,312,625	—	2,312,625
Denmark	—	3,528,429	—	3,528,429
France	—	2,225,213	—	2,225,213
Germany	—	771,356	—	771,356
Hong Kong	—	2,603,350	—	2,603,350
Israel	2,549,757	—	—	2,549,757
Japan	—	4,792,904	—	4,792,904
New Zealand	—	7,575,642	—	7,575,642
Norway	—	439,775	—	439,775
Singapore	3,087,026	489,806	—	3,576,832
Spain	—	2,463,778	—	2,463,778
Sweden	—	2,528,930	—	2,528,930
Switzerland	—	2,367,146	—	2,367,146
United Kingdom	7,917,251	18,606,866	—	26,524,117
United States	53,774,840	—	—	53,774,840
	72,406,188	65,895,861	—	138,302,049
Futures Contracts*	46,269	—	—	46,269
Total Investments	$72,452,457	$65,895,861	$—	$138,348,318

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$57,228	$(10,959)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$80,552
Change in Net Unrealized Appreciation:
Equity risk	18,108
Total	$98,660

Open Futures Contracts(a)
Long Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CME E-Mini S&P 500 Index	Long	26	March-2016	$2,646,020	$31,192
Dow Jones EURO STOXX 50 Index	Long	19	March-2016	677,676	12,269
FTSE 100 Index	Long	4	March-2016	365,471	13,767
SGX NIKKEI 225 Index	Long	6	March-2016	470,985	(10,959)
Total — Equity Risk					$46,269

(a)	Futures contracts collateralized by $119,600 cash held with Merrill Lynch & Co., Inc.

18                         Invesco Global Low Volatility Equity Yield Fund

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$3,762,063

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,606.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$6,113,877	$6,796,574

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$1,041,976
Net unrealized appreciation (depreciation) — investments	(2,106,403)
Net unrealized appreciation (depreciation) — other investments	(21,019)
Temporary book/tax differences	(89,637)
Capital loss carryforward	(87,675,282)
Shares of beneficial interest	219,787,817
Total net assets	$130,937,452

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

19                         Invesco Global Low Volatility Equity Yield Fund

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$9,183,598	$—	$9,183,598
December 31, 2017	65,336,393	—	65,336,393
Not subject to expiration	13,155,291	—	13,155,291
	$87,675,282	$—	$87,675,282

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $145,766,960 and $187,060,986, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,751,120
Aggregate unrealized (depreciation) of investment securities	(10,857,523)
Net unrealized appreciation (depreciation) of investment securities	$(2,106,403)

Cost of investments for tax purposes is $140,408,452.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2015, undistributed net investment income was increased by $77,460 and undistributed net realized gain (loss) was decreased by $77,460. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Global Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	922,170	$12,318,153	3,645,949	$55,524,723
Class B	4,321	52,985	19,430	279,092
Class C	177,958	2,210,659	768,700	11,069,282
Class R	13,975	185,157	28,869	436,093
Class Y	198,850	2,670,632	1,314,528	19,997,440
Class R5	123,050	1,706,082	161,546	2,399,041

Issued as reinvestment of dividends:
Class A	350,620	4,523,583	316,244	4,668,613
Class B	6,497	79,584	8,598	120,492
Class C	35,043	427,248	35,534	495,575
Class R	4,360	56,214	3,472	51,207
Class Y	12,727	166,137	22,430	332,152
Class R5	16,709	223,666	43,910	656,624

Automatic conversion of Class B shares to Class A shares:
Class A	74,974	1,012,702	97,859	1,464,301
Class B	(79,262)	(1,012,702)	(103,467)	(1,464,301)

Reacquired:
Class A	(2,717,157)	(36,065,702)	(2,067,448)	(30,606,846)
Class B	(36,983)	(466,161)	(50,000)	(712,772)
Class C	(555,133)	(6,991,838)	(394,015)	(5,474,264)
Class R	(23,548)	(309,848)	(8,823)	(133,854)
Class Y	(592,230)	(7,865,208)	(832,813)	(12,055,025)
Class R5	(930,174)	(12,595,801)	(979,653)	(15,362,159)
Net increase (decrease) in share activity	(2,993,233)	$(39,674,458)	2,030,850	$31,685,414

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Global Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$13.89	$0.48	$(1.44)	$(0.96)	$(0.53)	$12.40	(7.02)%	$108,429	1.48	%(e)	1.52	%(e)	3.60	%(e)	94%
Year ended 12/31/14	14.44	0.53	(0.55)	(0.02)	(0.53)	13.89	(0.33)	140,461	1.45		1.46		3.55		64
Year ended 12/31/13	11.38	0.27	3.05	3.32	(0.26)	14.44	29.32	117,234	1.54		1.54		2.10		103
Year ended 12/31/12	10.28	0.13	1.24	1.37	(0.27)	11.38	13.32	94,785	1.63		1.63		1.21		72
Year ended 12/31/11	10.74	0.21	(0.53)	(0.32)	(0.14)	10.28	(2.98)	98,542	1.56		1.56		1.91		86
Class B
Year ended 12/31/15	13.14	0.36	(1.36)	(1.00)	(0.40)	11.74	(7.65)	1,959	2.23	(e)	2.27	(e)	2.85	(e)	94
Year ended 12/31/14	13.66	0.39	(0.52)	(0.13)	(0.39)	13.14	(1.08)	3,580	2.20		2.21		2.80		64
Year ended 12/31/13	10.81	0.16	2.89	3.05	(0.20)	13.66	28.34	5,434	2.29		2.29		1.35		103
Year ended 12/31/12	9.74	0.05	1.17	1.22	(0.15)	10.81	12.53	6,626	2.38		2.38		0.46		72
Year ended 12/31/11	10.15	0.12	(0.50)	(0.38)	(0.03)	9.74	(3.74)	9,313	2.31		2.31		1.16		86
Class C
Year ended 12/31/15	13.13	0.36	(1.37)	(1.01)	(0.40)	11.72	(7.74)	12,900	2.23	(e)	2.27	(e)	2.85	(e)	94
Year ended 12/31/14	13.66	0.40	(0.52)	(0.12)	(0.41)	13.13	(1.06)	18,936	2.20		2.21		2.80		64
Year ended 12/31/13	10.79	0.17	2.89	3.06	(0.19)	13.66	28.42	14,099	2.29		2.29		1.35		103
Year ended 12/31/12	9.73	0.05	1.16	1.21	(0.15)	10.79	12.44	8,864	2.38		2.38		0.46		72
Year ended 12/31/11	10.13	0.12	(0.49)	(0.37)	(0.03)	9.73	(3.65)	9,298	2.31		2.31		1.16		86
Class R
Year ended 12/31/15	13.91	0.44	(1.44)	(1.00)	(0.49)	12.42	(7.24)	1,388	1.73	(e)	1.77	(e)	3.35	(e)	94
Year ended 12/31/14	14.46	0.49	(0.55)	(0.06)	(0.49)	13.91	(0.58)	1,627	1.70		1.71		3.30		64
Year ended 12/31/13	11.41	0.25	3.05	3.30	(0.25)	14.46	29.00	1,351	1.79		1.79		1.85		103
Year ended 12/31/12	10.30	0.11	1.23	1.34	(0.23)	11.41	13.01	931	1.88		1.88		0.96		72
Year ended 12/31/11	10.74	0.18	(0.52)	(0.34)	(0.10)	10.30	(3.13)	888	1.81		1.81		1.66		86
Class Y
Year ended 12/31/15	13.92	0.52	(1.46)	(0.94)	(0.56)	12.42	(6.90)	4,257	1.23	(e)	1.27	(e)	3.85	(e)	94
Year ended 12/31/14	14.49	0.57	(0.55)	0.02	(0.59)	13.92	(0.04)	10,067	1.20		1.21		3.80		64
Year ended 12/31/13	11.38	0.32	3.04	3.36	(0.25)	14.49	29.63	3,176	1.29		1.29		2.35		103
Year ended 12/31/12	10.29	0.16	1.23	1.39	(0.30)	11.38	13.55	756	1.38		1.38		1.46		72
Year ended 12/31/11	10.76	0.24	(0.54)	(0.30)	(0.17)	10.29	(2.76)	599	1.31		1.31		2.16		86
Class R5
Year ended 12/31/15	14.08	0.56	(1.49)	(0.93)	(0.59)	12.56	(6.66)	2,004	1.05	(e)	1.05	(e)	4.03	(e)	94
Year ended 12/31/14	14.63	0.61	(0.55)	0.06	(0.61)	14.08	0.21	13,373	0.97		0.98		4.03		64
Year ended 12/31/13	11.49	0.35	3.08	3.43	(0.29)	14.63	29.99	25,230	1.02		1.02		2.62		103
Year ended 12/31/12	10.39	0.20	1.25	1.45	(0.35)	11.49	13.96	18,609	1.06		1.06		1.78		72
Year ended 12/31/11	10.88	0.28	(0.54)	(0.26)	(0.23)	10.39	(2.44)	16,133	0.98		0.98		2.49		86

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for fiscal years prior to December 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $124,867, $2,644, $15,562, $1,532, $6,666 and $8,595 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

22                         Invesco Global Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Global Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Low Volatility Equity Yield Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

23                         Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$959.70	$7.21	$1,017.85	$7.43	1.46%
B	$1,000.00	956.60	10.90	1,014.06	11.22	2.21
C	$1,000.00	955.80	10.89	1,014.06	11.22	2.21
R	$1,000.00	958.60	8.44	1,016.59	8.69	1.71
Y	$1,000.00	961.10	5.98	1,019.11	6.16	1.21
R5	$1,000.00	961.20	5.44	1,019.66	5.60	1.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Global Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	53.24%
Corporate Dividends Received Deduction*	16.68%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Low Volatility Equity Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 GLVEY-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders December 31, 2015

Invesco Income Allocation Fund

Nasdaq:
A: ALAAX ■ B: BLIAX ■ C: CLIAX ■ R: RLIAX ■ Y: ALAYX ■ R5: ILAAX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
12	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For
Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Income Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco Income Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Income Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.08%
Class B Shares	-1.72
Class C Shares	-1.81
Class R Shares	-1.32
Class Y Shares	-0.83
Class R5 Shares	-0.83
S&P 500 Index▼ (Broad Market Index)	1.38
Custom Invesco Income Allocation Index■ (Style-Specific Index)	0.88
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	-1.60
Source(s): ▼FactSet Research Systems Inc.; ■Invesco , FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. Against this macroeconomic backdrop, fixed income was largely flat in aggregate, with credit-sensitive sectors underperforming.

    The Fund’s performance during the reporting period can be attributed to the results of the underlying affiliated funds and strategies, which seek to provide access to income-generating asset classes across the globe, including stocks, bonds and alternatives (such as real estate, for example). Of the 11 underlying funds in the portfolio, six generated positive returns and five generated negative returns over the reporting period.

    Specifically, Invesco Dividend Income Fund and Invesco Diversified Dividend Fund were the largest contributors to Fund performance during the reporting period. For both of these underlying funds, the consumer staples sector performed well during the year and provided the largest contribution to overall Fund returns. Kraft Heinz (formerly Kraft Foods Group) and Campbell Soup were among the largest contributors to the performance of both of these underlying funds. Energy was the worst-performing area of the market during the year. Although Invesco Dividend Income Fund and Invesco Diversified Dividend Fund had underweight positions in the energy sector, helping mitigate the negative impact, energy holdings such as Royal Dutch Shell detracted from the performance of these underlying funds. PowerShares Active U.S. Real Estate Fund also contributed to the performance of the Fund, consistent with the positive performance of the real estate sector during the year.

    The largest detractor from Fund performance was PowerShares International Dividend Achievers Portfolio, which posted negative performance during the reporting period due to its exposure to the energy and materials sectors. Invesco High Yield Fund posted negative returns for the reporting period and detracted from Fund performance, consistent with the performance of the broader asset class, which had exposure to the embattled energy sector. Invesco International Total Return Fund also detracted from Fund performance as the strong appreciation in the US dollar during 2015 put downward pressure on the fund because

Portfolio Composition
% of total net assets
Asset Class*	as of 12/31/15

Taxable Non-Investment Grade	30.89%
Intermediate Term Taxable Investment Grade	23.41
Sector	15.01
International Blend	9.89
Large Cap Value	8.00
Real Estate	7.03
Short Term Taxable Investment Grade	4.98
Other Assets Less Liabilities	0.79

Total Net Assets	$405.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

*Reflects exposure achieved through investments in affiliated underlying funds.

4                         Invesco Income Allocation Fund

of its limited ability to hedge its
non-US exposure back to the base currency.

    No shifts were made in the target allocations of the underlying funds during the reporting period.

    Please note that some of the underlying funds may utilize derivatives such as futures contracts and swap agreements, including interest rate futures and credit derivatives, credit default swaps and/or credit default indexes.

    We welcome new investors who joined the Fund during the year, and we thank you for your continued commitment to Invesco Income Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is
manager of Invesco Income Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Solutions Team

Effective February 17, 2016, after the close of the reporting period, Jacob Borbidge joined the Fund’s management team.

5                         Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.67%
10 Years	4.51
5 Years	4.57
1 Year	-6.51

Class B Shares
Inception (10/31/05)	4.64%
10 Years	4.48
5 Years	4.66
1 Year	-6.49

Class C Shares
Inception (10/31/05)	4.47%
10 Years	4.32
5 Years	4.97
1 Year	-2.77

Class R Shares
Inception (10/31/05)	5.00%
10 Years	4.85
5 Years	5.49
1 Year	-1.32

Class Y Shares
10 Years	5.29%
5 Years	6.01
1 Year	-0.83

Class R5 Shares
Inception (10/31/05)	5.52%
10 Years	5.38
5 Years	6.03
1 Year	-0.83

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 0.87%, 1.62%, 1.62%, 1.12%, 0.62% and 0.62%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.14%, 1.89%, 1.89%, 1.39%, 0.89% and 0.85%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.62% for Invesco Income Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

7                         Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage because an underlying fund can achieve a return on a capital base larger than the assets that shareholders have contributed to an underlying fund. Borrowing may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing may also cause an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause an underlying fund to incur interest expenses and other fees. There can be no assurance that an underlying fund’s borrowing strategy will be successful.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.
■	Cash/cash equivalents risk. To the extent an underlying fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the underlying fund may not achieve its investment objectives and may underperform.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

with the issuer may produce unexpected investment results.

■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying

8                         Invesco Income Allocation Fund

security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by an underlying fund may decline below the price of the mortgage-related securities sold by an underlying fund that it is obligated to repurchase.
■	Exchange-traded funds risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.
■	Floating rate risk. Some of the underlying funds may invest in floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities (which it has not done since such authority was granted to it in 1986, but has the right to do at any time), the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.

■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.
■	Industry focus risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, an underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

continued on page 10

9                         Invesco Income Allocation Fund

continued from page 9

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.
■	Mortgage- and asset-backed securities risk. Certain underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage- backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Non-correlation risk. The return of an underlying fund’s preferred equity segment may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the underlying index. In addition, the performance of the preferred equity segment and the underlying index may vary due to asset valuation differences and differences between the preferred equity segment and the underlying index resulting from legal restrictions, costs or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Real estate investment trust (REIT)/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating

10                         Invesco Income Allocation Fund

to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by an underlying fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing an underlying fund to further losses. Whether or not an underlying fund takes delivery of the securities at the termination date of a TBA transaction, an underlying fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. An underlying fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. An underlying fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of an underlying fund’s share price.
■	US government obligations risk. An underlying fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Value investing style risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, an underlying fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in an underlying fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P 500 Index is an unmanaged index considered representative of the US stock market.
■	The Custom Invesco Income Allocation Index, created by Invesco to serve as a benchmark for Invesco Income Allocation Fund, is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, FTSE NAREIT Equity REITs Index and Barclays U.S. Universal Index. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective.
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US REITs. The index is computed using the net return which withholds applicable taxes for non-resident investors.
■	The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Euro-dollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

11                         Invesco Income Allocation Fund

Schedule of Investments

December 31, 2015

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–99.21%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/15	Value 12/31/15
Domestic Equity Funds–23.01%
Invesco Diversified Dividend Fund	8.00%	$23,040,914	$12,327,935	$(1,665,521)	$(1,195,823)		$1,187,498	$594,620	1,844,252	$32,421,960
Invesco Dividend Income Fund	15.01%	43,106,716	20,007,913	(1,696,375)	(585,466)		1,358,182	1,243,014	2,928,968	60,863,967
Total Domestic Equity Funds		66,147,630	32,335,848	(3,361,896)	(1,781,289)		2,545,680	1,837,634	4,773,220	93,285,927

Fixed-Income Funds–64.23%
Invesco Core Plus Bond Fund	14.95%	43,531,891	19,101,913	(144,363)	(1,881,438)		(12,612)	2,000,698	5,765,499	60,595,391
Invesco Corporate Bond Fund	8.46%	24,663,103	11,458,288	(36,171)	(1,766,050)		(98)	1,245,224	4,973,779	34,319,072
Invesco Floating Rate Fund	6.97%	20,297,208	10,150,592	(86,109)	(2,097,986)		(3,436)	1,308,208	3,958,021	28,260,269
Invesco High Yield Fund	10.22%	29,746,971	15,370,966	(198,022)	(3,447,780)		(13,386)	2,180,829	10,549,300	41,458,749
Invesco International Total Return Fund	4.95%	14,492,819	6,854,642	(18,764)	(1,085,669)		(1,577)	72,784	2,095,597	20,054,861
Invesco Premium Income Fund	13.70%	39,700,447	18,619,640	(11,127)	(2,774,301)		(182)	2,503,269	5,690,008	55,534,477
Invesco Short Term Bond Fund	4.98%	14,493,704	6,083,843	(95,284)	(285,435)		(1,131)	390,314	2,375,964	20,195,697
Total Fixed-Income Funds		186,926,143	87,639,884	(589,840)	(13,338,659)		(32,422)	9,701,326	35,408,168	260,418,516

Foreign Equity Funds–4.94%
PowerShares International Dividend Achievers Portfolio–ETF	4.94%	14,330,149	10,818,876	(428,024)	(4,651,600)		(40,191)	715,385	1,474,905	20,029,210

Real Estate Funds–7.03%
PowerShares Active U.S. Real Estate Fund–ETF	7.03%	20,244,313	9,328,995	(687,712)	(493,599)		450,636	563,541	391,997	28,517,781
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $409,512,156)	99.21%	$287,648,235	$140,123,603	$(5,067,472)	$(20,265,147	)(b)	$2,923,703 (c)	$12,817,886		$402,251,434
OTHER ASSETS LESS LIABILITIES	0.79%									3,194,848
NET ASSETS	100.00%									$405,446,282

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded fund.
(b)	Includes $186,590 of return of capital from Invesco International Total Return Fund.
(c)	Includes $1,273,043, $1,327,003 and $324,852 of capital gains distributions from affiliated underlying funds for Invesco Diversified Dividend Fund, Invesco Dividend Income Fund and PowerShares Active U.S. Real Estate Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in affiliated underlying funds, at value (Cost $409,512,156)	$402,251,434
Cash	3,181,817
Receivable for:
Fund shares sold	2,218,029
Investment for trustee deferred compensation and retirement plans	40,193
Other assets	45,323
Total assets	407,736,796

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	1,156,257
Fund shares reacquired	831,596
Accrued fees to affiliates	222,692
Accrued trustees’ and officers’ fees and benefits	158
Accrued other operating expenses	35,585
Trustee deferred compensation and retirement plans	44,226
Total liabilities	2,290,514
Net assets applicable to shares outstanding	$405,446,282

Net assets consist of:
Shares of beneficial interest	$416,848,117
Undistributed net investment income (loss)	(45,041)
Undistributed net realized gain (loss)	(4,096,072)
Net unrealized appreciation (depreciation)	(7,260,722)
$405,446,282

Net Assets:
Class A	$282,690,413
Class B	$2,903,134
Class C	$101,366,919
Class R	$3,057,576
Class Y	$14,578,422
Class R5	$849,818

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	26,516,920
Class B	271,785
Class C	9,498,510
Class R	286,645
Class Y	1,367,587
Class R5	79,703
Class A:
Net asset value per share	$10.66
Maximum offering price per share
(Net asset value of $10.66 ÷ 94.50%)	$11.28
Class B:
Net asset value and offering price per share	$10.68
Class C:
Net asset value and offering price per share	$10.67
Class R:
Net asset value and offering price per share	$10.67
Class Y:
Net asset value and offering price per share	$10.66
Class R5:
Net asset value and offering price per share	$10.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends from affiliated underlying funds	$12,817,886
Other Income	2,655
Total investment income	12,820,541

Expenses:
Administrative services fees	106,557
Custodian fees	7,721
Distribution fees:
Class A	610,925
Class B	36,934
Class C	878,110
Class R	14,957
Transfer agent fees — A, B, C, R and Y	458,976
Transfer agent fees — R5	1,106
Trustees’ and officers’ fees and benefits	23,715
Other	208,600
Total expenses	2,347,601
Less: Expenses reimbursed and expense offset arrangement(s)	(806,417)
Net expenses	1,541,184
Net investment income	11,279,357

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares
Net realized gain (loss) on sales of affiliated underlying fund shares	(1,195)
Net realized gain from distributions of affiliated underlying fund shares	2,924,898
Net realized gain from affiliated underlying fund shares	2,923,703
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(20,265,101)
Net gain (loss) from affiliated underlying funds	(17,341,398)
Net increase (decrease) in net assets resulting from operations	$(6,062,041)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$11,279,357	$7,409,429
Net realized gain	2,923,703	1,119,801
Change in net unrealized appreciation (depreciation)	(20,265,101)	8,528,745
Net increase (decrease) in net assets resulting from operations	(6,062,041)	17,057,975

Distributions to shareholders from net investment income:
Class A	(8,897,636)	(6,037,241)
Class B	(98,438)	(139,118)
Class C	(2,545,325)	(1,547,611)
Class R	(99,747)	(96,092)
Class Y	(566,538)	(269,047)
Class R5	(41,948)	(21,501)
Total distributions from net investment income	(12,249,632)	(8,110,610)

Distributions to shareholders from net realized gains:
Class A	(275,692)	—
Class B	(2,927)	—
Class C	(99,230)	—
Class R	(2,987)	—
Class Y	(16,081)	—
Class R5	(850)	—
Total distributions from net realized gains	(397,767)	—

Share transactions–net:
Class A	95,725,099	61,899,402
Class B	(1,304,562)	(1,034,400)
Class C	37,333,874	28,462,440
Class R	127,270	900,397
Class Y	1,297,512	11,121,929
Class R5	30,033	580,818
Net increase in net assets resulting from share transactions	133,209,226	101,930,586
Net increase in net assets	114,499,786	110,877,951

Net assets:
Beginning of year	290,946,496	180,068,545
End of year (includes undistributed net investment income (loss) of $(45,041) and $592,572, respectively)	$405,446,282	$290,946,496

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publically available.

15                         Invesco Income Allocation Fund

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

16                         Invesco Income Allocation Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2017, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.25%, 1.00%, 1.00%, 0.50%, 0.00% and 0.00% of average daily net assets, respectively. In determining Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. The fee waiver agreement cannot be terminated during its term.

17                         Invesco Income Allocation Fund

For the year ended December 31, 2015, the Adviser reimbursed Fund level expenses of $346,335 and reimbursed class level expenses of $316,799, $4,788, $113,838, $3,878, $18,960 and $1,106 of Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $342,695 in front-end sales commissions from the sale of Class A shares and $15,417, $1,233 and $4,800 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $713.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Income Allocation Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$12,181,962	$8,110,610
Long-term capital gain	465,437	—
Total distributions	$12,647,399	$8,110,610

Tax Components of Net Assets at Period–End:

2015
Undistributed long-term gain	$2,581,617
Net unrealized appreciation (depreciation) — investments	(13,938,411)
Temporary book/tax differences	(45,041)
Shares of beneficial interest	416,848,117
Total net assets	$405,446,282

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $140,123,557 and $5,067,472, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,512,713
Aggregate unrealized (depreciation) of investment securities	(25,451,124)
Net unrealized appreciation (depreciation) of investment securities	$(13,938,411)

Cost of investments for tax purposes is $416,189,845.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2015, undistributed net investment income was increased by $332,662 and undistributed net realized gain (loss) was decreased by $332,662. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Income Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	12,066,509	$133,475,957	7,569,377	$84,036,422
Class B	49,607	552,721	70,323	774,538
Class C	5,812,260	64,474,057	3,820,891	42,459,945
Class R	78,488	870,330	197,777	2,171,947
Class Y	1,046,479	11,629,871	1,185,022	13,132,580
Class R5	69,392	777,546	56,441	625,310

Issued as reinvestment of dividends:
Class A	733,182	8,065,092	465,332	5,139,587
Class B	8,488	93,897	11,024	121,760
Class C	211,358	2,325,362	119,287	1,318,971
Class R	9,318	102,727	8,695	96,092
Class Y	37,633	414,299	14,473	159,902
Class R5	3,828	42,301	1,890	20,917

Automatic conversion of Class B shares to Class A shares:
Class A	100,671	1,115,749	96,348	1,067,889
Class B	(100,537)	(1,115,749)	(96,251)	(1,067,889)

Reacquired:
Class A	(4,257,866)	(46,931,699)	(2,561,027)	(28,344,496)
Class B	(75,081)	(835,431)	(77,910)	(862,809)
Class C	(2,669,671)	(29,465,545)	(1,385,178)	(15,316,476)
Class R	(75,840)	(845,787)	(123,119)	(1,367,642)
Class Y	(971,598)	(10,746,658)	(196,847)	(2,170,553)
Class R5	(72,370)	(789,814)	(5,979)	(65,409)
Net increase in share activity	12,004,250	$133,209,226	9,170,569	$101,930,586

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 60% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

20                         Invesco Income Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$11.18	$0.37	$(0.48)	$(0.11)	$(0.40)	$(0.01)	$(0.41)	$10.66	(1.08)%	$282,690	0.25	%(e)	0.48	%(e)	3.37	%(e)	1%
Year ended 12/31/14	10.69	0.38	0.51	0.89	(0.40)	—	(0.40)	11.18	8.44	199,834	0.25		0.52		3.42		4
Year ended 12/31/13	10.38	0.36	0.31	0.67	(0.36)	—	(0.36)	10.69	6.53	131,485	0.25		0.56		3.39		24
Year ended 12/31/12	9.62	0.40	0.72	1.12	(0.36)	—	(0.36)	10.38	11.83	85,518	0.26		0.63		3.96		20
Year ended 12/31/11	9.64	0.39	(0.05)	0.34	(0.36)	—	(0.36)	9.62	3.54	63,727	0.28		0.65		4.00		11
Class B
Year ended 12/31/15	11.19	0.29	(0.48)	(0.19)	(0.31)	(0.01)	(0.32)	10.68	(1.72)	2,903	1.00	(e)	1.23	(e)	2.62	(e)	1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	—	(0.32)	11.19	7.63	4,357	1.00		1.27		2.67		4
Year ended 12/31/13	10.39	0.28	0.31	0.59	(0.28)	—	(0.28)	10.70	5.73	5,157	1.00		1.31		2.64		24
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	—	(0.28)	10.39	10.98	5,980	1.01		1.38		3.21		20
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	—	(0.28)	9.63	2.77	6,592	1.03		1.40		3.25		11
Class C
Year ended 12/31/15	11.19	0.29	(0.49)	(0.20)	(0.31)	(0.01)	(0.32)	10.67	(1.81)	101,367	1.00	(e)	1.23	(e)	2.62	(e)	1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	—	(0.32)	11.19	7.63	68,771	1.00		1.27		2.67		4
Year ended 12/31/13	10.39	0.28	0.31	0.59	(0.28)	—	(0.28)	10.70	5.73	38,400	1.00		1.31		2.64		24
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	—	(0.28)	10.39	10.98	23,814	1.01		1.38		3.21		20
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	—	(0.28)	9.63	2.77	20,669	1.03		1.40		3.25		11
Class R
Year ended 12/31/15	11.19	0.35	(0.49)	(0.14)	(0.37)	(0.01)	(0.38)	10.67	(1.32)	3,058	0.50	(e)	0.73	(e)	3.12	(e)	1
Year ended 12/31/14	10.69	0.35	0.52	0.87	(0.37)	—	(0.37)	11.19	8.26	3,073	0.50		0.77		3.17		4
Year ended 12/31/13	10.38	0.33	0.31	0.64	(0.33)	—	(0.33)	10.69	6.27	2,046	0.50		0.81		3.14		24
Year ended 12/31/12	9.62	0.38	0.72	1.10	(0.34)	—	(0.34)	10.38	11.55	1,899	0.51		0.88		3.71		20
Year ended 12/31/11	9.65	0.36	(0.06)	0.30	(0.33)	—	(0.33)	9.62	3.18	1,173	0.53		0.90		3.75		11
Class Y
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	14,578	0.00	(e)	0.23	(e)	3.62	(e)	1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	—	(0.43)	11.18	8.71	14,031	0.00		0.27		3.67		4
Year ended 12/31/13	10.38	0.38	0.31	0.69	(0.38)	—	(0.38)	10.69	6.80	2,697	0.00		0.31		3.64		24
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	—	(0.39)	10.38	12.12	2,302	0.01		0.38		4.21		20
Year ended 12/31/11	9.65	0.41	(0.06)	0.35	(0.38)	—	(0.38)	9.62	3.70	1,502	0.03		0.40		4.25		11
Class R5
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	850	0.00	(e)	0.20	(e)	3.62	(e)	1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	—	(0.43)	11.18	8.71	882	0.00		0.23		3.67		4
Year ended 12/31/13	10.38	0.38	0.31	0.69	(0.38)	—	(0.38)	10.69	6.80	283	0.00		0.27		3.64		24
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	—	(0.39)	10.38	12.12	227	0.01		0.30		4.21		20
Year ended 12/31/11	9.64	0.41	(0.05)	0.36	(0.38)	—	(0.38)	9.62	3.81	27	0.03		0.34		4.25		11

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.62%, 0.62%, 0.60%, 0.65% and 0.65% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $244,370, $3,693, $87,811, $2,991, $14,625 and $1,107 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

21                         Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

22                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, through December 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$988.70	$1.25	$1,023.95	$1.28	0.25%
B	1,000.00	985.10	5.00	1,020.16	5.09	1.00
C	1,000.00	985.00	5.00	1,020.16	5.09	1.00
R	1,000.00	987.50	2.50	1,022.68	2.55	0.50
Y	1,000.00	990.00	0.00	1,025.21	0.00	0.00
R5	1,000.00	989.10	0.00	1,025.21	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$465,437
Qualified Dividend Income*	22.41%
Corporate Dividends Received Deduction*	18.18%
U.S. Treasury Obligations*	1.68%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Income Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-02699 and 002-57526 INCAL-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders December 31, 2015

Invesco International Allocation Fund

Nasdaq:
A: AINAX ■ B: INABX ■ C: INACX ■ R: RINAX ■ Y: AINYX ■ R5: INAIX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor's Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco International Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco International Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific benchmark, the MSCI All Country World ex-U.S. Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.48%
Class B Shares	-10.18
Class C Shares	-10.18
Class R Shares	-9.65
Class Y Shares	-9.25
Class R5 Shares	-9.04
MSCI All Country World ex-U.S. Index▼ (Broad Market/Style-Specific Index)	-5.66
Lipper International Multi-Cap Core Funds Index■ (Peer Group Index)	-2.12
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While developed markets were fairly resilient, or flat, for the year, many emerging markets – particularly China,

Portfolio Composition
Asset Class*	% of total net assets as of 12/31/15

International/Global Growth	32.44%
International/Global Blend	31.17
International/Global Value	27.01
Emerging Markets	8.91
Cash Equivalents Plus Other Assets Less Liabilities	0.47

*	Reflects exposure achieved through investments in affiliated underlying funds.

Total Net Assets	$153.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Brazil and Russia – struggled and ended the year down significantly.

    The Fund’s performance during the reporting period can be attributed to the results of the underlying affiliated funds and strategies, which seek to provide diversified access to international equity markets, across market capitalization and investment styles. There are six underlying funds in the portfolio, including Invesco Developing Markets Fund, Invesco Emerging Markets Equity Fund, Invesco International Core Equity Fund, Invesco International Growth Fund, Invesco International Small Company Fund and PowerShares International Dividend Achievers Portfolio. All of the underlying funds posted negative returns for the reporting period.

    The largest detractor from Fund performance was PowerShares International Dividend Achievers Portfolio, which posted negative returns during the reporting period due to its high exposure to the energy and materials sectors. The strong appreciation of the US dollar during the year also detracted from Fund performance. Invesco International Small Companies Fund detracted from Fund performance due to exposure to Brazil and China, as well as an allocation to the Canadian energy sector. Amid a difficult year for emerging markets, Invesco Developing Markets Fund also detracted from Fund returns.

    No shifts were made in the target allocations of the underlying funds during the reporting period. We recognize that this was a challenging period for international investors. Volatile markets can test an investor’s resolve, but it’s worth remembering that a real investment opportunity may present itself when the markets are turbulent.

4                         Invesco International Allocation Fund

    We welcome new investors who joined the Fund during the year, and we thank you for your continued commitment to Invesco International Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is
manager of Invesco International Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by the Invesco Solutions Team

Effective February 17, 2016, after the close of the reporting period, Jacob Borbidge joined the Fund’s management team.

5                         Invesco International Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	2.49%
10 Years	1.77
5 Years	-0.28
1 Year	-14.44

Class B Shares
Inception (10/31/05)	2.45%
10 Years	1.73
5 Years	-0.29
1 Year	-14.65

Class C Shares
Inception (10/31/05)	2.29%
10 Years	1.58
5 Years	0.10
1 Year	-11.07

Class R Shares
Inception (10/31/05)	2.82%
10 Years	2.10
5 Years	0.62
1 Year	-9.65

Class Y Shares
10 Years	2.53%
5 Years	1.11
1 Year	-9.25

Class R5 Shares
Inception (10/31/05)	3.40%
10 Years	2.68
5 Years	1.27
1 Year	-9.04

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.51%, 2.26%, 2.26%, 1.76%, 1.26% and 1.05%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.88% for Invesco International Allocation Fund.

7                         Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Dividend paying security risk. Securities

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the underlying fund.
■	Financial services sector risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund-of-funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its

8                         Invesco International Allocation Fund

investments in certain countries, especially emerging markets countries.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Indexing risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’
portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.
■	Non-correlation risk. The return of an underlying fund’s preferred equity segment may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the underlying index. In addition, the performance of the preferred equity segment and the underlying index may vary due to asset valuation differences and differences between the preferred equity segment and the underlying index resulting from legal restrictions, costs or liquidity constraints.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources.

The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco International Allocation Fund

Schedule of Investments

December 31, 2015

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers–100.21%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/15	Value 12/31/15
Foreign Equity Funds–99.53%
Invesco Developing Markets Fund	4.45%	$7,858,474	$1,114,131	$(579,885)	$(1,491,230)	$(92,153)		$106,534	278,843	$6,809,337
Invesco Emerging Market Equity Fund(b)	4.46%	7,891,179	527,682	(819,349)	(621,537)	(145,420)		—	1,084,532	6,832,555
Invesco International Core Equity Fund	31.17%	54,209,074	2,811,523	(7,332,735)	(252,209)	(1,689,295)		819,648	4,713,362	47,746,358
Invesco International Growth Fund	22.48%	39,478,585	1,764,177	(5,318,900)	(1,272,514)	(213,193)		582,046	1,095,710	34,438,155
Invesco International Small Company Fund	9.96%	17,457,494	3,094,318	(2,423,160)	(2,485,943)	632,257		251,388	997,651	15,264,062
PowerShares International Dividend Achievers Portfolio–ETF	27.01%	48,038,405	6,725,153	(2,102,831)	(11,067,220)	(215,206)		1,762,400	3,047,003	41,378,301
Total Foreign Equity Funds		174,933,211	16,036,984	(18,576,860)	(17,190,653)	(1,723,010)		3,522,016		152,468,768

Money Market Funds–0.68%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	0.34%	257,749	14,774,413	(14,506,712)	—	—		391	525,450	525,450
Premier Portfolio–Institutional Class, 0.24%(c)	0.34%	257,748	14,774,414	(14,506,712)	—	—		249	525,450	525,450
Total Money Market Funds		515,497	29,548,827	(29,013,424)	—	—		640		1,050,900
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $163,112,406)	100.21%	$175,448,708	$45,585,811	$(47,590,284)	$(17,190,653)	$(1,723,010	)(d)	$3,522,656		$153,519,668
OTHER ASSETS LESS LIABILITIES	(0.21)%									(327,250)
NET ASSETS	100.00%									$153,192,418

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange- traded fund.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(d)	Includes $1,010,904 of capital gains distributions from affiliated underlying funds for Invesco International Small Company Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in affiliated underlying funds, at value (Cost $163,112,406)	$153,519,668
Receivable for:
Fund shares sold	158,729
Dividends from affiliated underlying funds	153
Investment for trustee deferred compensation and retirement plans	54,093
Other assets	30,969
Total assets	153,763,612

Liabilities:
Payable for:
Fund shares reacquired	345,168
Accrued fees to affiliates	132,060
Accrued trustees’ and officers’ fees and benefits	189
Accrued other operating expenses	32,528
Trustee deferred compensation and retirement plans	61,249
Total liabilities	571,194
Net assets applicable to shares outstanding	$153,192,418

Net assets consist of:
Shares of beneficial interest	$258,716,747
Undistributed net investment income	123,503
Undistributed net realized gain (loss)	(96,055,094)
Net unrealized appreciation (depreciation)	(9,592,738)
$153,192,418

Net Assets:
Class A	$108,786,606
Class B	$2,343,436
Class C	$23,658,733
Class R	$5,100,357
Class Y	$7,388,131
Class R5	$5,915,155

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	11,403,409
Class B	245,253
Class C	2,476,194
Class R	534,249
Class Y	777,494
Class R5	620,825
Class A:
Net asset value per share	$9.54
Maximum offering price per share
(Net asset value of $9.54 ÷ 94.50%)	$10.10
Class B:
Net asset value and offering price per share	$9.56
Class C:
Net asset value and offering price per share	$9.55
Class R:
Net asset value and offering price per share	$9.55
Class Y:
Net asset value and offering price per share	$9.50
Class R5:
Net asset value and offering price per share	$9.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends from affiliated underlying funds	$3,522,656
Other Income	3,599
Total investment income	3,526,255

Expenses:
Administrative services fees	50,000
Custodian fees	7,942
Distribution fees:
Class A	309,668
Class B	37,293
Class C	268,403
Class R	30,025
Transfer agent fees — A, B, C, R and Y	443,528
Transfer agent fees — R5	5,902
Trustees’ and officers’ fees and benefits	22,271
Registration and filing fees	74,926
Other	92,147
Total expenses	1,342,105
Less: Expense offset arrangement(s)	(1,585)
Net expenses	1,340,520
Net investment income	2,185,735

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(2,733,914)
Net realized gain from distributions of affiliated underlying fund shares	1,010,904
(1,723,010)
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(17,190,653)
Net gain (loss) from affiliated underlying funds	(18,913,663)
Net increase (decrease) in net assets resulting from operations	$(16,727,928)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$2,185,735	$2,447,719
Net realized gain (loss)	(1,723,010)	3,646,424
Change in net unrealized appreciation (depreciation)	(17,190,653)	(9,571,030)
Net increase (decrease) in net assets resulting from operations	(16,727,928)	(3,476,887)

Distributions to shareholders from net investment income:
Class A	(1,557,579)	(2,138,432)
Class B	(13,100)	(46,784)
Class C	(129,408)	(234,570)
Class R	(57,615)	(90,024)
Class Y	(130,522)	(133,497)
Class R5	(114,279)	(5,178)
Total distributions from net investment income	(2,002,503)	(2,648,485)

Share transactions–net:
Class A	(6,561,228)	(3,146,300)
Class B	(2,672,336)	(3,544,461)
Class C	(1,347,346)	(1,375,399)
Class R	(544,357)	70,103
Class Y	913,228	(306,337)
Class R5	6,886,888	(1,152,871)
Net increase (decrease) in net assets resulting from share transactions	(3,325,151)	(9,455,265)
Net increase (decrease) in net assets	(22,055,582)	(15,580,637)

Net assets:
Beginning of year	175,248,000	190,828,637
End of year (includes undistributed net investment income of $123,503 and $(59,729), respectively)	$153,192,418	$175,248,000

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco International Allocation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

14                         Invesco International Allocation Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

15                         Invesco International Allocation Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $40,006 in front-end sales commissions from the sale of Class A shares and $218, $681 and $776 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,585.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco International Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$2,002,503	$2,648,485

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$186,916
Net unrealized appreciation (depreciation) — investments	(35,644,540)
Temporary book/tax differences	(63,413)
Capital loss carryforward	(70,003,292)
Shares of beneficial interest	258,716,747
Total net assets	$153,192,418

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$27,122,541	$—	$27,122,541
December 31, 2017	23,283,288	—	23,283,288
December 31, 2018	9,317,140	—	9,317,140
Not subject to expiration	663,923	9,616,400	10,280,323
	$60,386,892	$9,616,400	$70,003,292

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $16,036,984 and $18,576,860, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,207,512
Aggregate unrealized (depreciation) of investment securities	(39,852,052)
Net unrealized appreciation (depreciation) of investment securities	$(35,644,540)

Cost of investments for tax purposes is $189,164,208.

17                         Invesco International Allocation Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,857,510	$19,514,176	1,961,296	$21,922,387
Class B	8,517	90,550	17,676	199,727
Class C	409,280	4,341,493	437,812	4,889,538
Class R	115,102	1,220,526	146,752	1,640,369
Class Y	337,200	3,523,977	229,043	2,568,918
Class R5	816,886	9,039,612	3,422	38,309

Issued as reinvestment of dividends:
Class A	150,487	1,444,677	187,034	1,961,988
Class B	1,285	12,364	4,158	43,657
Class C	11,950	114,962	20,252	212,646
Class R	5,978	57,451	8,565	89,931
Class Y	10,895	104,154	8,471	88,603
Class R5	11,850	113,637	416	4,366

Automatic conversion of Class B shares to Class A shares:
Class A	176,588	1,910,650	208,510	2,334,929
Class B	(176,962)	(1,910,650)	(209,218)	(2,334,929)

Reacquired:
Class A	(2,798,673)	(29,430,731)	(2,634,192)	(29,365,604)
Class B	(80,910)	(864,600)	(130,631)	(1,452,916)
Class C	(552,222)	(5,803,801)	(585,471)	(6,477,583)
Class R	(172,278)	(1,822,334)	(149,297)	(1,660,197)
Class Y	(260,196)	(2,714,903)	(269,507)	(2,963,858)
Class R5	(211,820)	(2,266,361)	(107,255)	(1,195,546)
Net increase (decrease) in share activity	(339,533)	$(3,325,151)	(852,164)	$(9,455,265)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco International Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waiver and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(e)
Class A
Year ended 12/31/15	$10.69	$0.15	$(1.16)	$(1.01)	$(0.14)	$9.54	(9.48)%	$108,787	0.66	%(f)	0.66	%(f)	1.37	%(f)	9%
Year ended 12/31/14	11.07	0.16	(0.36)	(0.20)	(0.18)	10.69	(1.78)	128,452	0.63		0.63		1.46		12
Year ended 12/31/13	9.94	0.14	1.15	1.29	(0.16)	11.07	13.02	136,055	0.64		0.64		1.36		8
Year ended 12/31/12	9.07	0.14	1.09	1.23	(0.36)	9.94	13.62	125,566	0.60		0.68		1.42		6
Year ended 12/31/11	10.10	0.20	(1.07)	(0.87)	(0.16)	9.07	(8.57)	123,677	0.43		0.66		1.97		11
Class B
Year ended 12/31/15	10.69	0.07	(1.15)	(1.08)	(0.05)	9.56	(10.08)	2,343	1.41	(f)	1.41	(f)	0.62	(f)	9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	5,276	1.38		1.38		0.71		12
Year ended 12/31/13	9.94	0.06	1.14	1.20	(0.08)	11.06	12.09	8,974	1.39		1.39		0.61		8
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	9.94	12.78	10,606	1.35		1.43		0.67		6
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	8.98	(9.21)	12,392	1.18		1.41		1.22		11
Class C
Year ended 12/31/15	10.69	0.07	(1.16)	(1.09)	(0.05)	9.55	(10.18)	23,659	1.41	(f)	1.41	(f)	0.62	(f)	9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	27,874	1.38		1.38		0.71		12
Year ended 12/31/13	9.94	0.06	1.14	1.20	(0.08)	11.06	12.09	30,241	1.39		1.39		0.61		8
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	9.94	12.78	27,929	1.35		1.43		0.67		6
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	8.98	(9.21)	29,727	1.18		1.41		1.22		11
Class R
Year ended 12/31/15	10.69	0.12	(1.15)	(1.03)	(0.11)	9.55	(9.65)	5,100	0.91	(f)	0.91	(f)	1.12	(f)	9
Year ended 12/31/14	11.07	0.14	(0.37)	(0.23)	(0.15)	10.69	(2.05)	6,260	0.88		0.88		1.21		12
Year ended 12/31/13	9.94	0.12	1.14	1.26	(0.13)	11.07	12.74	6,412	0.89		0.89		1.11		8
Year ended 12/31/12	9.04	0.11	1.09	1.20	(0.30)	9.94	13.35	5,554	0.85		0.93		1.17		6
Year ended 12/31/11	10.06	0.17	(1.06)	(0.89)	(0.13)	9.04	(8.81)	4,929	0.68		0.91		1.72		11
Class Y
Year ended 12/31/15	10.65	0.17	(1.15)	(0.98)	(0.17)	9.50	(9.25)	7,388	0.41	(f)	0.41	(f)	1.62	(f)	9
Year ended 12/31/14	11.03	0.19	(0.36)	(0.17)	(0.21)	10.65	(1.52)	7,345	0.38		0.38		1.71		12
Year ended 12/31/13	9.91	0.17	1.13	1.30	(0.18)	11.03	13.23	7,959	0.39		0.39		1.61		8
Year ended 12/31/12	9.07	0.16	1.09	1.25	(0.41)	9.91	13.90	6,732	0.35		0.43		1.67		6
Year ended 12/31/11	10.10	0.22	(1.06)	(0.84)	(0.19)	9.07	(8.30)	4,396	0.18		0.41		2.22		11
Class R5
Year ended 12/31/15	10.68	0.19	(1.15)	(0.96)	(0.19)	9.53	(9.04)	5,915	0.24	(f)	0.24	(f)	1.79	(f)	9
Year ended 12/31/14	11.07	0.23	(0.38)	(0.15)	(0.24)	10.68	(1.35)	42	0.17		0.17		1.92		12
Year ended 12/31/13	9.94	0.19	1.15	1.34	(0.21)	11.07	13.52	1,188	0.18		0.18		1.82		8
Year ended 12/31/12	9.10	0.17	1.11	1.28	(0.44)	9.94	14.09	274	0.21		0.22		1.81		6
Year ended 12/31/11	10.16	0.22	(1.09)	(0.87)	(0.19)	9.10	(8.52)	177	0.18		0.22		2.22		11

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal year ended December 31, 2011.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.81%, 0.88%, 0.88%, 0.88% and 0.88% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $123,867, $3,729, $26,840, $6,005, $7,043 and $5,899, for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

19                         Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

20                         Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, through December 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$887.80	$3.14	$1,021.88	$3.36	0.66%
B	1,000.00	884.20	6.70	1,018.10	7.17	1.41
C	1,000.00	884.20	6.70	1,018.10	7.17	1.41
R	1,000.00	886.90	4.33	1,020.62	4.63	0.91
Y	1,000.00	889.50	1.95	1,023.14	2.09	0.41
R5	1,000.00	888.30	1.14	1,024.00	1.22	0.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco International Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 INTAL-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders | December 31, 2015

Invesco Mid Cap Core Equity Fund

Nasdaq:
A: GTAGX ■ B: GTABX ■ C: GTACX ■ R: GTARX ■ Y: GTAYX ■ R5: GTAVX ■ R6: GTAFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
20 Financial Highlights
21 Auditor's Report
22 Fund Expenses
23 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Mid Cap Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco Mid Cap Core Equity Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.33%
Class B Shares	-5.08
Class C Shares	-5.04
Class R Shares	-4.58
Class Y Shares	-4.12
Class R5 Shares	-3.94
Class R6 Shares	-3.85
S&P 500 Index▼ (Broad Market Index)	1.38
Russell Midcap Index▼ (Style-Specific Index)	-2.44
Lipper Mid-Cap Core Funds Index■ (Peer Group Index)	-3.61

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall of 2015, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    During the year, stock selection in the energy, financials and materials sectors benefited Fund performance relative to the Fund’s style-specific benchmark. The largest detractors from Fund performance included stock selection in the consumer discretionary, health care, industrials and information technology (IT) sectors.

    One of the most significant contributors to Fund performance for the year was Salix Pharmaceuticals. Salix received multiple takeover offers before agreeing to be acquired by Valeant Pharmaceuticals (not a Fund holding).

    Insurance company Progressive was also a contributor to Fund performance. During the year, the company released a strong earnings report with better-than-expected top-line growth supported by continued gains in market share. This positive outlook boosted the company’s stock price.

    The largest detractor from Fund performance relative to the Russell Midcap Index was Kennametal. The industrial machinery specialist struggled due to its exposure to the slumping energy sector. In addition, the company’s exposure to China, particularly in the automotive and coal industries, hurt its stock price.

    NetApp posted disappointing results and announced a cautious earnings outlook as the company struggled to find customers for its data-storage products amid a shift to various cloud storage offerings and several next-generation storage competitors.

    The Fund’s conservative positioning and allocation to cash hurt Fund performance during the year. We have been quite active in deploying cash during periods of

Portfolio Composition
By sector	% of total net assets

Financials	21.0%
Information Technology	16.6
Industrials	12.8
Consumer Discretionary	10.3
Health Care	9.8
Materials	4.9
Consumer Staples	4.5
Energy	4.3
Utilities	3.7
Money Market Funds Plus Other Assets Less Liabilities	12.1

Top 10 Equity Holdings*
% of total net assets

1. Progressive Corp. (The)	3.2%
2. First Republic Bank	3.1
3. Brown & Brown, Inc.	2.5
4. Moody’s Corp.	2.5
5. St. James’s Place PLC	2.4
6. Torchmark Corp.	2.4
7. Arch Capital Group Ltd.	2.2
8. Amphenol Corp.-Class A	2.2
9. CMS Energy Corp.	2.2
10. International Flavors & Fragrances Inc.	2.0

Total Net Assets	$1.9 billion

Total Number of Holdings*	64

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

4                         Invesco Mid Cap Core Equity Fund

market volatility. Though the Fund’s allocation to cash decreased during the year, our position detracted from Fund performance in a market in which riskier investments like stocks performed well.

    During the reporting period, our largest overweight position relative to the Russell Midcap Index was in the IT sector. The Fund also had a slight overweight position in the energy sector. The largest underweight positions were in the consumer discretionary, consumer staples, financials, health care, industrials, materials and utilities sectors.

    As always, we are focused on companies that provide an attractive return on invested capital, trade at attractive valuations and have management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

    We thank you for your continued investment in Invesco Mid Cap Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core equity team, is lead manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Mid Cap Core Fund. He joined

Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

5                         Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (6/9/87)	10.05%
10 Years	5.07
5 Years	4.78
1 Year	-9.60

Class B Shares
Inception (4/1/93)	9.44%
10 Years	5.03
5 Years	4.93
1 Year	-9.42

Class C Shares
Inception (5/3/99)	7.45%
10 Years	4.87
5 Years	5.19
1 Year	-5.91

Class R Shares
Inception (6/3/02)	6.18%
10 Years	5.39
5 Years	5.71
1 Year	-4.58

Class Y Shares
10 Years	5.85%
5 Years	6.23
1 Year	-4.12

Class R5 Shares
Inception (3/15/02)	6.64%
10 Years	6.08
5 Years	6.38
1 Year	-3.94

Class R6 Shares
10 Years	5.82%
5 Years	6.30
1 Year	-3.85

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95%, 0.84% and 0.75%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 0.86% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                         Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–87.90%
Advertising–1.07%
Publicis Groupe S.A. (France)	313,427	$20,787,868

Aerospace & Defense–0.85%
Meggitt PLC (United Kingdom)	2,987,771	16,503,372

Apparel, Accessories & Luxury Goods–1.18%
PVH Corp.	311,910	22,972,171

Application Software–1.00%
Synopsys, Inc.(b)	428,530	19,545,253

Asset Management & Custody Banks–1.76%
Northern Trust Corp.	476,493	34,350,380

Auto Parts & Equipment–0.93%
Dana Holding Corp.	1,315,995	18,160,731

Automotive Retail–0.60%
Advance Auto Parts, Inc.	78,080	11,751,821

Biotechnology–1.40%
United Therapeutics Corp.(b)	173,617	27,190,158

Brewers–1.32%
Molson Coors Brewing Co.–Class B	273,229	25,661,668

Communications Equipment–2.53%
F5 Networks, Inc.(b)	283,373	27,475,846
Juniper Networks, Inc.	790,956	21,830,386
		49,306,232

Computer & Electronics Retail–0.91%
GameStop Corp.–Class A	633,533	17,764,265

Data Processing & Outsourced Services–1.89%
Jack Henry & Associates, Inc.	470,534	36,729,884

Electronic Components–2.18%
Amphenol Corp.–Class A	814,484	42,540,499

Electronic Equipment & Instruments–1.36%
FLIR Systems, Inc.	940,357	26,395,821

Environmental & Facilities Services–1.55%
Republic Services, Inc.	684,652	30,117,841

Health Care Distributors–1.80%
Cardinal Health, Inc.	391,476	34,947,063

Health Care Equipment–2.01%
ResMed Inc.	414,154	22,235,928
Wright Medical Group N.V.(b)	696,374	16,838,324
		39,074,252

Health Care Facilities–1.44%
Community Health Systems Inc.(b)	583,611	15,483,200

	Shares	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.(b)	416,022	$12,605,466
		28,088,666

Homebuilding–1.88%
D.R. Horton, Inc.	1,143,292	36,619,643

Homefurnishing Retail–0.70%
Aaron’s, Inc.	610,881	13,677,626

Hotels, Resorts & Cruise Lines–1.21%
Norwegian Cruise Line Holdings Ltd.(b)	400,959	23,496,197

Household Appliances–0.74%
Whirlpool Corp.	98,427	14,455,973

Industrial Machinery–8.56%
Flowserve Corp.	285,451	12,011,778
Kennametal Inc.	1,160,285	22,277,472
Lincoln Electric Holdings, Inc.	470,178	24,397,536
Nordson Corp.	305,429	19,593,270
Parker-Hannifin Corp.	152,912	14,829,406
Stanley Black & Decker Inc.	305,564	32,612,846
Timken Co. (The)	440,771	12,601,643
Xylem, Inc.	773,900	28,247,350
		166,571,301

Insurance Brokers–2.51%
Brown & Brown, Inc.	1,524,458	48,935,102

IT Consulting & Other Services–1.04%
EPAM Systems, Inc.(b)	258,394	20,314,936

Life & Health Insurance–4.74%
St. James’s Place PLC (United Kingdom)	3,150,426	46,465,435
Torchmark Corp.	801,572	45,817,856
		92,283,291

Life Sciences Tools & Services–1.52%
Agilent Technologies, Inc.	706,207	29,526,515

Marine–0.64%
Kirby Corp.(b)	235,872	12,411,585

Multi-Utilities–3.75%
CMS Energy Corp.	1,165,294	42,043,807
WEC Energy Group, Inc.	603,158	30,948,037
		72,991,844

Office REIT’s–1.02%
Boston Properties, Inc.	155,327	19,810,406

Oil & Gas Equipment & Services–0.99%
Core Laboratories N.V.	178,002	19,355,937

Oil & Gas Exploration & Production–3.35%
Cabot Oil & Gas Corp.	1,126,407	19,926,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Core Equity Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc.(b)	261,253	$24,259,954
Vermilion Energy, Inc. (Canada)	776,742	21,105,564
		65,291,658

Packaged Foods & Meats–3.15%
Hain Celestial Group, Inc. (The)(b)	331,563	13,391,829
JM Smucker Co. (The)	256,880	31,683,579
Mead Johnson Nutrition Co.	206,306	16,287,859
		61,363,267

Paper Packaging–0.75%
Packaging Corp. of America	232,596	14,665,178

Pharmaceuticals–1.62%
Endo International PLC(b)	516,519	31,621,293

Property & Casualty Insurance–5.39%
Arch Capital Group Ltd.(b)	623,158	43,465,270
Progressive Corp. (The)	1,934,091	61,504,094
		104,969,364

Regional Banks–3.09%
First Republic Bank	909,481	60,080,315

Semiconductor Equipment–1.35%
Teradyne, Inc.	1,268,725	26,224,546

Semiconductors–3.79%
Linear Technology Corp.	898,246	38,148,507
Xilinx, Inc.	756,711	35,542,716
		73,691,223

	Shares	Value
Specialized Finance–2.45%
Moody’s Corp.	475,194	$47,680,966

Specialty Chemicals–4.16%
Albemarle Corp.	357,289	20,011,757
International Flavors & Fragrances Inc.	330,162	39,500,582
Koninklijke DSM N.V. (Netherlands)	429,251	21,480,690
		80,993,029

Specialty Stores–1.09%
Dick’s Sporting Goods, Inc.	602,186	21,287,275

Technology Hardware, Storage & Peripherals–1.44%
NetApp, Inc.	1,056,562	28,030,590

Trucking–1.19%
Hertz Global Holdings, Inc.(b)	1,622,033	23,081,530
Total Common Stocks & Other Equity Interests (Cost $1,458,165,370)		1,711,318,535

Money Market Funds–12.35%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	120,157,990	120,157,990
Premier Portfolio–Institutional Class, 0.24%(c)	120,157,990	120,157,990
Total Money Market Funds (Cost $240,315,980)		240,315,980
TOTAL INVESTMENTS–100.25% (Cost $1,698,481,350)		1,951,634,515
OTHER ASSETS LESS LIABILITIES–(0.25)%		(4,783,905)
NET ASSETS–100.00%		$1,946,850,610

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (Cost $1,458,165,370)	$1,711,318,535
Investments in affiliated money market funds, at value and cost	240,315,980
Total investments, at value (Cost $1,698,481,350)	1,951,634,515
Foreign currencies, at value (Cost $84,215)	83,592
Receivable for:
Fund shares sold	4,283,413
Dividends	2,050,913
Investment for trustee deferred compensation and retirement plans	418,078
Other assets	43,759
Total assets	1,958,514,270

Liabilities:
Payable for:
Investments purchased	2,713,026
Fund shares reacquired	7,029,856
Accrued fees to affiliates	1,341,631
Accrued trustees’ and officers’ fees and benefits	390
Accrued other operating expenses	88,070
Trustee deferred compensation and retirement plans	490,687
Total liabilities	11,663,660
Net assets applicable to shares outstanding	$1,946,850,610

Net assets consist of:
Shares of beneficial interest	$1,649,401,450
Undistributed net investment income	(481,095)
Undistributed net realized gain	44,776,902
Net unrealized appreciation	253,153,353
$1,946,850,610

Net Assets:
Class A	$935,951,135
Class B	$16,073,572
Class C	$124,748,278
Class R	$76,246,224
Class Y	$743,987,727
Class R5	$46,583,977
Class R6	$3,259,697

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	44,269,317
Class B	1,108,351
Class C	8,631,699
Class R	3,722,196
Class Y	34,725,377
Class R5	2,046,818
Class R6	142,927
Class A:
Net asset value per share	$21.14
Maximum offering price per share
(Net asset value of $21.14 ÷ 94.50%)	$22.37
Class B:
Net asset value and offering price per share	$14.50
Class C:
Net asset value and offering price per share	$14.45
Class R:
Net asset value and offering price per share	$20.48
Class Y:
Net asset value and offering price per share	$21.42
Class R5:
Net asset value and offering price per share	$22.76
Class R6:
Net asset value and offering price per share	$22.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $306,564)	$25,872,267
Dividends from affiliated money market funds	297,625
Total investment income	26,169,892

Expenses:
Advisory fees	15,374,054
Administrative services fees	472,481
Custodian fees	65,382
Distribution fees:
Class A	2,682,148
Class B	210,433
Class C	1,560,907
Class R	447,207
Transfer agent fees — A, B, C, R and Y	4,866,758
Transfer agent fees — R5	105,759
Transfer agent fees — R6	272
Trustees’ and officers’ fees and benefits	70,612
Other	487,146
Total expenses	26,343,159
Less: Fees waived and expense offset arrangement(s)	(522,921)
Net expenses	25,820,238
Net investment income	349,654

Realized and unrealized (loss) gain from:
Net realized gain (loss) from:
Investment securities	162,643,645
Foreign currencies	(443,808)
162,199,837
Change in net unrealized appreciation (depreciation) of:
Investment securities	(243,176,193)
Foreign currencies	435
(243,175,758)
Net realized and unrealized gain (loss)	(80,975,921)
Net increase (decrease) in net assets resulting from operations	$(80,626,267)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$349,654	$4,792,254
Net realized gain	162,199,837	205,441,424
Change in net unrealized appreciation (depreciation)	(243,175,758)	(95,299,845)
Net increase (decrease) in net assets resulting from operations	(80,626,267)	114,933,833

Distributions to shareholders from net investment income:
Class A	(344,313)	(67,089)
Class Y	(268,259)	(2,266,788)
Class R5	(16,355)	(556,116)
Class R6	(1,115)	(17,056)
Total distributions from net investment income	(630,042)	(2,907,049)

Distributions to shareholders from net realized gains:
Class A	(56,605,547)	(122,026,362)
Class B	(1,414,798)	(3,623,743)
Class C	(10,927,259)	(25,836,129)
Class R	(4,758,131)	(10,929,551)
Class Y	(44,102,513)	(83,013,129)
Class R5	(2,688,837)	(14,313,691)
Class R6	(183,250)	(355,488)
Total distributions from net realized gains	(120,680,335)	(260,098,093)

Share transactions–net:
Class A	(122,027,477)	(161,690,874)
Class B	(6,813,713)	(6,226,018)
Class C	(38,723,166)	(3,929,073)
Class R	(15,204,300)	(19,084,069)
Class Y	11,203,505	210,460,029
Class R5	(99,081,311)	(69,900,736)
Class R6	(85,909)	(402,498)
Net increase (decrease) in net assets resulting from share transactions	(270,732,371)	(50,773,239)
Net increase (decrease) in net assets	(472,669,015)	(198,844,548)

Net assets:
Beginning of year	2,419,519,625	2,618,364,173
End of year (includes undistributed net investment income of $(481,095) and $1,294,154, respectively)	$1,946,850,610	$2,419,519,625

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares

13                         Invesco Mid Cap Core Equity Fund

may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

14                         Invesco Mid Cap Core Equity Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

15                         Invesco Mid Cap Core Equity Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $516,373.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $234,864 in front-end sales commissions from the sale of Class A shares and $1,816, $9,675 and $4,927 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2015, the Fund incurred $293 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Mid Cap Core Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,862,900,522	$88,733,993	$—	$1,951,634,515

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $4,174,506.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,548.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Mid Cap Core Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$21,237,105	$43,528,386
Long-term capital gain	100,073,272	219,476,756
Total distributions	$121,310,377	$263,005,142

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$78,647
Undistributed long-term gain	56,092,989
Net unrealized appreciation — investments	241,837,078
Net unrealized appreciation — other investments	188
Temporary book/tax differences	(524,127)
Late-Year ordinary loss deferral	(35,615)
Shares of beneficial interest	1,649,401,450
Total net assets	$1,946,850,610

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $1,023,051,165 and $1,233,382,820, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$377,272,484
Aggregate unrealized (depreciation) of investment securities	(135,435,406)
Net unrealized appreciation of investment securities	$241,837,078

Cost of investments for tax purposes is $1,709,797,437.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2015, undistributed net investment income was decreased by $1,494,861 and undistributed net realized gain was increased by $1,494,861. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	4,716,775	$111,062,198	5,004,982	$129,388,002
Class B	22,516	361,880	35,446	674,275
Class C	726,403	12,026,625	831,681	15,846,763
Class R	710,938	16,325,141	760,600	19,170,344
Class Y	6,544,999	156,803,493	9,902,505	261,630,770
Class R5	619,275	15,636,914	916,297	24,608,112
Class R6	17,368	434,817	15,570	431,306

Issued as reinvestment of dividends:
Class A	2,584,533	54,456,084	5,315,190	121,186,351
Class B	94,869	1,371,811	221,068	3,579,082
Class C	728,039	10,491,034	1,582,609	25,543,218
Class R	232,807	4,753,928	492,270	10,918,541
Class Y	2,048,839	43,742,712	3,673,574	84,602,423
Class R5	118,144	2,679,520	608,234	14,804,423
Class R6	8,089	183,799	15,238	371,353

Automatic conversion of Class B shares to Class A shares:
Class A	190,041	4,496,641	216,139	5,570,199
Class B	(269,195)	(4,496,641)	(291,597)	(5,570,199)

Reacquired:
Class A	(12,351,903)	(292,042,400)	(16,114,997)	(417,835,426)
Class B	(243,980)	(4,050,763)	(257,225)	(4,909,176)
Class C	(3,664,872)	(61,240,825)	(2,388,544)	(45,319,054)
Class R	(1,572,108)	(36,283,369)	(1,957,416)	(49,172,954)
Class Y	(7,915,270)	(189,342,700)	(5,221,466)	(135,773,164)
Class R5	(4,512,313)	(117,397,745)	(3,943,919)	(109,313,271)
Class R6	(27,703)	(704,525)	(44,164)	(1,205,157)
Net increase (decrease) in share activity	(11,193,709)	$(270,732,371)	(627,925)	$(50,773,239)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 39% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19                         Invesco Mid Cap Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/15	$23.52	$(0.01)		$(1.01)	$(1.02)	$(0.01)	$(1.35)	$(1.36)	$21.14	(4.33)%	$935,951	1.19	%(d)	1.21	%(d)	(0.02	)%(d)	54%
Year ended 12/31/14	25.20	0.04		1.01	1.05	(0.00)	(2.73)	(2.73)	23.52	4.51	1,155,635	1.17		1.19		0.17		35
Year ended 12/31/13	21.37	(0.01)		6.15	6.14	—	(2.31)	(2.31)	25.20	29.19	1,378,888	1.16		1.19		(0.04)		33
Year ended 12/31/12	21.02	0.12	(e)	2.03	2.15	(0.12)	(1.68)	(1.80)	21.37	10.38	1,352,886	1.17		1.20		0.55	(e)	61
Year ended 12/31/11	23.17	(0.02)		(1.42)	(1.44)	—	(0.71)	(0.71)	21.02	(6.24)	1,554,838	1.16		1.19		(0.09)		57
Class B
Year ended 12/31/15	16.70	(0.13)		(0.72)	(0.85)	—	(1.35)	(1.35)	14.50	(5.08)	16,074	1.94	(d)	1.96	(d)	(0.77	)(d)	54
Year ended 12/31/14	18.81	(0.11)		0.73	0.62	—	(2.73)	(2.73)	16.70	3.74	25,115	1.92		1.94		(0.58)		35
Year ended 12/31/13	16.55	(0.15)		4.72	4.57	—	(2.31)	(2.31)	18.81	28.20	33,795	1.91		1.94		(0.79)		33
Year ended 12/31/12	16.66	(0.03	)(e)	1.60	1.57	—	(1.68)	(1.68)	16.55	9.60	36,795	1.92		1.95		(0.20	)(e)	61
Year ended 12/31/11	18.66	(0.16)		(1.13)	(1.29)	—	(0.71)	(0.71)	16.66	(6.95)	55,166	1.91		1.94		(0.84)		57
Class C
Year ended 12/31/15	16.64	(0.13)		(0.71)	(0.84)	—	(1.35)	(1.35)	14.45	(5.04)	124,748	1.94	(d)	1.96	(d)	(0.77	)(d)	54
Year ended 12/31/14	18.76	(0.11)		0.72	0.61	—	(2.73)	(2.73)	16.64	3.69	180,461	1.92		1.94		(0.58)		35
Year ended 12/31/13	16.51	(0.15)		4.71	4.56	—	(2.31)	(2.31)	18.76	28.21	202,919	1.91		1.94		(0.79)		33
Year ended 12/31/12	16.62	(0.03	)(e)	1.60	1.57	—	(1.68)	(1.68)	16.51	9.62	190,302	1.92		1.95		(0.20	)(e)	61
Year ended 12/31/11	18.62	(0.16)		(1.13)	(1.29)	—	(0.71)	(0.71)	16.62	(6.97)	220,772	1.91		1.94		(0.84)		57
Class R
Year ended 12/31/15	22.88	(0.06)		(0.99)	(1.05)	—	(1.35)	(1.35)	20.48	(4.58)	76,246	1.44	(d)	1.46	(d)	(0.27	)(d)	54
Year ended 12/31/14	24.65	(0.02)		0.98	0.96	—	(2.73)	(2.73)	22.88	4.24	99,552	1.42		1.44		(0.08)		35
Year ended 12/31/13	21.00	(0.07)		6.03	5.96	—	(2.31)	(2.31)	24.65	28.85	124,622	1.41		1.44		(0.29)		33
Year ended 12/31/12	20.66	0.07	(e)	2.00	2.07	(0.05)	(1.68)	(1.73)	21.00	10.17	125,474	1.42		1.45		0.30	(e)	61
Year ended 12/31/11	22.85	(0.08)		(1.40)	(1.48)	—	(0.71)	(0.71)	20.66	(6.51)	165,812	1.41		1.44		(0.34)		57
Class Y
Year ended 12/31/15	23.76	0.05		(1.03)	(0.98)	(0.01)	(1.35)	(1.36)	21.42	(4.12)	743,988	0.94	(d)	0.96	(d)	0.23	(d)	54
Year ended 12/31/14	25.44	0.11		1.01	1.12	(0.07)	(2.73)	(2.80)	23.76	4.76	808,895	0.92		0.94		0.42		35
Year ended 12/31/13	21.50	0.05		6.20	6.25	—	(2.31)	(2.31)	25.44	29.53	653,577	0.91		0.94		0.21		33
Year ended 12/31/12	21.14	0.18	(e)	2.04	2.22	(0.18)	(1.68)	(1.86)	21.50	10.68	469,510	0.92		0.95		0.80	(e)	61
Year ended 12/31/11	23.25	0.04		(1.44)	(1.40)	—	(0.71)	(0.71)	21.14	(6.05)	175,773	0.91		0.94		0.16		57
Class R5
Year ended 12/31/15	25.11	0.09		(1.08)	(0.99)	(0.01)	(1.35)	(1.36)	22.76	(3.94)	46,584	0.81	(d)	0.83	(d)	0.36	(d)	54
Year ended 12/31/14	26.73	0.15		1.07	1.22	(0.11)	(2.73)	(2.84)	25.11	4.88	146,211	0.81		0.83		0.53		35
Year ended 12/31/13	22.47	0.08		6.49	6.57	—	(2.31)	(2.31)	26.73	29.68	220,321	0.81		0.83		0.31		33
Year ended 12/31/12	22.03	0.22	(e)	2.12	2.34	(0.22)	(1.68)	(1.90)	22.47	10.78	253,815	0.80		0.83		0.92	(e)	61
Year ended 12/31/11	24.15	0.07		(1.48)	(1.41)	—	(0.71)	(0.71)	22.03	(5.87)	339,807	0.79		0.82		0.28		57
Class R6
Year ended 12/31/15	25.14	0.11		(1.08)	(0.97)	(0.01)	(1.35)	(1.36)	22.81	(3.85)	3,260	0.72	(d)	0.74	(d)	0.45	(d)	54
Year ended 12/31/14	26.76	0.17		1.07	1.24	(0.13)	(2.73)	(2.86)	25.14	4.97	3,650	0.72		0.74		0.62		35
Year ended 12/31/13	22.48	0.11		6.48	6.59	—	(2.31)	(2.31)	26.76	29.75	4,243	0.72		0.74		0.40		33
Year ended 12/31/12(f)	24.00	0.07	(e)	0.31	0.38	(0.22)	(1.68)	(1.90)	22.48	1.75	9	0.67	(g)	0.70	(g)	1.05	(e)(g)	61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,072,859, $21,043, $156,091, $89,441, $796,660, $110,256 and $3,503 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes a special cash dividend received of $1.00 per share owned of Tellabs Inc. on December 24, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.08 and 0.38%, $(0.07) and (0.37)%, $(0.07) and (0.37)%, $0.03 and 0.13%, $0.14 and 0.63%, $0.18 and 0.75%, $0.03 and 0.88%, for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for class R6 shares.
(g)	Annualized.

20                         Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

21                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$922.50	$5.81	$1,019.16	$6.11	1.20%
B	1,000.00	919.00	9.43	1,015.38	9.91	1.95
C	1,000.00	919.20	9.43	1,015.38	9.91	1.95
R	1,000.00	921.60	7.02	1,017.90	7.38	1.45
Y	1,000.00	923.80	4.61	1,020.42	4.84	0.95
R5	1,000.00	924.50	3.93	1,021.12	4.13	0.81
R6	1,000.00	925.10	3.54	1,021.53	3.72	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$100,073,272
Qualified Dividend Income*	99.62%
Corporate Dividends Received Deduction*	99.41%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$19,556,010

23                         Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Core Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 MCCE-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders **December 31, 2015**

Invesco Multi-Asset Inflation Fund

Nasdaq:
A: MIZAX ■ C: MIZCX ■ R: MIZRX ■ Y: MIZYX ■ R5: MIZFX ■ R6: MIZSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
7 Supplemental Information
12 Schedule of Investments
13 Financial Statements
15 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Multi-Asset Inflation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Multi-Asset Inflation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco Multi-Asset Inflation Fund (the Fund), at net asset value (NAV), underperformed the Barclays 1-3 Month Treasury Bill Index, the Fund’s broad market benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.39%
Class C Shares	-12.15
Class R Shares	-11.60
Class Y Shares	-11.11
Class R5 Shares	-11.11
Class R6 Shares	-11.11
Barclays 1-3 Month Treasury Bill Index▼ (Broad Market Index)	0.03
US Consumer Price Index■ (Style-Specific Index)	0.73
Lipper Flexible Portfolio Funds Index¿ (Peer Group Index)	-2.53
Source(s): ▼FactSet Research Systems Inc.; ■Bloomberg LP; ¿Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While developed markets were fairly resilient, or flat, for the year, many emerging markets – particularly China, Brazil and Russia – struggled and ended the year down significantly.

    Against this backdrop, US inflation remained low during the year. Despite a tighter labor market, wages rose little and any impact on inflation was largely offset by the effect of a strong US dollar and the sharp fall in energy prices. Lower health care price inflation also dampened the overall inflation rate. This inflationary environment negatively impacted the Fund, which seeks to protect investors’ purchasing power through exposure to a broad spectrum of asset classes that may perform well in an inflationary environment. For the reporting period, the Fund achieved exposure to these asset classes by investing in affiliated and unaffiliated underlying funds. These asset classes, which include oil, precious metals and other commodities, were hard hit by the significant decline in oil prices during the year.

    Reflecting these broad macroeconomic themes and given a more positive outlook for the US consumer, iShares U.S. Consumer Goods ETF (an exchange-traded fund in which the Fund invested) contributed to Fund performance for the reporting period. Health care stocks were choppy during the year, especially during the third quarter’s correction when the sector declined more than any other sector. Health care stocks bounced back in the fourth quarter of 2015 and health care was among the strongest-performing sectors for the reporting period as a whole. Reflecting these developments, Invesco Global Health Care Fund (an underlying fund) also contributed to Fund performance for the reporting period.

    Given the headwinds across commodities, particularly oil, PowerShares DB Oil Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Energy Fund, each underlying funds in which the Fund invested in the reporting period, were the largest detractors from Fund performance for the year.

    Please note that some of the Fund’s underlying funds may use derivatives. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of

Portfolio Composition*
By fund type, based on total investments
Equity Funds	35.2%
Exchange-Traded Funds	31.4
Fixed Income Funds	24.7
Alternative Funds	7.3
Money Market Funds	1.4

Total Net Assets	$438.5 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

4                         Invesco Multi-Asset Inflation Fund

leverage and may be less liquid than traditional securities. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

    We changed the positioning of the Fund during the reporting period to reflect shifts in the macroeconomic environment. Specifically, at the beginning of the reporting period, our macroeconomic model gave a higher probability to continued economic growth with low inflation. As the year progressed, the probability of economic contraction increased significantly. Consequently, we increased the Fund’s allocation to Invesco International Growth Fund, PowerShares DB Oil Fund, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, Invesco U.S. Mortgage Fund and Invesco Emerging Market Local Currency Debt Fund. At the same time, we reduced the Fund’s allocation to Invesco Energy Fund, Invesco Global Real Estate Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Global Infrastructure Fund and iShares U.S. Consumer Goods ETF.

    Thank you for investing in Invesco Multi-Asset Inflation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is

manager of Invesco Multi-Asset Inflation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Solutions Team

5                         Invesco Multi-Asset Inflation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/14/14*

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges
Class A Shares
Inception (10/14/14)	-16.13%
1 Year	-16.31

Class C Shares
Inception (10/14/14)	-12.81%
1 Year	-13.02

Class R Shares
Inception (10/14/14)	-12.35%
1 Year	-11.60

Class Y Shares
Inception (10/14/14)	-11.87%
1 Year	-11.11

Class R5 Shares
Inception (10/14/14)	-11.87%
1 Year	-11.11

Class R6 Shares
Inception (10/14/14)	-11.87%
1 Year	-11.11

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 1.61%, 1.11%, 1.11% and 1.11%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.78%, 3.53%, 3.03%, 2.53%, 2.43% and 2.38%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.63% for Invesco Multi-Asset Inflation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

6                         Invesco Multi-Asset Inflation Fund

Invesco Multi-Asset Inflation Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

The principal risks of investing in the Fund are:

■	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the inflation-sensitive asset classes and, within each asset class, among the underlying funds and other investments held by the Fund. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in an asset class at an inopportune time. The Adviser’s allocation of the Fund’s assets among asset classes and underlying funds and other investments may therefore not produce the desired results and could cause the Fund to perform poorly or underperform other available funds. The Fund may underperform the rate of inflation during a sudden rapid rise in inflation as the Fund’s investment strategy relies on historical trends and may not react quickly enough to capture a spike in interest rates.
■	Exchange-traded funds risk. An investment by the Fund or an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition,

an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include:

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED I MAY LOSE VALUE I NO BANK GUARANTEE

federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund that invests in commodity-linked derivatives to a significant degree might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. The Internal Revenue Service has issued a number of private letter rulings to mutual funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could limit the underlying fund’s ability to pursue its investment strategy and the underlying fund might not qualify continued on page 8

7                         Invesco Multi-Asset Inflation Fund

continued from page 7

as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action. The underlying fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Commodity risk. Certain of the underlying fund’s significant investment exposure to the commodities markets and/ or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Consumer discretionary sector risk. An underlying fund may concentrate its investments in securities of issuers in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than certain underlying funds to implement their investment strategy.

8                         Invesco Multi-Asset Inflation Fund

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Energy industry sector risk. Certain underlying funds may concentrate their investments in the securities of issuers engaged primarily in energy-related industries. The businesses in which an underlying fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of such underlying fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Health care sector risk. An underlying fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The underlying fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income the Fund receives from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.
■	Indexing risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.
■	Inflation-indexed security tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in an underlying fund’s gross income, even though no cash attributable to such gross income has been received by the underlying fund. In such event, the underlying fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the underlying fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the underlying fund and additional capital gain distributions to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by an underlying fund may cause amounts previously distributed to the Fund in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to you, and may cause some of the Fund’s distributed income to be classified as a return of capital.

■	Infrastructure companies risk. Certain underlying funds may concentrate their investments in the infrastructure industry. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with environmental, governmental and other regulations, high interest costs in connection with capital construction programs, high leverage, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, and other factors. Infrastructure companies are also affected by environmental damage due to a company’s operations or an accident, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds continued on page 10

9                         Invesco Multi-Asset Inflation Fund

continued from page 9

that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and an underlying fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Market trading for exchange-traded funds risk. Certain underlying exchange-traded funds face market trading risks, including the potential lack of an active market for the underlying fund’s shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the underlying fund. Any of these factors may lead to the underlying fund’s shares trading at a premium or discount to the underlying fund’s net asset value (NAV).
■	MLP risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Additionally, if an underlying fund (taxed as a regulated investment company) were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the underlying fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.
■	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in such MLP being required to pay US federal income tax on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by an underlying fund were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in the Fund and lower income.
■	Mortgage- and asset-backed securities risk. Certain underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-
backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-correlation risk. The return of an underlying fund that seeks to track an index may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, the performance of an underlying fund and the underlying index may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index resulting from legal restrictions, cost or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Real estate investment trust (REIT)/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be

10                         Invesco Multi-Asset Inflation Fund

more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Securities lending risk. Certain underlying funds may engage in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If an underlying fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the underlying fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the underlying fund will bear any loss on the investment of cash collateral.
■	Short sales risk. If an underlying fund sells short a security that it does not own and the security increases in value, the underlying fund will pay a higher price to repurchase the security and thereby incur a loss. Short sales may cause an underlying fund to repurchase a security at a higher price, causing the underlying fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the underlying fund’s exposure is unlimited. In order to establish a short position in a security, the underlying fund must borrow the security from a broker. The underlying fund may not always be able to borrow a security the underlying fund seeks to sell short at a particular time or at an acceptable price. The underlying fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The underlying fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the underlying fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. Certain underlying funds invest in wholly owned subsidiaries to gain exposure to commodities and other non-securities in amounts greater than could be held directly by the underlying funds. By investing in the subsidiary, an underlying fund is indirectly exposed to risks associated with the subsidiary’s investments. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and, therefore, the Fund.
■	US government obligations risk. Underlying funds may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Volatility risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Barclays 1-3 Month Treasury Bill Index is an unmanaged index considered representative of short-term US government debt securities.
■	The US Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
■	The Lipper Flexible Portfolio Funds Index is an unmanaged index considered representative of flexible portfolio funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

11                         Invesco Multi-Asset Inflation Fund

Schedule of Investments

December 31, 2015

Invesco Multi-Asset Inflation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.13%(a)

	% of Net Assets 12/31/15	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)		Dividend Income	Shares 12/31/15	Value 12/31/15
Alternative Funds–9.34%
PowerShares DB Oil Fund–ETF(b)	9.34%	$18,322	$47,021	$(7,352)	$(13,025)		$(4,024)		$—	4,524	$40,942

Asset Allocation Funds–7.32%
Invesco Balanced-Risk Commodity Strategy Fund–Class R6(b)	7.32%	25,301	29,249	(15,890)	(3,826)		(2,725)		—	5,137	32,109

Domestic Equity Funds–13.54%
Invesco Energy Fund–Class R5	8.18%	35,724	35,724	(20,786)	(8,341)		(6,120)		257	1,536	35,890
iShares U.S. Consumer Goods ETF(c)	5.36%	19,904	14,340	(11,702)	328		631		598	217	23,501
Total Domestic Equity Funds		55,628	50,064	(32,488)	(8,013)		(5,489)		855	1,753	59,391

Fixed-Income Funds–41.43%
Invesco Emerging Market Local Currency Debt Fund–Class R6	3.88%	5,372	16,191	(2,910)	(1,004)		(300)		129	2,652	16,997
Invesco Floating Rate Fund–Class R6	4.90%	13,702	9,542	—	(1,753)		—		1,044	3,010	21,491
Invesco High Yield Fund–Class R6	4.28%	12,707	9,418	(1,561)	(1,688)		(98)		1,072	4,778	18,778
Invesco U.S. Government Fund–Class R5	7.64%	17,182	19,250	(2,479)	(391)		(45)		507	3,779	33,517
Invesco U.S. Mortgage Fund–Class R5	4.01%	5,436	16,005	(3,558)	(221)		(67)		403	1,435	17,595
iShares TIPS Bond ETF(c)	14.68%	40,660	36,524	(11,345)	(1,190)		(267)		219	587	64,382
PowerShares Fundamental Investment Grade Corporate Bond Portfolio–ETF	2.04%	—	16,963	(7,770)	(95)		(166)		135	357	8,932
Total Fixed-Income Funds		95,059	123,893	(29,623)	(6,342)		(943)		3,509	16,598	181,692

Foreign Equity Funds–23.08%
Invesco Global Health Care Fund–Class Y(b)	8.06%	21,927	24,166	(6,695)	(3,442)		3,896		—	912	35,340
Invesco Global Infrastructure Fund–Class R6	4.62%	19,087	17,506	(11,542)	(3,391)		(1,368)		479	2,349	20,292
Invesco Gold & Precious Metals Fund–Class Y(b)	6.14%	17,993	20,601	(6,035)	(4,772)		(873)		—	9,280	26,914
Invesco International Growth Fund–Class R6	4.26%	5,803	18,984	(5,713)	(259)		(134)		303	594	18,681
Total Foreign Equity Funds		64,810	81,257	(29,985)	(11,864)		1,521		782	13,135	101,227

Real Estate Funds–3.96%
Invesco Global Real Estate Fund–Class R6	3.96%	18,987	20,012	(20,679)	(526)		(426)		544	1,384	17,368

Money Market Funds–1.46%
Liquid Assets Portfolio–Institutional Class, 0.29%(f)	0.73%	3,966	122,740	(123,517)	—		—		6	3,189	3,189
Premier Portfolio–Institutional Class, 0.24%(f)	0.73%	3,966	122,741	(123,518)	—		—		4	3,189	3,189
Total Money Market Funds		7,932	245,481	(247,035)	—		—		10	6,378	6,378
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $500,208)	100.13%	$286,039	$596,977	$(383,052)	$(43,596	)(d)	$(12,086	)(e)	$5,700		$439,107
OTHER ASSETS LESS LIABILITIES	(0.13)%										(582)
NET ASSETS	100.00%										$438,525

Investment Abbreviations:

ETF	– Exchange Traded Fund
TIPS	– Treasury Inflation Protected Securities

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in the Fund shares of the exchange-traded funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Includes $352 of return of capital received from Invesco Emerging Markets Local Currency Debt Fund.
(e)	Includes $311 and $4,512 of capital gains distributions from affiliated underlying funds for Invesco Energy Fund and Invesco Global Health Care Fund, respectively.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Multi-Asset Inflation Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in affiliated and unaffiliated underlying funds, at value (Cost $500,208)	$439,107
Receivable for:
Dividends — affiliated underlying funds	320
Fund expenses absorbed	1,380
Investment for trustee deferred compensation and retirement plans	2,386
Other assets	24,989
Total assets	468,182

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	317
Accrued fees to affiliates	164
Accrued trustees’ and officers’ fees and benefits	172
Accrued other operating expenses	26,617
Trustee deferred compensation and retirement plans	2,387
Total liabilities	29,657
Net assets applicable to shares outstanding	$438,525

Net assets consist of:
Shares of beneficial interest	$508,383
Undistributed net investment income	7,382
Undistributed net realized gain (loss)	(16,139)
Net unrealized appreciation (depreciation)	(61,101)
$438,525

Net Assets:
Class A	$172,357
Class C	$15,799
Class R	$8,359
Class Y	$225,280
Class R5	$8,365
Class R6	$8,365

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	20,645
Class C	1,894
Class R	1,001
Class Y	26,953
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$8.35
Maximum offering price per share
(Net asset value of $8.35 ÷ 94.50%)	$8.84
Class C:
Net asset value and offering price per share	$8.34
Class R:
Net asset value and offering price per share	$8.35
Class Y:
Net asset value and offering price per share	$8.36
Class R5:
Net asset value and offering price per share	$8.36
Class R6:
Net asset value and offering price per share	$8.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Inflation Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends from affiliated and unaffiliated underlying funds	$5,700
Other Income	106
Total investment income	5,806

Expenses:
Advisory fees	619
Administrative services fees	50,000
Custodian fees	3,947
Distribution fees:
Class A	362
Class C	132
Class R	46
Transfer agent fees — A, C, R and Y	515
Transfer agent fees — R5	9
Transfer agent fees — R6	9
Trustees’ and officers’ fees and benefits	18,269
Registration and filing fees	104,517
Reports to shareholders	16,650
Professional services fees	75,616
Other	16,153
Total expenses	286,844
Less: Fees waived and expenses reimbursed	(284,322)
Net expenses	2,522
Net investment income	3,284

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated and unaffiliated underlying funds	(16,909)
Net realized gain from distributions of affiliated and unaffiliated underlying funds	4,823
(12,086)
Change in net unrealized appreciation (depreciation) of affiliated and unaffiliated underlying funds	(43,596)
Net gain (loss) from affiliated and unaffiliated underlying funds	(55,682)
Net increase (decrease) in net assets resulting from operations	$(52,398)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Inflation Fund

Statement of Changes in Net Assets

For the year ended December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014

	December 31, 2015	October 14, 2014 (commencement date) through December 31, 2014
Operations:
Net investment income	$3,284	$1,160
Net realized gain (loss)	(12,086)	5,588
Change in net unrealized appreciation (depreciation)	(43,596)	(17,505)
Net increase (decrease) in net assets resulting from operations	(52,398)	(10,757)

Distributions to shareholders from net investment income:
Class A	(2,117)	(1,128)
Class C	(94)	(88)
Class R	(84)	(100)
Class Y	(3,225)	(1,611)
Class R5	(121)	(110)
Class R6	(121)	(110)
Total distributions from net investment income	(5,762)	(3,147)

Share transactions–net:
Class A	86,977	112,127
Class C	8,429	10,010
Class R	—	10,010
Class Y	115,597	147,419
Class R5	—	10,010
Class R6	—	10,010
Net increase in net assets resulting from share transactions	211,003	299,586
Net increase in net assets	152,843	285,682

Net assets:
Beginning of year	285,682	—
End of year (includes undistributed net investment income of $7,382 and $(625), respectively)	$438,525	$285,682

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Inflation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco, or other unaffiliated advisers. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are

15                         Invesco Multi-Asset Inflation Fund

not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

16                         Invesco Multi-Asset Inflation Fund

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.73%, 1.48%, 0.98%, 0.48%, 0.48% and 0.48% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. The fee waiver agreement cannot be terminated during its term.

For the year ended December 31, 2015, the Adviser waived advisory fees and reimbursed fund level expenses of $283,789 and reimbursed class level expenses of $189, $17, $12, $297, $9 and $9 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

17                         Invesco Multi-Asset Inflation Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $360 in front-end sales commissions from the sale of Class A shares and $10 from Class C shares, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Multi-Asset Inflation Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended December 31, 2015 and the Period October 14, 2014 (commencement date) through December 31, 2014:

	2015	2014
Ordinary income	$5,762	$2,166
Long-term capital gain	—	981
Total distributions	$5,762	$3,147

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$354
Net unrealized appreciation (depreciation) — investments	(63,265)
Temporary book/tax differences	(2,363)
Capital loss carryforward	(4,584)
Shares of beneficial interest	508,383
Total net assets	$438,525

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership reclasses.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,584	$—	$4,584

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $351,496 and $136,017, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,866
Aggregate unrealized (depreciation) of investment securities	(65,131)
Net unrealized appreciation (depreciation) of investment securities	$(63,265)

Cost of investments for tax purposes is $502,372.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership reclasses, on December 31, 2015, undistributed net investment income was increased by $10,485, undistributed net realized gain (loss) was decreased by $8,660 and shares of beneficial interest was decreased by $1,825. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Multi-Asset Inflation Fund

NOTE 9—Share Information

	Summary of Share Activity
	Year ended December 31, 2015(a)		October 14, 2014 (commencement date) through December 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	10,350	$96,098	11,229	$112,097
Class C	997	9,377	1,001	10,010
Class R	—	—	1,001	10,010
Class Y	12,025	113,639	14,646	146,963
Class R5	—	—	1,001	10,010
Class R6	—	—	1,001	10,010

Issued as reinvestment of dividends:
Class A	124	1,033	3	30
Class C	5	44	—	—
Class Y	234	1,958	48	456

Reacquired:
Class A	(1,061)	(10,154)	—	—
Class C	(109)	(992)	—	—
Net increase in share activity	22,565	$211,003	29,930	$299,586

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
Also, 79% of the outstanding shares of the Fund are owned by the Adviser.

20                         Invesco Multi-Asset Inflation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/15	$9.54	$0.06	$(1.15)	$(1.09)	$(0.10)	$8.35	(11.39)%	$172	0.73	%(e)	69.65	%(e)	0.68	%(e)	34%
Year ended 12/31/14(f)	10.00	0.04	(0.40)	(0.36)	(0.10)	9.54	(3.55)	107	0.73	(g)	124.07	(g)	1.81	(g)	3
Class C
Year ended 12/31/15	9.55	(0.01)	(1.15)	(1.16)	(0.05)	8.34	(12.15)	16	1.48	(e)	70.40	(e)	(0.07	)(e)	34
Year ended 12/31/14(f)	10.00	0.02	(0.38)	(0.36)	(0.09)	9.55	(3.61)	10	1.48	(g)	124.82	(g)	1.06	(g)	3
Class R
Year ended 12/31/15	9.54	0.04	(1.15)	(1.11)	(0.08)	8.35	(11.60)	8	0.98	(e)	69.90	(e)	0.43	(e)	34
Year ended 12/31/14(f)	10.00	0.03	(0.39)	(0.36)	(0.10)	9.54	(3.60)	10	0.98	(g)	124.32	(g)	1.56	(g)	3
Class Y
Year ended 12/31/15	9.55	0.09	(1.16)	(1.07)	(0.12)	8.36	(11.20)	225	0.48	(e)	69.40	(e)	0.93	(e)	34
Year ended 12/31/14(f)	10.00	0.04	(0.38)	(0.34)	(0.11)	9.55	(3.39)	140	0.48	(g)	123.82	(g)	2.06	(g)	3
Class R5
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	8.36	(11.11)	8	0.48	(e)	69.37	(e)	0.93	(e)	34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3
Class R6
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	8.36	(11.11)	8	0.48	(e)	69.37	(e)	0.93	(e)	34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.66% and 0.62% for the year ended December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $145, $13, $9, $227, $9 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

21                         Invesco Multi-Asset Inflation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Multi-Asset Inflation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Multi-Asset Inflation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 14, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

22                         Invesco Multi-Asset Inflation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, through December 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$887.00	$3.47	$1,021.53	$3.72	0.73%
C	1,000.00	883.10	7.02	1,017.74	7.53	1.48
R	1,000.00	885.90	4.66	1,020.27	4.99	0.98
Y	1,000.00	888.00	2.28	1,022.79	2.45	0.48
R5	1,000.00	888.00	2.28	1,022.79	2.45	0.48
R6	1,000.00	888.00	2.28	1,022.79	2.45	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Multi-Asset Inflation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	83.91%
Corporate Dividends Received Deduction*	97.54%
U.S. Treasury Obligations*	3.29%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Multi-Asset Inflation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Multi-Asset Inflation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	MAI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders | December 31, 2015

Invesco Small Cap Growth Fund

Nasdaq:
A: GTSAX ■ B: GTSBX ■ C: GTSDX ■ R: GTSRX ■ Y: GTSYX ■ Investor: GTSIX
R5: GTSVX ■ R6: GTSFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Small Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A Shares of Invesco Small Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific index, the Russell 2000 Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.84%
Class B Shares	-2.57
Class C Shares	-2.57
Class R Shares	-2.08
Class Y Shares	-1.59
Investor Class Shares	-1.82
Class R5 Shares	-1.43
Class R6 Shares	-1.38
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 2000 Growth Index▼ (Style-Specific Index)	-1.38
Lipper Small-Cap Growth Funds Index■ (Peer Group Index)	-1.15

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    Within this environment, small-cap stocks underperformed large-cap stocks, and the Fund turned in a slightly negative return, modestly trailing its style-specific benchmark. The Fund outperformed its style-specific benchmark in the consumer discretionary, information technology (IT), materials and consumer staples sectors primarily due to stock selection. Performance in these sectors was offset by underperformance in the financials, health care and utilities sectors due to stock selection and modest overweight exposure to the battered energy sector as oil prices plummeted.

    The Fund outperformed its style-specific benchmark by the widest margin in the consumer discretionary sector primarily due to stock selection. Longtime holding Pool was the largest contributor to Fund performance in this sector. Benefiting from a rebound in home remodeling and new pool construction, the company continued to grow sales and earnings and returned cash to shareholders through share repurchases. In May, brand name retailer Ann Taylor was acquired by another company for a significant premium. We sold our position in Ann Taylor, recognizing a gain for our shareholders. Another contributor to Fund performance during the year was Domino’s Pizza, which continued to benefit from its investments in online and mobile technology to increase market share.

Portfolio Composition

By sector	% of total net assets

Information Technology	27.0%
Health Care	25.4
Consumer Discretionary	14.9
Industrials	14.0
Financials	7.0
Materials	2.8
Consumer Staples	2.3
Energy	1.8
Telecommunication Services	1.4
Money Market Funds Plus Other Assets Less Liabilities	3.4

Top 10 Equity Holdings*

	% of total net assets
1.	Manhattan Associates, Inc.	2.1%
2.	Acuity Brands, Inc.	1.5
3.	Chemed Corp.	1.5
4.	CoStar Group Inc.	1.5
5.	EPAM Systems, Inc.	1.4
6.	DexCom Inc.	1.4
7.	VCA, Inc.	1.4
8.	SBA Communications Corp.- Class A	1.4
9.	Ultimate Software Group, Inc. (The)	1.1
10.	Neurocrine Biosciences, Inc.	1.1

Total Net Assets	$2.3 billion

Total Number of Holdings*	125

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

4                         Invesco Small Cap Growth Fund

    The IT sector performed better than most sectors during the year, and the Fund’s IT holdings outperformed those of the style-specific index. Manhattan Associates, which provides supply-chain management solutions, was the Fund’s best-performing stock for the year. The company consistently beat earnings expectations through the year and built an impressive pipeline of future business. EPAM Systems, an IT outsourcing company focusing on high-end and complex software development, contributed to Fund performance as it reported strong financial results.

    During the year, financial stocks were the biggest area of challenge for the Fund. Affiliated Managers Group was a large detractor from Fund performance. The asset management company managed through some issues with inconsistent flows early in the year, but when equity markets pulled back later in the year, the company’s stock suffered. Then, the stock fell significantly further when an affiliate manager had to make an unplanned strategy closure due to liquidity issues. We exited our position in the stock during the year. Cullen/Frost Bankers was another detractor from Fund performance during the year. The Texas-based bank pulled back due to concerns that the energy industry in Texas would get even worse, despite the bank having only a modest percentage of direct loans to energy businesses.

    Throughout the year, energy stocks struggled as oil prices remained under pressure. Despite a reduction in North American supply growth and expectations of a more balanced supply-demand dynamic, unexpected new oil supply came on the market from OPEC, thus pushing out a recovery. As oil prices tumbled, the energy sector was the worst-performing sector of the style-specific index by a wide margin. The Fund underperformed its style-specific benchmark in the energy sector primarily due to modest overweight exposure to the weak sector. In this sector, midstream energy company Semgroup was the lead detractor from Fund performance as it faced falling volumes through its pipelines due to decreased production and increased competition in its regions of operation.

    Fund positioning did not change dramatically during the year, and is based on a disciplined investment process, which keeps the portfolio diversified across industry groups and uses rigorous fundamental research to identify attractive individual stocks.

    Thank you for your commitment to Invesco Small Cap Growth Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, Portfolio Manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco Small Cap Growth Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth Fund. He joined
Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Clay Manley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth Fund. He joined
Invesco in 2001. Mr. Manley earned a BA in history and geology from Vanderbilt University and an MBA with concentrations in finance and accounting from Emory University’s Goizueta Business School.

5                         Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	10.01%
10 Years	8.02
5 Years	10.30
1 Year	-7.23

Class B Shares
Inception (10/18/95)	10.01%
10 Years	7.97
5 Years	10.46
1 Year	-6.85

Class C Shares
Inception (5/3/99)	7.48%
10 Years	7.81
5 Years	10.72
1 Year	-3.43

Class R Shares
Inception (6/3/02)	8.17%
10 Years	8.35
5 Years	11.28
1 Year	-2.08

Class Y Shares
10 Years	8.82%
5 Years	11.85
1 Year	-1.59

Investor Class Shares
10 Years	8.63%
5 Years	11.57
1 Year	-1.82

Class R5 Shares
Inception (3/15/02)	8.12%
10 Years	9.08
5 Years	12.01
1 Year	-1.43

Class R6 Shares
10 Years	8.80%
5 Years	11.90
1 Year	-1.38

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Investor Class shares incepted on April 7, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 1.22%, 0.82% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                         Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–96.59%
Aerospace & Defense–1.59%
Hexcel Corp.	398,003	$18,487,240
TransDigm Group, Inc.(b)	79,645	18,194,900
		36,682,140

Air Freight & Logistics–0.74%
Forward Air Corp.	399,699	17,191,054

Apparel Retail–0.50%
DSW Inc.–Class A	487,811	11,639,170

Apparel, Accessories & Luxury Goods–1.64%
Carter’s, Inc.	185,348	16,501,532
G-III Apparel Group, Ltd.(b)	483,711	21,409,049
		37,910,581

Application Software–10.27%
Aspen Technology, Inc.(b)	481,884	18,195,940
Fair Isaac Corp.	205,589	19,362,372
Guidewire Software Inc.(b)	389,030	23,404,045
Interactive Intelligence Group, Inc.(b)	313,427	9,847,876
Manhattan Associates, Inc.(b)	748,313	49,515,871
Mentor Graphics Corp.	767,554	14,138,345
MicroStrategy Inc.–Class A(b)	124,970	22,405,871
Qlik Technologies Inc. (b)	622,433	19,706,229
SolarWinds, Inc.(b)	392,870	23,140,043
Ultimate Software Group, Inc. (The)(b)	129,215	25,262,824
Verint Systems Inc.(b)	300,839	12,202,030
		237,181,446

Asset Management & Custody Banks–1.03%
Janus Capital Group Inc.	1,031,688	14,536,484
WisdomTree Investments, Inc.(c)	590,480	9,258,726
		23,795,210

Auto Parts & Equipment–0.87%
Visteon Corp.(b)	176,126	20,166,427

Biotechnology–7.06%
ACADIA Pharmaceuticals Inc.(b)	298,375	10,637,069
Alnylam Pharmaceuticals Inc.(b)	112,163	10,559,025
Anacor Pharmaceuticals, Inc.(b)	171,038	19,322,163
Cepheid, Inc.(b)	360,007	13,151,056
Enanta Pharmaceuticals, Inc.(b)(c)	231,096	7,630,790
Halozyme Therapeutics, Inc.(b)	675,926	11,713,797
Incyte Corp.(b)	164,117	17,798,488
Momenta Pharmaceuticals, Inc.(b)	1,122,927	16,664,237
Neurocrine Biosciences, Inc.(b)	438,524	24,807,303
Repligen Corp.(b)	468,997	13,267,925
Seattle Genetics, Inc.(b)	392,142	17,599,333
		163,151,186

	Shares	Value
Building Products–1.47%
A.O. Smith Corp.	222,978	$17,082,344
Masonite International Corp.(b)	275,260	16,854,170
		33,936,514

Casinos & Gaming–0.76%
Penn National Gaming, Inc.(b)	1,092,176	17,496,660

Communications Equipment–1.73%
ARRIS Group Inc.(b)	799,883	24,452,423
Infinera Corp.(b)	853,908	15,472,813
		39,925,236

Construction Machinery & Heavy Trucks–1.69%
WABCO Holdings Inc.(b)	208,080	21,278,261
Wabtec Corp.	249,484	17,743,302
		39,021,563

Construction Materials–0.85%
Martin Marietta Materials, Inc.	143,149	19,551,290

Distributors–1.07%
Pool Corp.	305,283	24,660,761

Electrical Components & Equipment–1.50%
Acuity Brands, Inc.	148,588	34,739,874

Electronic Equipment & Instruments–0.63%
Cognex Corp.	432,956	14,620,924

Footwear–0.69%
Steven Madden, Ltd.(b)	530,441	16,029,927

Health Care Equipment–4.82%
DexCom Inc.(b)	401,042	32,845,340
Hill-Rom Holdings, Inc.	386,587	18,579,371
NuVasive, Inc.(b)	361,968	19,586,089
NxStage Medical, Inc.(b)	845,065	18,515,374
Sirona Dental Systems, Inc.(b)	199,384	21,846,505
		111,372,679

Health Care Facilities–3.28%
Community Health Systems Inc.(b)	427,862	11,351,179
HealthSouth Corp.	497,448	17,316,165
Select Medical Holdings Corp.	1,242,069	14,793,042
VCA, Inc.(b)	587,519	32,313,545
		75,773,931

Health Care Services–2.01%
Chemed Corp.	225,233	33,739,904
Envision Healthcare Holdings, Inc.(b)	487,555	12,661,803
		46,401,707

Health Care Supplies–0.38%
Alere, Inc.(b)	226,944	8,871,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Growth Fund

	Shares	Value
Health Care Technology–0.19%
HMS Holdings Corp.(b)	352,494	$4,349,776

Home Entertainment Software–0.78%
Take-Two Interactive Software, Inc.(b)	519,869	18,112,236

Homebuilding–0.68%
CalAtlantic Group, Inc.	412,482	15,641,317

Hotels, Resorts & Cruise Lines–0.21%
Choice Hotels International, Inc.	96,170	4,847,930

Industrial Machinery–0.77%
ITT Corp.	489,181	17,767,054

Internet Retail–0.54%
Expedia, Inc.	100,555	12,499,034

Internet Software & Services–1.94%
CoStar Group Inc.(b)	161,988	33,481,300
Pandora Media Inc.(b)	845,119	11,333,046
		44,814,346

IT Consulting & Other Services–2.45%
Booz Allen Hamilton Holding Corp.	752,704	23,220,919
EPAM Systems, Inc.(b)	423,478	33,293,840
		56,514,759

Leisure Facilities–1.03%
Vail Resorts, Inc.	185,157	23,698,244

Leisure Products–0.81%
Brunswick Corp.	370,569	18,717,440

Life & Health Insurance–0.78%
American Equity Investment Life Holding Co.	751,772	18,065,081

Life Sciences Tools & Services–4.34%
Affymetrix, Inc.(b)	1,216,009	12,269,531
Bio-Techne Corp.	192,783	17,350,470
Exelixis, Inc.(b)(c)	2,038,036	11,494,523
PAREXEL International Corp.(b)	270,575	18,431,569
PerkinElmer, Inc.	380,246	20,369,778
VWR Corp.(b)	720,647	20,401,517
		100,317,388

Managed Health Care–0.59%
HealthEquity, Inc.(b)	545,383	13,672,752

Marine–0.62%
Kirby Corp.(b)	270,500	14,233,710

Metal & Glass Containers–0.81%
Berry Plastics Group Inc.(b)	518,366	18,754,482

Movies & Entertainment–0.76%
IMAX Corp.(b)	492,768	17,512,975

Office Services & Supplies–1.48%
Pitney Bowes Inc.	902,706	18,640,879

	Shares	Value
Office Services & Supplies–(continued)
Steelcase Inc.–Class A	1,046,088	$15,586,711
		34,227,590

Oil & Gas Drilling–0.48%
Patterson-UTI Energy, Inc.	729,064	10,994,285

Oil & Gas Equipment & Services–0.49%
Dril-Quip, Inc.(b)	189,500	11,224,085

Oil & Gas Exploration & Production–0.87%
Energen Corp.	253,621	10,395,925
Laredo Petroleum Inc.(b)(c)	1,226,252	9,797,753
		20,193,678

Packaged Foods & Meats–1.79%
B&G Foods Inc.	474,378	16,612,718
Lancaster Colony Corp.	214,850	24,806,581
		41,419,299

Pharmaceuticals–2.70%
Catalent, Inc.(b)	636,423	15,929,668
Impax Laboratories, Inc.(b)	284,432	12,162,312
Nektar Therapeutics(b)	1,344,113	22,648,304
Prestige Brands Holdings, Inc.(b)	226,953	11,683,540
		62,423,824

Regional Banks–4.56%
BankUnited, Inc.	476,330	17,176,460
Cathay General Bancorp(c)	588,350	18,433,006
Cullen/Frost Bankers, Inc.	250,223	15,013,380
Hancock Holding Co.	488,091	12,285,250
Home BancShares Inc.	499,602	20,243,873
SVB Financial Group(b)	186,673	22,195,420
		105,347,389

Research & Consulting Services–0.63%
CEB Inc.	238,044	14,613,521

Restaurants–5.31%
BJ’s Restaurants Inc.(b)	367,791	15,987,875
Brinker International, Inc.	304,346	14,593,391
Cheesecake Factory Inc. (The)	340,966	15,721,942
Domino’s Pizza, Inc.	185,898	20,681,153
Dunkin’ Brands Group, Inc.	365,797	15,579,294
Jack in the Box Inc.	274,473	21,054,824
Texas Roadhouse, Inc.	535,129	19,141,564
		122,760,043

Semiconductor Equipment–0.78%
MKS Instruments, Inc.	499,317	17,975,412

Semiconductors–4.27%
Atmel Corp.	2,344,322	20,184,612
Cavium Inc.(b)	303,095	19,916,372
Monolithic Power Systems Inc.	377,957	24,079,641
Power Integrations, Inc.	355,373	17,281,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Growth Fund

	Shares	Value
Semiconductors–(continued)
Silicon Laboratories Inc.(b)	355,649	$17,263,203
		98,725,617

Specialized Finance–0.60%
MarketAxess Holdings, Inc.	123,247	13,753,133

Specialized REIT’s–0.63%
Corrections Corp. of America	552,975	14,648,308

Specialty Chemicals–0.79%
PolyOne Corp.	576,899	18,322,312

Specialty Stores–0.54%
Five Below, Inc.(b)	388,175	12,460,418

Steel–0.33%
Carpenter Technology Corp.	254,667	7,708,770

Systems Software–2.27%
CommVault Systems, Inc.(b)	403,305	15,870,051
Proofpoint, Inc.(b)	321,380	20,892,914
Qualys, Inc.(b)	470,088	15,555,212
		52,318,177

Technology Distributors–0.96%
SYNNEX Corp.	246,451	22,163,338

Technology Hardware, Storage & Peripherals–0.92%
Cray, Inc.(b)	654,590	21,241,445

Trading Companies & Distributors–0.94%
Watsco, Inc.	185,196	21,692,007

Trucking–1.97%
Knight Transportation, Inc.	806,817	19,549,176

	Shares	Value
Trucking–(continued)
Old Dominion Freight Line, Inc.(b)	238,657	$14,097,469
Swift Transportation Co.(b)(c)	848,975	11,732,834
		45,379,479

Wireless Telecommunication Services–1.40%
SBA Communications Corp.–Class A(b)	307,310	32,289,062
Total Common Stocks & Other Equity Interests (Cost $1,677,025,528)		2,231,519,237

Money Market Funds–3.57%
Liquid Assets Portfolio–Institutional Class, 0.29%(d)	41,300,292	41,300,292
Premier Portfolio–Institutional Class, 0.24%(d)	41,300,291	41,300,291
Total Money Market Funds (Cost $82,600,583)		82,600,583
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.16% (Cost $1,759,626,111)		2,314,119,820

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.32%
Liquid Assets Portfolio–Institutional Class, 0.29% (Cost $30,384,405)(d)(e)	30,384,405	30,384,405
TOTAL INVESTMENTS–101.48% (Cost $1,790,010,516)		2,344,504,225
OTHER ASSETS LESS LIABILITIES–(1.48)%		(34,169,554)
NET ASSETS–100.00%		$2,310,334,671

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2015.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (Cost $1,677,025,528)*	$2,231,519,237
Investments in affiliated money market funds, at value and cost	112,984,988
Total investments, at value (Cost $1,790,010,516)	2,344,504,225
Receivable for:
Investments sold	1,902,306
Fund shares sold	3,554,878
Dividends	929,017
Investment for trustee deferred compensation and retirement plans	308,996
Other assets	40,864
Total assets	2,351,240,286

Liabilities:
Payable for:
Fund shares reacquired	7,621,715
Amount due custodian	1,195,180
Collateral upon return of securities loaned	30,384,405
Accrued fees to affiliates	1,196,061
Accrued trustees’ and officers’ fees and benefits	549
Accrued other operating expenses	142,112
Trustee deferred compensation and retirement plans	365,593
Total liabilities	40,905,615
Net assets applicable to shares outstanding	$2,310,334,671

Net assets consist of:
Shares of beneficial interest	$1,719,706,678
Undistributed net investment income (loss)	(387,130)
Undistributed net realized gain	36,521,414
Net unrealized appreciation	554,493,709
$2,310,334,671

Net Assets:
Class A	$645,967,577
Class B	$2,394,787
Class C	$16,858,364
Class R	$103,248,531
Class Y	$149,745,230
Investor Class	$231,852,555
Class R5	$987,790,548
Class R6	$172,477,079

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	20,166,430
Class B	100,653
Class C	710,008
Class R	3,417,484
Class Y	4,571,245
Investor Class	6,942,043
Class R5	28,000,818
Class R6	4,875,771
Class A:
Net asset value per share	$32.03
Maximum offering price per share
(Net asset value of $32.03 ÷ 94.50%)	$33.89
Class B:
Net asset value and offering price per share	$23.79
Class C:
Net asset value and offering price per share	$23.74
Class R:
Net asset value and offering price per share	$30.21
Class Y:
Net asset value and offering price per share	$32.76
Investor Class:
Net asset value and offering price per share	$33.40
Class R5:
Net asset value and offering price per share	$35.28
Class R6:
Net asset value and offering price per share	$35.37

*	At December 31, 2015, securities with an aggregate value of $29,441,778 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Dividends	$17,266,298
Dividends from affiliated money market funds (includes securities lending income of $1,580,110)	1,637,024
Total investment income	18,903,322

Expenses:
Advisory fees	16,719,526
Administrative services fees	504,390
Custodian fees	49,726
Distribution fees:
Class A	1,792,674
Class B	31,846
Class C	202,345
Class R	545,516
Investor Class	677,199
Transfer agent fees — A, B, C, R, Y and Investor	2,899,810
Transfer agent fees — R5	947,970
Transfer agent fees — R6	6,063
Trustees’ and officers’ fees and benefits	70,994
Other	420,872
Total expenses	24,868,931
Less: Fees waived and expense offset arrangement(s)	(103,085)
Net expenses	24,765,846
Net investment income (loss)	(5,862,524)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $3,019,655)	212,647,381
Change in net unrealized appreciation (depreciation) of investment securities	(247,463,074)
Net realized and unrealized gain (loss)	(34,815,693)
Net increase (decrease) in net assets resulting from operations	$(40,678,217)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(5,862,524)	$(2,185,356)
Net realized gain	212,647,381	367,675,632
Change in net unrealized appreciation (depreciation)	(247,463,074)	(192,965,916)
Net increase (decrease) in net assets resulting from operations	(40,678,217)	172,524,360

Distributions to shareholders from net realized gains:
Class A	(59,810,172)	(112,329,694)
Class B	(294,160)	(760,931)
Class C	(2,062,430)	(4,021,213)
Class R	(9,934,611)	(17,549,526)
Class Y	(13,305,773)	(13,580,474)
Investor Class	(20,635,295)	(41,845,493)
Class R5	(82,847,376)	(139,489,926)
Class R6	(14,466,459)	(19,766,824)
Total distributions from net realized gains	(203,356,276)	(349,344,081)

Share transactions–net:
Class A	5,315,321	(198,540,936)
Class B	(1,174,954)	(1,004,971)
Class C	(1,709,412)	1,797,451
Class R	6,566,890	11,877,276
Class Y	62,521,897	39,037,806
Investor Class	(25,725,843)	19,512,081
Class R5	117,454,900	267,853,461
Class R6	52,745,113	31,495,999
Net increase in net assets resulting from share transactions	215,993,912	172,028,167
Net increase (decrease) in net assets	(28,040,581)	(4,791,554)

Net assets:
Beginning of year	2,338,375,252	2,343,166,806
End of year (includes undistributed net investment income (loss) of $(387,130) and $(373,585), respectively)	$2,310,334,671	$2,338,375,252

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

14                         Invesco Small Cap Growth Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15                         Invesco Small Cap Growth Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

16                         Invesco Small Cap Growth Fund

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $99,975.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $8,798 in front-end sales commissions from the sale of Class A shares and $10, $696 and $42 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2015, the Fund incurred $4,836 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17                         Invesco Small Cap Growth Fund

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $11,517,408 and securities sales of $13,156,289, which resulted in net realized gains of $3,019,655.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,110.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$—	$47,657,569
Long-term capital gain	203,356,276	301,686,512
Total distributions	$203,356,276	$349,344,081

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$318,992
Undistributed long-term gain	37,943,925
Net unrealized appreciation — investments	554,188,905
Temporary book/tax differences	(387,130)
Post-October deferrals	(1,436,699)
Shares of beneficial interest	1,719,706,678
Total net assets	$2,310,334,671

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

18                         Invesco Small Cap Growth Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $703,799,520 and $720,496,735, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$690,577,028
Aggregate unrealized (depreciation) of investment securities	(136,388,123)
Net unrealized appreciation of investment securities	$554,188,905

Cost of investments for tax purposes is $1,790,315,320.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2015, undistributed net investment income (loss) was increased by $5,848,979 and undistributed net realized gain was decreased by $5,848,979. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	4,472,736	$165,679,753	3,533,450	$141,316,020
Class B	2,565	72,470	5,453	180,080
Class C	59,239	1,663,336	50,523	1,622,011
Class R	1,201,377	42,253,936	774,796	29,770,436
Class Y	2,755,221	104,033,952	1,190,168	46,481,889
Investor Class	744,806	28,741,578	869,200	36,059,734
Class R5	6,370,995	257,935,983	7,804,908	343,256,765
Class R6	2,121,179	86,373,977	1,140,068	48,733,723

Issued as reinvestment of dividends:
Class A	1,870,794	59,509,885	3,168,434	110,293,199
Class B	12,442	294,129	27,325	734,788
Class C	87,093	2,054,512	146,297	3,926,603
Class R	330,935	9,931,366	530,178	17,548,901
Class Y	407,823	13,266,495	371,251	13,153,419
Investor Class	615,755	20,424,599	1,128,040	40,778,642
Class R5	2,293,957	80,357,332	3,581,094	135,544,419
Class R6	411,888	14,465,509	521,364	19,764,901

Automatic conversion of Class B shares to Class A shares:
Class A	26,694	993,584	32,411	1,300,240
Class B	(34,747)	(993,584)	(40,099)	(1,300,240)

Reacquired:
Class A	(5,967,145)	(220,867,901)	(11,099,217)	(451,450,395)
Class B	(19,250)	(547,969)	(18,907)	(619,599)
Class C	(192,603)	(5,427,260)	(115,926)	(3,751,163)
Class R	(1,299,639)	(45,618,412)	(925,648)	(35,442,061)
Class Y	(1,466,197)	(54,778,550)	(504,562)	(20,597,502)
Investor Class	(1,913,070)	(74,892,020)	(1,380,628)	(57,326,295)
Class R5	(5,479,962)	(220,838,415)	(4,950,996)	(210,947,723)
Class R6	(1,204,721)	(48,094,373)	(861,258)	(37,002,625)
Net increase in share activity	6,208,165	$215,993,912	4,977,719	$172,028,167

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/15	$35.95	$(0.16)		$(0.52)	$(0.68)	$—	$(3.24)	$(3.24)	$32.03	(1.84)%	$645,968	1.20	%(d)	1.20	%(d)	(0.43	)%(d)	30%
Year ended 12/31/14	39.68	(0.10)		2.93	2.83	—	(6.56)	(6.56)	35.95	7.67	710,426	1.22		1.22		(0.25)		28
Year ended 12/31/13	30.00	(0.15)		12.02	11.87	(0.02)	(2.17)	(2.19)	39.68	39.90	957,432	1.21		1.21		(0.41)		19
Year ended 12/31/12	27.71	0.01	(e)	5.01	5.02	—	(2.73)	(2.73)	30.00	18.35	766,787	1.23		1.23		0.04	(e)	24
Year ended 12/31/11	28.59	(0.19)		(0.17)	(0.36)	—	(0.52)	(0.52)	27.71	(1.27)	829,696	1.27		1.27		(0.65)		38
Class B
Year ended 12/31/15	27.76	(0.34)		(0.39)	(0.73)	—	(3.24)	(3.24)	23.79	(2.57)	2,395	1.95	(d)	1.95	(d)	(1.18	)(d)	30
Year ended 12/31/14	32.31	(0.32)		2.33	2.01	—	(6.56)	(6.56)	27.76	6.87	3,876	1.97		1.97		(1.00)		28
Year ended 12/31/13	24.90	(0.34)		9.92	9.58	—	(2.17)	(2.17)	32.31	38.87	5,360	1.96		1.96		(1.16)		19
Year ended 12/31/12	23.58	(0.18	)(e)	4.23	4.05	—	(2.73)	(2.73)	24.90	17.44	5,717	1.98		1.98		(0.71	)(e)	24
Year ended 12/31/11	24.59	(0.36)		(0.13)	(0.49)	—	(0.52)	(0.52)	23.58	(2.01)	7,572	2.02		2.02		(1.40)		38
Class C
Year ended 12/31/15	27.71	(0.34)		(0.39)	(0.73)	—	(3.24)	(3.24)	23.74	(2.57)	16,858	1.95	(d)	1.95	(d)	(1.18	)(d)	30
Year ended 12/31/14	32.27	(0.32)		2.32	2.00	—	(6.56)	(6.56)	27.71	6.85	20,957	1.97		1.97		(1.00)		28
Year ended 12/31/13	24.87	(0.34)		9.91	9.57	—	(2.17)	(2.17)	32.27	38.88	21,794	1.96		1.96		(1.16)		19
Year ended 12/31/12	23.55	(0.18	)(e)	4.23	4.05	—	(2.73)	(2.73)	24.87	17.46	17,657	1.98		1.98		(0.71	)(e)	24
Year ended 12/31/11	24.56	(0.36)		(0.13)	(0.49)	—	(0.52)	(0.52)	23.55	(2.01)	17,851	2.02		2.02		(1.40)		38
Class R
Year ended 12/31/15	34.18	(0.24)		(0.49)	(0.73)	—	(3.24)	(3.24)	30.21	(2.08)	103,249	1.45	(d)	1.45	(d)	(0.68	)(d)	30
Year ended 12/31/14	38.13	(0.19)		2.80	2.61	—	(6.56)	(6.56)	34.18	7.40	108,855	1.47		1.47		(0.50)		28
Year ended 12/31/13	28.95	(0.23)		11.58	11.35	—	(2.17)	(2.17)	38.13	39.55	106,983	1.46		1.46		(0.66)		19
Year ended 12/31/12	26.89	(0.06	)(e)	4.85	4.79	—	(2.73)	(2.73)	28.95	18.05	87,606	1.48		1.48		(0.21	)(e)	24
Year ended 12/31/11	27.83	(0.26)		(0.16)	(0.42)	—	(0.52)	(0.52)	26.89	(1.52)	70,749	1.52		1.52		(0.90)		38
Class Y
Year ended 12/31/15	36.60	(0.07)		(0.53)	(0.60)	—	(3.24)	(3.24)	32.76	(1.59)	149,745	0.95	(d)	0.95	(d)	(0.18	)(d)	30
Year ended 12/31/14	40.18	0.00		2.98	2.98	—	(6.56)	(6.56)	36.60	7.95	105,194	0.97		0.97		0.00		28
Year ended 12/31/13	30.33	(0.06)		12.16	12.10	(0.08)	(2.17)	(2.25)	40.18	40.24	73,035	0.96		0.96		(0.16)		19
Year ended 12/31/12	27.93	0.09	(e)	5.05	5.14	(0.01)	(2.73)	(2.74)	30.33	18.64	34,616	0.98		0.98		0.29	(e)	24
Year ended 12/31/11	28.73	(0.12)		(0.16)	(0.28)	—	(0.52)	(0.52)	27.93	(0.99)	8,108	1.02		1.02		(0.40)		38
Investor Class
Year ended 12/31/15	37.34	(0.16)		(0.54)	(0.70)	—	(3.24)	(3.24)	33.40	(1.82)	231,853	1.20	(d)	1.20	(d)	(0.43	)(d)	30
Year ended 12/31/14	40.97	(0.10)		3.03	2.93	—	(6.56)	(6.56)	37.34	7.67	279,828	1.22		1.22		(0.25)		28
Year ended 12/31/13	30.92	(0.15)		12.39	12.24	(0.02)	(2.17)	(2.19)	40.97	39.92	281,811	1.21		1.21		(0.41)		19
Year ended 12/31/12	28.49	0.01	(e)	5.15	5.16	—	(2.73)	(2.73)	30.92	18.34	209,842	1.23		1.23		0.04	(e)	24
Year ended 12/31/11	29.37	(0.20)		(0.16)	(0.36)	—	(0.52)	(0.52)	28.49	(1.24)	209,381	1.27		1.27		(0.65)		38
Class R5
Year ended 12/31/15	39.10	(0.02)		(0.56)	(0.58)	—	(3.24)	(3.24)	35.28	(1.43)	987,791	0.82	(d)	0.82	(d)	(0.05	)(d)	30
Year ended 12/31/14	42.44	0.07		3.15	3.22	—	(6.56)	(6.56)	39.10	8.09	970,303	0.82		0.82		0.15		28
Year ended 12/31/13	31.92	(0.01)		12.82	12.81	(0.12)	(2.17)	(2.29)	42.44	40.46	780,094	0.83		0.83		(0.03)		19
Year ended 12/31/12	29.27	0.14	(e)	5.29	5.43	(0.05)	(2.73)	(2.78)	31.92	18.77	621,522	0.83		0.83		0.44	(e)	24
Year ended 12/31/11	30.03	(0.06)		(0.18)	(0.24)	—	(0.52)	(0.52)	29.27	(0.81)	501,895	0.83		0.83		(0.21)		38
Class R6
Year ended 12/31/15	39.17	0.02		(0.58)	(0.56)	—	(3.24)	(3.24)	35.37	(1.38)	172,477	0.73	(d)	0.73	(d)	0.04	(d)	30
Year ended 12/31/14	42.46	0.10		3.17	3.27	—	(6.56)	(6.56)	39.17	8.21	138,937	0.73		0.73		0.24		28
Year ended 12/31/13	31.92	0.02		12.81	12.83	(0.12)	(2.17)	(2.29)	42.46	40.53	116,657	0.74		0.74		0.06		19
Year ended 12/31/12(f)	34.10	0.05	(e)	0.56	0.61	(0.06)	(2.73)	(2.79)	31.92	1.97	9	0.75	(g)	0.75	(g)	0.52	(e)(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $717,070, $3,185, $20,235, $109,103, $141,001, $270,879, $1,028,944 and $166,433 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include material significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.12) and (0.39)%, $(0.29) and (1.14)%, $(0.29) and (1.14)%, $(0.19) and (0.64)%, $(0.04) and (0.14)%, $(0.12) and (0.39)%, $0.01 and 0.01% and $0.01 and 0.09%, for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

21                         Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

22                         Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$903.20	$5.80	$1,019.11	$6.16	1.21%
B	1,000.00	900.10	9.39	1,015.32	9.96	1.96
C	1,000.00	899.90	9.39	1,015.32	9.96	1.96
R	1,000.00	902.10	7.00	1,017.85	7.43	1.46
Y	1,000.00	904.60	4.61	1,020.37	4.89	0.96
Investor	1,000.00	903.40	5.81	1,019.11	6.16	1.21
R5	1,000.00	904.90	3.94	1,021.07	4.18	0.82
R6	1,000.00	905.30	3.51	1,021.53	3.72	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$203,356,275
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 SCG-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders December 31, 2015

Invesco U.S. Mortgage Fund

Nasdaq:
A: VKMGX ▪ B: VUSBX ▪ C: VUSCX ▪ Y: VUSIX ▪ R5: VUSJX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
13 Financial Statements
15 Notes to Financial Statements
23 Financial Highlights
24 Auditor's Report
25 Fund Expenses
26 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive throughout 2015. The economy expanded modestly, and employment numbers improved steadily. Throughout the year, US consumers benefited from declining energy prices and greater credit availability, but a strong dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. The year 2015 ended on a rocky note, as investors weighed mixed economic data and reacted to geopolitical developments; many analysts expected markets to remain volatile for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco U.S. Mortgage Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco U.S. Mortgage Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Class A shares of Invesco U.S. Mortgage Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market index, The BofA Merrill Lynch 1-10 Year Treasury Index and underperformed the Fund’s style-specific index, the Barclays U.S. Mortgage-Backed Securities Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.41%
Class B Shares	0.71
Class C Shares	0.71
Class Y Shares	1.75
Class R5 Shares	1.71
The BofA Merrill Lynch 1-10 Year Treasury Index▼ (Broad Market Index)	1.24
Barclays U.S. Mortgage-Backed Securities Index▼ (Style-Specific Index)	1.51
Source(s): ▼FactSet Research Systems Inc.

Market conditions and your Fund

The year ended December 31, 2015, was a mixed year for fixed income investors, as US Treasury yields moved modestly higher and the yield curve flattened. Despite the modest increase in yields, coupon income on US Treasury and higher-quality fixed income instruments resulted in generally positive total returns in these sectors. Lower-rated sectors, including high yield and emerging market debt trailed, as credit spreads widened on concerns over stress in the energy and metals sectors.

    Economic growth and inflation remained positive in 2015, albeit at levels lower than most forecasters were anticipating. While consumer spending remained firm, helped by declining gasoline prices, the strong US dollar contributed to disappointing results in the manufacturing sector, as exports slowed.

Despite relatively low interest rates, business investment remained lackluster during the year, as many companies, especially in the energy sector, remained reluctant to make large capital investments. Despite these headwinds, consumer spending was enough to keep growth positive and unemployment continued to fall, ending the year at 5%.1

    With regard to inflation, continued tepid real wage growth and sharply falling commodity prices resulted in inflation remaining below expectations. While both took the market by surprise, sluggish wage growth was more surprising to some, as many expected the 5% unemployment rate to begin to push wages higher, resulting in a higher rate of inflation. This was likely partially negated by the continued low labor participation rate.

    Despite lower growth and inflation, the US Federal Reserve (the Fed) tightened monetary policy at its December 2015 meeting by raising the federal funds target rate to a range of 0.25% to 0.50%.2 The primary motive for the move was continued growth in payrolls and the notion that inflation could start to approach the Fed’s 2% target over the next several years. Following the move, the Fed communicated that future policy will be data dependent and that the pace of the tightening cycle is likely to proceed slowly. Market reaction to the Fed move was muted, with rates selling off modestly into year end.

    In this market environment, Class A shares of Invesco U.S. Mortgage Fund, at NAV, generated a positive total return, but underperformed the Fund’s style-specific index, the Barclays U.S. Mortgage-Backed Securities Index. The Fund’s allocation to non-agency mortgage-backed securities (MBS) and commercial MBS were the primary detractors from Fund performance, as credit spreads widened during the second half of the year.

    The Fund benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid to-be-announced (TBA) market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund used active duration and yield curve positioning for risk management and for generating “alpha” (the extra return above a specific benchmark) versus its style-specific benchmark.

Portfolio Composition
By security type, based on total investments

U.S. Government Sponsored Agency Mortgage-Backed Securities	71.9%
Asset-Backed Securities	25.3
Non-Agency Obligations	0.4
U.S. Treasury Securities	0.3
Money Market Funds	2.1

Top 10 Debt Issuers*

1.	Federal National Mortgage Association	51.4%
2.	Federal Home Loan Mortgage Corp.	30.0
3.	Government National Mortgage Association	13.2
4.	JP Morgan Mortgage Trust	4.8
5.	Ginne Mae REMICs	3.3
6.	Fannie Mae REMICs	2.4
7.	Credit Suisse Mortgage Capital Trust	2.3
8.	Freddie Mac REMICs	2.0
9.	La Hipotecaria Panamanian Mortgage Trust	1.9
10.	Structured Adjustable Rate Mortgage Loan Trust	1.8

Total Net Assets	$428.0 million

Total Number of Holdings*	870

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

4                         Invesco U.S. Mortgage Fund

Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. During the reporting period, we maintained the portfolio’s overall duration slightly longer than that of the style-specific benchmark, on average, which produced favorable results as rates fell. However, yield curve positioning within the portfolio emphasized short-term (six months to two years) interest rates, missing much of the performance benefit of falling longer-term rates, and more than offset the positive relative return generated by duration positioning alone. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    We thank you for your investment in Invesco U.S. Mortgage Fund.

1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Jason Marshall Portfolio Manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 2007. Mr. Marshall earned a BS in finance from Indiana University of Penn-sylvania and an MBA from Duquesne University.

Brian Norris Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 2001. Mr. Norris earned a BS in business administration from the University of Louisville.

5                         Invesco U.S. Mortgage Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-
kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The BofA Merrill Lynch 1-10 Year Treasury Index tracks the performance of US Treasury securities with maturities of one to 9.99 years.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Gin-nie Mae, Fannie Mae and Freddie Mac.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here,

continued on page 7

6                         Invesco U.S. Mortgage Fund

Average Annual Total Returns
As of 12/31/15, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	6.44%
10 Years	3.14
5 Years	2.22
1 Year	-2.92

Class B Shares
Inception (8/24/92)	4.37%
10 Years	2.95
5 Years	2.00
1 Year	-4.16

Class C Shares
Inception (8/13/93)	3.65%
10 Years	2.80
5 Years	2.35
1 Year	-0.26

Class Y Shares
Inception (9/25/06)	3.86%
5 Years	3.39
1 Year	1.75

Class R5 Shares
10 Years	3.74%
5 Years	3.41
1 Year	1.71

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van

Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco U.S. Mortgage Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.96%, 1.72%, 1.72%, 0.72% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

continued from page 6

and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those
NAVs may differ from the NAVs and returns reported in the Financial Highlights.

7                         Invesco U.S. Mortgage Fund

Invesco U.S. Mortgage Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees. There can be no assurance that the Fund’s borrowing strategy will be successful.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED I MAY LOSE VALUE I NO BANK GUARANTEE

from the Fund may drop as well.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further continued on page 6

8                         Invesco U.S. Mortgage Fund

Schedule of Investments

December 31, 2015

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–106.41%
Collateralized Mortgage Obligations–11.74%
Fannie Mae Grantor Trust 7.50%, 01/19/2039	$426,925	$483,414
Fannie Mae Interest STRIPS, IO, 6.50%, 10/25/2024	247,568	40,365
8.00%, 05/25/2030	987,990	260,376
7.50%, 01/25/2032	337,241	61,538
Fannie Mae REMICs, 2.00%, 06/25/2019	409,484	411,995
7.00%, 09/25/2032	352,850	402,370
6.57%, 06/25/2039(a)	1,328,196	1,547,011
3.50%, 09/25/2044	5,718,920	5,696,565
3.00%, 05/25/2045	2,196,174	2,083,956
Fannie Mae REMICs, IO, 4.50%, 11/25/2023	5,845,467	220,088
3.00%, 10/25/2026 to 02/25/2028	29,475,472	2,837,879
8.00%, 08/18/2027 to 09/18/2027	1,209,745	219,820
6.00%, 05/25/2033	47,146	11,146
7.00%, 05/25/2033	1,006,043	265,457
3.50%, 08/25/2042	2,078,360	290,689
1.92%, 03/25/2043(a)	20,560,366	1,506,604
Freddie Mac REMICs, 4.50%, 06/15/2018	126,074	130,002
3.00%, 10/15/2018 to 03/15/2035	3,717,656	3,736,619
0.56%, 08/15/2038(a)	3,100,045	3,079,874
Freddie Mac REMICs, IO, 3.00%, 09/15/2025	6,469,466	468,539
2.50%, 09/15/2027	4,085,679	317,932
1.73%, 04/15/2038(a)	13,754,662	933,045
1.87%, 11/15/2038(a)	24,222,813	1,463,533
1.88%, 02/15/2039(a)	12,211,917	1,020,596
1.92%, 12/15/2039(a)	26,320,659	1,977,082
4.00%, 12/15/2041	3,048,508	350,488
Freddie Mac REMICs, PO, 1.24%, 01/15/2024	572,488	568,788
Freddie Mac STRIPS, IO, 8.00%, 06/15/2031	1,479,898	454,593
Freddie Mac Structured Pass Through Securities 6.50%, 02/25/2043	2,357,911	2,756,869
Freddie Mac Whole Loan Securities Trust 3.00%, 09/25/2045	2,713,865	2,671,211
Ginnie Mae REMICs, 5.88%, 01/20/2039(a)	2,606,703	2,939,708
4.50%, 07/20/2041(a)	3,985,689	4,228,788
1.79%, 09/20/2041(a)	3,260,396	3,410,208
2.50%, 10/20/2043	1,055,601	868,887
Ginnie Mae REMICs IO, 1.59%, 09/20/2064(a)	7,331,806	705,686
1.63%, 11/20/2064(a)	4,808,025	501,086
1.68%, 12/20/2064(a)	12,370,965	1,310,085
		50,232,892

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–30.04%
Pass Through Ctfs., 3.50%, 08/01/2026 to 09/01/2045	$11,272,965	$11,648,862
8.50%, 01/01/2017 to 08/01/2031	438,868	543,277
5.00%, 10/01/2018 to 06/01/2040	10,511,216	11,565,658
7.50%, 01/01/2020 to 05/01/2035	499,767	587,622
6.50%, 05/01/2028 to 08/01/2033	702,658	800,891
6.00%, 03/01/2029	6,050	6,914
8.00%, 08/01/2032	316,811	381,890
5.50%, 12/01/2036	421,485	468,691
4.50%, 05/01/2038 to 02/01/2042	28,224,581	30,556,808
5.35%, 07/01/2038 to 10/17/2038	3,311,066	3,692,037
5.80%, 10/01/2038 to 01/20/2039	1,812,279	2,044,356
5.45%, 11/25/2038	3,224,258	3,560,535
4.00%, 06/01/2042	6,721,054	7,139,285
Pass Through Ctfs., ARM, 2.57%, 07/01/2036(a)	2,768,287	2,933,533
2.68%, 02/01/2037(a)	275,939	294,726
2.79%, 03/01/2037(a)	1,132,377	1,214,203
2.57%, 05/01/2037(a)	1,257,442	1,340,121
2.84%, 11/01/2037(a)	2,898,520	3,067,548
2.66%, 01/01/2038(a)	465,484	497,256
3.58%, 03/01/2041(a)	319,485	334,967
Pass Through Ctfs., TBA, 3.00%, 01/01/2046(b)	20,450,000	20,417,818
3.50%, 01/01/2046(b)	11,200,000	11,529,983
4.00%, 01/01/2046(b)	13,200,000	13,945,334
		128,572,315

Federal National Mortgage Association (FNMA)–51.45%
Pass Through Ctfs., 3.50%, 11/01/2042 to 08/01/2045	13,446,635	13,912,656
7.00%, 02/01/2018 to 12/01/2033	451,569	482,915
4.50%, 05/01/2019 to 10/01/2041	14,445,391	15,482,553
8.00%, 07/01/2020 to 04/01/2033	729,760	891,398
6.50%, 06/01/2022 to 11/01/2038	4,316,862	4,940,266
5.50%, 11/01/2022 to 04/01/2038	13,263,281	14,952,641
4.00%, 06/01/2024 to 02/01/2045	22,694,576	24,106,444
5.00%, 06/01/2027 to 01/01/2041	9,211,554	10,172,526
9.50%, 04/01/2030	92,684	106,871
5.63%, 08/01/2032	534,159	622,769
8.50%, 10/01/2032	602,307	741,575
6.00%, 12/01/2035 to 05/01/2040	4,219,247	4,770,891
7.50%, 08/01/2037	814,790	987,465
5.45%, 01/01/2038	512,930	569,843
3.00%, 04/01/2043	3,364,543	3,380,713
Pass Through Ctfs., ARM, 2.37%, 03/01/2038(a)	450,497	478,231
2.04%, 02/01/2039(a)	4,371,425	4,575,647
3.02%, 08/01/2042(a)	1,395,800	1,435,600
2.26%, 07/01/2043(a)	3,841,446	3,867,642
2.67%, 09/01/2043(a)	2,034,749	2,074,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., TBA, 2.50%, 01/01/2031(b)	$21,000,000	$21,167,647
3.00%, 01/01/2031 to 01/01/2046(b)	46,700,000	47,080,746
3.50%, 01/01/2046(b)	29,500,000	30,438,138
4.00%, 01/01/2046(b)	12,270,000	12,984,727
		220,224,831

Government National Mortgage Association (GNMA)–13.18%
Pass Through Ctfs., 9.50%, 06/15/2016 to 08/15/2022	228,955	232,654
8.00%, 08/15/2016 to 12/15/2021	182,056	185,372
8.50%, 02/20/2017	306	312
9.00%, 09/15/2017 to 08/15/2024	442,032	451,915
7.00%, 08/15/2022 to 01/15/2029	397,473	427,159
6.50%, 04/15/2026 to 11/15/2028	209,463	239,831
6.00%, 01/15/2028 to 04/20/2029	548,574	618,902
5.50%, 05/15/2033 to 10/15/2034	1,176,348	1,333,114
5.00%, 11/20/2037	1,759,302	1,904,154
3.00%, 10/20/2045	2,900,000	2,785,756
Pass Through Ctfs., TBA, 3.50%, 01/01/2046(b)	31,500,000	32,839,982
4.00%, 01/01/2046(b)	14,500,000	15,398,320
		56,417,471
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $453,765,537)		455,447,509

Asset-Backed Securities–37.54%
Agate Bay Mortgage Trust, Series 2015-4, Class A4, Variable Rate Pass Through Ctfs., 3.50%, 06/25/2045(a)(c)	4,684,192	4,701,329
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, Floating Rate Pass Through Ctfs., 2.65%, 06/25/2045(a)	1,187,146	1,180,090
Americredit Automobile Receivables Trust, Series 2014-4, Class A2A, Pass Through Ctfs., 0.72%, 04/09/2018	2,586,623	2,582,239
BAMLL-DB Trust, Series 2012-OSI, Class A2FX, Pass Through Ctfs., 3.35%, 04/13/2029(c)	4,997,674	5,046,184
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/2036	161,101	152,807
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.62%, 03/25/2035(a)	1,361,837	1,367,947
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class AJ, Pass Through Ctfs., 5.17%, 02/11/2041	141,365	141,283
Series 2005-PWR9, Class AJ, Pass Through Ctfs., 4.99%, 09/11/2042	45,504	45,571
Series 2006-T22, Class B, Variable Rate Pass Through Ctfs., 5.62%, 04/12/2038(a)(c)	1,750,000	1,793,977

	Principal Amount	Value
BMW Vehicle Lease Trust, Series 2015-1, Class A2B, Floating Rate Pass Through Ctfs., 0.72%, 02/21/2017(a)	$3,850,106	$3,848,843
Cerberus Onshore II CLO-2 LLC, Series 2014-1A, Class A, Floating Rate Pass Through Ctfs., 2.22%, 10/15/2023(a)(c)	2,557,275	2,560,920
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, Floating Rate Pass Through Ctfs., 1.53%, 02/15/2031(a)(c)	3,000,000	2,985,094
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.68%, 12/25/2035(a)	76,307	69,660
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, Floating Rate Pass Through Ctfs., 0.96%, 02/25/2035(a)	691,949	659,226
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.68%, 09/25/2034(a)	2,933,163	2,888,994
Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.29%, 08/25/2034(a)	618,170	614,369
Series 2006-AR2, Class 1A2, Floating Rate Pass Through Ctfs., 2.67%, 03/25/2036(a)	137,080	129,603
Series 2009-12, Class 5A1, Pass Through Ctfs., 5.50%, 07/25/2037(c)	1,337,653	1,330,964
Series 2012-6, Class 2A1, Floating Rate Pass Through Ctfs., 2.42%, 08/25/2036(a)(c)	1,955,188	1,966,044
Commercial Mortgage Trust, Series 2013-LC13, Class XA, Variable Rate Pass Through Ctfs., 1.40%, 08/10/2046(a)	46,735,936	2,815,345
Series 2015-CR24, Class XA, Variable Rate Pass Through Ctfs., 0.89%, 08/10/2055(a)	45,640,766	2,782,421
Credit Suisse Mortgage Capital Trust, Series 2013-7, Class B1, Variable Rate Pass Through Ctfs., 3.59%, 08/25/2043(a)(c)	5,297,136	5,257,613
Series 2013-6, Class 2A1, Pass Through Ctfs., 3.50%, 08/25/2043(c)	2,065,619	2,082,080
Series 2015-TOWN, Class B, Floating Rate Pass Through Ctfs., 2.23%, 03/15/2017(a)(c)	2,500,000	2,487,109
Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, Pass Through Ctfs., 3.50%, 05/25/2045(c)	4,458,001	4,465,665
Fifth Third Auto Trust, Series 2014-3, Class A2A, Pass Through Ctfs., 0.57%, 05/15/2017	1,277,013	1,276,049
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.69%, 07/25/2037(a)	85,455	74,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
H/2 Asset Funding (Cayman Islands), Series 2015-1A, Class BFL, Pass Through Ctfs., 2.51%, 06/24/2049(c)	$2,000,000	$1,974,904
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AJ, Pass Through Ctfs., 5.48%, 05/15/2045	4,000,000	4,069,590
JP Morgan Mortgage Trust, Series 2005-A3, Class 6A5, Floating Rate Pass Through Ctfs., 2.61%, 06/25/2035(a)	1,817,392	1,779,554
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 2.75%, 08/25/2035(a)	1,306,326	1,245,045
Series 2014-1, Class 1A17, Variable Rate Pass Through Ctfs., 4.00%, 01/25/2044(a)(c)	5,213,732	5,444,098
Series 2015-3, Class A3, Pass Through Ctfs., 3.50%, 05/25/2045(c)	7,264,498	7,296,847
Series 2015-5, Class A2, Floating Rate Pass Through Ctfs., 2.91%, 05/25/2045(a)(c)	4,641,310	4,683,410
JP Morgan Resecuritization Trust, Series 2009-5, Class 1A1, Floating Rate Pass Through Ctfs., 2.74%, 07/26/2036(a)(c)	1,521,942	1,525,668
Series 2009-7, Class 5A1, Pass Through Ctfs., 6.00%, 02/27/2037(c)	688,945	707,865
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 04/22/2013; Cost $5,193,676)(c)	5,018,044	5,243,856
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.50%, 09/08/2039 (Acquired 11/05/2010-06/25/2012; Cost $8,225,558)(a)(c)	7,950,470	8,216,811
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(c)	3,219,202	3,205,732
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.68%, 11/25/2035(a)	3,183,738	2,894,513
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 0.66%, 04/25/2036(a)	103,036	65,535
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A2, Floating Rate Pass Through Ctfs., 1.03%, 04/25/2029(a)	865,232	827,814
Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.33%, 11/25/2035(a)	1,262,192	1,226,865
Series 2005-A, Class A1, Floating Rate Pass Through Ctfs., 0.88%, 03/25/2030(a)	1,432,157	1,397,746

	Principal Amount	Value
Newstar Commercial Loan Funding LLC, Series 2015-1A, Class A1, Floating Rate Pass Through Ctfs., 2.12%, 01/20/2027(a)(c)	$5,000,000	$4,938,386
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.02%, 07/14/2034(a)(c)	3,345,000	3,339,992
RALI Trust, Series 2006-QO2, Class A2, Floating Rate Pass Through Ctfs., 0.69%, 02/25/2046(a)	65,557	28,897
RBSSP Resecuritization Trust, Series 2009-13, Class 10A3, Floating Rate Pass Through Ctfs., 2.69%, 01/26/2036(a)(c)	1,035,139	1,041,019
Series 2010-1, Class 2A1, Floating Rate Pass Through Ctfs. 2.11%, 07/26/2045 (Acquired 01/31/2011; Cost $2,375,300)(a)(c)	2,384,241	2,379,475
Sequoia Mortgage Trust, Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/2043	2,210,588	2,151,268
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Pass Through Ctfs., 3.75%, 07/25/2043(c)	3,497,139	3,582,317
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, Floating Rate Pass Through Ctfs., 2.54%, 06/25/2034(a)	3,572,882	3,579,660
Series 2004-13, Class A2, Floating Rate Pass Through Ctfs., 0.72%, 09/25/2034(a)	740,772	645,589
Series 2004-16, Class 2A, Floating Rate Pass Through Ctfs., 2.59%, 11/25/2034(a)	2,862,326	2,824,477
Series 2004-20, Class 3A1, Floating Rate Pass Through Ctfs., 2.54%, 01/25/2035(a)	627,348	599,616
Structured Asset Mortgage Investments, II Trust, Series 2005-AR2, Class 2A1, Floating Rate Pass Through Ctfs., 0.65%, 05/25/2045(a)	1,702,488	1,502,636
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Floating Rate Pass Through Ctfs., 2.59%, 11/25/2032(a)	228,681	207,740
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A, Pass Through Ctfs., 1.74%, 09/15/2021	5,000,000	4,963,615
Thornburg Mortgage Securities Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.35%, 07/25/2045(a)	4,850,521	4,715,220
Towd Point Mortgage Trust, Series 2015-4, Class A1, Variable Rate Pass Through Ctfs., 3.50%, 04/26/2055(a)(c)	1,909,999	1,931,920
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.30%, 10/15/2044(a)	343,953	343,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.43%, 10/25/2035(a)	$5,840,389	$5,630,424
Series 2007-HY2, Class 2A1, Floating Rate Pass Through Ctfs., 2.54%, 11/25/2036(a)	302,239	267,457
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.74%, 07/25/2034(a)	2,342,170	2,352,096
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.64%, 03/25/2035(a)	320,425	326,424
Series 2006-AR8, Class 2A3, Floating Rate Pass Through Ctfs., 2.74%, 04/25/2036(a)	1,713,060	1,678,266
WinWater Mortgage Loan Trust, Series 2015-4, Class A3, Variable Rate Pass Through Ctfs., 3.50%, 06/20/2045(a)(c)	4,514,280	4,517,526
Total Asset-Backed Securities (Cost $159,571,510)		160,659,280

Structured Agency Credit Risk Notes (STACR)–0.56%
Freddie Mac, Series 2014-DN1, Class M2 Floating Rate STACR® Debt Notes, 2.42%, 02/25/2024(a)(d) (Cost $2,415,996)	2,400,000	2,393,739

	Principal Amount	Value
U.S. Treasury Securities–0.39%
U.S. Treasury Bills–0.15%
0.25%, 05/26/2016(e)	$450,000	$449,303
0.29%, 05/26/2016(e)	215,000	214,667
		663,970

U.S. Treasury Notes–0.24%
3.25%, 12/31/2016(f)	1,000,000	1,023,800
Total U.S. Treasury Securities (Cost $1,669,396)		1,687,770

	Shares
Money Market Funds–3.16%
Liquid Assets Portfolio–Institutional Class, 0.29%(g)	6,771,281	6,771,281
Premier Portfolio–Institutional Class, 0.24%(g)	6,771,282	6,771,282
Total Money Market Funds (Cost $13,542,563)		13,542,563
TOTAL INVESTMENTS–148.06% (Cost $630,965,002)		633,730,861
OTHER ASSETS LESS LIABILITIES–(48.06)%		(205,697,647)
NET ASSETS–100.00%		$428,033,214

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
IO	– Interest Only
PO	– Principal Only
REMICs	– Real Estate Mortgage Investment Conduits
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2015.
(b)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $94,706,805, which represented 22.13% of the Fund’s Net Assets.
(d)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Mortgage Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (Cost $617,422,439)	$620,188,298
Investments in affiliated money market funds, at value and cost	13,542,563
Total investments, at value (Cost $630,965,002)	633,730,861
Cash	8,781
Receivable for:
Fund shares sold	373,695
Dividends and interest	1,984,151
Principal paydowns	101,727
Investment for trustee deferred compensation and retirement plans	66,378
Other assets	20,574
Total assets	636,286,167

Liabilities:
Payable for:
Investments purchased	206,805,668
Fund shares reacquired	491,802
Dividends	365,894
Variation margin — futures	89,641
Accrued fees to affiliates	209,345
Accrued trustees’ and officers’ fees and benefits	216
Accrued other operating expenses	212,625
Trustee deferred compensation and retirement plans	77,762
Total liabilities	208,252,953
Net assets applicable to shares outstanding	$428,033,214

Net assets consist of:
Shares of beneficial interest	$535,442,888
Undistributed net investment income	(20,330)
Undistributed net realized gain (loss)	(110,322,279)
Net unrealized appreciation	2,932,935
$428,033,214

Net Assets:
Class A	$395,806,124
Class B	$1,137,745
Class C	$9,394,016
Class Y	$21,668,212
Class R5	$27,117

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	32,382,756
Class B	93,567
Class C	774,031
Class Y	1,766,078
Class R5	2,211
Class A:
Net asset value per share	$12.22
Maximum offering price per share
(Net asset value of $12.22 ÷ 95.75%)	$12.76
Class B:
Net asset value and offering price per share	$12.16
Class C:
Net asset value and offering price per share	$12.14
Class Y:
Net asset value and offering price per share	$12.27
Class R5:
Net asset value and offering price per share	$12.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Mortgage Fund

Statement of Operations

For the year ended December 31, 2015

Investment income:
Interest	$12,401,007
Dividends from affiliated money market funds	14,093
Total investment income	12,415,100

Expenses:
Advisory fees	2,051,367
Administrative services fees	120,386
Custodian fees	40,474
Distribution fees:
Class A	984,821
Class B	16,291
Class C	85,423
Transfer agent fees — A, B, C, and Y	614,005
Transfer agent fees — R5	19
Trustees’ and officers’ fees and benefits	27,042
Other	297,396
Total expenses	4,237,224
Less: Fees waived and expense offset arrangement(s)	(22,472)
Net expenses	4,214,752
Net investment income	8,200,348

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,178,633
Futures contracts	(1,188,145)
3,990,488
Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,126,080)
Futures contracts	413,318
(5,712,762)
Net realized and unrealized gain (loss)	(1,722,274)
Net increase in net assets resulting from operations	$6,478,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco U.S. Mortgage Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$8,200,348	$10,078,728
Net realized gain	3,990,488	11,131,057
Change in net unrealized appreciation (depreciation)	(5,712,762)	5,939,106
Net increase in net assets resulting from operations	6,478,074	27,148,891

Distributions to shareholders from net investment income:
Class A	(16,642,053)	(19,256,450)
Class B	(54,615)	(98,872)
Class C	(281,206)	(291,848)
Class Y	(786,586)	(314,767)
Class R5	(824)	(515)
Total distributions from net investment income	(17,765,284)	(19,962,452)

Share transactions–net:
Class A	(17,899,058)	(23,705,101)
Class B	(957,226)	(1,107,150)
Class C	1,520,578	185,855
Class Y	2,828,283	16,973,129
Class R5	12,447	5,436
Net increase (decrease) in net assets resulting from share transactions	(14,494,976)	(7,647,831)
Net increase (decrease) in net assets	(25,782,186)	(461,392)

Net assets:
Beginning of year	453,815,400	454,276,792
End of year (includes undistributed net investment income of $(20,330) and $365,205, respectively)	$428,033,214	$453,815,400

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco U.S. Mortgage Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

15                         Invesco U.S. Mortgage Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

16                         Invesco U.S. Mortgage Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

17                         Invesco U.S. Mortgage Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.47%
Next $500 million	0.445%
Next $500 million	0.42%
Next $500 million	0.395%
Next $2.5 billion	0.37%
Next $2.5 billion	0.345%
Next $2.5 billion	0.32%
Next $2.5 billion	0.295%
Over $12.5 billion	0.27%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $20,431.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2015, IDI advised the Fund that IDI retained $16,658 in front-end sales commissions from the sale of Class A shares and $1,443, $906 and $1,791 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18                         Invesco U.S. Mortgage Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$13,542,563	$—	$—	$13,542,563
U.S. Treasury Securities	—	1,687,770	—	1,687,770
U.S. Government Sponsored Agency Securities	—	455,447,509	—	455,447,509
Asset-Backed Securities	—	160,659,280	—	160,659,280
Structured Agency Credit Risk Notes	—	2,393,739	—	2,393,739
	13,542,563	620,188,298	—	633,730,861
Futures Contracts*	167,076	—	—	167,076
Total Investments	$13,709,639	$620,188,298	$—	$633,897,937

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$167,076	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Interest rate risk	$(1,188,145)
Change in Net Unrealized Appreciation:
Interest rate risk	413,318
Total	$(774,827)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$71,106,725

19                         Invesco U.S. Mortgage Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 2 Year Notes	Short	92	March-2016	$(19,985,563)	$34,303
U.S. Treasury 5 Year Notes	Short	80	March-2016	(9,465,625)	57,950
U.S. Treasury 10 Year Notes	Short	103	March-2016	(12,968,344)	43,815
U.S. Treasury Bonds	Short	87	March-2016	(13,376,250)	31,008
Total Futures Contracts — Interest Rate Risk					$167,076

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,041.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$17,765,284	$19,962,452

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$65,613
Net unrealized appreciation — investments	2,739,679
Temporary book/tax differences	(81,659)
Capital loss carryforward	(110,133,307)
Shares of beneficial interest	535,442,888
Total net assets	$428,033,214

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20                         Invesco U.S. Mortgage Fund

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$91,151,310	$—	$91,151,310
Not subject to expiration	9,464,111	9,517,886	18,981,997
	$100,615,421	$9,517,886	$110,133,307

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $3,141,860,950 and $3,151,132,894, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,040,309
Aggregate unrealized (depreciation) of investment securities	(5,300,630)
Net unrealized appreciation of investment securities	$2,739,679

Cost of investments for tax purposes is $630,991,182.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, dollar rolls and expired capital loss carryforward, on December 31, 2015, undistributed net investment income was increased by $9,179,401, undistributed net realized gain (loss) was increased by $9,221,521 and shares of beneficial interest was decreased by $18,400,922. This reclassification had no effect on the net assets of the Fund.

21                         Invesco U.S. Mortgage Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	2,748,375	$34,083,709	2,331,170	$29,176,659
Class B	4,444	54,759	6,987	86,900
Class C	433,849	5,345,756	286,853	3,557,354
Class Y	1,350,741	16,823,165	1,497,316	18,809,397
Class R5	1,261	15,602	459	5,789

Issued as reinvestment of dividends:
Class A	989,432	12,283,437	1,125,151	14,058,377
Class B	3,977	49,183	7,037	87,430
Class C	18,511	228,100	18,399	228,300
Class Y	16,548	206,639	18,060	226,717
Class R5	32	403	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	47,714	592,205	53,100	662,730
Class B	(47,955)	(592,205)	(53,376)	(662,730)

Reacquired:
Class A	(5,220,201)	(64,858,409)	(5,414,289)	(67,602,867)
Class B	(37,923)	(468,963)	(49,884)	(618,750)
Class C	(328,580)	(4,053,278)	(290,257)	(3,599,799)
Class Y	(1,134,313)	(14,201,521)	(164,193)	(2,062,985)
Class R5	(289)	(3,558)	(28)	(353)
Net increase (decrease) in share activity	(1,154,377)	$(14,494,976)	(627,495)	$(7,647,831)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco U.S. Mortgage Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/15	$12.55	$0.24	$(0.06)	$0.18	$(0.51)	$12.22	1.41	%(d)	$395,806	0.96	%(d)(e)	0.96	%(d)(e)	1.88	%(d)(e)	500%
Year ended 12/31/14	12.35	0.28	0.48	0.76	(0.56)	12.55	6.27	(d)	424,259	0.96	(d)	0.96	(d)	2.28	(d)	450
Year ended 12/31/13	13.02	0.21	(0.40)	(0.19)	(0.48)	12.35	(1.51	)(d)	441,028	0.94	(d)	0.94	(d)	1.63	(d)	475
Year ended 12/31/12	12.99	0.25	0.33	0.58	(0.55)	13.02	4.54		531,547	0.94		0.94		1.88		451
Year ended 12/31/11	13.00	0.39	0.26	0.65	(0.66)	12.99	5.06		564,871	0.90		0.90		2.99		395
Class B
Year ended 12/31/15	12.48	0.14	(0.05)	0.09	(0.41)	12.16	0.71		1,138	1.72	(e)	1.72	(e)	1.12	(e)	500
Year ended 12/31/14	12.28	0.18	0.48	0.66	(0.46)	12.48	5.48		2,135	1.72		1.72		1.52		450
Year ended 12/31/13	12.95	0.11	(0.40)	(0.29)	(0.38)	12.28	(2.28)		3,197	1.70		1.70		0.87		475
Year ended 12/31/12	12.93	0.15	0.32	0.47	(0.45)	12.95	3.67		5,729	1.69		1.69		1.13		451
Year ended 12/31/11	12.92	0.29	0.27	0.56	(0.55)	12.93	4.43		8,186	1.66		1.66		2.23		395
Class C
Year ended 12/31/15	12.46	0.14	(0.05)	0.09	(0.41)	12.14	0.71		9,394	1.72	(e)	1.72	(e)	1.12	(e)	500
Year ended 12/31/14	12.26	0.19	0.47	0.66	(0.46)	12.46	5.48		8,100	1.72		1.72		1.52		450
Year ended 12/31/13	12.93	0.11	(0.40)	(0.29)	(0.38)	12.26	(2.29)		7,788	1.70		1.70		0.87		475
Year ended 12/31/12	12.90	0.15	0.33	0.48	(0.45)	12.93	3.75		12,003	1.69		1.69		1.13		451
Year ended 12/31/11	12.91	0.29	0.25	0.54	(0.55)	12.90	4.27		9,308	1.66		1.66		2.23		395
Class Y
Year ended 12/31/15	12.59	0.26	(0.04)	0.22	(0.54)	12.27	1.75		21,668	0.72	(e)	0.72	(e)	2.12	(e)	500
Year ended 12/31/14	12.39	0.32	0.47	0.79	(0.59)	12.59	6.52		19,306	0.72		0.72		2.52		450
Year ended 12/31/13	13.07	0.24	(0.41)	(0.17)	(0.51)	12.39	(1.32)		2,254	0.70		0.70		1.87		475
Year ended 12/31/12	13.04	0.28	0.33	0.61	(0.58)	13.07	4.79		3,759	0.69		0.69		2.13		451
Year ended 12/31/11	13.04	0.42	0.27	0.69	(0.69)	13.04	5.40		1,721	0.66		0.66		3.23		395
Class R5
Year ended 12/31/15	12.59	0.27	(0.06)	0.21	(0.54)	12.26	1.71		27	0.68	(e)	0.68	(e)	2.16	(e)	500
Year ended 12/31/14	12.39	0.33	0.47	0.80	(0.60)	12.59	6.56		15	0.67		0.67		2.57		450
Year ended 12/31/13	13.06	0.25	(0.41)	(0.16)	(0.51)	12.39	(1.23)		10	0.66		0.66		1.91		475
Year ended 12/31/12	13.03	0.28	0.33	0.61	(0.58)	13.06	4.80		10	0.65		0.65		2.17		451
Year ended 12/31/11	13.04	0.43	0.26	0.69	(0.70)	13.03	5.38		10	0.63		0.63		3.26		395

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2015, 2014 and 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $407,962, $1,629, $8,542, $18,309 and $19 for Class A, Class B, Class C, Class Y and Class R5, respectively.

23                         Invesco U.S. Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco U.S. Mortgage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Mortgage Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 24, 2016

24                         Invesco U.S. Mortgage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,009.60	$4.86	$1,020.37	$4.89	0.96%
B	1,000.00	1,005.80	8.70	1,016.53	8.74	1.72
C	1,000.00	1,006.60	8.70	1,016.53	8.74	1.72
Y	1,000.00	1,010.90	3.65	1,021.58	3.67	0.72
R5	1,000.00	1,011.10	3.45	1,021.78	3.47	0.68

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco U.S. Mortgage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.16%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco U.S. Mortgage Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Mortgage Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 VK-USM-AR-1 Invesco Distributors, Inc.

ITEM 2.    CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$347,725	N/A	$337,800	N/A
Audit-Related Fees	$ 0	0%	$ 0	0%
Tax Fees(2)	$109,250	0%	$109,750	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$456,975	0%	$447,550	0%

 (g) PWC billed the Registrant aggregate non-audit fees of $109,250 for the fiscal year ended 2015, and $109,750 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end December 31, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2014 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%
Total Fees(2)	$4,324,000	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,098,822 for the fiscal year ended 2015, and $4,009,694 for the fiscal year ended 2014, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

●	Management functions
●	Human resources
●	Broker-dealer, investment adviser, or investment banking services
●	Legal services
●	Expert services unrelated to the audit
●	Any service or product provided for a contingent fee or a commission
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
●	Tax services for persons in financial reporting oversight roles at the Fund
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.        SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.      CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Growth Series (Invesco Growth Series)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 10, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 10, 2016

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	March 10, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.